Filed under Rule 497(c)
File No. 002-91556
811-04052

Citifunds®
Money Market Funds
Class N

CitiSM Cash Reserves

CitiSM U.S. Treasury Reserves

CitiSM Tax Free Reserves

CitiSM California Tax Free Reserves

CitiSM Connecticut Tax Free Reserves

CitiSM New York Tax Free Reserves

Prospectus
December 31, 2005

The Securities and Exchange
Commission has not
approved or disapproved
these securities or determined
whether this prospectus is
accurate or complete. Any
statement to the contrary is a
crime.

Under a licensing agreement between Citigroup and Legg Mason, the name of the Funds, the names of any classes of shares of the Funds, and the name of the investment adviser of the Funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason and by the Funds. Citi Marks include, but are not limited to, “Citi,” “CitiFunds” and “Citigroup Asset Management”.

All Citi Marks are owned by Citigroup, and used under license. Legg Mason and its affiliates, as well as the Manager, are not affiliated with Citigroup. Investments in the Funds are not bank deposits or obligations of Citibank.

Funds At A Glance

Each of the Funds described in this prospectus is a money market fund. Money market funds must follow strict rules about the quality, maturity and other features of securities they purchase. The Funds try to maintain a share price of $1.00 while paying income to shareholders. However, no money market fund guarantees that you will receive your money back.

Each Fund has its own goals and investment strategies, and each offers a different mix of investments. Of course, there is no assurance that a Fund will achieve its investment goals.

The four Tax Free Funds invest primarily in high quality municipal securities and most of the dividends they pay are exempt from federal and, in certain cases, state income taxes. The Tax Free Funds are non-diversified funds and have more risk than more broadly diversified money market funds.

4

Citi Cash Reserves

This summary briefly describes Citi Cash Reserves and the principal risks of investing in it. For more information, see More About The Funds on page 39.

Fund Goal

The Fund’s goal is to provide shareholders with liquidity and as high a level of current income as is consistent with preservation of capital. Of course, there is no assurance that the Fund will achieve its goal.

Main Investment Strategies

Cash Reserves invests only in high quality, short-term money market instruments denominated in U.S. dollars. These may include:

•	obligations of U.S. and non-U.S. banks;

•	commercial paper and asset-backed securities;

•	short-term obligations of the U.S. government and its agencies and instrumentalities, and repurchase agreements for these obligations; and

•	obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada.

The Fund may invest more than 25% of its assets in bank obligations, such as certificates of deposit, fixed time deposits and bankers’ acceptances.

Please note that the Fund invests in securities through an underlying mutual fund.

Main Risks

Investing in a mutual fund involves risk. Although Cash Reserves seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. Please remember that an investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks of investing in the Fund are described below. Please note that there are many other factors that could adversely affect your investment and that could prevent the Fund from achieving its goals; these other factors are not described here. More information about risks appears in the Funds’ Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.

Yield Fluctuation. The Fund invests in short-term money market instruments. As a result, the amount of income paid to you by the Fund will go up or down depending on day-to-day variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, as they have been recently, the Fund’s expenses could absorb all or a significant portion of the Fund’s income.

Credit Risk. The Fund invests in debt securities that are rated, when the Fund buys them, in the highest short-term rating category by nationally recognized rating agencies or, if unrated, in the Manager’s opinion are of

5

comparable quality. However, it is possible that some issuers will be unable to make the required payments on debt securities held by the Fund. Debt securities also fluctuate in value based on the perceived creditworthiness of issuers. A default on an investment held by the Fund could cause the value of your investment in the Fund, or its yield, to decline.

Interest Rate and Market Risk. A major change in interest rates or a significant decline in the market value of a Fund investment, or other market event, could cause the value of your investment in the Fund, or its yield, to decline.

Foreign Securities. You should be aware that investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on fund investments, fluctuations in currency exchange rates, currency exchange controls and other limitations on the use or transfer of assets by the Fund or issuers of securities, and political or social instability. In addition, foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than United States markets. As a result, there may be rapid changes in the value of foreign securities. Non-U.S. markets also may offer less protection to investors such as the Fund.

Concentration in the Banking Industry. Cash Reserves may concentrate in bank obligations. This means that an investment in the Fund may be particularly susceptible to adverse events affecting the banking industry. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. Banks also depend on being able to obtain funds at reasonable costs to finance their lending operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get in financial trouble, their failure to repay the bank will also affect the bank’s financial situation.

Who May Want To Invest

You should keep in mind that an investment in a money market fund is not a complete investment program.

You should consider investing in Cash Reserves if:

•	You’re seeking current income and a stabilized share price.

•	You want to be able to convert your investment to cash quickly with reduced risk to principal.

•	You’re seeking higher returns than are usually available from U.S. Treasury money market funds.

Don’t invest in the Fund if:

•	You’re seeking long-term growth of capital or high current income and you can tolerate daily share price fluctuation.

If you are seeking tax-advantaged income, consider the Tax Free Funds.

6

Fund Performance

The following bar chart and table can help you evaluate the risks and performance of the Fund. The bar chart shows the total returns of the Fund’s Class N shares for the calendar years indicated. The table compares the average annual returns for the Fund’s Class N shares to the performance of the iMoneyNet 1st Tier Taxable Money Market Funds Average.

Please remember that the Fund’s past performance is not necessarily an indication of how it will perform in the future. The Fund’s performance reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or terminated, the Fund’s performance may go down. For current yield information, please call 1-800-331-1792, toll-free, or contact your account representative.

CASH RESERVES
Annual Total Class — Class N

Calendar Year Ended December 31

As of September 30, 2005, Class N shares had a year-to-date return of 1.78%.

Fund’s Highest And Lowest Returns
For Calendar Quarters Covered by the Bar Chart

Class N		Quarter Ending
Highest	1.53%	December 31, 2000
Lowest	0.11%	June 30, 2004

Average Annual Total Returns
As of December 31, 2004

	1 Year	5 Years	10 Years

Cash Reserves — Class N	0.75%	2.44%	3.76%

iMoneyNet 1st Tier Taxable Money Market Funds Average	0.67%	2.35%	3.72%

7

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Class N shares of Citi Cash Reserves.

Fee Table

Shareholder Fees — Fees Paid Directly From Your Investment

Maximum Sales Charge (Load) Imposed on Purchases			None
Maximum Deferred Sales Charge (Load)			None

Annual Operating Expenses(1) Expenses That Are Deducted From Fund Assets

Management Fees(2)			0.45%
Distribution (12b-1) Fees (includes service fees)			0.25%
Other Expenses(1)			0.06%

Total Annual Operating Expenses*(1)			0.76%

*	Because of voluntary waivers and/or reimbursements, actual total operating expenses are expected to be:		0.70%
	These voluntary fee waivers and reimbursements may be reduced or terminated at any time.

(1)

The expense information in this table has been restated to reflect current fees and expenses. The Fund invests in securities through an underlying mutual fund, Liquid Reserves Portfolio (formerly Cash Reserves Portfolio). This table reflects the direct expenses of the Fund and its allocated share of expenses of Liquid Reserves Portfolio.

(2)	As of October 1, 2005, the Management Fee was reduced from 0.55% to an annual rate that decreases as Fund assets increase in accordance with the following breakpoint schedule:

	Average Daily Net Assets	Management Fee Rate
	First $1 billion	0.450%
	Next $1 billion	0.425%
	Next $3 billion	0.400%
	Next $5 billion	0.375%
	Over $10 billion	0.350%

EXAMPLE

This example helps you compare the costs of investing in the Fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes that:

•	you invest $10,000 in the Fund for the time periods indicated;

•	you reinvest all dividends;

•

you then sell all of your shares at the end of those periods; your investment has a 5% return each year — the assumption of a 5% return is required by the SEC for the purpose of this example and is not a prediction of the Fund’s future performance; and

•	the Fund’s operating expenses as shown in the table remain the same — the example does not include voluntary waivers and reimbursements.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Citi Cash Reserves	1 Year	3 Years	5 Years	10 Years

Class N Shares	$78	$243	$422	$942

8

Citi U.S. Treasury Reserves

This summary briefly describes Citi U.S. Treasury Reserves and the principal risks of investing in it. For more information, see More About The Funds on page 39.

Fund Goal

The Fund’s goal is to provide its shareholders with liquidity and as high a level of current income from U.S. government obligations as is consistent with the preservation of capital. Of course, there is no assurance that the Fund will achieve its goal.

Main Investment Strategies

Under normal market conditions, U.S. Treasury Reserves invests all of its assets in:

•	U.S. Treasury bills, notes and bonds;

•	Treasury receipts; and

•	Securities issued by U.S. government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Treasury.

Although the Fund is permitted to maintain a weighted average maturity of up to 90 days, under normal conditions the Fund will maintain a shorter maturity. The Fund may not generate as high a yield as other funds with longer weighted average maturities.

Please note that the Fund invests in securities through an underlying mutual fund.

Main Risks

Investing in a mutual fund involves risk. Although U.S. Treasury Reserves seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. Please remember that an investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks of investing in the Fund are described below. Please note that there are many other factors that could adversely affect your investment, and that could prevent the Fund from achieving its goals; these other factors are not described here. More information about risks appears in the Funds’ Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.

Yield Fluctuation. The Fund invests in short-term money market instruments. As a result, the amount of income paid to you by the Fund will go up or down depending on day-to-day variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, as they have been recently, the Fund’s expenses could absorb all or a significant portion of the Fund’s income.

Interest Rate and Market Risk. A major change in interest rates or a significant decline in the market value of a Fund investment, or other market event, could cause the value of your investment in the Fund, or its yield, to decline.

9

Who May Want To Invest

You should keep in mind that an investment in a money market fund is not a complete investment program.

You should consider investing in U.S. Treasury Reserves if:

•	You’re seeking current income and a stabilized share price.

•	You want to be able to convert your investment to cash quickly with reduced risk to principal.

•	You want the added safety of a fund that invests only in U.S. government securities.

Don’t invest in the Fund if:

•	You’re seeking long-term growth of capital or high current income and you can tolerate daily share price fluctuation.

If you are seeking tax-advantaged income, consider the Tax Free Funds.

10

Fund Performance

The following bar chart and table can help you evaluate the risks and performance of the Fund. The bar chart shows the total returns of the Fund’s Class N shares for the calendar years indicated. The table compares the average annual returns for the Fund’s Class N shares to the performance of the iMoneyNet 100% U.S. Treasury Rated Money Market Funds Average.

Please remember that the Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. The Fund’s performance reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the Fund’s performance may go down. For current yield information, please call 1-800-331-1792, toll-free, or contact your account representative.

U.S. TREASURY RESERVES

Annual Total Returns — Class N

Calendar Year Ended December 31

As of September 30, 2005, Class N shares had a year-to-date return of 1.54%.

Fund’s Highest And Lowest Returns

For Calendar Quarters Covered by the Bar Chart

Class N		Quarter Ending
Highest	1.42%	December 31, 2000
Lowest	0.06%	March 31, 2004

Average Annual Total Returns

As of December 31, 2004

	1 Year	5 Years	10 Years
U.S. Treasury Reserves — Class N	0.57%	2.14%	3.35%

iMoneyNet 100% U.S. Treasury Rated Money Market Funds Average	0.65%	2.25%	3.50%

11

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Class N shares of Citi U.S. Treasury Reserves.

Fee Table

Shareholder Fees— Fees Paid Directly From Your Investment

Maximum Sales Charge (Load) Imposed on Purchases			None
Maximum Deferred Sales Charge (Load)			None
Annual Operating Expenses(1) Expenses That Are Deducted From Fund Assets

Management Fees(2)			0.45%
Distribution (12b-1) Fees (includes service fees)			0.25%
Other Expenses(1)			0.11%

Total Annual Operating Expenses*(1)			0.81%

*	Because of voluntary waivers and/or reimbursements, actual total operating expenses
	are expected to be:		0.70%

	These voluntary fee waivers and reimbursements may be reduced or terminated at any time.

(1)

The expense information in this table has been restated to reflect current fees and expenses. The Fund invests in securities through an underlying mutual fund, U.S. Treasury Reserves Portfolio. This table reflects the direct expenses of the Fund and its allocated share of expenses of U.S. Treasury Reserves Portfolio.

(2)	As of October 1, 2005, the Management Fee was reduced from 0.55% to an annual rate that decreases as Fund assets increase in accordance with the following breakpoint schedule:

	Average Daily Net Assets	Management Fee Rate
	First $1 billion	0.450%
	Next $1 billion	0.425%
	Next $3 billion	0.400%
	Next $5 billion	0.375%
	Over $10 billion	0.350%

EXAMPLE

This example helps you compare the costs of investing in the Fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes that:

•	you invest $10,000 in the Fund for the time periods indicated;

•	you reinvest all dividends;

•	you then sell all of your shares at the end of those periods;

•	your investment has a 5% return each year — the assumption of a 5% return is required by the SEC for the purpose of this example and is not a prediction of the Fund’s future performance; and

•	the Fund’s operating expenses as shown in the table remain the same — the example does not include voluntary waivers and reimbursements.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Citi U.S. Treasury Reserves	1 Year	3 Years	5 Years	10 Years

Class N Shares	$83	$259	$450	$1,002

12

Citi Tax Free Reserves

This summary briefly describes Citi Tax Free Reserves and the principal risks of investing in it. For more information, see More About The Funds on page 39.

Fund Goals

The Fund’s goals are to provide shareholders high levels of current income exempt from federal income taxes, preservation of capital and liquidity. Of course, there is no assurance that the Fund will achieve its goals.

Main Investment Strategies

•

Tax Free Reserves invests primarily in high quality municipal obligations and in participation or other interests in these obligations issued by banks, insurance companies and other financial institutions. Municipal obligations are debt securities issued by states, cities and towns and other public entities or qualifying issuers. The interest paid on these debt securities is generally lower than the interest paid on taxable securities.

•

Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations and interests in municipal obligations that pay interest that is exempt from federal income tax, including the federal alternative minumum tax.

•	Subject to this 80% policy, the Fund may invest in high quality securities that pay interest that is subject to federal income tax or federal alternative minimum tax.

•	The Fund may invest more than 25% of its assets in participation interests in municipal obligations that are issued by banks and/or backed by bank obligations.

Please note that the Fund invests in securities through an underlying mutual fund.

Main Risks

Investing in a mutual fund involves risk. Although Tax Free Reserves seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. Please remember that an investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks of investing in the Fund are described below. Please note that there are many other factors that could adversely affect your investment, and that could prevent the Fund from achieving its goals; these other factors are not described here. More information about risks appears in the Funds’ Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.

Yield Fluctuation. The Fund invests in short-term money market instruments. As a result, the amount of income paid to you by the Fund will go up or down depending on day-to-day variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or

13

longer-term instruments. When interest rates are very low, as they have been recently, the Fund’s expenses could absorb all or a significant portion of the Fund’s income.

Credit Risk. The Fund invests in high quality debt securities, meaning securities that are rated, when the Fund buys them, in one of the two highest short-term rating categories by nationally recognized rating agencies or, if unrated, in the Manager’s opinion are of comparable quality. However, it is possible that some issuers will be unable to make the required payments on debt securities held by the Fund. Debt securities also fluctuate in value based on the perceived creditworthiness of issuers. A default on an investment held by the Fund could cause the value of your investment in the Fund, or its yield, to decline.

Interest Rate and Market Risk. A major change in interest rates or a significant decline in the market value of a Fund investment, or other market event, could cause the value of your investment in the Fund, or its yield, to decline.

Non-Diversified Status. Although the Fund is a non-diversified mutual fund, which means it may invest its assets in securities of a limited number of issuers, the Fund’s operating policy is to comply with the more restrictive diversification requirements applicable to money market funds.

Concentration in the Banking Industry. Tax Free Reserves may concentrate in participation interests in municipal obligations that are issued by banks and/or backed by bank obligations. This means that an investment in the Fund may be particularly susceptible to adverse events affecting the banking industry. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. Banks also depend on being able to obtain funds at reasonable costs to finance their lending operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get in financial trouble, their failure to repay the bank will also affect the bank’s financial situation.

Who May Want To Invest

You should keep in mind that an investment in a money market fund is not a complete investment program.

You should consider investing in Tax Free Reserves if:

•	You’re seeking federally tax-exempt income from your investment.*

•	You’re seeking current income and a stabilized share price.

•	You want to be able to convert your investment to cash quickly with reduced risk to principal.

Don’t invest in the Fund if:

•	You don’t need your income to be tax-exempt, or you’re investing through a tax-deferred vehicle — such as an IRA account.

*     Some income may be subject to tax. Consult your personal tax adviser.

14

•	You’re seeking long-term growth of capital or high income and you can tolerate daily share price fluctuation.

Fund Performance

The following bar chart and table can help you evaluate the risks and performance of the Fund. The bar chart shows the total returns of the Fund’s Class N shares for the calendar years indicated. The table compares the average annual returns for the Fund’s Class N shares to the performance of the iMoneyNet General Purpose Tax Free Money Market Funds Average.

Please remember that the Fund’s past performance is not necessarily an indication of how it will perform in the future. The Fund’s performance reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the Fund’s performance may go down. For current yield information, please call 1-800-331-1792, toll-free, or contact your account representative.

TAX FREE RESERVES
Annual Total Returns — Class N

Calendar Year Ended December 31

As of September 30, 2005, Class N shares had a year-to-date return of 1.23%.

Fund’s Highest And Lowest Returns
For Calendar Quarters Covered by the Bar Chart

Class N		Quarter Ending
Highest	0.94%	June 30, 2000
Lowest	0.08%	September 30, 2003

Average Annual Total Returns
As of December 31, 2004

	1 Year	5 Years	10 Years
Tax Free Reserves — Class N	0.58%	1.59%	2.30%

iMoneyNet General Purpose Tax Free Money Market Funds Average	0.58%	1.52%	2.27%

15

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Class N shares of Citi Tax Free Reserves.

Fee Table

Shareholder Fees — Fees Paid Directly From Your Investment

Maximum Sales Charge (Load) Imposed on Purchases			None
Maximum Deferred Sales Charge (Load)			None
Annual Operating Expenses(1) Expenses That Are Deducted From Fund Assets

Management Fees(2)			0.45%
Distribution (12b-1) Fees (includes service fees)			0.25%
Other Expenses			0.09%

Total Annual Operating Expenses*			0.79%

*	Because of voluntary waivers and/or reimbursements, actual total operating expenses are expected to be:		0.65%
	These voluntary fee waivers and reimbursements may be reduced or terminated at any time.

(1)

The expense information in this table has been restated to reflect current fees and expenses. The Fund invests in securities through an underlying mutual fund, Tax Free Reserves Portfolio. This table reflects the direct expenses of the Fund and its allocated share of expenses of Tax Free Reserves Portfolio.

(2)	As of October 1, 2005, the Management Fee was reduced from 0.50% to an annual rate that decreases as Fund assets increase in accordance with the following breakpoint schedule:

	Average Daily Net Assets	Management Fee Rate
	First $1 billion	0.450%
	Next $1 billion	0.425%
	Next $3 billion	0.400%
	Next $5 billion	0.375%
	Over $10 billion	0.350%

EXAMPLE

This example helps you compare the costs of investing in the Fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes that:

•	you invest $10,000 in the Fund for the time periods indicated;

•	you reinvest all dividends;

•	you then sell all of your shares at the end of those periods;

•	your investment has a 5% return each year — the assumption of a 5% return is required by the SEC for the purpose of this example and is not a prediction of the Fund’s future performance; and

•	the Fund’s operating expenses as shown in the table remain the same — the example does not include voluntary waivers and reimbursements.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Citi Tax Free Reserves	1 Year	3 Years	5 Years	10 Years

Class N Shares	$81	$252	$439	$978

16

Citi California Tax Free Reserves

This summary briefly describes Citi California Tax Free Reserves and the principal risks of investing in it. For more information, see More About The Funds on page 39.

Fund Goals

The Fund’s goals are to provide shareholders with high levels of current income exempt from both federal and California personal income taxes, preservation of capital and liquidity. Of course, there is no assurance that the Fund will achieve its goals.

Main Investment Strategies

•

California Tax Free Reserves invests primarily in high quality municipal obligations and in participation or other interests in these obligations issued by banks, insurance companies and other financial institutions. Municipal obligations are debt securities issued by states, cities and towns and other public entities or qualifying issuers. The interest paid on these debt securities is generally lower than the interest paid on taxable securities.

•

Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations and interests in municipal obligations that pay interest that is exempt from both federal and California personal income taxes. These may include obligations of Puerto Rico and other U.S. territories.

•

Subject to this 80% policy, the Fund may purchase municipal obligations whose interest is subject to California personal income taxes and/or the federal alternative minimum tax and other high quality securities that pay interest that is subject to state and federal income taxes.

•	The Fund may invest more than 25% of its assets in participation interests in municipal obligations that are issued by banks and/or backed by bank obligations.

Main Risks

Investing in a mutual fund involves risk. Although California Tax Free Reserves seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. Please remember that an investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks of investing in the Fund are described below. Please note that there are many other factors that could adversely affect your investment and that could prevent the Fund from achieving its goals; these other factors are not described here. More information about risks appears in the Funds’ Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.

Yield Fluctuation. The Fund invests in short-term money market instruments. As a result, the amount of income paid to you by the Fund will go up or down depending on day-to-day variations in short-term interest rates. Investing in high quality, short-term instruments may

17

result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, as they have been recently, the Fund’s expenses could absorb all or a significant portion of the Fund’s income.

Credit Risk. The Fund invests in high quality debt securities, meaning securities that are rated, when the Fund buys them, in one of the two highest short-term rating categories by nationally recognized rating agencies or, if unrated, in the Manager’s opinion are of comparable quality. However, it is possible that some issuers will be unable to make the required payments on debt securities held by the Fund. Debt securities also fluctuate in value based on the perceived creditworthiness of issuers. A default on an investment held by the Fund could cause the value of your investment in the Fund, or its yield, to decline.

Interest Rate and Market Risk. A major change in interest rates or a significant decline in the market value of a Fund investment, or other market event, could cause the value of your investment in the Fund, or its yield, to decline.

Non-Diversified Status. The Fund is a non-diversified mutual fund that invests a large portion of its assets in California issuers and that may invest 25% or more of its assets in securities of issuers that derive income from similar type projects or that are otherwise related. As a result, many securities held by the Fund may be adversely affected by a particular single economic, business, regulatory or political event. You should consider the risk inherent in this policy when you compare the Fund with a more diversified mutual fund.

California Issuers. Although California had been experiencing economic difficulties during 2000-2003, during the past two years California has experienced employment gains and an improving economy. A ballot initiative sponsored by Governor Schwarzenegger, which passed overwhelmingly in 2004, requires a balanced budget. A downturn in the California economy and many other factors, such as unfunded retirement liabilities of municipal issuers, may affect the market value of municipal obligations held by the Fund, the marketability of such obligations, and the ability of the issuers to make the required payments of interest and principal resulting in losses to the Fund. Only a more detailed examination of the finances of each issuer can determine the quality of its obligations held by the Fund. If the Fund has difficulty finding high-quality California municipal obligations to purchase, the amount of the Fund’s income that is subject to California taxes could increase. More detailed information about the economy of California may be found in the Fund’s Statement of Additional Information.

18

Concentration in the Banking Industry.

California Tax Free Reserves may concentrate in participation interests in municipal obligations that are issued by banks and/or backed by bank obligations. This means that an investment in the Fund may be particularly susceptible to adverse events affecting the banking industry. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. Banks depend on being able to obtain funds at reasonable costs to finance their lending operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get in financial trouble, their failure to repay the bank will also affect the bank’s financial situation.

Who May Want To Invest

You should keep in mind that an investment in a money market fund is not a complete investment program.

You should consider investing in California Tax Free Reserves if:

	•	You’re seeking tax-exempt income from your investment.*

	•	You’re seeking current income and a stabilized share price.

	•	You want to be able to convert your investment to cash quickly with reduced risk to principal.

	•	Your income is subject to California personal income taxes.

*	Some income may be subject to tax. Consult your personal tax adviser.

Don’t invest in the Fund if:

	•	You don’t need your income to be tax-exempt, or you’re investing through a tax-deferred vehicle — such as an IRA account.

	•	You’re seeking long-term growth of capital or high current income and you can tolerate daily share price fluctuation.

19

Fund Performance

The following bar chart and table can help you evaluate the risks and performance of the Fund. The bar chart shows the total returns of the Fund’s Class N shares for the calendar years indicated. The table compares the average annual returns for the Fund’s Class N shares to the performance of the iMoneyNet California Tax Free Money Market Funds Average.

Please remember that the Fund’s past performance is not necessarily an indication of how it will perform in the future. The Fund’s performance reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the Fund’s performance may go down. For current yield information, please call 1-800-331-1792, toll-free, or contact your account representative.

CALIFORNIA TAX FREE RESERVES
Annual Total Returns — Class N

Calendar Year Ended December 31

As of September 30, 2005, Class N shares had a year-to-date return of 1.15%.

Fund’s Highest And Lowest Returns
For Calendar Quarters Covered by the Bar Chart

Class N		Quarter Ending
Highest	0.93%	June 30, 1995
Lowest	0.06%	September 30, 2003

Average Annual Total Returns
 As of December 31, 2004

	1 Year	5 Years	10 Years

California Tax Free Reserves — Class N	0.57%	1.40%	2.19%

iMoneyNet California Tax Free Money Market Funds Average	0.59%	1.39%	2.16%

20

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Class N shares of Citi California Tax Free Reserves.

Fee Table

Shareholder Fees — Fees Paid Directly From Your Investment

Maximum Sales Charge (Load) Imposed on Purchases		None
Maximum Deferred Sales Charge (Load)		None
Annual Operating Expenses — Expenses That Are Deducted From Fund Assets

Management Fees(1)		0.45%
Distribution (12b-1) Fees (includes service fees)		0.25%
Other expenses		0.10%

Total Annual Operating Expenses*		0.80%

*	Because of voluntary waivers and/or reimbursements, actual total operating expenses are expected to be:	0.65%
These voluntary fee waivers and reimbursements may be reduced or terminated at any time.

(1)	As of October 1, 2005, the Management Fee was revised from 0.45% to an annual rate that decreases as Fund assets increase in accordance with the following breakpoint schedule:

Average Daily Net Assets	Management Fee Rate
First $1 billion	0.450%
Next $1 billion	0.425%
Next $3 billion	0.400%
Next $5 billion	0.375%
Over $10 billion	0.350%

EXAMPLE

This example helps you compare the costs of investing in the Fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes that:

•	you invest $10,000 in the Fund for the time periods indicated;

•	you reinvest all dividends;

•	you then sell all of your shares at the end of those periods;

•	your investment has a 5% return each year — the assumption of a 5% return is required by the SEC for the purpose of this example and is not a prediction of the Fund’s future performance; and

•	the Fund’s operating expenses as shown in the table remain the same — the example does not include voluntary waivers and reimbursements.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Citi California Tax Free Reserves	1 Year	3 Years	5 Years	10 Years

Class N Shares	$82	$256	$444	$990

21

Citi Connecticut Tax Free Reserves

This summary briefly describes Citi Connecticut Tax Free Reserves and the principal risks of investing in it. For more information, see More About The Funds on page 39.

Fund Goals

The Fund’s goals are to provide its shareholders with high levels of current income exempt from both federal and Connecticut personal income taxes, preservation of capital and liquidity. Of course, there is no assurance that the Fund will achieve its goals.

Main Investment Strategies

•

Connecticut Tax Free Reserves invests primarily in high quality municipal obligations and in participation or other interests in these obligations issued by banks, insurance companies and other financial institutions. Municipal obligations are debt securities issued by states, cities and towns and other public entities or qualifying issuers. The interest paid on these debt securities is generally lower than the interest paid on taxable securities.

•

Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations and interests in municipal obligations that pay interest that is exempt from both federal and Connecticut personal income taxes. These may include obligations of Puerto Rico and other U.S. territories.

•

Subject to this 80% policy, the Fund may purchase municipal obligations whose interest is subject to Connecticut personal income taxes and/or the federal alternative minimum tax and other high quality securities that pay interest that is subject to state and federal income taxes.

•	The Fund may invest more than 25% of its assets in participation interests in municipal obligations that are issued by banks and/or backed by bank obligations.

Main Risks

Investing in a mutual fund involves risk. Although Connecticut Tax Free Reserves seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. Please remember that an investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks of investing in the Fund are described below. Please note that there are many other factors that could adversely affect your investment, and that could prevent the Fund from achieving its goals; these other factors are not described here. More information about risks appears in the Funds’ Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.

Yield Fluctuation. The Fund invests in short-term money market instruments. As a result, the amount of income paid to you by the Fund will go up or down depending on day-to-day variations in short-term interest rates. Investing in high quality, short-term instruments may

22

result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, as they have been recently, the Fund’s expenses could absorb all or a significant portion of the Fund’s income.

Credit Risk. The Fund invests in high quality debt securities, meaning securities that are rated, when the Fund buys them, in one of the two highest short-term rating categories by nationally recognized rating agencies or, if unrated, in the Manager’s opinion are of comparable quality. However, it is possible that some issuers will be unable to make the required payments on debt securities held by the Fund. Debt securities also fluctuate in value based on the perceived creditworthiness of issuers. A default on an investment held by the Fund could cause the value of your investment in the Fund, or its yield, to decline.

Interest Rate and Market Risk. A major change in interest rates or a significant decline in the market value of a Fund investment, or other market event, could cause the value of your investment in the Fund, or its yield, to decline.

Non-Diversified Status. The Fund is a non-diversified mutual fund that invests a large portion of its assets in Connecticut issuers and that may invest 25% or more of its assets in securities of issuers that derive income from similar type projects or that are otherwise related. As a result, many securities held by the Fund may be adversely affected by a particular single economic, business, regulatory or political event. You should consider the risk inherent in these policies when you compare the Fund with a more diversified mutual fund.

Connecticut Issuers. The Connecticut economy tends to have concentrations in the defense and in the finance, insurance and real estate industries. Therefore, the Fund may be more exposed to events affecting these industries than Funds with more geographically diverse investments. A downturn in the Connecticut economy and other factors, including a downturn in real estate values, may affect the market value of municipal obligations held by the Fund, the marketability of such obligations, and the ability of the issuers to make the required payments of interest and principal, resulting in losses to the Fund. In addition, if the Fund has difficulty finding high quality Connecticut municipal obligations to purchase, the amount of the Fund’s income that is subject to Connecticut taxes could increase. More detailed information about the economy of Connecticut may be found in the Fund’s Statement of Additional Information.

Concentration in the Banking Industry.

Connecticut Tax Free Reserves may concentrate in participation interests in municipal obligations that are issued by banks and/or backed by bank obligations. This means that an investment in the Fund may be particularly susceptible to adverse events affecting the banking industry. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. Banks depend on being able to obtain funds at reasonable costs to finance their lending operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get in financial trouble, their failure to repay the bank will also affect the bank’s financial situation.

23

Who May Want To Invest

You should keep in mind that an investment in a money market fund is not a complete investment program.

You should consider investing in Connecticut Tax Free Reserves if:

	•	You’re seeking tax-exempt income from your investment.*

	•	You’re seeking current income and a stabilized share price.

	•	You want to be able to convert your investment to cash quickly with reduced risk to principal.

	•	Your income is subject to Connecticut personal income tax.

*	Some income may be subject to tax. Consult your personal tax adviser.

Don’t invest in the Fund if:

	•	You don’t need your income to be tax-exempt, or you’re investing through a tax-deferred vehicle — such as an IRA account.

	•	You’re seeking long-term growth of capital or high current income and you can tolerate daily share price fluctuation.

24

Fund Performance

The following bar chart and table can help you evaluate the risks and performance of the Fund. The bar chart shows the total returns of the Fund’s Class N shares for the calendar years indicated. The table compares the average annual returns for the Fund’s Class N shares to the performance of the iMoneyNet Connecticut Tax Free Money Market Funds Average.

The Fund offers two other classes of shares —Smith Barney Connecticut Money Market Portfolio - Class A and - Class Y shares. Only Class N shares are offered through this prospectus. You should note that the performance of classes will vary, depending upon the expense level of that class.

Please remember that the Fund’s past performance is not necessarily an indication of how it will perform in the future. The Fund’s performance reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the Fund’s performance may go down. For current yield information, please call 1-800-331-1792, toll-free, or contact your account representative.

CONNECTICUT TAX FREE RESERVES
Annual Total Returns — Class N

Calendar Year Ended December 31

As of September 30, 2005, Class N shares had a year-to-date return of 1.19%.

Fund’s Highest And Lowest Returns
For Calendar Quarters Covered by the Bar Chart

Class N		Quarter Ending
Highest	0.94%	June 30, 1995
Lowest	0.07%	September 30, 2003

Average Annual Total Returns
As of December 31, 2004

	1 Year	5 Years	10 Years

Connecticut Tax Free Reserves — Class N	0.51%	1.43%	2.22%

iMoneyNet Connecticut Tax Free Money Market Funds Average	0.49%	1.36%	2.08%

25

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Class N shares of Citi Connecticut Tax Free Reserves.

Fee Table

Shareholder Fees — Fees Paid Directly From Your Investment

Maximum Sales Charge (Load) Imposed on Purchases			None
Maximum Deferred Sales Charge (Load)			None

Annual Operating Expenses — Expenses That Are Deducted From Fund Assets

Management Fees(1)			0.45%
Distribution (12b-1) Fees (includes service fees)			0.25%
Other Expenses			0.10%

Total Annual Operating Expenses*			0.80%

*	Because of voluntary waivers and/or reimbursements, actual total operating expenses are expected to be:		0.65%
	These voluntary fee waivers and reimbursements may be reduced or terminated at any time.

(1)	As of October 1, 2005, the Management Fee was revised from 0.45% to an annual rate that decreases as Fund assets increase in accordance with the following breakpoint schedule:

	Average Daily Net Assets	Management Fee Rate
	First $1 billion	0.450%
	Next $1 billion	0.425%
	Next $3 billion	0.400%
	Next $5 billion	0.375%
	Over $10 billion	0.350%

EXAMPLE

This example helps you compare the costs of investing in the Fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes that:

•	you invest $10,000 in the Fund for the time periods indicated;

•	you reinvest all dividends;

•	you then sell all of your shares at the end of those periods;

•	your investment has a 5% return each year — the assumption of a 5% return is required by the SEC for the purpose of this example and is not a prediction of the Fund’s future performance; and

•	the Fund’s operating expenses as shown in the table remain the same — the example does not include voluntary waivers and reimbursements.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Citi Connecticut Tax Free Reserves	1 Year	3Years	5 Years	10 Years

Class N Shares	$82	$255	$444	$990

26

Citi New York Tax Free Reserves

This summary briefly describes Citi New York Tax Free Reserves and the principal risks of investing in it. For more information, see More About The Funds on page 39.

Fund Goals

The Fund’s goals are to provide its shareholders with high levels of current income exempt from federal, New York State and New York City personal income taxes, preservation of capital and liquidity. Of course, there is no assurance that the Fund will achieve its goals.

Main Investment Strategies

•

New York Tax Free Reserves invests primarily in high quality municipal obligations and in participation or other interests in these obligations issued by banks, insurance companies and other financial institutions. Municipal obligations are debt securities issued by states, cities and towns and other public entities or qualifying issuers. The interest paid on these debt securities is generally lower than the interest paid on taxable securities.

•

Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations and interests in municipal obligations that pay interest that is exempt from federal, New York State and New York City personal income taxes. These may include obligations of Puerto Rico and other U.S. territories.

•

Subject to this 80% policy, the Fund may purchase other municipal obligations whose interest is subject to New York personal income taxes and/or the federal alternative minimum tax and other high quality securities that pay interest that is subject to federal, state and local income taxes.

•	The Fund may invest more than 25% of its assets in participation interests in municipal obligations that are issued by banks and/or backed by bank obligations.

Main Risks

Investing in a mutual fund involves risk. Although New York Tax Free Reserves seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. Please remember that an investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks of investing in the Fund are described below. Please note that there are many other factors that could adversely affect your investment and that could prevent the Fund from achieving its goals; these other factors are not described here. More information about risks appears in the Funds’ Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.

Yield Fluctuation. The Fund invests in short-term money market instruments. As a result, the amount of income paid to you by the Fund will go up or down depending on day-to-day variations in short-term interest rates. Investing

27

in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, as they have been recently, the Fund’s expenses could absorb all or a significant portion of the Fund’s income.

Credit Risk. The Fund invests in high quality debt securities, meaning securities that are rated, when the Fund buys them, in one of the two highest short-term rating categories by nationally recognized rating agencies or, if unrated, in the Manager’s opinion are of comparable quality. However, it is possible that some issuers will be unable to make the required payments on debt securities held by the Fund. Debt securities also fluctuate in value based on the perceived creditworthiness of issuers. A default on an investment held by the Fund could cause the value of your investment in the Fund, or its yield, to decline.

Interest Rate and Market Risk. A major change in interest rates or a significant decline in the market value of a Fund investment, or other market event, could cause the value of your investment in the Fund, or its yield, to decline.

Non-Diversified Status. The Fund is a non-diversified mutual fund that invests a large portion of its assets in New York issuers, and that may invest 25% or more of its assets in securities of issuers that derive income from similar type projects or that are otherwise related. As a result, many securities held by the Fund may be adversely affected by a particular single economic, business, regulatory or political event. You should consider the risk inherent in these policies when you compare the Fund with a more diversified mutual fund.

New York Issuers. New York is in the process of recovering from the repercussions of the September 11, 2001 terrorist attacks on New York City. New York City accounts for a large segment of the state’s population and personal income, and New York City’s financial health affects the state in many ways. The economies of both the state and the city of New York are particularly susceptible to volatility in the financial services sector. Although the unemployment rate in New York has decreased over the past few years and there has been a significant recovery on Wall Street, future weakness in the financial services sector in New York City could negatively impact the New York economy. An accelerated pace of interest rate hikes, as well as lower corporate earnings, could negatively impact equity markets, possibly resulting in smaller bonus payments by Wall Street firms, thus reducing state tax revenues. These and other factors may affect the market value of municipal obligations held by the Fund, the marketability of such obligations, and the ability of the issuers to make the required payments of interest and principal resulting in losses to the Fund. In addition, if the Fund has difficulty finding high quality New York municipal obligations to purchase, the amount of the Fund’s income that is subject to New York taxes could increase. More detailed information about the economy of New York may be found in the Fund’s Statement of Additional Information.

28

Concentration in the Banking Industry. New York Tax Free Reserves may concentrate in participation interests in municipal obligations which are issued by banks and/or backed by bank obligations. This means that an investment in the Fund may be particularly susceptible to adverse events affecting the banking industry. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. Banks also depend on being able to obtain funds at reasonable costs to finance their lending operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get in financial trouble, their failure to repay the bank will also affect the bank’s financial situation.

Who May Want To Invest

You should keep in mind that an investment in a money market fund is not a complete investment program.

You should consider investing in New York Tax Free Reserves if:

	•	You’re seeking tax-exempt income from your investment.*

	•	You’re seeking current income and a stabilized share price.

	•	You want to be able to convert your investment to cash quickly with reduced risk to principal.

	•	Your income is subject to New York State or New York City personal income taxes.

*	Some income may be subject to tax. Consult your personal tax adviser.

Don’t invest in the Fund if:

	•	You don’t need your income to be tax-exempt, or you’re investing through a tax-deferred vehicle — such as an IRA account.

	•	You’re seeking long-term growth of capital or high current income and you can tolerate daily share price fluctuation.

29

Fund Performance

The following bar chart and table can help you evaluate the risks and performance of the Fund. The bar chart shows the total returns of the Fund’s Class N shares for the calendar years indicated. The table compares the average annual returns for the Fund’s Class N shares to the performance of the iMoneyNet New York Tax Free Money Market Funds Average.

Please remember that the Fund’s past performance is not necessarily an indication of how it will perform in the future. The Fund’s performance reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the Fund’s performance may go down. For current yield information, please call 1-800-331-1792, toll-free, or contact your account representative.

NEW YORK TAX FREE RESERVES
Annual Total Returns — Class N

Calendar Year Ended December 31

As of September 30, 2005, Class N shares had a year-to-date return of 1.20%.

Fund’s Highest And Lowest Returns
For Calendar Quarters Covered by the Bar Chart

Class N		Quarter Ending
Highest	0.92%	December 31, 2000
Lowest	0.07%	September 30, 2003

Average Annual Total Returns
As of December 31, 2004

	1 Year	5 Years	10 Years
New York Tax Free Reserves — Class N	0.57%	1.52%	2.23%

iMoneyNet New York Tax Free Money Market Funds Average	0.58%	1.52%	2.20%

30

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Class N shares of Citi New York Tax Free Reserves.

Fee Table

Shareholder Fees — Fees Paid Directly From Your Investment

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Annual Operating Expenses — Expenses That Are Deducted From Fund Assets

Management Fees (1)	0.45%
Distribution (12b-1) Fees (includes service fees)	0.25%
Other Expenses	0.05%

Total Annual Operating Expenses*	0.75%

*	Because of voluntary waivers and/or reimbursements, actual total operating expenses are expected to be:	0.65%
These voluntary fee waivers and reimbursements may be reduced or terminated at any time.

(1)	As of October 1, 2005, the Management Fee was revised from 0.45% to an annual rate that decreases as Fund assets increase in accordance with the following breakpoint schedule:

Average Daily Net Assets	Management Fee Rate
First $1 billion	0.450%
Next $1 billion	0.425%
Next $3 billion	0.400%
Next $5 billion	0.375%
Over $10 billion	0.350%

EXAMPLE

This example helps you compare the costs of investing in the Fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes that:
•	you invest $10,000 in the Fund for the time periods indicated;
•	you reinvest all dividends;
•	you then sell all of your shares at the end of those periods;
•	your investment has a 5% return each year — the assumption of a 5% return is required by the SEC for the purpose of this example and is not a prediction of the Fund’s future performance; and
•	the Fund’s operating expenses as shown in the table remain the same — the example does not include voluntary waivers and reimbursements.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Citi New York Tax Free Reserves	1 Year	3 Years	5 Years	10 Years

Class N Shares	$77	$240	$417	$930

31

Your Account

How To Buy Shares

Shares of the Funds are offered continuously and purchases may be made Monday through Friday, except on days on which the New York Stock Exchange (“NYSE”) is closed. The NYSE is closed on certain holidays listed in the SAI. Shares may be purchased from the Funds’ distributors, or from financial institutions, such as federal or state-chartered banks, trust companies, savings and loan associations or savings banks, or broker-dealers (called Service Agents).

For more information, or to purchase shares directly from a Fund, please call 1-800-331-1792, toll-free.

The Funds do not, but your Service Agent may, impose a minimum initial or subsequent investment requirement.

Shares are purchased at net asset value (normally $1.00 per share) the next time it is calculated after your order and the purchase price in federal or other immediately available funds are received in proper form by the Fund. If you pay by check, your order is effective when the check clears. The Fund and the distributors have the right to reject any purchase order or cease offering Fund shares at any time.

If you hold your shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that a Fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may vote your shares proportionately in accordance with the votes cast by other shareholders for whom your Service Agent acts.

If you wish to transfer your account, you may transfer it to another financial institution, or you may set up an account directly with the Fund’s Co-transfer agent.

How The Price Of Your Shares Is Calculated

Each Fund calculates its net asset value (“NAV”) every day the NYSE is open for trading.

Cash Reserves calculates its NAV at 4:00 p.m. Eastern time.

U.S. Treasury Reserves calculates its NAV at 2:00 p.m. Eastern time. The other Funds calculate their NAV at 12:00 noon Eastern time.

On days when the financial markets in which the Funds invest close early, NAV may be calculated as of the earlier close of those markets. The Funds’ securities are valued at amortized cost, which is approximately equal to market value.

How To Sell Shares

You may sell (redeem) your shares Monday through Friday, except on days on which the NYSE is closed. The NYSE is closed on certain holidays listed in the SAI. You may make redemption requests in writing through the Funds’ Co-transfer agent or, if you hold your shares through a Service Agent, through your Service Agent. If your account application permits, you may also make redemption requests by telephone. All redemption requests must be in proper form, as determined by the Co-transfer agent. Each Service Agent is responsible for promptly submitting redemption requests to the Funds’ Co-transfer agent. For your protection, a Fund may request documentation for large redemptions or other unusual activity in your account.

32

The price of any redemption of Fund shares will be the NAV (normally $1.00 per share) the next time it is calculated after your redemption request has been received by the Co-transfer agent. Fund shares are redeemed without a sales charge.

You will receive your redemption proceeds in federal funds normally on the business day on which you sell your shares but, in any event, within seven days. Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, or if an emergency exists. Each Fund has the right to pay your redemption proceeds by giving you securities instead of cash. In that case, you may incur costs (such as brokerage commissions) converting the securities into cash. You should be aware that you may have to pay taxes on your redemption proceeds.

Your account balance with a Fund may be subject to a $500 minimum. If so, the Fund reserves the right to close your account if it falls below $500 because of redemptions. You will have 60 days to make an additional investment. If you do not increase your balance, a Fund may close your account and send the proceeds to you. Your shares will be sold at NAV (normally $1.00 per share) on the day your account was closed.

The Funds may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

Frequent Purchases And Redemptions Of Fund Shares

Money market funds are often used by investors for short term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the Board of Trustees of each of the Funds has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as the Funds, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short term disparity between a Fund’s yield and current market yields, which could have the effect of reducing the Fund’s yield. In addition, frequent purchases and redemptions of a Fund’s shares could increase the Fund’s portfolio transaction costs and may interfere with the efficient management of the portfolio by the Manager, which could detract from the Fund’s performance.

Exchanges

Shares may be exchanged for shares of any other Fund offered in the CitiFunds family (primarily money market funds). You may place exchange orders through the Co-transfer agent or, if you hold your shares through a Service Agent, through your Service Agent. You may place exchange orders by telephone if your account application permits. The Co-transfer agent or your Service Agent can provide you with more information.

There is no sales charge on Fund shares you acquire through an exchange.

The exchange privilege may be changed or terminated at any time. You should be aware that you may have to pay taxes on your exchange.

33

Dividends

Each business day when a Fund determines its NAV, it calculates the Fund’s net income and declares dividends for all shareholders of record. Shares begin to accrue dividends on the day your purchase order becomes effective. You will not receive dividends for the day on which your redemption order becomes effective. Dividends are distributed once a month, on or before the last business day of the month. Unless you choose to receive your dividends in cash, you will receive them as full and fractional additional Fund shares.

Tax Matters

This discussion of taxes is for general information only. You should consult your own tax adviser about your particular situation.

Federal Taxation of Distributions: For Cash Reserves and U.S. Treasury Reserves, you normally will be required to pay federal income tax on any dividends and other distributions you receive, whether you take distributions in cash or reinvest them in additional shares. Distributions designated as capital gains dividends will be taxed as long-term capital gains. Other distributions are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December.

Each of the Tax Free Funds expects that most of its net income will be attributable to interest on municipal obligations and as a result most of a Tax Free Fund’s dividends to you will not be subject to federal income tax. However, each Tax Free Fund may invest from time to time in taxable securities, and certain Fund dividends may affect the computation of the federal alternative minimum tax. It is also possible, but not intended, that a Tax Free Fund may realize short-term or long-term capital gains or losses. Any distributions from interest earned by a Tax Free Fund on taxable securities or from any short-term capital gains will generally be taxable to you as ordinary income; distributions from net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) ordinarily will be taxable to you as long-term capital gains. Such distributions will be taxable whether you take distributions in cash or reinvest them in additional shares. The Funds do not expect any distributions to be treated as “qualified dividend income,” which is taxed at reduced rates.

Fund dividends that a Tax Free Fund designates as exempt interest dividends are taken into account in determining the amount of your social security and railroad retirement benefits, if any, that may be subject to federal income tax. In addition, you may not claim a deduction for interest on indebtedness you incurred or continued for the purpose of owning Tax Free Fund shares. Shareholders who are, or who are related to, “substantial users” of facilities financed by private activity bonds should consult their tax advisers before buying Tax Free Fund shares.

State and Local Taxes. Generally, you will have to pay state or local taxes on Fund dividends and other distributions, although distributions derived from interest on U.S. government obligations (but not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes. Except as noted below, Fund dividends that are not taxable to you for federal income tax purposes may still be subject to tax under the income or other tax laws of state or local taxing authorities.

34

You should consult your own tax adviser in this regard.

California Tax Free Reserves: The Fund expects that as long as the Fund meets certain requirements, including that at least 50% of the value of the Fund’s assets consists of certain qualifying California municipal obligations, shareholders of the Fund will be able to exclude from income, for California personal income tax purposes, dividends received from the Fund which are derived from interest (less related expenses) from such California municipal obligations of the Fund.

The foregoing description is a general, abbreviated summary that relates solely to the California personal income taxation of dividends received by shareholders. Accordingly, potential investors, including, in particular, investors who may be subject to California corporate franchise tax or California corporate income tax, should consult with their own tax advisers.

Connecticut Tax Free Reserves: The Fund expects that shareholders will not be subject to the Connecticut personal income tax on exempt-interest dividends received from the Fund to the extent that those distributions are derived from interest on Connecticut municipal obligations. Capital-gain dividends derived from Connecticut municipal obligations (other than obligations of U.S. territories or possessions and their political subdivisions) are also free from this tax. Distributions by the Fund derived from interest income, other than interest on Connecticut municipal obligations, that are treated as a preference item for federal income tax purposes may be subject to the net Connecticut minimum tax in the case of any shareholder subject to the Connecticut personal income tax and required to pay the federal alternative minimum tax.

New York Tax Free Reserves: The Fund expects that, to the extent that dividends received from the Fund are derived from interest on New York municipal obligations, the dividends will also be excluded from the gross income of individual shareholders who are New York residents for New York State and New York City personal income tax purposes. Dividends from the Fund are not excluded in determining New York State or New York City franchise taxes on corporations and financial institutions (with certain limited exceptions provided in the New York City Tax on Bank Corporations).

Foreign Shareholders: Each Fund will withhold U.S. federal income tax at the rate of 30% (or any lower applicable treaty rate) on taxable dividends and other payments subject to withholding taxes that are made to persons who are not citizens or residents of the United States. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by a Fund. A Fund will not withhold with respect to dividends designated as interest-related dividends or short-term capital gain dividends. The Funds anticipate that substantially all distributions will be designated as interest-related dividends. Distributions received from a Fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdictions.

Backup Withholding: The account application asks each new investor to certify that the investor’s Social Security or taxpayer identification number is correct and that the shareholder is not subject to backup withholding for failing to report income to the IRS. A Fund may be

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required to withhold (and pay over to the IRS for your credit) a percentage of certain distributions it pays you if you fail to provide this information or otherwise violate IRS regulations. The backup withholding rate is scheduled to be 28% during 2006. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the U.S.

Taxation of Transactions: If you sell Fund shares or exchange them for shares of another fund, it is generally considered a taxable event. However, you will not have any gain or loss on the sale or exchange so long as the Fund maintains a net asset value of $1.00 per share.

Management Of The Funds

Manager

The Funds’ investment manager is Citi Fund Management Inc., 100 First Stamford Place, Stamford, Connecticut 06902. The Manager selects the Funds’ investments, oversees its operations, and provides administrative services. A team of individuals employed by the Manager manages the day-to-day operations of the Funds.

On June 23, 2005, Citigroup Inc. entered into an agreement to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the Manager, to Legg Mason, Inc. (“Legg Mason”). The transaction took place on December 1, 2005. As a result, the Manager, previously an indirect wholly-owned subsidiary of Citigroup, became an indirect wholly-owned subsidiary of Legg Mason. A new investment management contract between each of U.S. Treasury Reserves and Connecticut Tax Free Reserves and the Manager became effective on December 1, 2005. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of December 2, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $830 billion.

Management Fees

For the fiscal year ended August 31, 2005 , the Manager received the following fees after waivers:

Fund	Fee, as percentage of average daily net assets

Citi Cash Reserves	0.39%
Citi U.S. Treasury Reserves	0.34%
Citi Tax Free Reserves	0.31%
Citi California Tax Free Reserves	0.30%
Citi Connecticut Tax Free Reserves	0.44%
Citi New York Tax Free Reserves	0.35%

A discussion regarding the basis for the Board of Trustees’ approval of each Fund’s management agreement is available in that Fund’s Annual Report for the fiscal year ended August 31, 2005.

Distribution Arrangements

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”) serve as the Funds’ Distributors.

The Funds offer Class N shares. Connecticut Tax Free Reserves also offers Smith Barney Connecticut Money Market Portfolio - Class A and - Class Y shares. These classes have different expense levels. Only Class N shares are offered in this prospectus. The Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of Class N shares.

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Each Fund has adopted a 12b-1 plan for Class N shares under Rule 12b-1 under the Investment Company Act of 1940. The 12b-1 plan allows the applicable Fund to pay a monthly fee at an annual rate not to exceed 0.25% of the average daily net assets represented by Class N shares of that Fund. This fee may be used to make payments to the Distributors and to Service Agents or others as compensation for the sale of Fund shares, or for advertising, marketing or other promotional activity, or for providing personal service or the maintenance of shareholder accounts. Because fees under the plan are paid out of a Fund’s assets, over time these fees will increase the cost of your investment in Class N shares and may cost you more than other types of sales charges.

In addition, the Distributors and/or their affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The Distributors may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the Distributors and may be substantial. The Manager or its affiliates may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the Funds’ Distributors, affiliates of the Manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of a fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Recent Developments

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed

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arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order required SBFM to recommend a new transfer agent contract to the Affected Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason Inc.

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More About The Funds

The Funds’ goals, principal investments and risks are summarized in Funds At A Glance. More information on investments and investment strategies appears below.

Principal Investment Strategies

The Funds’ principal investment strategies are the strategies that, in the opinion of the Manager, are most likely to be important in trying to achieve each Fund’s investment goals. Of course, there can be no assurance that any Fund will achieve its goals. Please note that each Fund may also use strategies and invest in securities that are described in the Statement of Additional Information. A Fund may not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the Statement of Additional Information.

Each Fund has specific investment policies and procedures designed to maintain a constant net asset value of $1.00 per share. Each Fund also complies with industry regulations that apply to money market funds. These regulations require that each Fund’s investments mature or be deemed to mature within 397 days from the date purchased and that the average maturity of each Fund’s investments (on a dollar-weighted basis) be 90 days or less. In addition, all of the Funds’ investments must be in U.S. dollar-denominated high quality securities which have been determined by the Manager to present minimal credit risks. To be high quality, a security (or its issuer) must be rated in one of the two highest short-term rating categories by nationally recognized rating agencies, such as Moody’s or Standard & Poor’s, or, if unrated, in the Manager’s opinion be of comparable quality. Investors should note that within these two rating categories there may be sub-categories or gradations indicating relative quality. If the credit quality of a security deteriorates after a Fund buys it, the Manager will decide whether the security should be held or sold.

Money market instruments in which the Funds may invest include instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features, and may take the form of participation interests or receipts in an underlying security, in some cases backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, or may represent the right to receive only the interest or principal component on the underlying security. These instruments may be considered to be derivatives.

What Are Money Market Instruments?

Money Market Instruments are short-term IOUs issued by banks or other issuers, the U.S. or a foreign government, or state or local governments. Money market instruments generally have maturity dates of 13 months or less. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand notes (where the interest rate is reset periodically and the holder may demand payment from the issuer at any time), fixed-term obligations, commercial paper (short-term unsecured debt), asset-backed securities (which are backed by pools of accounts receivable such as car installment loans or credit card receivables) and repurchase agreements. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed-upon interest rate.

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Cash Reserves invests in high quality U.S. dollar-denominated money market instruments of U.S. and non-U.S. issuers. These obligations include U.S. government obligations, obligations of U.S. and non-U.S. banks, obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada, commercial paper, asset-backed securities and repurchase agreements. The Fund’s U.S. government obligations may include U.S. Treasury bills, bonds and notes and obligations of U.S. government agencies and instrumentalities that may, but need not, be backed by the full faith and credit of the United States. While the Fund can invest in all of these types of obligations, the Fund may invest more than 25% of its assets in bank obligations, including certificates of deposit, fixed time deposits and bankers’ acceptances.

Cash Reserves invests only in “first tier” securities. These securities are rated in the highest short-term rating category by nationally recognized rating agencies or, if unrated, in the Manager’s opinion are of comparable quality. The Fund’s investment goals and policies may be changed without a shareholder vote.

U.S. Treasury Reserves invests in U.S. Treasury bills, bonds, notes and receipts. Treasury receipts are interest coupons on other U.S. Treasury obligations. This Fund may also invest in short-term obligations of U.S. government agencies and instrumentalities, but only if the obligations are backed by the full faith and credit of the United States Treasury. The Fund’s investment goals and policies may be changed without a shareholder vote. Although the Fund invests in U.S. government obligations, an investment in the Fund is neither insured nor guaranteed by the U.S. government.

Each of the Tax Free Funds — Tax Free Reserves, California Tax Free Reserves, Connecticut Tax Free Reserves and New York Tax Free Reserves — invests primarily in high quality municipal obligations, including municipal money market instruments, and in participation or other interests in municipal obligations.

Under normal market conditions, Tax Free Reserves invests at least 80% of its assets in municipal obligations and participation or other interests in municipal obligations that pay interest that is exempt from federal income tax, including the federal alternative minimum tax. Under normal market conditions, California Tax Free Reserves, Connecticut Tax Free Reserves and New York Tax Free Reserves invest at least 80% of their assets in municipal obligations and participation or other interests in municipal obligations that pay interest that is exempt from both federal income tax, including the federal alternative minimum tax, and from California state, Connecticut state and New York state and city personal income taxes, respectively. These policies may not be changed without a shareholder vote. However, except for these 80% policies, each Tax Free Fund’s investment goals and policies may be changed without a shareholder vote.

Subject to these 80% policies, California Tax Free Reserves, Connecticut Tax Free Reserves and New York Tax Free Reserves may invest in municipal obligations that are subject to applicable state taxes, and each Tax Free Fund may invest in municipal obligations that are subject to the federal alternative minimum tax. Each Tax Free Fund may also invest in taxable money market instruments, particularly if the after-tax return on those securities is greater than the return on municipal money market

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instruments. The Funds’ taxable investments will be comparable in quality to their municipal investments. Under normal circumstances, not more than 20% of a Tax Free Fund’s assets are invested in taxable instruments. These investments would cause the amount of each Fund’s income that is subject to tax to increase.

What Are Municipal Obligations?

Municipal obligations are fixed and variable rate obligations issued by or on behalf of states and municipal governments, Puerto Rico and other U.S. territories, and their authorities, agencies, instrumentalities and political subdivisions, and by other qualifying issuers. The interest on these obligations is exempt from federal income tax, but is generally lower than the interest paid on taxable securities.

Longer term municipal obligations (municipal bonds) generally are issued to raise funds for construction or to retire previous debt. Short-term obligations (municipal notes or commercial paper) may be issued to finance short term cash needs in anticipation of receipt of tax and other revenues.

Municipal obligations bought by the Funds must be rated in the highest two rating categories of nationally recognized rating agencies or, if unrated, be determined by the Manager to be of comparable quality.

The Tax Free Funds invest in both “general obligation” securities, which are backed by the full faith, credit and taxing power of the issuer, and in “revenue” securities, which are payable only from revenues from a specific project or another revenue source. These Funds also invest in private activity bonds, which fund privately operated industrial facilities. Payment on these bonds generally is made from payments by the operators of the facilities and is not backed by the taxing authority of the issuing municipality. The Funds invest in municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

The Tax Free Funds may purchase municipal obligations under arrangements (called standby commitments) where they can sell the securities at an agreed-upon price and date under certain circumstances. The Funds can also purchase securities under arrangements (called when-issued or forward-delivery basis) where the securities will not be delivered immediately. The Funds will set aside the assets to pay for these securities at the time of the agreement.

Each of the Tax Free Funds may concentrate in participation interests in municipal obligations issued by banks and/or backed by bank obligations. This means that a Tax Free Fund may invest more than 25% of its assets in participation interests backed by banks. In a participation interest, the bank sells undivided interests in a municipal obligation it owns. These interests may be supported by a bank letter of credit or guarantee. The interest rate generally is adjusted periodically, and the holder can sell back to the issuer after a specified notice period. If interest rates rise or fall, the rates on participation interests and other variable rate instruments generally will be readjusted.

$1.00 Net Asset Value.  In order to maintain a $1.00 per share net asset value, each Fund could reduce the number of its outstanding

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shares. For example, a Fund could do this if there were a default on an investment held by the Fund, if expenses exceed the Fund’s income, or if an investment declined significantly in value. If this happened, you would own fewer shares. By investing in a Fund, you agree to this reduction should it become necessary.

Defensive Strategies.  The Tax Free Funds may, from time to time, take temporary defensive positions that are inconsistent with the Funds’ principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Funds may invest without limit in high quality taxable money market instruments, and may not be pursuing their investment objectives.

Management Style.  Managers of mutual funds use different styles when selecting securities to purchase. The Manager uses a “top-down” approach when selecting securities for the Funds. When using a “top-down” approach, the Manager looks first at broad economic factors and market conditions, such as prevailing and anticipated interest rates. On the basis of those factors and conditions, the Manager selects optimal interest rates and maturities and chooses certain sectors or industries within the overall market. The Manager then looks at individual issuers within those sectors or industries to select securities for the investment portfolio.

Since the Funds maintain a weighted average maturity of no more than 90 days, many of their investments are held until maturity. The Manager may sell a security before maturity when it is necessary to do so to meet redemption requests. The Manager may also sell a security if the Manager believes the issuer is no longer as creditworthy, or in order to adjust the average weighted maturity of a Fund’s portfolio (for example, to reflect changes in the Manager’s expectations concerning interest rates), or when the Manager believes there is superior value in other market sectors or industries.

Investment Structure.  Cash Reserves, U.S. Treasury Reserves and Tax Free Reserves do not invest directly in securities but instead each invests through an underlying mutual fund having the same goals and strategies.

Unless otherwise indicated, references to each of these Funds in this Prospectus include the underlying fund. Each of these Funds may stop investing in its corresponding underlying fund at any time, and will do so if the Fund’s Trustees believe that to be in the shareholders’ best interests. The Fund could then invest in one or more other mutual funds or pooled investment vehicles, or could invest directly in securities. Investors should note that other funds invest in the same underlying mutual funds as Cash Reserves, U.S. Treasury Reserves and Tax Free Reserves. These other funds may have lower expenses, and correspondingly higher performance, than Cash Reserves, U.S. Treasury Reserves, or Tax Free Reserves, respectively. California Tax Free Reserves, Connecticut Tax Free Reserves and New York Tax Free Reserves may also invest in one or more other mutual funds or pooled investment vehicles in the future.

Disclosure Of Portfolio Holdings

A description of each Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI.

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Financial Highlights

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five fiscal years with respect to Class N shares. Certain information reflects financial results for a single Class N share. The total returns in the table represent the rate that an investor would have earned on an investment in Class N shares of the applicable Fund (assuming reinvestment of all dividends and distributions). The information for Citi Cash Reserves for the fiscal year ended August 31, 2005 and the information for the remaining Funds for each of the five past fiscal years has been derived from the Fund’s financial statements, which have been audited by KPMG LLP, independent registered public accountants, whose reports, along with the Funds’ financial statements and financial highlights, are included in the annual reports, which are available upon request. The information in the following table for Citi Cash Reserves for the fiscal years ended August 31, 2001, 2002, 2003 and 2004 has been audited by other independent auditors.

Citi Cash Reserves — Class N

For a share of beneficial interest outstanding throughout each year ended August 31st, unless otherwise noted:

	Years Ended August 31,

	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000
Income From Operations:
Net investment income and net realized gain	0.019	0.005	0.008	0.017	0.050
Distributions From:
Net investment income and net realized gain	(0.019)	(0.005)	(0.008)	(0.017)	(0.050)

Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return(1)	1.94%	0.49%	0.79%	1.75%	5.07%
Net Assets, End of Year (millions)	$1,632	$1,758	$1,999	$2,403	$2,720
Ratios to Average Net Assets:
Gross expenses(2)	0.86%	0.85%	0.85%	0.88%	0.95%
Net expenses(2)(3)(4)	0.70	0.70	0.70	0.70	0.70
Net investment income(2)(4)	1.91	0.48	0.80	1.75	4.93

(1)	Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would have been lower.

(2)	Includes the Fund’s share of Liquid Reserves Portfolio’s allocated expenses.

(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 0.70%.

(4)	The Fund’s Manager and the Manager of the Liquid Reserves Portfolio waived a portion of their fees. Such waivers are voluntary and may be reduced or terminated at any time.

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Citi U.S. Treasury Reserves — Class N

For a share of beneficial interest outstanding throughout each year ended August 31st, unless otherwise noted:

	Years Ended August 31,

	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000
Income From Operations:
Net investment income and net realized gain	0.016	0.003	0.006	0.014	0.045
Less Distributions From:
Net investment income and net realized gain	(0.016)	(0.003)	(0.006)	(0.014)	(0.045)

Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return(1)	1.65%	0.32%	0.63%	1.45%	4.62%
Net Assets, End of Year (000s)	$258,142	$333,082	$311,557	$396,382	$348,313
Ratios to Average Net Assets:
Gross expenses(2)	0.91%	0.91%	0.90%	0.92%	1.01%
Net expenses(2) (3) (4)	0.70	0.70	0.68	0.70	0.70
Net investment income(2)(4)	1.62	0.31	0.64	1.41	4.50

(1)	Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would have been lower.

(2)	Includes the Fund’s share of U.S. Treasury Reserves Portfolio’s allocated expenses.

(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 0.70%, which may be terminated at any time.

(4)	The Fund’s Manager and the Manager of the U.S. Treasury Reserves Portfolio waived a portion of their management fees. Such waivers are voluntary and may be reduced or terminated at any time.

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Citi Tax Free Reserves — Class N

For a share of beneficial interest outstanding throughout each year ended August 31st, unless otherwise noted:

	Years Ended August 31,

	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000
Income From Operations:
Net investment income and net realized gain	$1.000	0.004	0.007	0.012	0.030
Distribution From:
Net investment income and net realized gain	(0.014)	(0.004)	(0.007)	(0.012)	(0.030)

Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return(1)	1.38%	0.41%	0.67%	1.21%	3.05%
Net Assets, End of Year (000s)	$406,529	$463,815	$533,983	$551,344	$517,969
Ratios to Average Net Assets:
Gross expenses(2)	0.84%	0.84%	0.84%	0.86%	0.97%
Net expenses(2) (3) (4)	0.65	0.65	0.65	0.65	0.65
Net investment income(2) (4)	1.35	0.41	0.65	1.19	3.00

(1)	Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, total return would have been lower.

(2)	Includes the Fund’s share of Tax Free Reserves Portfolio’s allocated expenses.

(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 0.65%.

(4)	The Fund’s Manager and the Manager of Tax Free Reserves Portfolio voluntarily waived a portion of their fees. Such waivers are voluntary and may be reduced or terminated at any time.

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Citi California Tax Free Reserves — Class N

For a share of beneficial interest outstanding throughout each year ended August 31st, unless otherwise noted:

	Years Ended August 31,

	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000
Income From Operations:
Net investment income and net realized gain	0.013	0.004	0.006	0.011	0.026
Less Distributions From:
Net investment income and net realized gain	(0.013)	(0.004)	(0.006)	(0.011)	(0.026)

Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return(1)	1.31%	0.41%	0.62%	1.05%	2.62%
Net Assets, End of Year (000s)	$264,609	$254,035	$290,733	$294,947	$300,601
Ratios to Average Net Assets:
Gross expenses	0.80%	0.80%	0.78%	0.82%	0.92%
Net expenses(2)(3)	0.65	0.65	0.65	0.65	0.65
Net investment income(3)	1.29	0.38	0.59	1.04	2.57

(1)	Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would have been lower.

(2)	As a result of a voluntary expense limitation which may be discontinued at any time, the ratio of expenses to average net assets of the Fund will not exceed 0.65%.

(3)	The Fund’s Manager waived a portion of its management fee. Such waivers are voluntary and may be reduced or terminated at any time.

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Citi Connecticut Tax Free Reserves — Class N

For a share of beneficial interest outstanding throughout each year ended August 31st, unless otherwise noted:

	Years Ended August 31,

	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000
Income From Operations:
Net investment income and net realized gain	0.013	0.004	0.005	0.011	0.027
Distributions From:
Net investment income and net realized gain	(0.013)	(0.004)	(0.005)	(0.011)	(0.027)

Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return(1)	1.30%	0.37%	0.55%	1.10%	2.76%
Net Assets, End of Year (000s)	$123,957	$139,922	$140,809	$167,541	$229,924
Ratios to Average Net Assets:
Gross expenses	0.80%	0.81%	0.76%	0.83%	0.92%
Net expenses(2)(3)	0.65	0.65	0.65	0.65	0.65
Net investment income(3)	1.31	0.35	0.55	1.10	2.70

(1)	Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would be lower.

(2)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 0.65%.

(3)	The Fund’s Manager and CGMI waived a portion of their management and distribution fees. Such waivers are voluntary and may be terminated at any time.

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Citi New York Tax Free Reserves — Class N

For a share of beneficial interest outstanding throughout each year ended August 31st, unless otherwise noted:

	Years Ended August 31,

	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000
Income From Operations:
Net investment income and net realized gain(1)	0.014	0.004	0.006	0.011	0.029
Less Distributions From:
Net investment income and net realized gain(3)	(0.014)	(0.004)	(0.006)	(0.011)	(0.029)

Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return(1)	1.36%	0.42%	0.63%	1.09%	2.94%
Net Assets, End of Year (000s)	$1,034,450	$1,064,052	$1,184,557	$1,340,677	$1,397,782
Ratios to Average Net Assets:
Gross expenses	0.75%	0.74%	0.75%	0.77%	0.85%
Net expenses(2)(3)	0.65	0.65	0.65	0.65	0.65
Net investment income(2)	1.34	0.38	0.63	1.08	2.88

(1)	Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would have been lower.

(2)	The Fund’s Manager waived a portion of its management fee. Such waivers are voluntary and may be terminated at any time.

(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 0.65%.

48

The Statement of Additional Information (SAI) provides more details about the Funds and their policies. The SAI is incorporated by reference into this Prospectus and is legally part of it.

Additional information about a Fund’s investments is available in that Fund’s Annual and Semi-Annual Reports to Shareholders. In each Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected that Fund’s performance.

To obtain free copies of the SAI and the Annual and Semi-Annual Reports or to make other inquiries, please call 1-800-331-1792, toll-free. The Funds’ SAI and Annual and Semi-Annual Reports are not available on the internet as the Funds do not currently maintain a website.

The SAI is also available from the Securities and Exchange Commission. You can find it on the EDGAR Database on the SEC Internet site at http://www.sec.gov. Information about the Funds (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at: (202) 942-8090. Copies may also be obtained upon payment of a duplicating fee by electronic request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102.

SEC File Number 811-4052	FD 02403 12/05

Filed under Rule 497(c)
File No. 002-91556
811-04052

Under a licensing agreement between Citigroup and Legg Mason, the name of the fund, the names of any classes of shares of the fund, and the name of the investment adviser of the fund, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason and by the fund. Citi Marks include, but are not limited to, “Smith Barney,” “Citi,” “CitiFunds” and “Citigroup Asset Management”.

All Citi Marks are owned by Citigroup, and used under license. Legg Mason and its affiliates, as well as the manager, are not affiliated with Citigroup. Investments in the fund are not bank deposits or obligations of Citibank.

You should know: an investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. There is no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

Investments, risks and performance

The fund described in this prospectus is a money market fund. Money market funds must follow strict rules about the quality, maturity and other features of securities they purchase. The fund tries to maintain a share price of $1.00 while paying income to shareholders. However, no money market fund guarantees that you will receive your money back.
          The fund invests primarily in high quality municipal securities and most of the dividends it pays are exempt from federal and Connecticut personal income taxes. The fund is a non-diversified mutual fund and has more risk than more broadly diversified money market funds.

          This summary briefly describes Smith Barney Connecticut Money Market Portfolio —Class A shares and Smith Barney Connecticut Money Market Portfolio — Class Y shares, and the principal risks of investing in the fund. For more information, see More on the Fund’s Investments on page 6.

Investment objective

The fund’s goals are to provide its shareholders with high levels of current income exempt from both federal and Connecticut personal income taxes, preservation of capital and liquidity. Of course, there is no assurance that the fund will achieve its goals.

Principal investment strategies

Key investments

■

The fund invests primarily in high quality municipal obligations and in participation or other interests in these obligations issued by banks, insurance companies and other financial institutions. Municipal obligations are debt securities issued by states, cities and towns and other public entities or qualifying issuers. The interest paid on these debt securities is generally lower than the interest paid on taxable securities.

■

Under normal market conditions, the fund invests at least 80% of its assets in municipal obligations and interests in municipal obligations that pay interest that is exempt from both federal and Connecticut personal income taxes. These may include obligations of Puerto Rico and other U.S. territories.

          Subject to this 80% policy, the fund may purchase municipal obligations whose interest is subject to Connecticut personal income taxes and/or the federal alternative minimum tax and other high quality securities that pay interest that is subject to state and federal income taxes.

■	The fund may invest more than 25% of its assets in participation interests in municipal obligations that are issued by banks and/or backed by bank obligations.

Selection process

Managers of mutual funds use different styles when selecting securities to purchase.

The manager:

■

Uses a “top-down” approach when selecting securities for the fund. When using a “top-down” approach, the manager looks first at broad economic factors and market conditions, such as prevailing and anticipated interest rates.

■	Selects optimal interest rates and maturities and chooses certain sectors or industries within the overall market on the basis of those factors and conditions.

Connecticut Money Market Portfolio	1

■	Looks at individual issuers within those sectors or industries to select securities for the investment portfolio.

          Since the fund maintains a weighted average maturity of no more than 90 days, many of its investments are held until maturity. The manager may sell a security before maturity when it is necessary to do so to meet redemption requests. The manager may also sell a security if the manager believes the issuer is no longer as creditworthy, or in order to adjust the average weighted maturity of the fund’s portfolio (for example, to reflect changes in the manager’s expectations concerning interest rates), or when the manager believes there is superior value in other market sectors or industries.

Principal risks of investing in the fund

Investing in a mutual fund involves risk. The principal risks of investing in the fund are described below. Please note that there are many other factors that could adversely affect your investment, and that could prevent the fund from achieving its goals; these other factors are not described here. More information about risks appears in the fund’s Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. Please remember that an investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

■

The fund invests in short-term money market instruments. As a result, the amount of income paid to you by the fund will go up or down depending on day-to-day variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, as they have been recently, the fund’s expenses could absorb all or a significant portion of the fund’s income.

■

The fund invests in high quality debt securities, meaning securities that are rated, when the fund buys them, in one of the two highest short-term rating categories by nationally recognized rating agencies or, if unrated, in the manager’s opinion are of comparable quality. However, it is possible that some issuers will be unable to make the required payments on debt securities held by the fund. Debt securities also fluctuate in value based on the perceived creditworthiness of issuers. A default on an investment held by the fund could cause the value of your investment in the fund, or its yield, to decline.

■

A major change in interest rates or a significant decline in the market value of a fund investment, or other market event, could cause the value of your investment in the fund, or its yield, to decline.

■

The fund is a non-diversified mutual fund that invests a large portion of its assets in Connecticut issuers and that may invest 25% or more of its assets in securities of issuers that derive income from similar types of projects or that are otherwise related. As a result, many securities held by the fund may be adversely affected by a particular single economic, business, regulatory or political event. You should consider the risk inherent in these policies when you compare the fund with a more diversified mutual fund.

2	Smith Barney Mutual Funds

■

The Connecticut economy tends to have concentrations in the defense and in the finance, insurance and real estate industries. Therefore, the fund may be more exposed to events affecting these industries than funds with more geographically diverse investments. A downturn in the Connecticut economy and other factors, including a downturn in real estate values, may affect the market value of municipal obligations held by the fund, the marketability of such obligations, and the ability of the issuers to make the required payments of interest and principal resulting in losses to the fund. In addition, if the fund has difficulty finding high quality Connecticut municipal obligations to purchase, the amount of the fund’s income that is subject to Connecticut taxes could increase. More detailed information about the economy of Connecticut may be found in the fund’s Statement of Additional Information.

■

The fund may concentrate in participation interests in municipal obligations that are issued by banks and/or backed by bank obligations. This means that an investment in the fund may be particularly susceptible to adverse events affecting the banking industry. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. Banks depend on being able to obtain funds at reasonable costs to finance their lending operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get in financial trouble, their failure to repay the bank will also affect the bank’s financial situation.

Who may want to invest

You should keep in mind that an investment in a money market fund is not a complete investment program. The fund may be an appropriate investment if you:

■	Are seeking tax-exempt income from your investment.*

■	Are seeking current income and a stabilized share price.

■	Want to be able to convert your investment to cash quickly with reduced risk to principal.

■	Have income that is subject to Connecticut personal income taxes.

Do not invest in the fund if you:

■	Don’t need your income to be tax-exempt, or you’re investing through a tax-deferred vehicle — such as an IRA account.

■	Are seeking long-term growth of capital or high current income and you can tolerate daily share price fluctuation.

*	Some income may be subject to tax. Consult your personal tax adviser.

Connecticut Money Market Portfolio	3

Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual returns compare with the returns of the iMoneyNet Connecticut Tax Free Money Market Funds Average index.

          The fund has authorized three classes of shares. Only Class A and Class Y shares are offered by this prospectus. You should note that the performance of classes will vary, depending on the expense level of that class.

          The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Total Return for Class A Shares

Calendar years ended December 31

          As of September 30, 2005, the Class A shares had a year-to-date return of 1.19%.

Highest and lowest quarter returns: (for periods shown in the bar chart)

Highest:	0.24%	Lowest:	0.07%
	6/30/2002		9/30/2003

Risk return table

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	Since Inception	Inception Date

Class A	0.52%	0.74%	7/3/01

Class Y	0.62%	0.61%	12/3/03

iMoneyNet Connnecticut Tax Free Money Market Funds Average	0.49%	(1)	N/A

(1)	Information regarding performance for this period is not available.

4	Smith Barney Mutual Funds

Fee table

This table describes the fees and expenses that you may pay if you invest in Class A and Class Y shares.

Shareholder Fees

(fees paid directly from your investment)	Class A		Class Y

Maximum sales charge (load) imposed on purchases (as a % of offering price)	None		None

Maximum deffered sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	(1)	None

Annual Fund Operating Expenses

(expenses deducted from fund assets)

Management fee(2)	0.45%	0.45%

Distribution (12b-1) fees (includes service fees)	0.10%	None

Other expenses	0.12%	0.07%

Total annual fund operating expenses*	0.67%	0.52%

*Because of voluntary waivers and/or reimbursements, actual total annual fund operating expenses are not expected to exceed:	0.65%	0.55%

These voluntary fee waivers and reimbursements may be reduced or terminated at any time.

(1)

Class A shares acquired through an exchange of shares of another Smith Barney mutual fund which were originally acquired subject to a deferred sales charge remain subject to the original fund’s deferred sales charge.

(2)	As of October 1, 2005, the Management Fee was revised from 0.45% to an annual rate that decreases as fund assets increase in accordance with the following breakpoint schedule:

Average Daily Net Assets	Management Fee Rate
First $1 billion	0.450%
Next $1 billion	0.425%
Next $3 billion	0.400%
Next $5 billion	0.375%
Over $10 billion	0.350%

Example

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in the fund for the period shown

■	Your investment has a 5% return each year

■	You reinvest all distributions and dividends

■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

■	Redemption of your shares at the end of the period

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years

Class A	$68	$214	$373	$835

Class Y	$53	$167	$291	$653

Connecticut Money Market Portfolio	5

More on the fund’s investments

The fund’s goals, principal investments and risks are summarized in Investments, risks and performance. More information on investments and investment strategies and disclosure of portfolio holdings appears below.

          The fund’s principal investment strategies are the strategies that, in the opinion of the manager, are most likely to be important in trying to achieve the fund’s investment goals. Of course, there can be no assurance that the fund will achieve its goals. Please note that the fund may also use strategies and invest in securities that are described in the Statement of Additional Information. The fund may not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the Statement of Additional Information.

          The fund has specific investment policies and procedures designed to maintain a constant net asset value of $1.00 per share. The fund also complies with industry regulations that apply to money market funds. These regulations require that the fund’s investments mature or be deemed to mature within 397 days from the date purchased and that the average maturity of the fund’s investments (on a dollar-weighted basis) be 90 days or less. In addition, all of the fund’s investments must be in U.S. dollar-denominated high quality securities which have been determined by the manager to present minimal credit risks. To be high quality, a security (or its issuer) must be rated in one of the two highest short-term rating categories by nationally recognized rating agencies, such as Moody’s or Standard & Poor’s, or, if unrated, in the manager’s opinion be of comparable quality. Investors should note that within these two rating categories there may be sub-categories or gradations indicating relative quality. If the credit quality of a security deteriorates after the fund buys it, the manager will decide whether the security should be held or sold.

Money market instruments

Money market instruments are short-term IOUs issued by banks or other issuers, the U.S. or a foreign government, or state or local governments. Money market instruments generally have maturity dates of 13 months or less. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand notes (where the interest rate is reset periodically and the holder may demand payment from the issuer at any time), fixed-term obligations, commercial paper (short-term unsecured debt), asset-backed securities (which are backed by pools of accounts receivables such as car installment loans or credit card receivables) and repurchase agreements.

          In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed-upon interest rate.

          Money market instruments in which the fund may invest include instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features, and may take the form of participation interests or receipts in an underlying security, in some cases backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, or may represent the right to receive only the interest or principal component on the underlying security. These instruments may be considered to be derivatives.

6	Smith Barney Mutual Funds

Connecticut municipal securities

The fund invests primarily in high quality municipal obligations, including municipal money market instruments, and in participation or other interests in municipal obligations.

          Under normal market conditions, the fund invests at least 80% of its assets in municipal obligations and participation or other interests in municipal obligations that pay interest that is exempt from both federal income tax, including the federal alternative minimum tax, and Connecticut personal income taxes. This policy may not be changed without a shareholder vote.

          Subject to this 80% policy, the fund may invest in municipal obligations that are subject to these state taxes or that are subject to the federal alternative minimum tax. This would cause the amount of the fund’s income that is subject to tax to increase.

          Municipal obligations are fixed and variable rate obligations issued by or on behalf of states and municipal governments, Puerto Rico and other U.S. territories, and their authorities, agencies, instrumentalities and political subdivisions, and by other qualifying issuers. The interest on these obligations is exempt from federal income tax, but is generally lower than the interest paid on taxable securities.

          Longer term municipal obligations (municipal bonds) generally are issued to raise funds for construction or to retire previous debt. Short-term obligations (municipal notes or commercial paper) may be issued to finance short-term cash needs in anticipation of receipt of tax and other revenues.

          Municipal obligations bought by the fund must be rated in the highest two rating categories of nationally recognized rating agencies or, if unrated, be determined by the manager to be of comparable quality.

          The fund invests in both “general obligation” securities, which are backed by the full faith, credit and taxing power of the issuer, and in “revenue” securities, which are payable only from revenues from a specific project or another revenue source. The fund also invests in private activity bonds, which fund privately operated industrial facilities. Payment on these bonds generally is made from payments by the operators of the facilities and is not backed by the taxing authority of the issuing municipality. The fund invests in municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

          The fund may purchase municipal obligations under arrangements (called stand-by commitments) where they can sell the securities at an agreed-upon price and date under certain circumstances. The fund can also purchase securities under arrangements (called when-issued or forward-delivery basis) where the securities will not be delivered immediately. The fund will set aside the assets to pay for these securities at the time of the agreement.

          The fund may concentrate in participation interests in municipal obligations issued by banks and/or backed by bank obligations. This means that the fund may invest more than 25% of its assets in participation interests backed by banks. In a participation interest, the bank sells undivided interests in a municipal obligation it owns. These interests may be supported by a bank letter of credit or guarantee. The interest rate generally is adjusted periodically, and the holder can sell back to the issuer after a specified notice period. If interest

Connecticut Money Market Portfolio	7

rates rise or fall, the rates on participation interests and other variable rate instruments generally will be readjusted.

Taxable securities

The fund may also invest in taxable money market instruments, particularly if the after-tax return on those securities is greater than the return on municipal money market instruments. The fund’s taxable investments will be comparable in quality to its municipal investments. Under normal circumstances, not more than 20% of the fund’s assets are invested in taxable instruments.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in high quality taxable money market instruments. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

$1.00 net asset value

In order to maintain a $1.00 per share net asset value, the fund could reduce the number of its outstanding shares. For example, the fund could do this if there were a default on an investment held by the fund, if expenses were to exceed the fund’s income, or if an investment declined significantly in value. If this happened, you would own fewer shares. By investing in the fund, you agree to this reduction should it become necessary.

Investment structure

In the future, the fund may invest in securities through one or more mutual funds or pooled investment vehicles rather than investing directly in securities.

          Except for its policy with respect to investments in municipal obligations, the fund’s investment goals and policies may be changed without a shareholder vote.

Disclosure of Portfolio holdings

A description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings is available in the fund’s SAI.

8	Smith Barney Mutual Funds

Management

Manager

The fund’s investment manager is Citi Fund Management Inc., 100 First Stamford Place, Stamford, Connecticut 06902. The manager selects the fund’s investments, oversees its operations, and provides administrative services. A team of individuals employed by the manager manages the day-to-day operations of the fund.

          On June 23, 2005, Citigroup Inc. entered into an agreement to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the manager, to Legg Mason, Inc. (“Legg Mason”). The transaction took place on December 1, 2005. As a result, the manager, previously an indirect wholly-owned subsidiary of Citigroup, became an indirect wholly-owned subsidiary of Legg Mason. A new investment management contract between the fund and the manager became effective on December 1, 2005.

          Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of December 2, 2005 Legg Mason’s asset management operation had aggregate assets under management of approximately $830 billion.

Management fees

For the fiscal year ended August 31, 2005, the manager received a fee, after waivers, of 0.44% of the fund’s average daily net assets.

          A discussion regarding the basis for the Board of Trustees’ approval of the fund’s management agreement is available in the fund’s Annual Report for the fiscal year ended August 31, 2005.

Distribution Arrangements

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”) serve as the fund’s distributors. The fund offers three classes of shares, Class N, Class A and Class Y shares. These classes have different expense levels. Only Class A and Class Y shares are offered in this Prospectus. The fund does not charge any sales loads, deferred sales loads or other fees in connection with the purchase of Class A and Class Y shares.

          The fund has adopted a 12b-1 plan for Class A shares under rule 12b-1 under the Investment Company Act of 1940. The 12b-1 plan allows the fund to pay a monthly fee not to exceed 0.10% per year of the average daily net assets represented by Class A shares. This 12b-1 fee may be used to make payments to the distributors and to service agents or others as compensation for the sale of fund shares, and to make payments for advertising, marketing or other promotional activity, or for providing personal service or the maintenance of shareholder accounts. Because fees under the plan are paid out of fund assets, over time these fees will increase the cost of your investment in Class A shares and may cost you more than other types of sales charges.

          In addition, the distributors and/or their affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributors and may be substantial. The manager or its affiliates may make similar payments under similar arrangements.

Connecticut Money Market Portfolio	9

          The payments described above are often referred to as “revenue sharing payments”. The recipients of such payments may include the fund’s distributors, and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of a fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Co-Transfer agent and shareholder servicing agent

          PFPC Inc. serves as the fund’s co-transfer agent and shareholder servicing agent (the “co-transfer agent”).

Recent developments

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

          The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

          The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires

10	Smith Barney Mutual Funds

that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

          The order required SBFM to recommend a new transfer agent contract to the Affected Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

          At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

          This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

          On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason Inc.

Choosing a class of shares to buy

You may purchase Class A shares which are sold at net asset value (“NAV”) with no initial or deferred sales charge. Class A shares are subject to ongoing distribution and service fees.

          You may purchase Class Y shares only if you are making an initial investment of at least $15,000,000. Class Y shares are sold at net asset value.

You may buy shares from:

•	a broker-dealer, financial intermediary, financial institution or CAM financial consultants (each called a “Service Agent”).

•	The fund, but only if you are investing through certain qualified plans or service agents.

          Not all classes of shares are available through all service agents. You should contact your service agent or consult the SAI for further information.

Investment minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

	Initial		Additional
	Class A	Class Y	All Classes

General	$1,000	$15 million	$50

Smith Barney Sweep Feature	variable	n/a	variable

Uniform Gifts or Transfers to Minor Accounts	$250	$15 million	$50

Connecticut Money Market Portfolio	11

Letter of intent: Class Y shares

You may buy Class Y shares of the fund at net asset value with no initial sales charge. To purchase Class Y shares, you must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest $5,000,000.

Deferred sales charges

Class A shares

If Class A shares of the fund are acquired by exchange from another Smith Barney fund subject to a deferred sales charge, the original deferred sales charge will apply to these shares. Therefore, if you redeem these shares within 12 months of the date you purchased shares of the original fund, the fund’s shares may be subject to a deferred sales charge of 1.00%.

          The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation.

          You do not pay a deferred sales charge on:

■	Shares exchanged for shares of another Smith Barney fund

■	Shares that represent reinvested distributions and dividends

■	Shares that are no longer subject to the deferred sales charge

          Each time you place a request to redeem shares that were acquired by exchange from another Smith Barney fund subject to a deferred sales charge, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then redeem the shares in your account that have been held the longest.

          If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

LMIS receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers

The deferred sales charge for Class A shares will generally be waived:

■	For involuntary redemptions of small account balances

■	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent or consult the Statement of Additional Information (“SAI”).

12	Smith Barney Mutual Funds

Buying shares

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares.

If you do not provide the following information, your order will be rejected

	■	Specific fund being bought

	■	Class of shares being bought

	■	Dollar amount or number of shares being bought

Your Service Agent may charge an annual account maintenance fee.

Through the fund	Investors who are clients of certain Service Agents are eligible to buy shares directly from the fund. Write the fund at the following address:
Smith Barney
Connecticut Money Market Portfolio
(specify class of shares)
c/o PFPC Inc.
P.O. Box 9699
Providence, RI 02940-9699

	■	Enclose a check to pay for the shares. For initial purchases, complete and send an account application.

	■	For more information, please call Smith Barney Shareholder Services at 1-800-331-1792.

For more information, contact your Service Agent or the co-transfer agent or consult the SAI.

Connecticut Money Market Portfolio	13

Exchanging shares

Smith Barney offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors	You should contact your Service Agent to exchange into other Smith Barney mutual funds. Be sure to read the prospectus of the Smith Barney fund into which you are exchanging.

	■	You may exchange shares only for shares of the same class of another Smith Barney mutual fund. Not all Smith Barney funds offer all classes.

	■	Not all Smith Barney funds may be offered in your state of residence. Contact your Service Agent or the co-transfer agent for further information.

	■	Exchanges of Class A shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

■

If you hold share certificates, the co-transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.

	■	The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of trading.

Sales charges		Your shares may be subject to an initial sales charge at the time of the exchange. For more information, contact your Service Agent or the co-transfer agent.
Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of another fund’s shares subject to a deferred sales charge.

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange (“NYSE”) is open, by calling Smith Barney Shareholder Services at 1-800-331-1792 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the Exchange are priced at the net asset value next determined.

You can make telephone exchanges only between accounts that have identical registrations.

By mail		If you do not have a brokerage account, contact your Service Agent or write to the co-transfer agent at the address on the following page.

14	Smith Barney Mutual Funds

Redeeming shares

Generally	Contact your Service Agent to redeem shares of the fund.

If you hold share certificates, the co-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

If the shares are held by a fiduciary or corporation, other documents may be required.

          Requests received after 12:00 p.m. (Eastern time) are priced at the net asset value determined. Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 10 days.

          If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail	For accounts held directly at the fund, send written requests to the fund at the following address:

Smith Barney Connecticut Money Market
Portfolio
(specify class of shares)
PFPC Global Fund Services
P.O. Box 9699
Providence, RI 02940-9699

Your written request must provide the following:

■ The name of the fund and account number

■ The class of shares and the dollar amount or number of shares to be redeemed

■ Signatures of each owner exactly as the account is registered

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open, by calling Smith Barney Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after 12:00 p.m. (Eastern time) are priced at the net asset value next determined.

          Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The co-transfer agent may charge a fee on wire or an electronic transfer (ACH).

For more information, contact your Service Agent or consult the SAI.

Connecticut Money Market Portfolio	15

Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

■	Name of the fund

■	Account number

■	Class of shares being bought, exchanged or redeemed

■	Dollar amount or number of shares being bought, exchanged or redeemed

■	Signature of each owner exactly as the account is registered

          Purchases of fund shares become effective when the fund receives, or converts your purchase amount into, immediately available funds, which ordinarily will be the next business day after your trade date. The co-transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine including recording calls, asking the caller to provide a personal identification number for the account, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund, nor the co-transfer agent will bear any liability for such transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

■	Are redeeming over $50,000

■	Are sending signed share certificates or stock powers to the co-transfer agent

■	Instruct the co-transfer agent to mail the check to an address different from the one on your account

■	Changed your account registration

■	Want the check paid to someone other than the account owner(s)

■

Are transferring the redemption proceeds to an account with a different registration You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

■	Suspend the offering of shares

■	Waive or change minimum and additional investment amounts

■	Reject any purchase or exchange order

■	Change, revoke or suspend the exchange privilege

■	Suspend telephone transactions

■	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the Securities and Exchange Commission

■	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities.

Small account balances/mandatory redemptions

If at any time the aggregate net asset value of the fund shares in your account is less than $500, the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your

16	Smith Barney Mutual Funds

account value up to the required level. If you choose not to do so within this 60 day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase.

          A fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

          For more information, contact your Service Agent or the co-transfer agent or consult the SAI.

Frequent purchases and redemptions of fund shares

Money market funds are often used by investors for short term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the Board of Trustees of the fund has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as the fund, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short term disparity between the fund’s yield and current market yields, which could have the effect of reducing the fund’s yield. In addition, frequent purchases and redemptions of the fund’s shares could increase the fund’s portfolio transaction costs and may interfere with the efficient management of the portfolio by the manager, which could detract from the fund’s performance.

          The Boards of the various Smith Barney non-money market funds have approved policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds and that may apply to exchanges from or into the fund described in this prospectus. If you plan to exchange your money market shares for shares of another Smith Barney fund, please read the prospectus of that other Smith Barney mutual fund.

Share Certificates

Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored.

Record ownership

If you hold your shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may vote your shares proportionately in accordance with the votes cast by other shareholders for whom your Service Agent acts.

Connecticut Money Market Portfolio	17

Dividends, distributions and taxes

Dividends

Each business day when the fund determines its NAV, it calculates the fund’s net income and declares dividends for all shareholders of record. Shares begin to accrue dividends on the day your purchase order becomes effective. You will not receive dividends for the day on which your redemption order becomes effective. Dividends are distributed once a month, on or before the last business day of the month. You will receive your dividends as full and fractional additional fund shares. Alternatively, you can instruct your Service Agent or the co-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the Service Agent or co-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes

This discussion of taxes is for general information only. You should consult your own tax adviser about your particular situation.

          The fund expects that most of its net income will be attributable to interest on municipal obligations and as a result, most of the fund’s dividends to you will not be subject to federal income tax. However, the fund may invest from time to time in taxable securities, and certain fund dividends may affect the computation of the federal alternative minimum tax. It is also possible, but not intended, that the fund may realize short-term or long-term capital gains or losses. Any distributions from interest earned by the fund on taxable securities or from short-term capital gains will generally be taxable to you as ordinary income; distributions from net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) ordinarily will be taxable to you as long-term capital gains. Such distributions will be taxable whether you take distributions in cash or reinvest them in additional shares. The fund does not expect any distributions to be treated as “qualified dividend income,” which is taxed at reduced rates. Some dividends paid in January may be taxable as if they had been paid the previous December.

          Fund dividends which the fund designates as exempt interest dividends are taken into account in determining the amount of your social security and railroad retirement benefits, if any, that may be subject to federal income tax. In addition, you may not claim a deduction for interest on indebtedness you incurred or continued for the purpose of owning fund shares. Shareholders who are, or who are related to, “substantial users” of facilities financed by private activity bonds should consult their tax advisers before buying fund shares.

State and local taxes

Generally, you will have to pay state or local taxes on fund dividends and other distributions. Except as noted below, fund dividends that are not taxable to you for federal income tax purposes may still be subject to tax under the income or other tax laws of state or local taxing authorities. You should consult your own tax adviser in this regard.

          The fund expects that shareholders will not be subject to the Connecticut personal income tax on exempt-interest dividends received from the fund to the extent that those distributions are derived from interest on Connecticut municipal obligations. Capital-gain dividends derived from Connecticut municipal obligations (other than obligations of U.S. territories or possessions and their political subdivisions) are also free from this tax.

18	Smith Barney Mutual Funds

Distributions by the fund derived from interest income, other than interest on Connecticut municipal obligations, that are treated as a preference item for federal income tax purposes may be subject to the net Connecticut minimum tax in the case of any shareholder subject to Connecticut personal income taxes and required to pay the federal alternative minimum tax.

Foreign shareholders

The fund will withhold U.S. federal income tax at the rate of 30% (or any lower applicable treaty rate) on taxable dividends and other payments subject to withholding taxes that are made to persons who are not citizens or residents of the United States. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the fund. The fund will not withhold with respect to dividends designated as interest-related dividends or short-term capital gain dividends. The fund anticipates that substantially all distributions will be designated as interest-related dividends. Distributions received from the fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdictions.

Backup withholding

The account application asks each new investor to certify that the investor’s Social Security or taxpayer identification number is correct and that the shareholder is not subject to backup withholding for failing to report income to the IRS. The fund may be required to withhold (and pay over to the IRS for your credit) a percentage of certain distributions it pays you if you fail to provide this information or otherwise violate IRS regulations. The backup withholding rate is scheduled to be 28% during 2006. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the U.S.

Taxation of transactions

If you sell fund shares or exchange them for shares of another fund, it is generally considered a taxable event. However, you will not have any gain or loss on the sale or exchange so long as the fund maintains a net asset value of $1.00 per share.

Connecticut Money Market Portfolio	19

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order. The fund’s net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done at 12:00 noon, Eastern time. The NYSE is closed on certain holidays listed in the SAI.

          The fund uses the amortized cost method to value its portfolio securities. Using this method, the fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund. The fund intends to use its best efforts to continue to maintain a constant net asset value of $1.00.

Form of Purchase Payment		Purchase is Effective and Dividends Begin

■	Payment in federal funds	If received before 12:00 noon:	At 12:00 noon on that day

■	Having a sufficient cash balance in your account with a Service Agent	If received after 12:00 noon:	At 12:00 noon on the next business day

■	Other forms of payment, with conversion into, or advance of, federal funds by a Service Agent	At 12:00 noon on the next business day

■	Other forms of payment received by a co-transfer agent	At 12:00 noon on the next business day

          Service Agents must promptly transmit all orders to buy, exchange or redeem shares to the fund’s agent before the agent’s close of business.

20	Smith Barney Mutual Funds

Financial highlights

The financial highlights table is intended to help you understand the fund’s financial performance for the period shown with respect to Class A and Class Y shares. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions). The information has been audited by KPMG LLP independent registered public accounting firm, whose report, along with the fund’s financial statements, are included in the annual report (available upon request).

For a share of beneficial interest outstanding throughout each year ended August 31st, unless otherwise noted:

Class A shares

	2005	2004	2003	2002	2001(1)

Net asset value, beginning of year	$1.000	$1.000	$1.000	$1.000	$1.000

Income from operations:
Net investment income and net realized gain	0.013	0.004	0.005	0.011	0.003

DIstributions from:
Net investment income and net realized gain	(0.013)	(0.004)	(0.005)	(0.011)	(0.003)

Net asset value, end of year	$1.000	$1.000	$1.000	$1.000	$1.000

Total return(2)	1.31%	0.36%	0.55%	1.09%	0.30%

Net assets, end of year (000s)	$127,635	$105,705	$73,789	$66,122	$31,972

Ratios to average net assets:
Gross expenses	0.67%	0.66%	0.76%	0.83%	4.37	%(3)
Net expenses(4)(5)	0.64%	0.65%	0.65%	0.65%	0.65	%(3)
Net investment income(5)	1.36%	0.36%	0.54%	1.09%	1.77	%(3)

(1)	For the period July 3, 2001 (commencement of operations) to August 31, 2001.

(2)

Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would be lower. Total returns for periods of less than one year are not annualized.

(3)	Annualized.

(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the fund will not exceed 0.65%.

Connecticut Money Market Portfolio	21

          For a share of beneficial interest outstanding throughout each year ended August 31st, unless otherwise noted:

Class Y shares

	2005	2004(1)

Net asset value, beginning of year	$1.000	$1.000

Income from operations:
Net investment income and Net realized gain	0.014	0.003

Distributions from:
Net investment income and Net realized gain	(0.014)	(0.003)

Net asset value, end of year	$1.000	$1.000

Total return(2)	1.43%	0.35%

Net assets, end of year (000s)	$24,020	$31,521

Ratios to Average Net Assets:
Gross expenses	0.52%	0.56	%(3)
Net expenses(4)(5)	0.52%	0.55	%(3)
Net investment income(5)	1.40%	0.48	%(3)

(1)	For the period December 3, 2003 (commencement of operations) to August 31, 2004.

(2)

Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would be lower. Total returns for periods of less than one year are not annualized.

(3)	Annualized.

(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the fund will not exceed 0.55%, which may be terminated at any time.

(5)	The manager waived a portion of its management fee. Such waivers are voluntary and may be terminated at any time.

22	Smith Barney Mutual Funds

Smith Barney
Connecticut Money Market Portfolio

Shareholder Reports Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

Statement of Additional Information The Statement of Additional Information (SAI) provides more detailed information about the fund and is incorporated by reference into (is legally part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the Statement of Additional Information (without charge) by contacting your Service Agent, by calling Smith Barney Shareholder Services at 1-800-331-1792, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004. The fund's SAI and Annual and Semi-Annual Reports are not available on the internet as the fund does not currently maintain a website.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http:// www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: public-info@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

Your Serious Money. Professionally Managed® is a registered service mark of Citigroup Global Markets Inc.

(Citi Connecticut Tax Free Reserves
Investment Company
Act file no. 811-4052)
FD 02332 12/05

citigroup asset management

Filed under Rule 497(c)
File No. 002-91556
811-04052

December 31, 2005

CITISM CASH RESERVES
CITISM U.S. TREASURY RESERVES
CITISM TAX FREE RESERVES
CITISM CALIFORNIA TAX FREE RESERVES
CITISM CONNECTICUT TAX FREE RESERVES
CITISM NEW YORK TAX FREE RESERVES

STATEMENT OF ADDITIONAL INFORMATION

          This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectus, dated December 31, 2005 for the Class N shares of Citi Cash Reserves, Citi U.S. Treasury Reserves, Citi Tax Free Reserves, Citi California Tax Free Reserves, Citi Connecticut Tax Free Reserves and Citi New York Tax Free Reserves (the foregoing, collectively, the “Funds”), or the Prospectus dated December 31, 2005 of Smith Barney Connecticut Money Market Portfolio—Class A and Class Y, each a separate class of Citi Connecticut Tax Free Reserves. This Statement of Additional Information should be read in conjunction with the Prospectuses. This Statement of Additional Information incorporates by reference the financial statements described in Section 12 hereof. These financial statements can be found in the Funds’Annual Reports to Shareholders. An investor may obtain copies of the Funds’ Prospectuses and Annual Reports without charge by calling 1-800-331-1792 toll-free.

          Each Fund is a separate series of CitiFundsSM Trust III. The address and telephone number of CitiFunds Trust III (the “Trust”) are 125 Broad Street, New York, New York 10004, 1-800-331-1792.

          The Trust invests all of the investable assets of Cash Reserves, U.S. Treasury Reserves and Tax Free Reserves in Liquid Reserves Portfolio (formerly Cash Reserves Portfolio), U.S. Treasury Reserves Portfolio and Tax Free Reserves Portfolio, respectively (collectively, the “Portfolios”). The address and telephone number of the Portfolios are 125 Broad Street, New York, New York 10004, 1-800-331-1792.

          FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

1

          This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.

2

1. THE FUNDS

          CitiFundsSM Trust III is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on June 28, 1985 and is the successor to the business of The Landmark Funds Cash Reserves, Inc., which was incorporated under the laws of the State of Maryland in 1984. Prior to January 2, 1998, CitiFunds Trust III was called Landmark Funds III.

          Under a licensing agreement between Citigroup and Legg Mason, the name of the Funds, the names of any classes of shares of the Funds, and the name of the investment adviser of the Fund, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason and by the Funds. Citi Marks include, but are not limited to, “Smith Barney,” “Citi,” “CitiFunds” and “Citigroup Asset Management”.

          All Citi Marks are owned by Citigroup, and used under license. Legg Mason and its affiliates, as well as the Manager, are not affiliated with Citigroup. Investments in the Funds are not bank deposits or obligations of Citibank.

          Shares of the Trust are divided into six separate series, Citi Cash Reserves, Citi U.S. Treasury Reserves, Citi Tax Free Reserves, Citi California Tax Free Reserves, Citi Connecticut Tax Free Reserves, and Citi New York Tax Free Reserves (each also referred to herein without the initial “Citi”). Cash Reserves and U.S. Treasury Reserves are diversified series of the Trust, and Tax Free Reserves, California Tax Free Reserves, Connecticut Tax Free Reserves, and New York Tax Free Reserves are non-diversified series of the Trust.

          Prior to October 23, 2000, Cash Reserves and U.S. Treasury Reserves were called CitiFunds Cash Reserves and CitiFunds U.S. Treasury Reserves, respectively, and prior to January 2, 1998, were called Landmark Cash Reserves and Landmark U.S. Treasury Reserves, respectively. Prior to December 7, 2001, Tax Free Reserves was organized as a separate business trust under the laws of the Commonwealth of Massachusetts. The predecessor of Tax Free Reserves was organized on June 21, 1985 and was the successor to the business of The Landmark Funds Tax Free Reserves, Inc., which was incorporated under the laws of the State of Maryland in 1983. Prior to December 7, 2001, each of California Tax Free Reserves, Connecticut Tax Free Reserves and New York Tax Free Reserves were organized as series of a separate business trust called CitiFunds Multi-State Tax Free Trust. CitiFunds Multi-State Tax Free Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts on August 30, 1985.

          All references in this Statement of Additional Information (“SAI”) to the activities of the Funds or the Trust are intended to include those of their respective predecessors, if any, unless the context indicates otherwise. References in this SAI to the Prospectuses are to the Prospectus dated December 31, 2005, of the Class N shares of the Funds, and the Prospectus dated December 31, 2005, of the Smith Barney Connecticut Money Market Portfolio—Class A and Class Y shares, by which shares of the Funds are offered.

          Each of the Funds is a type of mutual fund called a “money market fund.” Tax Free Reserves is referred to as a “tax-exempt money market fund.” Each of California Tax Free Reserves and Connecticut Tax Free Reserves is a type of fund commonly referred to as a “double tax-exempt money market fund,” and New York Tax Free Reserves is a type of fund commonly referred to as a “triple tax-exempt money market fund.” The net asset value of each Fund’s shares is expected to remain constant at $1.00, although there can be no assurance that this will be so on a continuing basis. (See “Determination of Net Asset Value”).

          Each of Tax Free Reserves, California Tax Free Reserves, Connecticut Tax Free Reserves and New York Tax Free Reserves is referred to as a “Tax Free Fund.” Each Tax Free Fund is non-diversified.

          Cash Reserves, U.S. Treasury Reserves and Tax Free Reserves utilize a master/feeder structure by investing all of their investable assets in Liquid Reserves Portfolio (formerly Cash Reserves Portfolio), U.S. Treasury Reserves Portfolio and Tax Free Reserves Portfolio, respectively. Each of Liquid Reserves Portfolio and U.S. Treasury Reserves Portfolio is a diversified, open-end management investment company, and Tax Free Reserves Portfolio is a non-diversified, open-end management investment company. Each Portfolio has the same investment objectives and policies as its corresponding Fund. The Trustees of the Trust believe that the aggregate per share expenses of Cash Reserves, U.S. Treasury Reserves and Tax Free Reserves and their corresponding Portfolios will be less than or approximately equal to the expenses that each Fund would incur if the assets of the Fund were invested directly in the types of securities held by its Portfolio. Each Fund may withdraw its investment in its Portfolio at any time, and will do so if the Fund’s Trustees believe it to be in the best interest of the Fund’s shareholders. If a Fund were to withdraw its investment in its Portfolio, the Fund could either invest directly in securities in accordance with the investment policies described below or invest in one or more other mutual funds or pooled investment vehicles having similar investment objectives and policies. If a Fund were to withdraw, the Fund could receive securities from the Portfolio instead of cash, causing the Fund to incur brokerage, tax and other charges or leaving it with securities that may or may not be readily marketable or widely diversified.

          Each Portfolio may change its investment objective and certain of its investment policies and restrictions without approval by its investors, but a Portfolio will notify its corresponding Fund (which in turn will notify its shareholders) and its other investors at

3

least 30 days (or, when required by law, at least 60 days) before implementing any change in its investment objective. A change in investment objective, policies or restrictions may cause a Fund to withdraw its investment in its Portfolio.

          The Portfolios, as New York trusts, are not required to hold and have no intention of holding annual meetings of investors. However, when a Portfolio is required to do so by law, or in the judgment of Trustees it is necessary or desirable to do so, the Portfolio will submit matters to its investors for a vote. When a Fund is asked to vote on matters concerning its corresponding Portfolio (other than a vote to continue the Portfolio following the withdrawal of an investor), the Fund will either hold a shareholder meeting and vote in accordance with shareholder instructions, or otherwise act in accordance with applicable law. See “Description of Shares, Voting Rights and Liabilities.” Of course, the Fund could be outvoted, or otherwise adversely affected, by other investors in the Portfolio.

          The Portfolios may sell interests to investors in addition to the Funds. These investors may be mutual funds which offer shares to their shareholders with different costs and expenses than the Funds. Therefore, the investment returns for all investors in funds investing in a Portfolio may not be the same. These differences in returns are also present in other mutual fund structures.

          Information about other holders of interests in the Portfolios is available from Legg Mason Investor Services, LLC (“LMIS” or a “Distributor”), 100 Light Street, Baltimore, Maryland 21202, a distributor of the Funds. Citigroup Global Markets Inc. (“CGMI” or a “Distributor”), 388 Greenwich Street, 23rd Floor, New York, New York 10013, 1-800 451-2010 also serves as a distributor of the Funds.

          Cash Reserves, U.S. Treasury Reserves and Tax Free Reserves may, in the future, convert to a fund of funds structure. In a fund of funds structure, the Funds invest all or a portion of their assets in multiple investment companies. Each other Fund may, in the future, convert to a fund of funds structure or a master feeder structure similar to that of Cash Reserves, U.S. Treasury Reserves, and Tax Free Reserves.

          Citi Fund Management Inc. (“Citi Fund Management” or the “Manager”), an indirect wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), is the investment manager to each Fund and each Portfolio. Citi Fund Management manages the investments of each Portfolio and California Tax Free Reserves, Connecticut Tax Free Reserves and New York Tax Free Reserves from day to day in accordance with the investment objectives and policies of each Portfolio or each such Fund. The selection of investments for each Portfolio and each such Fund, and the way they are managed, depend on the conditions and trends in the economy and the financial marketplaces. Citi Fund Management also provides certain administrative services to the Funds and Portfolios.

          Shares of each Fund are continuously offered by the Distributors and may be purchased from the Distributors, or from financial institutions, such as federal or state-chartered banks, trust companies, savings and loan associations or savings banks, investment advisers, or broker-dealers that have entered into an agreement with the Distributors (called “Service Agents”). The Distributors and Service Agents may receive fees from the Funds pursuant to a shareholder services and distribution plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”).

2. INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

Investment Objectives

          The investment objective of Citi Cash Reserves is to provide shareholders with liquidity and as high a level of current income as is consistent with preservation of capital.

          The investment objective of Citi U.S. Treasury Reserves is to provide its shareholders with liquidity and as high a level of current income from U.S. government obligations as is consistent with the preservation of capital.

          The investment objectives of Citi Tax Free Reserves are to provide its shareholders with high levels of current income exempt from federal income taxes, preservation of capital and liquidity.

          The investment objectives of Citi California Tax Free Reserves are to provide shareholders with high levels of current income exempt from both federal and California personal income taxes, preservation of capital and liquidity.

          The investment objectives of Citi Connecticut Tax Free Reserves are to provide its shareholders with high levels of current income exempt from both federal and Connecticut personal income taxes, preservation of capital and liquidity.

          The investment objectives of Citi New York Tax Free Reserves are to provide its shareholders with high levels of current income exempt from federal, New York State and New York City personal income taxes, preservation of capital and liquidity.

          The investment objectives of each Fund may be changed without approval by that Fund’s shareholders. Of course, there can be no assurance that any Fund will achieve its investment objectives.

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Investment Policies

          CitiFunds Trust III seeks the investment objectives of Cash Reserves, U.S. Treasury Reserves and Tax Free Reserves by investing all of their assets in Liquid Reserves Portfolio, U.S. Treasury Reserves Portfolio and Tax Free Reserves Portfolio, respectively. Each Portfolio has the same investment objectives and policies as its corresponding Fund. The Prospectuses contain a discussion of the principal investment strategies of each Fund and certain risks of investing in each Fund. The following supplements the information contained in the Prospectuses concerning the investment objectives, policies and techniques of each Fund and Portfolio, and contains more information about the various types of securities in which each Fund and each Portfolio may invest and the risks involved in such investments. Since the investment characteristics of Cash Reserves, U.S. Treasury Reserves and Tax Free Reserves will correspond directly to those of the Portfolios in which they invest, the following applies to both the Funds and the Portfolios, as applicable.

          Each of Cash Reserves, U.S. Treasury Reserves and Tax Free Reserves may withdraw its investment from its corresponding Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. If any of these Funds were to then invest directly in securities, the Fund’s assets would be invested in accordance with the investment policies described below.

          Except for a Tax Free Fund’s policy to invest at least 80% of its assets in certain municipal obligations, the approval of a Fund’s shareholders would not be required to change that Fund’s investment objectives or any of its investment policies. Likewise, the approval of the investors in a Portfolio would not be required to change that Portfolio’s investment objectives or any of its investment policies, except with respect to the policy of Tax Free Reserves Portfolio to invest at least 80% of its assets in certain municipal obligations, as discussed below. If, however, either U.S. Treasury Reserves or U.S. Treasury Reserves Portfolio were to change its investment policies so that more than 20% of its assets, under normal market conditions, could be invested in securities other than those issued or backed by the U.S. Treasury, U.S. Treasury Reserves would give written notice to its shareholders at least 60 days prior to implementing the change.

Citi Cash Reserves

          Cash Reserves invests all of its investable assets in Liquid Reserves Portfolio. Liquid Reserves Portfolio seeks to achieve its investment objective through investments in high quality U.S. dollar-denominated money market instruments. All investments by Liquid Reserves Portfolio mature or are deemed to mature within 397 days from the date of acquisition, and the average maturity of the investments held by the Portfolio (on a dollar-weighted basis) is 90 days or less. All investments by the Portfolio are in “first tier” securities (i.e., securities rated in the highest rating category for short-term obligations by at least two nationally recognized statistical rating organizations (each, an “NRSRO”) assigning a rating to the security or issuer or, if only one NRSRO assigns a rating, that NRSRO or, in the case of an investment which is not rated, of comparable quality as determined by the Manager under procedures approved by the Board of Trustees) and are determined by the Manager under procedures approved by the Board of Trustees to present minimal credit risks. Investments in high quality, short term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or a longer term. Liquid Reserves Portfolio may hold uninvested cash reserves pending investment. Under the 1940 Act, Cash Reserves and Liquid Reserves Portfolio are each classified as “diversified,” although in the case of Cash Reserves, all of its assets are invested in the Portfolio. A “diversified investment company” must invest at least 75% of its assets in cash and cash items, U.S. government securities, investment company securities (e.g., interests in the Portfolio) and other securities limited as to any one issuer to not more than 5% of the total assets of the investment company and not more than 10% of the voting securities of the issuer. Liquid Reserves Portfolio invests, under normal circumstances, in:

          (1) Bank Obligations. The Portfolio may, from time to time, invest up to 100% of its assets in bank obligations, such as certificates of deposit, fixed time deposits and bankers’ acceptances. Up to 25% of the Portfolio’s assets may be invested at any time in dollar-denominated obligations of foreign banks, and all of the Portfolio’s assets may be invested at any time in obligations of domestic banks, as that term has been interpreted by the Securities and Exchange Commission (the “SEC”). Under SEC interpretations, a U.S. branch of a foreign bank may be considered a domestic bank if the U.S. branch of the foreign bank is subject to the same regulation as a U.S. bank. Likewise, a non-U.S. branch of a U.S. bank may be considered a domestic bank if the investment risk associated with investing in instruments issued by the non-U.S. branch is the same, in the opinion of the Manager, as that of investing in instruments issued by the branch’s domestic parent.

          The Portfolio limits its investments in U.S. bank obligations (including, for these purposes, their non-U.S. branches) to banks having total assets in excess of $1 billion and which are subject to regulation by an agency of the U.S. government. The Portfolio may also invest in certificates of deposit issued by banks the deposits in which are insured by the Federal Deposit Insurance Corporation (“FDIC”), having total assets of less than $1 billion, provided that the Portfolio at no time owns more

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than $100,000 principal amount of certificates of deposit (or any higher principal amount which in the future may be fully insured by FDIC insurance) of any one of those issuers.

          Certificates of deposit are savings certificates generally issued by commercial banks that bear a maturity date and a specified interest rate, and can be issued in any denomination. Fixed time deposits are obligations which are payable at a stated maturity date and bear a fixed rate of interest. Generally, fixed time deposits may be withdrawn on demand by the Portfolio, but they may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Although fixed time deposits do not have a market, there are no contractual restrictions on the Portfolio’s right to transfer a beneficial interest in the deposit to a third party. A bankers’ acceptance is a draft drawn on and accepted by a bank that orders payment to a third party at a later date. Bankers’acceptances generally act as a negotiable time draft for financing imports, exports, or other transactions in goods.

          U.S. banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the FDIC. U.S. banks organized under state law are supervised and examined by state banking authorities and are members of the Federal Reserve System only if they elect to join. However, state banks which are insured by the FDIC are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks, among other things, are generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

          The Portfolio limits its investments in “non-U.S. bank obligations” to U.S. dollar-denominated obligations of banks that at the time of investment are non-U.S. branches or subsidiaries of U.S. banks which meet the criteria in the preceding paragraphs or are U.S. or non-U.S. branches of non-U.S. banks that (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest non-U.S. banks in the world; (iii) have branches or agencies in the United States; and (iv) in the opinion of the Manager, are of an investment quality comparable with obligations of U.S. banks which may be purchased by the Portfolio. These obligations may be general obligations of the parent bank, in addition to the issuing branch or subsidiary, but the parent bank’s obligations may be limited by the terms of the specific obligation or by governmental regulation. The Portfolio also limits its investments in non-U.S. bank obligations to banks, branches and subsidiaries located in Western Europe (United Kingdom, France, Germany, Belgium, the Netherlands, Italy, Switzerland, Denmark, Norway, Sweden), Australia, Japan, the Cayman Islands, the Bahamas and Canada. Liquid Reserves Portfolio does not purchase any bank obligation of any affiliate of the Manager.

          Since the Portfolio may hold investments in non-U.S. bank obligations, an investment in Cash Reserves involves certain additional risks. Such investment risks include future political and economic developments, the possible imposition of non-U.S. withholding taxes on interest income payable on such obligations held by the Portfolio, the possible seizure or nationalization of non-U.S. deposits and the possible establishment of exchange controls or other non-U.S. governmental laws or restrictions applicable to the payment of the principal of and interest on certificates of deposit or time deposits that might affect adversely such payment on such obligations held by the Portfolio. In addition, there may be less publicly-available information about a non-U.S. branch or subsidiary of a U.S. bank or a U.S. or non-U.S. branch of a non-U.S. bank than about a U.S. bank and such branches and subsidiaries may not be subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial record-keeping standards and requirements.

          The provisions of federal law governing the establishment and operation of U.S. branches do not apply to non-U.S. branches of U.S. banks. However, the Portfolio may purchase obligations only of those non-U.S. branches of U.S. banks which were established with the approval of the Board of Governors of the Federal Reserve System (the “Board of Governors”). As a result of such approval, these branches are subject to examination by the Board of Governors and the Comptroller of the Currency. In addition, such non-U.S. branches of U.S. banks are subject to the supervision of the U.S. bank and creditors of the non-U.S. branch are considered general creditors of the U.S. bank subject to whatever defenses may be available under the governing non-U.S. law and to the terms of the specific obligation. Nonetheless, the Portfolio generally will be subject to whatever risk may exist that the non-U.S. country may impose restrictions on payment of certificates of deposit or time deposits.

          U.S. branches of non-U.S. banks are subject to the laws of the state in which the branch is located or to the laws of the United States. Such branches are therefore subject to many of the regulations, including reserve requirements, to which U.S. banks are subject. In addition, the Portfolio may purchase obligations only of those U.S. branches of non-U.S. banks which are located in states which impose the additional requirement that the branch pledge to a designated bank within the state an amount of its assets equal to 5% of its total liabilities.

Non-U.S. banks in whose obligations the Portfolio may invest may not be subject to the laws and regulations referred to in the preceding two paragraphs.

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          (2) Obligations of, or guaranteed by, non-U.S. governments. The Portfolio limits its investments in non-U.S. government obligations to obligations issued or guaranteed by the governments of Western Europe (United Kingdom, France, Germany, Belgium, the Netherlands, Italy, Switzerland, Denmark, Norway, Sweden), Australia, Japan and Canada. Generally, such obligations may be subject to the additional risks described in subsection (1) above in connection with the purchase of non-U.S. bank obligations.

          (3) Commercial paper rated Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”) or A-1 by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or, if not rated, determined to be of comparable quality by the Manager under procedures approved by the Board of Trustees, such as unrated commercial paper issued by corporations having an outstanding unsecured debt issue currently rated Aaa by Moody’s or AAA by Standard & Poor’s. Commercial paper is unsecured debt of corporations usually maturing in 270 days or less from its date of issuance.

          (4) Obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities. These include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes, bonds and Treasury Receipts, which are unmatured interest coupons of U.S. Treasury bonds and notes which have been separated and resold in a custodial receipt program administered by the U.S. Treasury, and issues of agencies and instrumentalities established under the authority of an Act of Congress. Some of the latter category of obligations are supported by the full faith and credit of the United States, others are supported by the right of the issuer to borrow from the U.S. Treasury, and still others are supported only by the credit of the agency or instrumentality. Examples of each of the three types of obligations described in the preceding sentence are (i) obligations guaranteed by the Export-Import Bank of the United States, (ii) obligations of the Federal Home Loan Mortgage Corporation, and (iii) obligations of the Student Loan Marketing Association, respectively.

          (5) Repurchase agreements, providing for resale within 397 days or less, covering obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities which may have maturities in excess of 397 days. (See “Repurchase Agreements” below for a description of repurchase agreements).

          (6) Asset-backed securities, that represent fractional interests in pools of retail installment loans, both secured such as certificates for automobile receivables (“CARS”) and unsecured, or leases or fractional interests in pools of revolving credit card receivables (“CARDS”), both secured and unsecured, as well as other asset-backed securities. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust. Underlying automobile sales contracts, leases or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to accurately predict the average life of a particular pool of loans or receivables and reinvestment of principal may occur at higher or lower rates than the original yield. Therefore, the actual maturity and realized yield on asset-backed securities will vary based upon the prepayment experience of the underlying pool of loans or receivables. Certificate holders may also experience delays in payment on the certificates or losses if the full amounts due on underlying loans, leases or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objectives and policies, the Portfolio may invest in other asset-backed securities.

          Liquid Reserves Portfolio does not purchase securities which the Portfolio believes, at the time of purchase, will be subject to exchange controls or non-U.S. withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the Portfolio’s investments. In the event exchange controls or non-U.S. withholding taxes are imposed with respect to any of the Portfolio’s investments, the effect may be to reduce the income received by the Portfolio on such investments or to prevent the Portfolio from receiving any value in U.S. dollars from its investment in non-U.S. securities.

Citi U.S. Treasury Reserves

          U.S. Treasury Reserves invests all of its investable assets in U.S. Treasury Reserves Portfolio. U.S. Treasury Reserves Portfolio seeks to achieve its investment objective by investing in obligations of, or guaranteed by, the U.S. government, including issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes, bonds and Treasury Receipts, which are unmatured interest coupons of U.S. Treasury bonds and notes which have been separated and resold in a custodial receipt program administered by the U.S. Treasury, and in issues of agencies and instrumentalities established under the authority of an Act of Congress which are supported by the full faith and credit of the United States. U.S. Treasury Reserves Portfolio will not enter into repurchase agreements except in unusual circumstances when, in the Manager’s judgment, direct U.S. Treasury obligations are not available. All investments by the Portfolio are in “first tier” securities (i.e., securities rated in the highest rating category for short-term obligations by at least two NRSRO’s assigning a rating to the security or issuer or, if only one NRSRO assigns a rating, that NRSRO or, in the case of an investment which is not rated, of comparable quality as determined by the Manager under procedures approved by the Board of Trustees)

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and are determined by the Manager under procedures approved by the Board of Trustees to present minimal credit risks. Investments in high quality, short term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or a longer term. U.S. Treasury Reserves Portfolio may hold uninvested cash reserves pending investment.

The Tax Free Funds

          Tax Free Reserves invests all of its investable assets in Tax Free Reserves Portfolio. Tax Free Reserves Portfolio seeks to achieve its investment objectives by investing primarily in short-term, high quality fixed rate and variable rate obligations issued by or on behalf of states and municipal governments, and their authorities, agencies, instrumentalities and political subdivisions and other qualifying issuers, the interest on which is exempt from federal income taxes, including participation or other interests in such obligations issued by banks, insurance companies or other financial institutions. (These securities, whether or not the interest thereon is subject to the federal alternative minimum tax, are referred to herein as “Municipal Obligations.”) Under normal market conditions, Tax Free Reserves invests at least 80% of its assets in Municipal Obligations and interests in Municipal Obligations that pay interest that is exempt from federal income tax, including the federal alternative minimum tax.

          Each of California Tax Free Reserves, Connecticut Tax Free Reserves and New York Tax Free Reserves seeks to achieve its investment objectives by investing primarily in short-term, high quality Municipal Obligations (as defined above). Under normal market conditions, California Tax Free Reserves, Connecticut Tax Free Reserves and New York Tax Free Reserves invest at least 80% of their assets in Municipal Obligations that pay interest that is exempt from federal income tax, including the federal alternative minimum tax, and California State, Connecticut State and New York State and New York City personal income taxes, respectively, although the exact amount of a Fund’s assets invested in such securities varies from time to time.

          Each Tax Free Fund’s policy to invest at least 80% of its assets, under normal circumstances, in certain Municipal Obligations may not be changed without shareholder approval.

          In determining the tax status of interest on Municipal Obligations, the Manager relies on opinions of bond counsel who may be counsel to the issuer. Although each Fund will attempt to invest 100% of its assets in Municipal Obligations, each Fund reserves the right to invest up to 20% of its total assets in securities the interest income on which is subject to federal, state and local income tax or the federal alternative minimum tax. The Tax Free Funds may invest, without limitation, in such taxable securities for temporary defensive purposes. Each Fund may invest more than 25% of its assets in participation certificates or other interests in Municipal Obligations issued or backed by banks. In view of this possible “concentration” in bank participation certificates, an investment in the Tax Free Funds should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. (See “Variable Rate Instruments and Participation Interests” below.) Each Tax Free Fund may hold uninvested cash reserves pending investment. Each Tax Free Fund’s investments may include “when-issued” or “forward delivery” Municipal Obligations, stand-by commitments and taxable repurchase agreements.

          The Tax Free Funds are non-diversified which means that they are not subject to certain statutory restrictions under the 1940 Act with respect to limiting the investment of its assets in one or relatively few issuers. However, each Fund is required under rules applicable to money market funds to diversify its portfolio. Furthermore, each Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order so to qualify under current law, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of the Fund’s total assets must be represented by cash, U.S. government securities, investment company securities and other securities limited in respect of any one issuer (or related issuers) to not more than 5% in value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer. In addition, and again under current law, at the close of each quarter of its taxable year, not more than 25% in value of the Fund’s total assets may be invested in securities, other than U.S. government securities, of one issuer (or related issuers). Each Tax Free Fund may, however, invest 25% or more of its assets in securities that are related in such a way that an economic, business or political development or change affecting one of the securities would also affect the other securities including, for example, securities the interest upon which is paid from revenues of similar type projects, or securities the issuers of which are located in the same state. This concentration may present greater risks than in the case of a diversified company.

          All investments by the Tax Free Funds mature or are deemed to mature at least within 397 days from the date of acquisition and the average maturity of each Fund’s securities (on a dollar-weighted basis) is 90 days or less. The maturities of variable rate instruments held by the Funds are deemed to be the longer of the notice period, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days. (See “Variable Rate Instruments and Participation Interests” below).

          All investments by the Tax Free Funds are “eligible securities,” that is, rated in one of the two highest rating categories for short-term obligations by at least two NRSROs assigning a rating to the security or issuer or, if only one NRSRO assigns a rating, that NRSRO, or, in the case of an investment which is not rated, of comparable quality as determined by the Manager under procedures

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approved by the Board of Trustees on the basis of its credit evaluation of the obligor or, if applicable, of the bank issuing a participation interest, letter of credit or guarantee, or insurance issued in support of the Municipal Obligations or participation interests. (See “Variable Rate Instruments and Participation Interests” below). Such instruments may produce a lower yield than would be available from less highly rated instruments. (See “Ratings of Municipal Obligations” in Appendix A to this SAI).

          In the case of California Tax Free Reserves, in general, dividends paid by the Fund which are attributable to interest income on tax-exempt obligations of the State of California and its political subdivisions, of Puerto Rico, other U.S. territories and their political subdivisions and of other qualifying issuers (“California Municipal Obligations”), will be exempt from federal and California personal income taxes. In order for California Tax Free Reserves to pay dividends that are exempt from federal tax and California personal income tax, the Fund must continue to qualify as a “regulated investment company” for federal income tax purposes. In addition, in order for California Tax Free Reserves to be eligible to pay dividends that are exempt from California personal income tax, at the end of each quarter of its taxable year at least 50% of the Fund’s total assets must be invested in obligations, the interest on which is exempt from California taxation when received by an individual (“California Exempt-Interest Securities”).

          For Connecticut Tax Free Reserves, dividends paid by the Fund which are treated as exempt-interest dividends for federal income tax purposes, to the extent derived from interest income on tax-exempt obligations issued by or on behalf of the State of Connecticut, its political subdivisions, or public instrumentalities, state or local authorities, districts or similar public entities created under Connecticut law, obligations of Puerto Rico, other U.S. territories and their political subdivisions and other qualifying issuers (“Connecticut Municipal Obligations”), will be exempt from federal and Connecticut personal income taxes.

          In the case of New York Tax Free Reserves, dividends paid by the Fund which are attributable to interest income on tax-exempt obligations of the State of New York and its political subdivisions, of Puerto Rico, other U.S. territories and their political subdivisions and of other qualifying issuers (“New York Municipal Obligations”), will be exempt from federal, New York State and New York City personal income taxes.

          Subject to their 80% investment policy, the Tax Free Funds may purchase Municipal Obligations issued by other states, their agencies and instrumentalities the interest income on which will be exempt from federal income tax but will be subject to California, Connecticut or New York State and New York City personal income taxes, as the case may be, and/or the federal alternative minimum tax, as well as other securities (See “Taxable Securities” below).

Municipal Obligations

          Each of the Tax Free Funds invests at least 80% of its assets, under normal circumstances, in Municipal Obligations, including:

          (1) Municipal bonds with remaining maturities deemed to be 397 days or less that are rated within the Aaa or Aa categories at the date of purchase by Moody’s or within the AAA or AA categories by Standard & Poor’s or Fitch and which present minimal credit risk as determined by the Manager under procedures approved by the Board of Trustees or, if not rated by these rating agencies, are of comparable quality as determined by the Manager under procedures approved by the Board of Trustees on the basis of the credit evaluation of the obligor on the bonds or of the bank issuing a participation interest or guarantee or of any insurance issued in support of the bonds or the participation interests. (See “Municipal Bonds” below).

          (2) Municipal notes with remaining maturities deemed to be 397 days or less that at the date of purchase are rated MIG 1/VMIG 1 or MIG 2/VMIG 2 by Moody’s, SP-1+, SP-1 or SP-2 by Standard & Poor’s or F-1 or F-2 by Fitch and which present minimal credit risk as determined by the Manager under procedures approved by the Board of Trustees or, if not rated by these rating agencies, are of comparable quality as determined by the Manager under procedures approved by the Board of Trustees. (See “Municipal Notes” below).

          (3) Municipal commercial paper that is rated Prime-1 or Prime-2 by Moody’s, A-1+, A-1 or A-2 by Standard & Poor’s or F-1 or F-2 by Fitch and which present minimal credit risk as determined by the Manager under procedures approved by the Board of Trustees or, if not rated by these rating agencies, is of comparable quality as determined by the Manager under procedures approved by the Board of Trustees. Issues of municipal commercial paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

          Subsequent to its purchase by a Tax Free Fund, a rated Municipal Obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event requires sale of such Municipal Obligation by the Fund (other than variable rate instruments which must be sold if they are not “high quality”), but the Manager considers such event in determining whether the Fund should continue to hold the Municipal Obligation. To the extent that the ratings given to the Municipal

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Obligations or other securities held by a Tax Free Fund are altered due to changes in any of the Moody’s, Standard & Poor’s or Fitch ratings systems (see Appendix A to this SAI for an explanation of these rating systems), the Manager adopts such changed ratings as standards for its future investments in accordance with the investment policies contained above and in the Prospectus. Certain Municipal Obligations issued by instrumentalities of the U.S. government are not backed by the full faith and credit of the U.S. Treasury but only by the creditworthiness of the instrumentality. The Trustees have determined that any Municipal Obligation that depends directly, or indirectly through a government insurance program or other guarantee, on the full faith and credit of the U.S. government is considered to have a rating in the highest category. Where necessary to ensure that the Municipal Obligations are “eligible securities” (e.g., within the two highest ratings assigned by Moody’s, Standard & Poor’s or Fitch or, if not rated, are of comparable quality as determined by the Manager under procedures approved by the Board of Trustees), or where the obligations are not freely transferable, a Tax Free Fund will require that the obligation to pay the principal and accrued interest be backed by an unconditional irrevocable bank letter of credit, a guarantee, insurance policy or other comparable undertaking of an approved financial institution.

          Municipal Bonds. Municipal bonds are debt obligations of states, cities, municipalities and municipal agencies and authorities which generally have a maturity at the time of issuance of one year or more and which are issued to raise funds for various public purposes, such as construction of a wide range of public facilities, refunding outstanding obligations or obtaining funds for institutions and facilities. The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. The principal of and interest on revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer’s general power to levy taxes. In some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond.

          In addition, certain kinds of private activity bonds (“PABs”) are issued by or on behalf of public authorities to provide funding for various privately operated industrial facilities, such as warehouse, office, plant and store facilities and environmental and pollution control facilities. PABs are, in most cases, revenue bonds. The payment of the principal and interest on PABs usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. Many PABs may not be readily marketable; however, it is expected that the PABs or the participation certificates in PABs purchased by a Fund will have liquidity because they generally will be supported by demand features to “high quality” banks, insurance companies or other financial institutions.

          Municipal bonds may be issued as “zero coupon” obligations. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Because zero-coupon bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. Each Tax Free Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though zero-coupon bonds do not pay current interest in cash. Thus, it may be necessary at times for a Fund to liquidate investments in order to satisfy its dividend requirements.

          Municipal Notes. There are four major varieties of state and municipal notes: Tax and Revenue Anticipation Notes (“TRANs”); Tax Anticipation Notes (“TANs”); Revenue Anticipation Notes (“RANs”); and Bond Anticipation Notes (“BANs”). TRANs, TANs and RANs are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Many TRANs, TANs and RANs are general obligations of the issuing entity payable from taxes or designated revenues, respectively, expected to be received within the related fiscal period. BANs are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds to be issued prior to the maturity of the BANs. BANs are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

          For an explanation of the ratings of Municipal Obligations by Moody’s, Standard & Poor’s and Fitch, see Appendix A to this SAI.

          Municipal Lease Obligations. Participations in municipal leases are undivided interests in a portion of a lease or installment purchase issued by a state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Many leases include “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations are typically secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult or, if sold, may not fully cover a Fund’s exposure. Municipal lease obligations are deemed to be illiquid unless otherwise determined by the Board of Trustees.

          Variable Rate Instruments and Participation Interests. Each of the Tax Free Funds may purchase variable rate instruments and participation interests in Municipal Obligations. Variable rate instruments that the Tax Free Funds may purchase are Municipal

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Obligations (including municipal notes and municipal commercial paper) that provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to receive payment upon a specified number of days’ notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or an insurance policy issued with respect to such instrument or by tendering or “putting” such instrument to a third party (called a liquidity feature). A participation interest in a Municipal Obligation gives a Tax Free Fund an undivided interest in the Municipal Obligation in the proportion that the Fund’s participation bears to the total principal amount of the Municipal Obligation and provides the liquidity feature.

          The variable rate instruments in which Tax Free Funds’ assets may be invested are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Variable rate instruments in which the Tax Free Funds may invest include participation interests in variable or fixed-rate Municipal Obligations owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying Municipal Obligations may be fixed, the terms of the participation interest may result in the Fund receiving a variable rate on its investment. The Manager has been instructed by the Trustees to monitor continually the pricing, quality and liquidity of the variable rate instruments held by the Tax Free Funds, including the participation interests, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which a Fund may subscribe. An unrated variable rate instrument may be determined to meet a Fund’s high quality criteria if it is backed by a letter of credit or guarantee or a right to tender or put the instrument to a third party or if it is insured by an insurer that meets the high quality criteria for the Fund discussed above or on the basis of a credit evaluation of the underlying obligor. If the credit of the obligor is of “high quality,” no credit support from a bank or other financial institution will be necessary. Each unrated variable rate instrument will be evaluated on a quarterly basis to determine that it continues to meet a Tax Free Fund’s high quality criteria.

          Participation interests in Municipal Obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company that has been determined by the Manager to meet the prescribed quality standards of a Tax Free Fund. Each Tax Free Fund has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the Fund’s participation in the security, plus accrued interest. Each Tax Free Fund intends to exercise the liquidity feature only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Fund in order to facilitate withdrawals from the Fund, or (3) to maintain a high quality investment portfolio. In some cases, this liquidity feature may not be exercisable in the event of a default on the underlying Municipal Obligations; in these cases, the underlying Municipal Obligations must meet the Fund’s high credit standards at the time of purchase of the participation interest. Issuers of participation interests will retain a service and letter of credit fee and a fee for providing the liquidity feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased on behalf of a Tax Free Fund. With respect to insurance, each of the Tax Free Funds will attempt to have the issuer of the participation interest bear the cost of the insurance, although the applicable Fund may also purchase insurance, in which case the cost of insurance will be an expense of the Fund. Although participation interests may be sold, each Tax Free Fund intends to hold them until maturity, except under the circumstances stated above. Participation interests may include municipal lease obligations. Purchase of a participation interest may involve the risk that a Fund will not be deemed to be the owner of the underlying Municipal Obligation for purposes of the ability to claim tax exemption of interest paid on that Municipal Obligation.

          In view of the possible concentration of the Tax Free Funds in participation interests in Municipal Obligations issued by banks and/or secured by bank letters of credit or guarantees, an investment in these Funds should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operation of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.

          Periods of high inflation and periods of economic slowdown, together with the fiscal measures adopted to attempt to deal with them, have brought wide fluctuations in interest rates. When interest rates rise, the value of fixed income securities generally falls; and vice versa. While this is true for variable rate instruments generally, the variable rate nature of the underlying instruments should minimize these changes in value. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed interest rate securities. Because the adjustment of interest rates on the variable rate instruments is made in relation to movements of various interest rate adjustment indices,

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the variable rate instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

          Because of the variable rate nature of the instruments, when prevailing interest rates decline each Tax Free Fund’s yield will decline and its shareholders will forgo the opportunity for capital appreciation. On the other hand, during periods when prevailing interest rates increase, each Tax Free Fund’s yield will increase and its shareholders will have reduced risk of capital depreciation.

          For purposes of determining whether a variable rate instrument held by a Tax Free Fund matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (1) the period required before the Fund is entitled to receive payment of the principal amount of the instrument after notice or (2) the period remaining until the instrument’s next interest rate adjustment, except that an instrument issued or guaranteed by the U.S. government or any agency thereof shall be deemed to have a maturity equal to the period remaining until the next adjustment of the interest rate. The maturity of a variable rate instrument will be determined in the same manner for purposes of computing a Fund’s dollar-weighted average portfolio maturity.

“When-Issued” Securities

          Each of the Tax Free Funds may purchase securities on a “when-issued” or “forward delivery” basis. New issues of certain Municipal Obligations frequently are offered on a “when-issued” or “forward delivery” basis. The payment obligation and the interest rate that will be received on the Municipal Obligations are each fixed at the time the buyer enters into the commitment although settlement, i.e., delivery of and payment for the Municipal Obligations, takes place beyond customary settlement time (but normally within 45 days after the date of the Fund’s commitment to purchase). Although the Tax Free Funds will only make commitments to purchase “when-issued” or “forward delivery” Municipal Obligations with the intention of actually acquiring them, the Funds may sell these securities before the settlement date if deemed advisable by the Manager.

          Municipal Obligations purchased on a “when-issued” or “forward delivery” basis and the securities held in a Tax Free Fund’s portfolio are subject to changes in value based upon the market’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. The value of these Municipal Obligations and securities generally change in the same way, that is, both experience appreciation when interest rates decline and depreciation when interest rates rise. Purchasing Municipal Obligations on a “when-issued” or “forward delivery” basis can involve a risk that the yields available in the market on the settlement date may actually be higher or lower than those obtained in the transaction itself. A segregated account of a Tax Free Fund consisting of cash or liquid debt securities equal to the amount of the “when-issued” or “forward delivery” commitments will be established at the Fund’s custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of the Fund’s commitments. On the settlement date of the “when-issued” or “forward delivery” securities, the Tax Free Fund’s obligations will be met from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although not normally expected, from sale of the “when-issued” or “forward delivery” securities themselves (which may have a value greater or lesser than the Fund’s payment obligations). Sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal income tax. An increase in the percentage of a Fund’s assets committed to the purchase of securities on a “when-issued” basis may increase the volatility of its net asset value.

Stand-By Commitments

          When a Tax Free Fund purchases Municipal Obligations it may also acquire stand-by commitments from banks with respect to such Municipal Obligations. A Tax Free Fund also may acquire stand-by commitments from broker-dealers. Under the stand-by commitment, a bank or broker-dealer agrees to purchase at the Fund’s option a specified Municipal Obligation at a specified price. A stand-by commitment is the equivalent of a “put” option acquired by a Tax Free Fund with respect to a particular Municipal Obligation held in the Fund’s portfolio.

          The amount payable to a Tax Free Fund upon the exercise of a stand-by commitment normally would be (1) the acquisition cost of the Municipal Obligation (excluding any accrued interest paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (2) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances relating to a change in market value, the Fund would value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying Municipal Obligation. Each Tax Free Fund values stand-by commitments at zero for purposes of computing the value of its net assets.

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          The stand-by commitments that each Tax Free Fund may enter into are subject to certain risks, which include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised and the fact that the commitment is not marketable by the Fund and the maturity of the underlying security will generally be different from that of the commitment.

Taxable Securities

          Although under normal circumstances each Tax Free Fund attempts to invest 100% of its net assets in Municipal Obligations, each Fund may invest up to 20% of the value of its net assets in securities of the kind described below, the interest income on which is subject to state, local and federal income tax. Circumstances in which a Tax Free Fund may invest in taxable securities include the following: (a) pending investment in the type of securities described above; (b) to maintain liquidity for the purpose of meeting anticipated withdrawals; and (c) when, in the opinion of the Manager, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. In addition, the Tax Free Funds may invest, without limitation, in taxable securities for temporary defensive purposes. The kinds of taxable securities in which the Tax Free Funds’assets may be invested are limited to the following short-term, fixed-income securities (maturing in 397 days or less from the time of purchase): (1) obligations of the U.S. government or its agencies, instrumentalities or authorities; (2) commercial paper rated Prime-1 or Prime-2 by Moody’s, A-13, A-1 or A-2 by Standard & Poor’s or F-13, F-1 or F-2 by Fitch; (3) certificates of deposit of U.S. banks with assets of $1 billion or more; and (4) repurchase agreements with respect to any Municipal Obligations or obligations of the U.S. government or its agencies, instrumentalities, or authorities. As described above, Tax Free Fund’s assets may also be invested in Municipal Obligations which are subject to an alternative minimum tax.

Risk Factors Affecting Investment in California Municipal Obligations

          California Tax Free Reserves intends to invest a high proportion of its assets in California Municipal Obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of California issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. For further information concerning California Municipal Obligations, see Appendix B to this SAI.

          California’s economy has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. In early 2001, California’s economy slipped into a recession, which was concentrated in the state’s high-tech sector and, geographically, in the San Francisco Bay Area. There is evidence that the economy may have since stabilized.

          The state’s Constitution requires a balanced budget. While the state budget for 2005-06 projects moderate increases in revenues during the 2005-06 fiscal year, the projected expenditures are currently expected to exceed projected revenues. The difference between revenue and expenditures is currently expected to be funded by using a portion of the state’s general fund balance.

          There can be no assurance that current or future economic difficulties in the United States or California and the resulting impact on the state will not adversely affect the market value of California municipal obligations held by the fund or the ability of particular issuers to make timely payments of debt service on these obligations.

          The summary set forth above and in Appendix B is included for the purpose of providing a general description of the State of California’s credit and financial conditions, is based on information from statements of issuers of California Municipal Obligations and does not purport to be complete. The Trust is not responsible for the accuracy or timeliness of this information.

Risk Factors Affecting Investment in Connecticut Municipal Obligations

          Connecticut Tax Free Reserves intends to invest a high proportion of its assets in Connecticut Municipal Obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Connecticut issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. For information concerning Connecticut Municipal Obligations, see Appendix C to this SAI.

          The State currently projects that it will operate with a budget surplus for the 2005-06 fiscal year and the 2006-07 fiscal year. However, there is no assurance that Connecticut will not experience budget deficits in these and future periods.

          The summary set forth in Appendix C is included for the purpose of providing a general description of the State of Connecticut’s credit and financial conditions, is based on information from statements of issuers of Connecticut Municipal Obligations and does not purport to be complete. The Trust is not responsible for the accuracy or timeliness of this information.

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Risk Factors Affecting Investment in New York Municipal Obligations

          New York Tax Free Reserves intends to invest a high proportion of its assets in Municipal Obligations of the State of New York and its political subdivisions, municipalities, agencies, instrumentalities and public authorities. Payment of interest and preservation of principal is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

          The September 11th terrorist attack had a devastating impact on the New York economy. New York City is in the process of recovering from the severity of the blow. However, there is evidence that the state’s economy may have emerged from recession.

          New York has a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. Accordingly, a weaker performance within the financial sector than is currently projected could have a more significant impact on the state than on the nation as a whole.

          The State has projected potential budget gaps of $2.5 billion to $4.4 billion for fiscal years 2006-2007 and 2007-2008.

          There can be no assurance that current or future economic difficulties in the United States or New York and the resulting impact on the state will not adversely affect the market value of New York municipal obligations held by the fund or the ability of particular issuers to make timely payments of debt service on these obligations.

          For further information concerning New York Municipal Obligations, see Appendix D to this SAI. The summary set forth above and in Appendix D is included for the purpose of providing a general description of New York State’s and New York City’s credit and financial conditions, is based on information from statements of issuers of New York Municipal Obligations and does not purport to be complete. The Trust is not responsible for the accuracy or timeliness of this information.

Certain Additional Risk Factors Affecting the Tax Free Funds

          Each of the Tax Free Funds may invest a portion of its assets in the obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions. Payment of interest and preservation of principal is dependent upon the continuing ability of such issuers and/or obligors of territorial, municipal and public authority debt obligations to meet their obligations there-under. The sources of payment for such obligations and the marketability thereof may be affected by financial and other difficulties experienced by such issuers. For further information concerning obligations of the government of Puerto Rico, see Appendix E to this SAI.

Structured Instruments

          Each of the Funds and Portfolios may invest in structured instruments. Structured instruments are money market instruments that have been structured to meet the regulatory requirements for investment by money market funds, typically by a bank, broker-dealer or other financial institution. They generally consist of a trust or partnership through which a fund holds an interest in one or more underlying bonds or other debt obligations coupled with a conditional right to sell (“put”) the fund’s interest in the underlying bonds at par plus accrued interest to a financial institution (a “Liquidity Provider”). With respect to tax-exempt instruments, the instrument is typically structured as a trust or partnership which provides for pass-through tax-exempt income. Structured instruments in which a Fund or Portfolio may invest include: (1) “Tender Option Bonds”, which are instruments which grant the holder thereof the right to put an underlying bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) “Swap Products”, in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating money market interest rate; and (3) “Partnerships”, which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement.

          Structured instruments may be considered to be derivatives. Derivatives raise certain tax, legal, regulatory and accounting issues which may not be presented by direct investments in debt obligations. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of a Fund or Portfolio. For example, with respect to tax-exempt instruments, the tax-exempt treatment of the interest paid to a Fund or Portfolio is premised on the legal conclusion that the holders of such instruments have an ownership interest in the underlying bonds. While a Fund or Portfolio may rely on an opinion of legal counsel to the effect that the income from each such instrument is tax-exempt to the same extent as the underlying bond, the Internal Revenue Service (the “IRS”) has not issued a ruling on this subject. Were the IRS to issue an adverse ruling, there is a risk that the interest paid on such derivative products would be deemed taxable.

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Repurchase Agreements

          Each of the Funds and Portfolios (other than U.S. Treasury Reserves and U.S. Treasury Reserves Portfolio, which may not invest in repurchase agreements except in unusual circumstances when, in the Manager’s judgment, direct U.S. Treasury obligations are not available) may invest its assets in repurchase agreements only with member banks of the Federal Reserve System or “primary dealers” (as designated by the Federal Reserve Bank of New York) in U.S. government securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund’s holding period. This results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. All repurchase agreements entered into by the Funds shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to the amount of the loan, including the accrued interest thereon, and the Fund or its custodian or sub-custodian shall have control of the collateral, which the Manager believes will give the applicable Fund a valid, perfected security interest in the collateral. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Manager believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller’s creditors than would be the case with securities owned by the Funds. Repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the Funds. A Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with illiquid securities held by the Fund exceed 10% of the Fund’s total net assets. Repurchase agreements are also subject to the same risks described herein with respect to stand-by commitments.

Lending of Securities

          Consistent with applicable regulatory requirements and in order to generate income, each of the Funds and Portfolios may lend its securities to broker-dealers and other institutional borrowers. Such loans will usually be made only to member banks of the U.S. Federal Reserve System and to member firms of the New York Stock Exchange (and subsidiaries thereof). Loans of securities would be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral received by a Fund or a Portfolio would be invested in high quality short-term instruments. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, a Fund or Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and, with respect to cash collateral, would receive any income generated by the Fund’s or Portfolio’s investment of the collateral (subject to a rebate payable to the borrower and the lending agent). The borrower alternatively may pay the Fund or Portfolio a fee for use of the borrowed securities. The Fund or Portfolio would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the Manager to be of good standing, and when, in the judgment of the Manager, the consideration which can be earned currently from loans of this type justifies the attendant risk. In addition, a Fund or Portfolio could suffer loss if the borrower terminates the loan and the Fund or Portfolio is forced to liquidate investments in order to return the cash collateral to the buyer. If the Manager determines to make loans, it is not intended that the value of the securities loaned by a Fund or Portfolio would exceed 33 1/3% of the value of its net assets.

Private Placements and Illiquid Investments

          Each Fund and Portfolio may invest up to 10% of its net assets in securities for which there is no readily available market. These illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund or Portfolio to sell them promptly at an acceptable price.

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Investment Restrictions

          The Funds and the Portfolios each have adopted the following policies which may not be changed with respect to a Fund or a Portfolio, as the case may be, without approval by holders of a majority of the outstanding voting securities of the Fund or Portfolio, which as used in this SAI means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the Fund or Portfolio present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the Fund or Portfolio are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the Fund or Portfolio. The term “voting securities” as used in this paragraph has the same meaning as in the 1940 Act.

          Whenever a Fund is requested to vote on a change in the investment restrictions or fundamental policies of a Portfolio, the Fund will either call a meeting of its shareholders and will vote its shares in the Portfolio in accordance with instructions it receives from its shareholders or vote its shares in a Portfolio in the same proportion as the vote of all other investors in the Portfolio.

          A Fund or Portfolio may not:

(1) borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act.

          (2) underwrite securities issued by other persons, except that all or any portion of the assets of the Fund or Portfolio may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund or Portfolio may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

          (3) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contracts and forward contracts) in the ordinary course of its business. The Fund or Portfolio reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contracts and forward contracts) acquired as a result of the ownership of securities.

          (4) issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

(5) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

          (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, except that each Fund, other than U.S. Treasury Reserves, and each Portfolio other than U.S. Treasury Reserves Portfolio, may invest at least 25% of its assets in bank obligations issued by domestic banks, including, with respect to each of Tax Free Reserves, California Tax Free Reserves, Connecticut Tax Free Reserves, New York Tax Free Reserves and Tax Reserves Portfolio, bank participation interests in municipal obligations.

          As a fundamental policy, under normal market conditions, each Tax Free Fund invests at least 80% of its assets in municipal obligations and interests in municipal obligations that pay interest that is exempt from federal income tax, including the federal alternative minimum tax, and with respect to each of California Tax Free Reserves, Connecticut Tax Free Reserves and New York Tax Free Reserves, that is also exempt from California, Connecticut and New York State and City personal income taxes, respectively.

          As an operating policy, no Fund may invest more than 10% of its net assets (taken at market value) in illiquid or restricted securities (meaning securities which cannot be sold within seven days at the value carried on the Fund’s books).

          For purposes of the investment restrictions described above, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of principal of and interest on the security. If, however, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit may, in accordance with applicable SEC rules, be considered a separate security and treated as an issue of such government, other entity or bank.

          If a percentage restriction or a rating restriction (other than a restriction as to borrowing) on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in circumstances is not considered a violation of policy.

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3. DETERMINATION OF NET ASSET VALUE

          The net asset value of each share of each class of the Funds is determined on each day on which the New York Stock Exchange is open for trading. This determination is normally made once during each such day as of 4:00 p.m., Eastern time, for Cash Reserves, 2:00 p.m., Eastern time, for U.S. Treasury Reserves, and 12:00 noon, Eastern time, for the other Funds. Net asset value is calculated for each class of a Fund by dividing the value of the Fund’s net assets (i.e., the value of its assets attributable to a class, including its investment in its underlying Portfolio, if any, less its liabilities, including expenses payable or accrued) by the number of the shares of the class outstanding at the time the determination is made. On days when the financial markets in which a Fund invests close early, such Fund’s net asset value is determined as of the earlier close of these markets. As of the date of this SAI, the Exchange is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It is anticipated that the net asset value of each share of each Fund will remain constant at $1.00 and, although no assurance can be given that they will be able to do so on a continuing basis, as described below, the Funds and Portfolios employ specific investment policies and procedures to accomplish this result.

          The value of a Portfolio’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the corresponding Fund is determined. The net asset value of a Fund’s investment in the corresponding Portfolio is equal to the Fund’s pro rata share of the total investment of the Fund and of other investors in the Portfolio less the Fund’s pro rata share of the Portfolio’s liabilities.

          The securities held by a Fund or Portfolio are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the securities held by the Fund or Portfolio to deviate more than ½ of 1% from their value determined on the basis of amortized cost, the applicable Board of Trustees will consider whether any action should be initiated, as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the stated value of an instrument is higher or lower than the price the Fund or Portfolio would receive if the instrument were sold.

          Pursuant to the rules of the SEC, the Funds’ and the Portfolios’ Trustees have established procedures to stabilize the value of the Funds’and Portfolios’net assets within ½ of 1% of the value determined on the basis of amortized cost. These procedures include a review of the extent of any such deviation of net asset value, based on available market rates. Should that deviation exceed ½ of 1% for a Fund or Portfolio, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to investors in the Fund or Portfolio. Such action may include withdrawal in kind, selling securities prior to maturity and utilizing a net asset value as determined by using available market quotations.

          Because of the short-term maturities of the portfolio investments of each Fund, the Funds do not expect to realize any material long-term capital gains or losses. Any net realized short-term capital gains will be declared and distributed to the Funds’shareholders annually after the close of each Fund’s fiscal year. Distributions of short-term capital gains are taxable to shareholders as described in “Certain Additional Tax Matters.” Any realized short-term capital losses will be offset against short-term capital gains or, to the extent possible, utilized as capital loss carryover. Each Fund may distribute short-term capital gains more frequently then annually, reduce shares to reflect capital losses or make distributions of capital if necessary in order to maintain the Fund’s net asset value of $1.00 per share.

          It is expected that each Fund (and each class of a Fund) will have a positive net income at the time of each determination thereof. If for any reason a Fund’s or a class’ net income is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, or if a Fund’s expenses exceeded its income, the Fund would first offset the negative amount with respect to each shareholder account in that Fund or class from the dividends declared during the month with respect to those accounts. If and to the extent that negative net income exceeds declared dividends at the end of the month, the Fund would reduce the number of outstanding Fund shares of that Fund or class by treating each shareholder as having contributed to the capital of the Fund that number of full and fractional shares in the shareholder’s account which represents the shareholder’s share of the amount of such excess. Each shareholder would be deemed to have agreed to such contribution in these circumstances by investment in the Fund.

4. ADDITIONAL INFORMATION ON THE PURCHASE AND SALE OF SHARES

          Each Fund offers Class N shares and Citi Connecticut Tax Free Reserves offers two additional classes, Smith Barney Connecticut Money Market Portfolio—Class A and Class Y shares.

          Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class is identical in all respects except that each class bears its own class expenses, including distribution and service fees if applicable, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses

17

borne by each class of shares, net income per share and dividends per share will vary for each class of shares. There are no conversion, preemptive or other subscription rights.

          Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses, and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) accounting expenses relating to a specific class of shares and (vii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

          When you place purchase orders, please specify what class you are eligible for. If you own shares of more than one class in the Fund, and want to sell shares, you should specify which class of shares you wish to sell.

Class N Shares

•	All Cash Reserves shares held prior to January 4, 1999 have been redesignated Class N shares, and all shares of the other Funds held prior to July 14, 2000 have been redesignated Class N shares.

•	Class N shares may be purchased from the Distributors or from Service Agents.

•	Class N shares are sold at net asset value without an initial sales charge. There are no fees or deferred sales charges when you sell your shares.

•

Class N shares may pay up to 0.25% of the average daily net assets represented by Class N shares to compensate the Funds’ Distributors for their distribution services, to compensate Service Agents or others in respect of the sale of shares of the Funds, and to make payments for advertising, marketing or other promotional activity.

Smith Barney Connecticut Money Market Portfolio Shares

          In addition to Class N shares, Citi Connecticut Tax Free Reserves offers Smith Barney Connecticut Money Market Portfolio—Class A and Class Y shares.

•

Class A shares are sold at net asset value without an initial sales charge. Class A shares may pay distribution and service fees of up to 0.10% of the average daily net assets represented by Class A shares.

•

Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000. Class Y shares are not subject to distribution or service fees.

          Investors may purchase shares from a Service Agent. In addition, certain investors purchasing through certain Service Agents, may purchase shares directly from the Fund. When purchasing shares of the Fund, investors must specify which class is being purchased. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at PFPC Global Fund Services, Inc. (“PFPC”) are not subject to a maintenance fee.

          Investors in Class A shares may open an account in the Fund by making an initial investment of at least $1,000. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for Class A and Class Y. There are no minimum investment requirements for Class A shares for employees of Citigroup, Inc. and its subsidiaries, including CGMI, unitholders who invest distributions from a Unit Investment Trust (“UIT”) sponsored by CGMI, and Directors/Trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder’s account by the co-transfer agent. Share certificates for Class A and Class Y shares are issued only upon a shareholder’s written request to the co-transfer agent.

Letter of Intent—Class Y Shares.

          A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares. Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the Fund and agree to purchase a total of $15,000,000 of Class Y shares of the Fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be

18

subject to all fees (including a service fee of 0.10%) and expenses applicable to the Fund’s Class A shares. Please contact a Service Agent or PFPC for further information.

Deferred Sales Charge Provisions—Class A Shares.

          “Deferred Sales Charge Shares” are Class A shares acquired by exchange from another Smith Barney fund subject to a deferred sales charge. A deferred sales charge of 1.00% may be imposed on certain redemptions of these shares if redeemed within 12 months of purchase.

          Any applicable deferred sales charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a deferred sales charge to the extent the value of such shares represents: (a) capital appreciation of Fund assets; or (b) reinvestment of dividends or capital gain distributions.

          In determining the applicability of any contingent deferred sales charge (“CDSC”), it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gains distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and Fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any deferred sales charge will be paid to the Distributors.

Waivers of Deferred Sales Charge

          The deferred sales charge on the Deferred Sales Charge Shares will be waived on: (a) exchanges (see “Exchanges”); (b) redemptions of shares within 12 months following the death or disability of the shareholder; (c) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 59 1/2; (d) involuntary redemptions; and (e) redemptions of shares to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption.

          Deferred sales charge waivers will be granted subject to confirmation (by CGMI in the case of shareholders who are also clients of CGMI or by the co-transfer agent in the case of all other shareholders) of the shareholder’s status or holdings, as the case may be.

Exchanges

          The exchange privilege enables shareholders to acquire shares of the same class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.

          Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable CDSC (Class A and Class Y shares only), the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. The Fund reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Class N Shares

•	Class N shares of the Funds may be exchanged for shares of any other Fund offered in the CitiFunds family of funds.

•	The exchange privilege for Class N shares may be changed or terminated at any time. You should be aware that you may have to pay taxes on your exchange.

Smith Barney Connecticut Money Market Portfolio Shares

•	Class A and Class Y shares of the Fund may be exchanged for shares of the same class of another Smith Barney Mutual Fund, if available.

19

•

Class A shares of the Fund will be subject to the appropriate sales charge upon the exchange of such shares for Class A shares of another fund of the Smith Barney Mutual Funds sold with a sales charge.

•	Class Y shareholders of the Fund who wish to exchange all or a portion of their Class Y shares for Class Y shares in certain Smith Barney Mutual Funds may do so without imposition of any charge.

Sale of Shares

Class N Shares

          Shareholders may redeem Class N shares by sending written instructions in proper form to the Funds’ co-transfer agent or, if you hold your shares through a Service Agent, to your Service Agent. Shareholders may redeem or exchange Class N shares by telephone, if their account applications so permit. Signature guarantees may be required under certain circumstances.

Smith Barney Connecticut Money Market Portfolio Shares

          A shareholder may redeem Smith Barney Connecticut Money Market Portfolio—Class A and Class Y shares by contacting his or her Service Agent.

          If the Class A or Class Y shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the co-transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request with respect to Class A or Class Y shares in excess of $10,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $10,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. Unless otherwise directed, redemption proceeds will be mailed to an investor’s address of record. The co-transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the co-transfer agent receives all required documents in proper form.

General

          During periods of drastic economic or market changes or severe weather or other emergencies, shareholders may experience difficulties implementing a telephone redemption. In such an event, another method of instruction, if available, such as a written request sent via an overnight delivery service, should be considered. The Funds and each Service Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include recording of the telephone instructions and verification of a shareholder’s identity by asking for the shareholder’s name, address, telephone number, Social Security number, account number, or password identification number. If these or other reasonable procedures are not followed, the Fund or the Service Agent may be liable for any losses to a shareholder due to unauthorized or fraudulent instructions. Otherwise, the shareholders will bear all risk of loss relating to a redemption or exchange by telephone.

          Subject to compliance with applicable regulations, the Funds and the Portfolios have each reserved the right to pay the redemption price of shares of the Funds or beneficial interests in the Portfolios, either totally or partially, by a distribution in kind of securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares or beneficial interests being sold. If a holder of shares or beneficial interests received a distribution in kind, such holder could incur brokerage or other charges in converting the securities to cash.

          The Funds and the Portfolios may suspend the right of redemption or postpone the date of payment for shares of a Fund or beneficial interests in a Portfolio more than seven days during any period when (a) trading in the markets the Fund or Portfolio normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of the Fund’s or Portfolio’s investments or determination of its net asset value not reasonably practicable; (b) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC has by order permitted such suspension.

Involuntary Redemption of Shares

          Subject to applicable law, the Trustees may cause a shareholder’s shares to be redeemed under certain circumstances, including in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a Fund if necessary and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder’s ownership is not in the best interests of the other shareholders of that Fund (for example, in the case of a market timer). (See “Description of Shares, Voting Rights and Liabilities”).

20

5. DEALER COMMISSIONS AND CONCESSIONS

          From time to time, the Funds’ Distributors or the Manager, at their expense, may provide additional commissions, compensation or promotional incentives (“concessions”) to dealers that sell or arrange for the sale of shares of the Funds. Such concessions provided by the Funds’Distributors or the Manager may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more Funds, and/or other dealer-sponsored events. From time to time, the Funds’Distributors or Manager may make expense reimbursements for special training of a dealer’s registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.

6. MANAGEMENT

          Each Fund and Portfolio is supervised by a Board of Trustees. In each case, at least 75% of the Trustees are not affiliated with the Manager. The Trustees and Officers, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies in the fund complex overseen by the Trustees and other directorships they hold are set forth below. The address of each Trustee is c/o Jay Gerken, 399 Park Avenue, New York, New York 10022. Each Trustee holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

          An asterisk in the table below identifies those Trustees and Officers who are “interested persons” of the Trust, as defined in the 1940 Act. Each Trustee and Officer of the Trust noted as an interested person is interested by virtue of that individual’s position with Citigroup Asset Management (“CAM”) or its affiliates described in the table below.

Name and Year of Birth	Position(s) with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

NON-INTERESTED TRUSTEES:

Elliott J. Berv Born 1943	Trustee	Since 2001	Executive Vice President and Chief Operations Officer, DigiGym Systems (on-line personal training systems) (since 2001); Consultant, Catalyst (consulting) (since 1984); Chief Executive Officer, Motocity USA (motorsport racing) (since 2004)	37

Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

21

Name and Year of Birth	Position(s) with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Donald M. Carlton Born 1937	Trustee	Since 2001	Consultant, URS Corporation (engineering) (since 1999); former Chief Executive Officer, Radian International L.L.C. (engineering) (from1996 to 1998); Member of the Management Committee, Signature Science (research and development) (since 2000)	37

Director, Temple-Inland (forest products) (since 2003); Director, American Electric Power Co. (electric utility) (since 1999); Director, National Instruments Corp. (technology) (since 1994); former Director, Valero Energy (petroleum refining) (from 1999 to 2003)

A. Benton Cocanougher Born 1938	Trustee	Since 2001	Dean Emeritus and Professor, Texas A&M University (since 2004); former Interim Chancellor, Texas A&M University System (from 2003 to 2004); former Special Advisor to the President, Texas A&M University (from 2002 to 2003); former Dean Emeritus and Wiley Professor, Texas A&M University (from 2001 to 2002); former Dean and Professor of Marketing, College and Graduate School of Business of Texas A&M University (from 1987 to 2001)	37	None

Mark T. Finn Born 1943	Trustee	Since 2001

Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment advisory and consulting firm) (since 1998); former Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (mutual fund company) (from 1988 to 2001); former General Partner and Shareholder, Greenwich Ventures LLC (investment partnership) (from 1996 to 2001); former President, Secretary, and Owner, Phoenix Trading Co. (commodity trading advisory firm) (from 1997 to 2000)

				37	Former President and Director, Delta Financial, Inc. (investment advisory firm) (from 1983 to 1999)

22

Name and Year of Birth	Position(s) with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Stephen Randolph Gross Born 1947	Trustee	Since 2001	Chairman, HLB Gross Collins, PC (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); former Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003); former Treasurer, Hank Aaron Enterprises (fast food franchise) (from 1985 to 2001); former Partner, Capital Investment Advisory Partners (leverage buyout consulting) (from 2000 to 2002); former Secretary, Carint N.A. (manufacturing) (from 1998 to 2002)	37

Director, Andersen Calhoun (assisted living) (since 1987); former Director, Yu Save, Inc. (internet company) (from1998 to 2000); former Director, Hotpalm.com, Inc. (wireless applications) (from 1998 to 2000); former Director, United Telesis, Inc. (telecommunications) (from 1997 to 2002); former Director, ebank.com, Inc. (from 1997 to 2004)

Diana R. Harrington Born 1940	Trustee	Since 1992	Professor, Babson College(since 1993)	37	None

Susan B. Kerley Born 1951	Trustee	Since 1992	Consultant, Strategic Management Advisors, LLC (investment consulting) (since 1990)	37	Chairman and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the fund complex)

Alan G. Merten Born 1941	Trustee	Since 2001	President, George Mason University (since 1996)	37	Director, Xybernaut Corporation (information technology) (since 2004); Director, Digital Net Holdings, Inc. (since 2003); Director, Comshare, Inc. (information technology) (from 1985 to 2003)

R. Richardson Pettit Born 1942	Trustee	Since 2001	Professor of Finance, University of Houston (from 1977 to 2002); Independent Consultant (since 1984)	37	None

INTERESTED TRUSTEE:

R. Jay Gerken* Born 1951	President, Chairman and Chief Executive Officer	Since 2002	Managing Director of CAM; Chairman, President and Chief Executive Officer of SBFM and CFM; President and Chief Executive Officer of certain mutual funds associated with CAM; formerly, Chairman, President and Chief Executive Officer of TIA (from 2002 to 2005); Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2001); Chairman of the Board, Trustee or Director of 171 funds in the CAM fund complex	171	None

23

Name and Year of Birth	Position(s) with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Fund Complex Overseen by Trustee	Held by Trustee During Past Five Years

OTHER OFFICERS:

Andrew Shoup* CAM 125 Broad Street New York, NY 10004 Born 1956	Senior Vice President and Chief Administrative Officer	Since 2003

Director of CAM; Chief Administrative Officer of certain mutual funds associated with CAM; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of Citibank U.S. Funds Administration of CAM (from 1998 to 2000)

				N/A	N/A

Robert I. Frenkel* CAM 300 First Stamford Place Stamford, CT 06902 Born 1954	Secretary and Chief Legal Officer	Since 2000 Since 2003

Managing Director and General Counsel, Global Mutual Funds for CAM (since 2000); Officer of CAM or its predecessors (since 1994); Secretary of CFM; Secretary of certain mutual funds associated with CAM; Chief Legal Officer of certain mutual funds associated with CAM

				N/A	N/A

Andrew Beagley* CAM 399 Park Avenue New York, NY 10022 Born 1962	Chief Compliance Officer and Chief Anti-Money Laundering Compliance Officer	Since 2004 Since 2002

Chief Anti-Money Laundering Compliance Officer and Chief Compliance Officer of certain mutual funds associated with
CAM; Managing Director,
CAM (since 2005); Director,
CAM (from 2000 to 2005);
Director of Compliance, North America, of CAM (since 2000); Director of Compliance, Europe, the Middle East and Africa, of CAM (from 1999 to 2000); Compliance Officer, Salomon Brothers Asset Management Limited, Smith Barney Global Capital Management Inc., Salomon Brothers Asset Management Asia Pacific Limited (from 1997 to 1999)

				N/A	N/A

Frances Guggino* CAM 125 Broad Street New York, NY 10004 Born 1957	Chief Financial Officer and Treasurer	Since 2002	Director, CAM; Treasurer and/or Controller of certain funds associated with CAM (since 1991)	N/A	N/A

Wendy Setnicka* CAM 125 Broad Street New York, NY 10004 Born 1964	Controller	Since 2004	Vice President, CAM (since 2002); Assistant Vice President, CAM (from 1998 to 2002)	N/A	N/A

24

Name and Year of Birth	Position(s) with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Thomas C. Mandia* CAM 300 First Stamford Place Stamford, CT 06902 Born: 1962	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel, CAM (Since1992); Assistant Secretary of certain mutual funds associated with CAM	N/A	N/A

Rosemary D. Emmens* CAM 300 First Stamford Place Stamford, CT 06902 Born: 1969	Assistant Secretary	Since 2000	Director and Associate General Counsel, CAM (since 1998); Assistant Secretary of certain mutual funds associated with CAM	N/A	N/A

Harris C. Goldblat* CAM 300 First Stamford Place Stamford, CT 06902 Born: 1969	Assistant Secretary	Since 2000	Director and Associate General Counsel, CAM (since 2000); Assistant Secretary of certain mutual funds associated with CAM; Associate, Stroock Stroock & Lavan LLP (1997-2000)	N/A	N/A

George Hoyt* CAM 300 First Stamford Place Stamford, CT 06902 Born: 1965	Assistant Secretary	Since 2005	Director and Associate General Counsel, CAM (since2005); Assistant Secretary of certain mutual funds associated with CAM; Associate, Sidley Austin Brown & Wood, LLP (from 2000-2005)	N/A	N/A

          The business affairs of the Funds are managed by or under the direction of the Board of Trustees.

          The Board of Trustees has a standing Audit Committee comprised of all of the Trustees who are not “interested persons” of the Funds within the meaning of the 1940 Act. The Audit Committee oversees the scope of each Fund’s audit, each Fund’s accounting and financial reporting policies and practices and its internal controls. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Funds, the qualifications and independence of the Funds’ independent registered public accounting firm, and the Funds’ compliance with legal and regulatory requirements. The Audit committee approves, and recommends to the Non-Interested Trustees for their ratification, the selection, appointment, retention or termination of the Funds’ independent registered public accounting firm and approves the compensation. The Audit Committee also approves all audit and permissible non-audit services provided to each Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Funds’ independent registered public accounting firm to its Manager and any affiliated service providers if the engagement related directly to the Funds’ operations and financial reporting. During the most recent fiscal year, the Audit Committee met 4 times.

          The Board has a standing governance committee comprised of all of the Trustees who are not “interested persons” of the Funds within the meaning of the 1940 Act. The governance committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The governance committee met 4 times as of the most recent fiscal year ended August 31, 2005. The governance committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

          The governance committee identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the governance committee may consider the following factors, among any others it may deem relevant:

25

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•

the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

          The Board also has a standing Performance and Review Committee comprised of all of the Trustees who are not “interested persons” of the Funds, within the meaning of the 1940 Act. The Performance and Review Committee is responsible for, among other things, reviewing performance and benchmarks and overseeing the implementation and renewal of each Fund’s management contract, distribution plan and distribution agreements. The Performance and Review Committee met 4 times as of the most recent fiscal year ended August 31, 2005.

           The following table shows the amount of equity securities owned by the Trustees in the Funds and in other investment companies in the fund complex supervised by the Trustees as of December 31, 2004.

Dollar Range of Equity Securities

Name of Trustee	Cash Reserves	U.S. Treasury Reserves	Tax Free Reserves	California Tax Free Reserves

Disinterested Trustees:
Elliott J. Berv	None	None	None	None
Donald M. Carlton	None	None	None	None
A. Benton Cocanougher	None	None	None	None
Mark T. Finn	None	None	None	None
Stephen Randolph Gross	None	None	None	None
Diana R. Harrington	None	None	None	None
Susan B. Kerley	None	None	None	None
Alan G. Merten	None	None	None	None
R. Richardson Pettit	None	None	None	None

Interested Trustee:
R. Jay Gerken*	None	None	None	None

Dollar Range of Equity Securities

Name of Trustee	Connecticut Tax Free Reserves	New York Tax Free Reserves	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in the Fund Complex

Disinterested Trustees:
Elliott J. Berv	None	None	None
Donald M. Carlton	None	None	Over $100,000
A. Benton Cocanougher	None	None	$1-$10,000
Mark T. Finn	None	None	$1-$10,000
Stephen Randolph Gross	None	None	None
Diana R. Harrington	None	None	$10,001-$50,000
Susan B. Kerley	$1-$10,000	None	$1-$10,000
Alan G. Merten	None	None	$1-$10,000
R. Richardson Pettit	None	None	$10,001-$50,000

Interested Trustee:
R. Jay Gerken	None	None	Over $100,000

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          Neither the disinterested Trustees nor their family members had any interest in the Manager, the Distributors or any person directly or indirectly controlling, controlled by, or under common control with the Manager or the Distributors, as of December 31, 2004.

          Information regarding compensation paid to the Trustees as of the most recent fiscal year ended August 31, 2005 is set forth below. The Trustees who are not “interested persons,” as defined in the 1940 Act, receive a fee for each meeting of the Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the Funds but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

          Each Fund pays a pro rata share of Trustee fees based upon asset size. The Funds currently pay each of the Trustees who is not a director, officer or employee of the Manager or any of its affiliates its pro rata share of: an annual fee of $48,000 plus $12,000 for each regularly scheduled Board meeting attended, $6,000 for each special telephonic Board meeting attended, and $500 for each ad-hoc telephonic meeting in which that Trustee participates. The lead independent Trustee will receive an additional $10,000 per year and the Chairs of the Audit Committee and Performance and Review Committee will each receive an additional $7,500 per year. The Funds will reimburse Trustees for travel and out-of-pocket expenses incurred in connection with Board meetings.

TRUSTEE COMPENSATION TABLE

Trustee	Aggregate Compensation from Cash Reserves(1)(2)	Aggregate Compensation from U.S. Treasury Reserves(1)(2)	Aggregate Compensation from Tax Free Reserves(1)(2)	Aggregate Compensation from California Tax Free Reserves(1)	Aggregate Compensation from Connecticut Tax Free Reserves(1)

Interested Trustee:
R. Jay Gerken	$0	$0	$0	$0	$0

Disinterested Trustees:
Elliott J. Berv	$1,743.31	$287.68	$467.78	$272.90	$297.75
Donald M. Carlton	$1,913.23	$303.14	$501.63	$286.69	$314.62
A. Benton Cocanougher	$1,749.84	$353.37	$471.38	$276.04	$300.98
Mark T. Finn	$1,864.12	$306.53	$498.97	$291.06	$317.85
Stephen Randolph Gross	$2,234.59	$369.88	$593.83	$347.57	$388.45
Diana R. Harrington	$1,737.61	$281.96	$462.06	$267.18	$292.03
Susan B. Kerley	$1,902.86	$313.62	$507.06	$292.48	$321.04
Alan G. Merten	$1,730.49	$271.51	$452.02	$256.68	$281.62
R. Richardson Pettit	$1,749.84	$290.87	$471.38	$276.04	$300.98

Trustee	Aggregate Compensation from New York Tax Free Reserves(1)	Pension or Retirement Benefits Paid as Part of Fund Expenses(1)	Total Compensation from Funds and Fund Complex Paid to Trustees(1)	Number of Funds in Complex Upon Which the Trustees Served(1)

Interested Trustee:
R. Jay Gerken	$0	None	None	171

Disinterested Trustees:
Elliott J. Berv	1,068.82	None	$94,450	37
Donald M. Carlton	1,168.41	None	$103,950	32
A. Benton Cocanougher	1,073.81	None	$97,550	32
Mark T. Finn	1,143.60	None	$101,525	37
Stephen Randolph Gross	1,370.99	None	$125,325	37
Diana R. Harrington	1,063.12	None	$94,250	37
Susan B. Kerley	1,163.01	None	$101,850	37
Alan G. Merten	1,054.45	None	$93,850	32
R. Richardson Pettit	1,073.81	None	$94,450	32

(1)	Information is for the fiscal year ended August 31, 2005.
(2)	Does not include amounts paid to the Trustees as Trustee of the Portfolio in which the Fund invests. Such amounts are included under the column entitled “Total Compensation from the Funds and Complex.”

          The Trustees of the Funds have adopted a Retirement Plan for all Trustees who are not “interested persons” of the Funds, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75. Trustees may retire under the Plan before attaining the mandatory retirement

27

age. Trustees who have served as Trustee of the Trust or any of the investment companies in the fund complex, including the Funds, for at least ten years and who have attained at least the age of 67 when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the calendar year ending on or immediately prior to the applicable Trustee’s retirement. Trustees are first eligible to receive the minimum retirement benefit under the Plan (50% of the maximum benefit) after five years of service and attainment of at least the age of 67. Retirement benefit eligibility increases proportionally with each additional year of service until eligibility for the maximum benefit has been attained. Amounts under the Plan may be paid in twenty equal quarterly installments or, if the applicable Trustee has made a timely election, in a lump sum (discounted to present value). Benefits under the Plan are unfunded.

          The following table shows the estimated retirement benefit that would be payable under the Plan upon retirement at the specified compensation and years-of-service classifications.

	Years of Service
Average Compensation
in Last Year of Service	5 Years	6 Years	7 Years	8 Years	9 Years	10 Years or More

$ 80,000	$200,000	$240,000	$280,000	$320,000	$360,000	$400,000
$ 90,000	$225,000	$270,000	$315,000	$360,000	$405,000	$450,000
$100,000	$250,000	$300,000	$350,000	$400,000	$450,000	$500,000
$110,000	$275,000	$330,000	$385,000	$440,000	$495,000	$550,000
$120,000	$300,000	$360,000	$420,000	$480,000	$540,000	$600,000
$130,000	$325,000	$390,000	$455,000	$520,000	$585,000	$650,000

          Assuming continuous service as a Trustee of the Fund until the age of mandatory retirement under the Plan, each disinterested Trustee will have achieved at least ten credited years of service and will be eligible for the maximum retirement benefit under the Plan.

          During the fiscal year ended August 31, 2005, former Trustees of the Fund received the following retirement benefits under the Plan: Mr. Riley C. Gilley, an aggregate of $70,000 in 4 quarterly installment payments; Mr. E. Kirby Warren, an aggregate of $70,000 in 4 quarterly installment payments; and Mr. William Woods, an aggregate of $60,000 in 4 quarterly installment payments.

          As of December 1, 2005, the following shareholders were known by the Manager to own or hold of record 5% or more of the outstanding voting securities of the applicable class of each Fund (other than Connecticut Tax Free Reserves):

Fund	Class	Name And Address	Percentage

Cash Reserves	Class N	Citigroup Global Markets Inc. 333 West 34th St. - 3rd Floor New York, NY 10001-2402	9.03%

		Citicorp Mortgage Inc. Citigold MS 430 Attn: Reconciliation 1000 Technology Dr. Saint Charles, MO 63368-2240	75.16%

Tax-Free Reserves	Class N	Citibank NA Attn: John Malandro 333 West 34th St. - 3rd Floor New York, NY 10001-2402	12.93%

		Citicorp Mortgage Inc. Citigold MS 430 Attn: Reconciliation 1 Court Sq., 22nd Flr. Attn: John Malandro Long Island City, NY 11120-0001	70.17%

		Citigroup Global Markets Inc. 333 West 34th St. - 3rd Floor New York, NY 10001-2402	6.37%

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Fund	Class	Name And Address	Percentage

New York Tax Free Reserves	Class N	Citigroup Global Markets Inc. 333 West 34th St. - 3rd Floor New York, NY 10001-2402	20.42%

		Citicorp Mortgage Inc. Citigold MS 430 Attn: Reconciliation Attn: John Malandro 1 Court Sq., 22nd Flr. Long Island City, NY 11120-0001	65.82%

US Treasury Reserves	Class N	Citicorp Mortgage Inc. Citigold MS 430 Attn: Reconciliation Attn: John Malandro 1 Court Sq., 22nd Flr. Long Island City, NY 11120-0001	63.19%

		Paul Leff Julie Leff JT WROS C/O Perry Capital 767 Fifth Ave. New York, NY 10153-0023	5.92%

		Citigroup Global Markets Inc. 333 West 34th Street - 3rd Floor New York, NY 10001-2402	19.56%

California Tax Free Reserves	Class N	Citibank NA Attn: John Malandro 333 West 34th Street - 3rd Floor New York, NY 10001-2402	10.74%

		Citicorp Mortgage Inc. Citigold MS 430 Attn: Reconciliation 1000 Technology Dr. Saint Charles, MO 63368-2240	69.54%

		Citigroup Global Markets Inc. 333 West 34th Street - 3rd Floor New York, NY 10001-2402	6.10%

As of December 3, 2005, the following shareholders were known by the Manager to own or hold of record 5% or more of the outstanding voting securities of the applicable class of Connecticut Tax Free Reserves:

Fund	Class	Name And Address	Percentage

Connecticut Tax Free Reserves	Smith Barney Money Market Portfolio Class Y	Fiduciary Trust Intl. Revenue Attn: John Conte 600 Fifth Ave. New York, NY 10020-2326	75.24%

Connecticut Tax Free Reserves	Smith Barney Money Market Portfolio Class Y	Fiduciary Trust Intl. Non-Revenue Attn: John Conte 600 Fifth Ave. New York, NY 10020-2326	24.76%

	N	Mrs. Hilary H. Watson and Mr. Joseph D. Watson JTWROS 1 Winding Lane Greenwich, CT 06831-3703	41.08%

	N	Mrs. Hilary H. Watson and Mr. Joseph D. Watson JTWROS 1 Winding Lane Greenwich, CT 06831-3703	23.11%

	N	Mr. Michael G. Beck 24 Mimosa Drive Cos Cob, CT 06807-1415	11.88%

	N	Mr. James G. Benincasa 83 Fairfield Avenue Greenwich, CT 06830-4855%	7.90%

          As of December 1, 2005, the Trustees and Officers as a group owned less than 1% of each class of each Fund.

          The Declaration of Trust of each of the Trust and the Portfolios provides that the Trust or such Portfolio will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust or such Portfolio unless, as to liability to the Trust or such Portfolio or its investors, it is finally adjudicated

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that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust or such Portfolio. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial type inquiry), by vote of a majority of disinterested Trustees of the Trust or such Portfolio, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.

          The Declaration of Trust of each of the Trust and the Portfolios further provides that (i) the appointment, designation or identification of a Trustee as a member or chairperson of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that individual any duty, obligation or liability that is greater than the duties, obligations and liability imposed on that person as a Trustee in the absence of the appointment, designation or identification (except with respect to duties expressly imposed pursuant to the by-laws of the Trust or such Portfolio, a committee charter or a Trust or Portfolio policy statement); (ii) no Trustee who has special skills or expertise, or is appointed, designated or identified shall be held to a higher standard of care by virtue thereof and (iii) no appointment, designation or identification of a Trustee shall effect in any way that Trustee’s rights to indemnification.

          Officers receive no compensation from the Funds, although they may be reimbursed for reasonable travel expenses for attending meetings of the Board of Trustees.

Manager

          The Manager acts as the investment manager to the Portfolios and the Funds pursuant in each case to management agreements (each a “Management Agreement”). The Manager is an indirect wholly-owned subsidiary of Legg Mason as a result of the sale of substantially all of Citigroup Inc.’s asset management business to Legg Mason on December 1, 2005 (the “Transaction”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. Completion of the Transaction cause the Portfolios’ and the Funds’ then existing management agreement to terminate.

          The current Management Agreement for each of U.S. Treasury Reserves and Connecticut Tax Free Reserves was approved by the Trustees, including a majority of the independent Trustees, on August 7, 2005 and by each Fund’s shareholders on November 15, 2005, and became effective on December 1, 2005 as a result of the Transaction.

          A new Management Agreement for each of Cash Reserves, Tax Free Reserves, California Tax Free Reserves and New York Tax Free Reserves was approved by the Trustees, including a majority of the independent Trustees, on August 7, 2005. As of December 31, 2005, the shareholders of each of these Funds had not yet approved the new Management Agreement. As a result, each such Fund’s Trustees approved an interim Management Agreement with the Manager, to ensure that that Fund’s continue to be managed without interruption. The Interim Management Agreement of each such Fund is substantially similar in all material respect to such Fund’s new management agreement. If a new management agreement is not approved by April 30, 2006, the interim management contract will terminate on that date. Management fees will be held in escrow and not paid to the Manager until holders of beneficial interest approve the new investment management contract with the Manager. If shareholders do not approve the contract, the management fees held in escrow will be disbursed in accordance with applicable law.

          Each Portfolio’s current Management Agreement was approved by the Trustees, including a majority of the independent Trustees, on August 7, 2005 and by each Portfolio’s holders of beneficial interest on December 27, 2005, and became effective on December 27, 2005.

          Subject to such policies as the Board of Trustees of a Portfolio or a Fund, as applicable, may determine, the Manager manages the securities of and makes investment decisions for each Fund and each Portfolio. Currently, advisory services for Cash Reserves, Tax Free Reserves and U.S. Treasury Reserves are provided through its corresponding Portfolio, but the Manager may, if requested by the Trustees, provide advisory services directly to such Fund. In addition, the Manager provides certain administrative services to the Funds and the Portfolios under the Management Agreements.

          The Manager furnishes at its own expense all services, facilities and personnel necessary in connection with managing investments and effecting securities transactions for each applicable Fund and the Portfolios. The Management Agreements provide that the Manager may delegate the daily management of the securities of a Fund or a Portfolio to one or more subadvisers. The Manager performs administrative and management services necessary for the operation of the Funds and Portfolios, such as: supervising the overall administration of the Funds and Portfolios, including negotiation of contracts and fees with and the monitoring of performance and billings of the transfer agent, shareholder servicing agents, custodian and other independent contractors or agents;

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providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; maintaining the existence of the Funds and Portfolios; maintaining the registration and qualification of the Funds’shares under federal and state laws; and arranging for the maintenance of books and records of each Fund or Portfolio. Trustees, officers, and investors in the Funds and the Portfolios are or may be or may become interested in the Manager, as directors, officers, employees, or otherwise and directors, officers and employees of the Manager are or may become similarly interested in the Funds and the Portfolios.

          Unless otherwise terminated, the Management Agreement with respect to a Fund will continue in effect for an initial two-year period and thereafter will continue indefinitely as long as such continuance is specifically approved at least annually by the Fund’s Trustees or by a vote of a majority of the outstanding voting securities of such Fund, and, in either case, by a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.

          Unless otherwise terminated, the Management Agreement with respect to a Portfolio will continue in effect for an initial two-year period and thereafter will continue indefinitely as long as such continuance is specifically approved at least annually by the Portfolio’s Trustees or by a vote of a majority of the outstanding voting securities of such Portfolio, and, in either case, by a majority of the Trustees of the Portfolio who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.

          Each Management Agreement provides that the Manager may render services to others. Each Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by a Portfolio or Fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the Portfolio or Fund or by a vote of a majority of the Fund’s or Portfolio’s Trustees, or by the Manager on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment. The Management Agreement with each Fund and Portfolio provides that neither the Manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the applicable Portfolio or Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

          The Prospectus for the Funds contains a description of the fees payable to the Manager for services under the Management Agreement with respect to each Fund. The Manager may reimburse a Fund or Portfolio or waive all or a portion of its management fees.

          Cash Reserves: For the fiscal years ended August 31, 2003, 2004 and 2005, the fees paid by Liquid Reserves Portfolio to the Manager under its Management Agreement, after waivers, were $34,902,447, $28,690,608, and $33,354,541, respectively. For the fiscal years ended August 31, 2003, 2004 and 2005, the fees paid by Cash Reserves to the Manager under its Management Agreement, after waivers, were $7,080,441, $6,132,648, and $5,382,388, respectively.

          U.S. Treasury Reserves: For the fiscal years ended August 31, 2003, 2004 and 2005, the fees paid by U.S. Treasury Reserves Portfolio to the Manager under its Management Agreement, after waivers, were $1,231,929, $1,077,844, and $1,247,813, respectively. For the fiscal years ended August 31, 2003, 2004 and 2005, the fees paid by U.S. Treasury Reserves to the Manager under its Management Agreement, after waivers, were $874,407, $749,570, and $741,000, respectively.

          Tax Free Reserves: For the fiscal years ended August 31, 2003, 2004 and 2005, the fees paid by Tax Free Reserves Portfolio to the Manager under its Management Agreement, after waivers, were $1,739,474, $1,959,899, and $2,389,383, respectively. For the fiscal years ended August 31, 2003, 2004 and 2005, the fees paid by Tax Free Reserves to the Manager under its Management Agreement, after waivers, were $1,087,802, $961,876, and $837,645, respectively.

          California Tax Free Reserves: For the fiscal years ended August 31, 2003, 2004 and 2005, the fees paid by California Tax Free Reserves to the Manager under its Management Agreement, after waivers, were $966,037, $823,875, and $761,372, respectively.

          Connecticut Tax Free Reserves: For the fiscal years ended August 31, 2003, 2004 and 2005, the fees paid by Connecticut Tax Free Reserves to the Manager under its Management Agreement, after waivers, were $779,976, $1,198,473, and $1,224,757, respectively.

          New York Tax Free Reserves: For the fiscal years ended August 31, 2003, 2004 and 2005, the fees paid by New York Tax Free Reserves to the Manager under its Management Agreement, after waivers, were $4,590,600, $4,026,209, and $3,718,436, respectively.

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Distributors

          Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202; and CGMI, an indirect wholly-owned subsidiary of Citigroup, located at 388 Greenwich Street, New York, New York 10013, serve as the Funds’Distributors pursuant to separate written agreements or amendments to written agreements, in each case dated December 1, 2005 (the “Distribution Agreements”), which were approved by the Funds’Trustees on November 21, 2005, including a majority of the independent Trustees. The Distribution Agreements went into effect on December 1, 2005. Prior to December 1, 2005, CGMI served as the Funds’ Distributor.

           A Distributor’s obligation is an agency or “best efforts” arrangement under which the Distributor is required to take and pay only for such shares of each Fund as may be sold to the public. A Distributor is not obligated to sell any stated number of shares. Each Distribution Agreement is terminable with respect to a Fund with or without cause, without penalty, on 60 days’ notice by the Trustees or by vote of holders of a majority of a Fund’s outstanding voting securities, or, with respect to the Distribution Agreement with LMIS, on not less than 60 days’ written notice by LMIS, and, with respect to the Distribution Agreement with CGMI, generally on 90 days notice by CGMI. Unless otherwise terminated, each Distribution Agreement shall continue for successive annual periods so long as such continuance is specifically approved at least annually by (a) the Trustees, or (b) by a vote of a majority (as defined in the 1940 Act) of a Fund’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. Each Distribution Agreement will terminate automatically in the event of its assignment, as defined in the 1940 Act and the rules and regulations thereunder.

          The Funds have adopted a shareholder services and distribution plan (the “12b-1 Plan” or the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the Plans, each Fund may pay monthly fees at an annual rate not to exceed 0.25% of the average daily net assets of the Fund attributable to that class in the case of Class N shares, and not to exceed 0.10% of the average daily net assets of the Fund attributable to that class in the case of Smith Barney Connecticut Money Market—Class A shares. Such fees may be used to make payments to the Distributors for distribution services, to Service Agents in respect of the sale of shares of the Funds, and to other parties in respect of the sale of shares of the Funds, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The Funds also may make payments to the Distributors, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid by the Distributors to each recipient may vary based upon certain factors, including, among other things, the levels of sales of Fund shares and/or shareholder services, provided, however, that the fees paid to a recipient with respect to a particular Class that may be used to cover expenses primarily intended to result in the sale of shares of that Class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under NASD Conduct Rule 2830 or any successor rule, in each case as amended or interpreted by the NASD. Recipients may receive different compensation for sales for Class N shares and Smith Barney Connecticut Money Market—Class A shares.

          The 12b-1 Plan also provide that the Distributor and Service Agents may receive any applicable sales charge paid by investors as partial compensation for their services in connection with the sale of shares. The Plans provide that the Distributors and Service Agents may receive all or a portion of any applicable deferred sales charges paid by investors. Neither the Class N shares nor the Smith Barney Connecticut Money Market—Class A shares currently impose any sales charges, although in certain circumstances, Smith Barney Connecticut Money Market Class A shares received in exchange may be subject to a deferred sales charge.

          The 12b-1 Plan permit the Funds to pay fees to the Distributors, Service Agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if the expenses exceed the fees provided for by the applicable Plan, the Funds will not be obligated to pay more than those fees and, if expenses incurred are less than the fees paid to the Distributors and others, they will realize a profit. The Funds will pay the fees to the Distributor and others until the applicable Plan or distribution agreement is terminated or not renewed. In that event, the Distributors’ or other recipient’s expenses in excess of fees received or accrued through the termination date will be the Distributors’ or other recipient’s sole responsibility and not obligations of the Funds. In their annual consideration of the continuation of the 12b-1 Plan for the Funds, the Trustees will review the Plans and the expenses for each class of a Fund separately.

          The 12b-1 Plan also recognizes that various service providers to the Funds, such as its Manager, may make payments for distribution related expenses out of their own resources, including past profits, or payments received from the Funds for other purposes, such as management fees, and that the Funds’ Distributors or Service Agents may from time to time use their own resources for distribution related services, in addition to the fees paid under the Plan. The Plans specifically provide that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Funds within the context of Rule 12b-1, then the payments are deemed to be authorized by the Plan but are not subject to expenditure limits under the Plan.

          The 12b-1 Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the applicable Fund’s Trustees and a majority of the Trustees who are not “interested persons” of the Fund and who have no direct

32

or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (for purposes of this paragraph “qualified Trustees”). Each Plan requires that the Fund and the Distributors provide to the Trustees, and the Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Plan. Each Plan further provides that the selection and nomination of the qualified Trustees is committed to the discretion of such qualified Trustees then in office. A Plan may be terminated with respect to any class of a Fund at any time by a vote of a majority of the qualified Trustees or by a vote of a majority of the outstanding voting securities of that class. A Plan may not be amended to increase materially the amount of the permitted expenses of a class thereunder without the approval of a majority of the outstanding securities of that class and may not be materially amended in any case without a vote of a majority of both the Trustees and qualified Trustees. The Distributors will preserve copies of any plan, agreement or report made pursuant to the Plans for a period of not less than six years, and for the first two years the Distributors will preserve such copies in an easily accessible place.

          As contemplated by the 12b-1 Plan, each Distributor acts as an agent of the Funds in connection with the offering of shares of the Funds pursuant to the distribution agreement. Payments made to CGMI, as Distributor, by each Fund for the past three fiscal years under the 12b-1 Plan are set forth below.

          Cash Reserves: For the fiscal years ended August 31, 2003, 2004 and 2005, the Fund paid, after waivers, $5,544,824, $4,763,670 and $4,309,328, respectively, to CGMI under the 12b-1 Plan for Class N shares.

          U.S. Treasury Reserves: For the fiscal years ended August 31, 2003, 2004 and 2005, the Fund paid, after waivers, $849,985, $703,593 and $683,269, respectively, to CGMI under the 12b-1 Plan for Class N shares.

          Tax Free Reserves: For the fiscal years ended August 31, 2003, 2004 and 2005, the Fund paid, after waivers, $1,363,084, $1,239,486 and $1,105,962, respectively, to CGMI under the 12b-1 Plan for Class N shares.

          California Tax Free Reserves: For the fiscal years ended August 31, 2003, 2004 and 2005, the Fund paid, after waivers, $755,342, $676,036 and $637,315, respectively, to CGMI under the 12b-1 Plan for Class N shares.

Connecticut Tax Free Reserves

          Class N Shares: For the fiscal years ended August 31, 2003, 2004 and 2005, the Fund paid, after waivers, $390,768, $153,391 and $137,700, respectively, to CGMI, as Distributor under the 12b-1 Plan for Class N shares.

          Smith Barney Connecticut Money Market Portfolio— Class A Shares: For the fiscal years ended August 31, 2003, 2004 and 2005, the Fund paid, after waivers, $74,220, $102,843 and $116,711, respectively, to CGMI under the 12b-1 Plan for Class N shares.

          New York Tax Free Reserves: For the fiscal years ended August 31, 2003, 2004 and 2005, the Fund paid, after waivers, $3,276,995, $2,821,643 and $2,647,761, respectively, to CGMI under the 12b-1 Plan for Class N shares.

          For the fiscal year ended August 31, 2005, of the payments made to CGMI, as Distributor under the applicable Plan, the following amounts were used (including, as applicable, additional amounts paid by entities affiliated with the Manager at that time out of their own resources) for the principal types of activities set forth below:

Fund	Financial Consultant Compensation	Operational Expenses	Marketing	Total

Citi Cash Reserves—Class N	$0	$4,821,986	$0	$4,821,986
Citi U.S. Treasury Reserves—Class N	$0	$681,378	$0	$681,378
Citi Tax Free Reserves—Class N	$0	$1,150,379	$0	$1,150,379
Citi California Tax Free Reserves—Class N	$0	$568,913	$0	$568,913
Citi New York Tax Free Reserves—Class N	$0	$2,627,406	$0	$2,627,406
Citi Connecticut Tax Free Reserves—Class N	$97	$168,367	$0	$168,464
Citi Connecticut Tax Free Reserves—Smith Barney Connecticut Money Market Portfolio—Class A	$71	$182,527	$0	$182,598

          In addition, various service providers, including the Manager, may have made payments for distribution related expenses out of their own resources, including past profits, or from payments received from the Funds for other purposes, such as management fees.

Code of Ethics

          Pursuant to Rule 17j-1 of the 1940 Act, the Funds and their Manager and Distributors have adopted codes of ethics that permit its respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Funds. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the require-

33

ments of the codes and must be conducted in such manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

          Copies of the Codes of Ethics of the Funds and their Manager and Distributors are on file with the SEC.

Proxy Voting Policies & Procedures

          Although individual Trustees may not agree with particular policies or votes by the Manager, the Board of each Fund has approved delegating proxy voting discretion to the Manager believing that the Manager should be responsible for voting because it is a matter relating to the investment decision making process.

          Non-equity securities, such as debt obligations and money market instruments are not usually considered to be voting securities, and proxy voting, if any, is typically limited to the solicitation of consents to changes in or waivers of features of debt securities, or plans of reorganization involving the issuer of the security. In the rare event that proxies are solicited with respect to any of these securities, the Manager would vote the proxy in accordance with the principals set forth in the Manager’s proxy voting policies and procedures, including the procedures that the Manager uses when a vote presents a conflict between the interests of fund shareholders, on the one hand, and those of the Manager or any affiliated person of a fund or the Manager, on the other.

          A summary of the Manager’s policies and procedures with respect to proxy voting is attached as Appendix F to this SAI. This summary gives a general indication as to how the Manager will vote proxies relating to portfolio securities on each issue listed. However, the policies and procedures do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason there may be instances in which votes may vary from the policies and procedures presented. Notwithstanding the foregoing, the Manager always endeavors to vote proxies relating to portfolio securities in accordance with a fund’s investment objectives.

          Information on how each Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005 is available on the Manager’s website, http://www.citigroupam.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Transfer Agents and Custodian

          Effective as of January 1, 2006, the Funds and the Portfolios have entered into a transfer agency agreement with PFPC Inc. (“PFPC”), pursuant to which PFPC acts as a co-transfer agent. The principal business office of PFPC is located at P.O. Box 9662, Providence, RI 02940-9662.

          Effective as of January 1, 2006, the Funds and the Portfolios have entered into a transfer agency agreement with Boston Financial Data Service, Inc. (“BFDS”), pursuant to which BFDS acts as a co- transfer agent. The principal business office of BFDS is located at 2 Heritage Drive, North Quincy, MA 02171.

          The Funds and the Portfolios also have entered into a Custodian Agreement with State Street Bank and Trust Company (“State Street”), pursuant to which custodial services are provided for the Funds and the Portfolios. Securities may be held by a sub-custodian bank approved by a Fund’s or Portfolio’s Trustees. The address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

7. PORTFOLIO TRANSACTIONS

          The Portfolios’ and the Funds’ purchases and sales of portfolio securities usually are principal transactions. Portfolio securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases, and no such commissions have been paid by the Portfolios during the past three fiscal year period ending August 31, 2005. The Portfolios and the Funds do not anticipate paying brokerage commissions. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

          Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed to be in the best interest of investors in the applicable Portfolio or Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price, although a Fund may not necessarily be paying the lowest price available.

          Investment decisions for each Portfolio and Fund will be made independently from those for any other account, series or investment company that is or may in the future become managed by the Manager or its affiliates. If, however, a Portfolio or Fund and other investment companies, series or accounts managed by the Manager are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Portfolio or Fund or the size of the position obtainable for the Portfolio or

34

Fund. In addition, when purchases or sales of the same security for a Portfolio or Fund and for other investment companies or series managed by the Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

          Effective December 1, 2005, CGMI would no longer be an affiliated person of the Funds (or the Portfolios) under the Investment Company Act of 1940, as amended. As a result, the Funds (or the Portfolios) will be permitted to execute transactions with CGMI or an affiliate of CGMI as agent (but not as principal) without the restrictions applicable to transactions with affiliated persons. However, the Funds (or the Portfolios) do not normally use an agent in executing portfolio transactions, and they will continue to be prohibited from engaging in portfolio transactions with CGMI or an affiliate of CGMI as principal. Similarly, the Funds (or the Portfolios) will be permitted to purchase securities in underwritings in which CGMI or an affiliate of CGMI is a member without the restrictions imposed by certain rules of the Securities and Exchange Commission. The Manager’s use of CGMI or affiliates of CGMI as agent in portfolio transactions with the Funds (or the Portfolios) will be governed by the Funds’ policy of seeking the best overall terms available. No commissions on portfolio transactions were paid by any Portfolio or Fund during the fiscal year ended August 31, 2005 to the Manager or any affiliate at that time, of the Manager.

          The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Portfolios and the Funds may purchase securities that are offered in underwritings in which a Legg Mason affiliate participates. These procedures prohibit the Portfolios and the Funds from directly or indirectly benefiting a Legg Mason affiliate in connection with such underwritings. In addition, for underwritings where a Legg Mason affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Portfolios or the Funds could purchase in the underwritings.

8. DISCLOSURE OF PORTFOLIO HOLDINGS

          The Funds have adopted policies and procedures developed by Citigroup Asset Management (“CAM”), the business unit that includes the Funds’ investment manager, with respect to the disclosure of the Funds’portfolio securities and any ongoing arrangements to make available information about a Fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about a fund’s portfolio holdings is in the best interests of such fund’s shareholders, and that any conflicts of interest between the interests of the fund’s shareholders and those of Citi Fund Management Inc., the Funds’ Distributors or their affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding a fund’s portfolio holdings may not be shared with non-CAM employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

          CAM’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. CAM believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

          Under the policy, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-CAM employees with simultaneous public disclosure at least 25 days after calendar quarter end, except in the case of a money market fund’s holdings, which may be released with simultaneous public disclosure at least 25 days after month end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to a CAM or the Funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

          The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1.	A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.	A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.

A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.

A fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g., analysis of the fund’s out performance or underperformance of its benchmark based on its portfolio holdings) and other summary

35

and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.

A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its independent trustees, and its independent public accountants, in required regulatory filings or otherwise to governmental agencies and authorities.

          Under the policy, if information about a fund’s portfolio holdings are released pursuant to an ongoing arrangement with any party, a fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither a fund, CAM, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by a fund’s Board.

          The approval of a fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy and are granted only after a thorough examination and consultation with CAM’s legal department, as necessary. Exceptions to the policies are reported to a fund’s Board at its next regularly scheduled meeting.

          Each of the Funds, other than California Tax Free Reserves, California Tax Free Reserves and Connecticut Tax Free Reserves, discloses its complete portfolio holdings approximately 25 days after month-end on the Manager’s website at www.citigroupam.com. California Tax Free Reserves, California Tax Free Reserves and Connecticut Tax Free Reserves may disclose their portfolio holdings on their website in the future.

          Set forth below is a list, as of October 1, 2005, of those parties with whom CAM, on behalf of a fund, has authorized ongoing arrangements that include the release of portfolio holdings information, the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay before dissemination

State Street Bank & Trust Co.
(Fund Custodian)	Daily	None
Institutional Shareholders	As necessary	None
Services (Proxy Voting Services)
Bloomberg	Quarterly	25 Days after Quarter End
Lipper	Quarterly	25 Days after Quarter End
S&P	Quarterly	25 Days after Quarter End
Morningstar	Quarterly	25 Days after Quarter End
Vestek	Daily	None
Factset	Daily	None

          Portfolio holdings information for a fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay before dissemination

Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
eVestment Alliance	Quarterly	25 Days after Quarter End
CRA RogersCasey	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services	Quarterly	25 Days after Quarter End
(Efron)

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Recipient	Frequency	Delay before dissemination

CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investor Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 business days
following the end of a Quarter
Elkins/McSherry	Quarterly (Calendar)	Sent the first business day
following the end of a Quarter
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	Sent 6-8 Business Days following month end
Fitch	Monthly	Sent 6-8 Business Days following month end
Liberty Hampshire	Weekly and Month End	None
Sun Trust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after Quarter End
Evaluation Associates	Quarterly	25 Days after Quarter End
Watson Wyatt	Quarterly	25 Days after Quarter EndSun
Moody’s	Weekly Tuesday Night	1 business day
S&P	Weekly Tuesday Night	1 business day

9. DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

          The Funds are each a series of the Trust and are governed by a Declaration of Trust. The Trust’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. The Trust has reserved the right to create and issue additional series and classes of shares or to classify or reclassify outstanding shares. Each share of each class represents an equal proportionate interest in a Fund with each other share of that class. The Trust also reserves the right, subject to the 1940 Act, to modify the preferences, voting powers, rights and privileges of shares of each class without shareholder approval. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series). Shareholders of all Funds of the Trust generally will vote together on all matters except when the Trustees determine that only shareholders of particular Funds or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by Fund or class.

          Subject to applicable law, a Fund may involuntarily redeem shareholder’s shares at any time for any reason the Trustees deem appropriate, including for the following reasons: (i) in order to eliminate small accounts for administrative efficiencies and cost savings, (ii) the failure of a shareholder to supply a tax identification number or other information, if required to do so, (iii) to protect the tax status of a Fund if necessary, (iv) failure of a shareholder to meet or maintain the qualifications for ownership of a particular class of shares; (v) the failure of a shareholder to pay when due for the purchase of shares and (vi) to eliminate ownership of shares by a particular shareholder when the Trustees determine that the particular shareholder’s ownership is not in the best interests of the other shareholders of a Fund.

          The holders of shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to a Fund, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation.

          Each shareholder of a Fund is entitled to one vote for each dollar of net asset value (number of shares of the Fund owned times net asset value per share) of the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders do not have cumulative voting rights. The Funds are not required to hold and have no present intention of holding annual meetings of shareholders but will hold special shareholder meetings when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust’s Declaration of Trust.

37

          The Trust’s Declaration of Trust provides that, at any meeting of shareholders, a Service Agent may vote any shares of which it is the holder of record, and for which it does not receive voting instructions, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Service Agent is the agent at record. Shares have no preference, preemptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below.

          With respect to Funds in a master/feeder structure, the master fund (called a portfolio) in which a Fund invests is a New York trust and is also governed by a Declaration of Trust similar to the Fund’s Declaration of Trust. Whenever a vote is submitted to the portfolio’s investors, a Fund will generally call a meeting of its own shareholders. To the extent it does not receive instructions from its shareholders, a Fund will vote its shares in the Portfolio in the same proportion as the vote of shareholders who do give voting instructions. Alternatively, without seeking instructions from its shareholders, a Fund could vote its shares in the portfolio in proportion to the vote of all the other investors in the portfolio.

          The Trust, or any series or class, may merge or consolidate with or may sell, lease or exchange all or substantially all of its assets to another operating entity if authorized at any meeting of shareholders representing a majority of the voting power of the Trust voting as a single class or of the affected series or class, or by written consent, without a meeting, of the holders of shares representing a majority of the voting power of the outstanding shares of the Trust voting as a single class, or of the affected series or class. The Trust or any series or class may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. The Trust may be terminated at any time by a vote of a majority of the voting power of the Trust or by the Trustees by written notice to the shareholders. Any series, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the Trustees by written notice to the shareholders of that series or class. If not so terminated, the Trust will continue indefinitely.

          Except as described in “Additional Information on the Purchase and Sale of Shares” with respect to Smith Barney Money Market Portfolio Class A and Y shares, share certificates will not be issued.

          The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust of the Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, Trustees Emeritus, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

          The Trust’s Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

          The Trust’s Declaration of Trust provides that shareholders may not bring suit on behalf of a Fund without first requesting that the Trustees bring such suit. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor or the amount of such compensation.

          The Trust’s Declaration of Trust provides that by becoming a shareholder of a Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

          Each Portfolio is organized as a trust under the laws of the State of New York. Each Portfolio’s Declaration of Trust provides that investors in the Portfolio (e.g., other investment companies (including the Fund), insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and a Portfolio itself was unable to meet its obligations. It is not expected that the liabilities of a Portfolio would ever exceed its assets.

          With respect to Funds in a master/feeder structure, a Fund may add to or reduce its investment in the Portfolio on each business day. At 4:00 p.m., Eastern time, for Liquid Reserves Portfolio, 2:00 p.m., Eastern time, for U.S. Treasury Reserves Portfolio and 12:00 noon, Eastern time, for Tax Free Reserves Portfolio, on each such business day, the value of each investor’s interest in the Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage representing that investor’s share of the aggregate beneficial interests in the Portfolio effective for that day. Any additions or withdrawals, which are to be effected on that day, are then effected. The investor’s percentage of the aggregate beneficial interests in the Portfolio is then recomputed as

38

the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in the Portfolio as of 4:00 p.m. Eastern time, for Liquid Reserves Portfolio, 2:00 p.m., Eastern time, for U.S. Treasury Reserves Portfolio and 12:00 noon, Eastern time, for Tax Free Reserves Portfolio, on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor’s investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m., Eastern time, for Liquid Reserves Portfolio, 2:00 p.m., Eastern time, for U.S. Treasury Reserves Portfolio and 12:00 noon, Eastern time, for Tax Free Reserves Portfolio, on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor’s interest in the Portfolio as of 4:00 p.m., Eastern time, for Liquid Reserves Portfolio, 2:00 p.m., Eastern time, for U.S. Treasury Reserves Portfolio and 12:00 noon, Eastern time, for Tax Free Reserves Portfolio, on the following business day of the Portfolio.

10. CERTAIN ADDITIONAL TAX MATTERS

          The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting the Funds and their shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisers about the impact an investment in a Fund may have on their own tax situations.

          The Funds have elected to be treated and intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund’s gross income, the amount of Fund distributions (as a percentage of a Fund’s overall income, and in the case of a Tax Free Fund, as a percentage of its tax-exempt income), and the composition of the Fund’s portfolio assets. Provided all such requirements are met and all of a Fund’s net investment income and realized capital gains are distributed to shareholders in accordance with the timing requirements imposed by the Code, no federal income or excise taxes generally will be required to be paid by the Fund. If a Fund should fail to qualify as a regulated investment company for any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to shareholders and would generally be subject to withholding at the rate of 30% in the case of shareholders who are neither citizens nor residents of the United States.

          Investment income received by Cash Reserves from non-U.S. investments may be subject to foreign income taxes withheld at the source; Cash Reserves does not expect to be able to pass through to shareholders any foreign tax credit or deduction with respect to those foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle Cash Reserves to a reduced rate of tax or an exemption from tax on these investments. It is not possible to determine Cash Reserves’ effective rate of foreign tax in advance since that rate depends upon the proportion of the Liquid Reserves Portfolio’s assets ultimately invested within various countries.

          The portion of a Tax Free Fund’s distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the Fund as an “exempt-interest dividend” under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund’s assets consists of tax-exempt securities at the close of each quarter of the Fund’s taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends may increase a corporate shareholder’s alternative minimum tax. Unless the Tax Free Fund provides shareholders with actual monthly percentage breakdowns, the percentage of income designated as tax-exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax-exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from a Tax Free Fund on their federal income tax returns.

          Because each Fund expects to earn primarily interest income, it is expected that no Fund distributions will qualify for the dividends received deduction for corporations. Similarly, the Funds do not expect any distributions to be treated as “qualified dividend income,” which is taxed at reduced rates.

          With respect to California Tax Free Reserves, under existing California law, if, at the close of each quarter of its taxable year, the Fund continues to qualify for the special federal income tax treatment afforded regulated investment companies and at least 50% of the value of the Fund’s total assets consist of California Exempt-Interest Securities, then “California exempt-interest dividends” attributable to such securities will be exempt from California personal income tax. A “California exempt-interest dividend” is any dividend distributed by California Tax Free Reserves to the extent that it is derived from the interest received by the Fund from California Exempt-Interest Securities (less related expenses) and designated as such by written notice to shareholders. Distributions other than “California exempt-interest dividends” by California Tax Free Reserves to California residents will be subject to California personal income tax. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of Fund shares will not be deductible for California personal income tax purposes if the Fund distributes dividends that are exempt from California taxation.

39

The foregoing is only a brief summary of some of the important tax considerations generally affecting the taxation of dividends received by shareholders that are subject to California personal income tax. Potential investors, including, in particular, investors who may be subject to other taxes, such as California corporate franchise tax, California corporate income tax or taxes of other jurisdictions, should consult with their own tax advisers.

11. CERTAIN ADDITIONAL LEGAL MATTERS

Legal Matters

          Beginning in August 2005, five putative class action lawsuits alleging violations of federal securities laws and state law were filed against Citigroup Global Markets Inc. and Smith Barney Fund Management LLC (“SBFM,” collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in the prospectus. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds (the “Funds”), rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

          On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

          As of the date of the filing of this document with the SEC, the Funds’ investment manager believes that resolution of the pending lawsuits will not have a material effect on the financial position or results of operations of the Funds or the ability of the Funds’ investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

          Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGMI and a number of its affiliates, including SBFM and Salomon Brothers Asset Management Inc. (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the funds (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

          On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, the Funds’ investment manager believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

          It is possible that additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief could be filed against the Defendants in the future.

          As of the date above, the Funds’ investment manager and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

          The Funds have received the following information concerning SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which are affiliates of the Funds’ investment manager:

          On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the Commission institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/ or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

          SBFM and SBAM are cooperating with the SEC. Although there can be no assurance, SBFM and SBAM believe that these matters are not likely to have a material adverse effect on the Funds or their ability to perform their respective investment advisory services relating to the Funds.

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12. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

          KPMG LLP, 345 Park Avenue, New York, NY 10154 is the independent registered public accounting firm for the Portfolios and the Funds.

          The audited financial statements of Citi Cash Reserves (Statement of Assets and Liabilities as of August 31, 2005, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the year then ended, Notes to Financial Statements and Report of Independent Public Accounting Firm) and of Liquid Reserves Portfolio (Schedule of Investments as of August 31, 2005, Statement of Assets and Liabilities as of August 31, 2005, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the year then ended, Notes to Financial Statements and Report of Independent Registered Public Accounting Firm), each of which is included in the Annual Report to Shareholders of Citi Cash Reserves, are incorporated by reference into this SAI and have been so incorporated in reliance upon the reports of KPMG LLP, the Fund’s independent registered accounting firm, as it pertains to the fiscal year ended August 31, 2005. Fiscal years prior to August 31, 2005 were audited by other independent registered public accounting firm.

          The audited financial statements of Citi U.S. Treasury Reserves (Statement of Assets and Liabilities as of August 31, 2005, Statement of Operations for the year ended August 31, 2005, Statements of Changes in Net Assets for the years ended August 31, 2004 and 2005, Financial Highlights for each of the years in the five-year period ended August 31, 2005, Notes to Financial Statements and Report of Independent Registered Public Accounting Firm) and of U.S. Treasury Reserves Portfolio (Schedule of Investments as of August 31, 2005, Statement of Assets and Liabilities as of August 31, 2005, Statement of Operations for the year ended August 31, 2005, Statements of Changes in Net Assets for the years ended August 31, 2004 and 2005, Financial Highlights for each of the years in the five-year period ended August 31, 2005, Notes to Financial Statements and Report of Independent Registered Public Accounting Firm), each of which is included in the Annual Report to Shareholders of Citi U.S. Treasury Reserves, are incorporated by reference into this SAI and have been so incorporated in reliance upon the report of KPMG LLP, the Fund’s independent registered public accounting firm.

          The audited financial statements of Citi Tax Free Reserves (Statement of Assets and Liabilities as of August 31, 2005, Statement of Operations for the year ended August 31, 2005, Statements of Changes in Net Assets for the years ended August 31, 2004 and 2005, Financial Highlights for each of the years in the five-year period ended August 31, 2005, Notes to Financial Statements and Report of Independent Registered Public Accounting Firm) and of Tax Free Reserves Portfolio (Schedule of Investments as of August 31, 2005, Statement of Assets and Liabilities as of August 31, 2005, Statement of Operations for the year ended August 31, 2005, Statements of Changes in Net Assets for the years ended August 31, 2004 and 2005, Financial Highlights for each of the years in the five-year period ended August 31, 2005, Notes to Financial Statements and Report of Independent Registered Public Accounting Firm), each of which is included in the Annual Report to Shareholders of Citi Tax Free Reserves, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the report of KPMG LLP, the Fund’s independent registered public accounting firm.

          The audited financial statements of California Tax Free Reserves (Statement of Investments as of August 31, 2005, Statement of Assets and Liabilities as of August 31, 2005, Statement of Operations for the year ended August 31, 2005, Statements of Changes in Net Assets for the years ended August 31, 2004 and 2005, Financial Highlights for each of the years in the five-year period ended August 31, 2005, Notes to Financial Statements and Report of Independent Registered Public Accounting Firm), which are included in the Annual Report to Shareholders of California Tax Free Reserves, are incorporated by reference into this SAI and have been so incorporated in reliance upon the report of KPMG LLP, the Fund’s independent registered public accounting firm.

          The audited financial statements of Connecticut Tax Free Reserves (Statement of Investments as of August 31, 2005, Statement of Assets and Liabilities as of August 31, 2005, Statement of Operations for the year ended August 31, 2005, Statements of Changes in Net Assets for the years ended August 31, 2004 and 2005, Financial Highlights for each of the years in the five-year period ended August 31, 2005, Notes to Financial Statements and Report of Independent Registered Public Accounting Firm), which are included in the Annual Report to Shareholders of Connecticut Tax Free Reserves, are incorporated by reference into this SAI and have been so incorporated in reliance upon the report of KPMG LLP, the Fund’s independent registered public accounting firm.

          The audited financial statements of New York Tax Free Reserves (Statement of Investments as of August 31, 2005, Statement of Assets and Liabilities as of August 31, 2005, Statement of Operations for the year ended August 31, 2005, Statements of Changes in Net Assets for the years ended August 31, 2004 and 2005, Financial Highlights for each of the years in the five-year period ended August 31, 2005, Notes to Financial Statements and Report of Independent Registered Public Accounting Firm), which are included in the Annual Report to Shareholders of New York Tax Free Reserves, are incorporated by reference into this SAI and have been so incorporated in reliance upon the report of KPMG LLP, the Fund’s independent registered public accounting firm.

          A copy of each of the Annual Reports accompanies this SAI.

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APPENDIX A

RATINGS OF MUNICIPAL OBLIGATIONS*

          The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

Description of Moody’s Investors Service, Inc.’s Three Highest Municipal Long-Term Ratings:

          AAA—Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          AA—Issuers or issues rated As demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          A—Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a midrange ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s Two Highest Ratings of US Municipal Short-Term Debt and Demand Obligation:

          In municipal debt issuance, Moody’s has three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels-MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

          MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

          MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

          MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

          The demand obligation rating represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. VMIG rating expirations are a function of each issue’s specific structural or credit features.

          VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

          VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

          VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

Description of Standard & Poor’s Ratings Group’s Three Highest Long-Term Issue Ratings:

          Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

*

As described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

          The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

          AAA—An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

          AA—An obligation rated “AA” differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial obligations is very strong.

          A—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

          Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Description of Standard & Poor’s Ratings Group’s Two Highest Ratings of Notes:

          A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

          Note rating symbols are as follows:

          SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

          SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Description of Standard & Poor’s Ratings Group’s Two Highest Commercial Paper Ratings:

          A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from ‘A’for the highest quality obligations to ‘D’ for the lowest. Descriptions of certain of the ‘A’ categories are as follows:

          A-1—This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

          A-2—Capacity for timely payment on issues with this designation is satisfactory. however, the relative degree of safety is not as high as for issues designated ‘A-1’.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

          Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure.

          The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, “AAA/A-+”). With short-term demand debt, note rating symbols are used with the commercial paper rating symbols (for example, “SP-+/A-+”).

Description of Fitch Ratings’ Two Highest International Long-Term Credit Ratings:

          International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

          Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

          AAA—Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

          AA—Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

          The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1.” (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Description of Fitch Ratings’ Two Highest International Short-Term Credit Ratings:

          The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

          F1—Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

          F2—Good Credit Quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

APPENDIX B

ADDITIONAL INFORMATION CONCERNING
CALIFORNIA MUNICIPAL OBLIGATIONS

          The following information is a summary of special factors affecting investments in California municipal obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State of California (the “State”) and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based on information from official statements relating to offerings of California issuers. Any estimates of future results and other projections are statements of opinion based on available information at the time made and are subject to risks and uncertainties which may cause actual results to differ materially. None of the funds has independently verified, and none is responsible for, the accuracy or timeliness of this information.

ECONOMY GENERALLY

          California’s economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. In early 2001, California’s economy slipped into a recession, which was concentrated in the State’s high-tech sector and, geographically, in the San Francisco Bay Area. The economy has since recovered with 336,000 jobs gained between July 2003 and March 2005 compared with 367,000 jobs lost between January 2001 and July 2003.

          The State’s July 1, 2004 population of over 36 million represented over 12 percent of the total United States population. California’s population is concentrated in metropolitan areas. As of the April 1, 2000 census, 97 percent resided in the 25 Metropolitan Statistical Areas in the State. As of July 1, 2004, the 5-county Los Angeles area accounted for 49 percent of the State’s population, with over 17.0 million residents, and the 11-county San Francisco Bay Area represented 20 percent, with a population of over 7.0 million.

          Both the California economy and the national economy improved in 2004 and the first quarter of 2005. Growth of national economic output was close to a 20-year high in 2004. Economic growth slowed slightly in the first quarter of 2005. For the third consecutive year, California economic output grew more quickly than national economic output in 2004. In addition, both state personal income and taxable sales grew almost twice as fast in 2004 than in 2003. Also, made-in-California exports rebounded, and state job growth picked up. Average monthly job gains were somewhat smaller in the first five months 2005 than in 2004. Made-in-California exports continued to exceed year-ago levels in the first quarter but by a smaller amount than in 2004.

          Adjusted for inflation, California economic output grew by 5.1 percent in 2004, the 11th-best performance of the 50 states. By comparison, output of the national economy grew by 4.4 percent. California total personal income grew by 6.3 percent in 2004, after growing by only 3.1 percent in 2003. The corresponding gains for wage and salary income were 5.7 percent and 2.5 percent. State personal income and wages and salaries were 7.1 percent and 7.8 percent higher, respectively, in the first quarter of 2005 than a year earlier. Statewide taxable sales were 7.3 percent higher in 2004 than in 2003; a year earlier the gain was 4.3 percent. California exports increased by 17 percent in 2004 and were about 5 percent higher in the first quarter of 2005 than a year earlier. Exports of computer and electronic products, transportation equipment, and machinery (except electrical) accounted for about three-quarters of the gain in total exports in 2004 but only 10 percent of the total gain in the first quarter of 2005. The average level of non-farm payroll employment was 1.0 percent higher in 2004 than in 2003 and 1.7 percent higher in the first five months of 2005 than a year earlier. The state unemployment rate was 5.3 percent in May 2005, down from 6.0 percent in December 2004 and 6.3 percent in May 2004. The national unemployment rate in May 2005 was 5.1 percent.

          Residential and private nonresidential construction rose in the State in 2004, but residential construction, as measured by the number of units for which permits were issued, fell slightly in the first five months of 2005, while the value of nonresidential permits continued to grow strongly. Except for new service stations and office space, where permit valuation fell by 9 percent and 5 percent, respectively, the gains in nonresidential construction were widespread across the various types of nonresidential buildings.

          Existing home sales were up 3.8 percent and median prices were up 21.4 percent in the State in 2004. In May 2005, the median price of existing homes sold was $522,590, a new record. Sales were down 2.1 percent from a year earlier.

          The 2005-06 May Revision projects U.S. output growth will slow somewhat in 2005 and again in 2006. California personal income growth is expected to slow somewhat in 2005 before increasing slightly in 2006.

CONSTITUTIONAL LIMITS ON SPENDING AND TAXES

State Appropriations Limit

          The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the “Appropriations Limit”). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

          Article XIII B prohibits the State from spending “appropriations subject to limitation” in excess of the Appropriations Limit. “Appropriations subject to limitation,” with respect to the State, are authorizations to spend “proceeds of taxes,” which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed “the cost reasonably borne by that entity in providing the regulation, product or service,” but “proceeds of taxes” exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not “proceeds of taxes,” such as reasonable user charges or fees and certain other non-tax funds.

          There are various types of appropriations excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may also be exceeded in cases of emergency.

          The Appropriations Limit in each year is based on the Appropriations Limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college (“K-14”) districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate “proceeds of taxes” received over such two-year period above the combined Appropriations Limits for those two years, is divided equally between transfers to K-14 districts and refunds to taxpayers.

          The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor’s Budget, and thereafter to be subject to the budget process and established in the Budget Act.

          As of the enactment of the 2005 Budget Act, the Department of Finance projected the Appropriations Subject to Limit to be $7.555 billion and $11.331 billion under the Appropriations Limit in fiscal years 2004-05 and 2005-06, respectively.

Proposition 98

          On November 8, 1988, the voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the “Classroom Instructional Improvement and Accountability Act.” Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum amount of General Fund revenues. Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990) guarantees K-14 schools the greater of: (a) in general, a fixed percentage of General Fund revenues (“Test 1”), (b) the amount appropriated to K- 14 schools in the prior year, adjusted for changes in State per capita personal income and enrollment (“Test 2”), or (c) a third test, which replaces Test 1 and Test 2 in any year that the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income (“Test 3”).

          Legislation adopted prior to the end of the 1988-89 fiscal year implementing Proposition 98 determined the K-14 schools’funding guarantee under Test 1 to be 40.7 percent of General Fund tax revenues, based on 1986-87 appropriations. However, this percentage has since been adjusted to approximately 39.0 percent of 1986-87 appropriations to account for subsequent changes in the allocation of local property taxes, since these changes altered the share of General Fund revenues received by schools. The Proposition 98 guarantee has typically been calculated under Test 2. Under Test 3, however, schools receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus 0.5 percent. If Test 3 is used in any year, the difference between Test 3 and Test 2 becomes a “credit” (called the “maintenance factor”) to schools and is paid to them in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

          The Proposition 98 guarantee is funded from two sources: local property taxes and the General Fund. Any amount not funded by local property taxes is funded by the General Fund. Thus, local property tax collections represent an offset to General Fund costs in a Test 2 or Test 3 year.

          Proposition 98 also contains provisions for the transfer of certain State tax revenues in excess of the Article XIII B limit to K-14 schools in Test 1 years when additional moneys are available. No such transfers are anticipated during fiscal year 2005-06.

          The 2005 Budget Act reflects General Fund Proposition 98 expenditures in fiscal years 2003-04 through 2005-06. The Budget includes full funding for statutory growth (0.69 percent) and COLA (4.23 percent) adjustments, and also reflects the deferral of Proposition 98 expenditures of $1.297 billion from fiscal years 2003-04 to 2004-05, $1.283 billion from fiscal years 2004-05 to 2005-06, and $1.303 billion from fiscal years 2005-06 to 2006-07.

          Proposition 98 permits the Legislature, by a two-thirds vote of both houses (on a bill separate from the Budget Act), and with the Governor’s concurrence, to suspend the K-14 schools’ minimum funding guarantee for a one-year period. Restoration of the Proposition 98 funding level to the level that would have been required in the absence of such a suspension occurs over future fiscal years according to a specified State Constitutional formula.

          Legislation related to the 2004 Budget Act suspended the Proposition 98 minimum guarantee. At the time the 2004 Budget Act was enacted, this suspension was estimated to be $2.004 billion. However, subsequent growth in General Fund revenue has increased the estimated 2004-05 Proposition 98 guarantee calculation by an additional $1.823 billion, bringing the total value of the suspension to $3.827 billion. The 2005 Budget Act does not include additional 2004-05 Proposition 98 appropriations. This suspended amount is added to the existing maintenance factor, for a total estimated maintenance factor balance of $3.84 billion at the end of fiscal year 2005-06. As the factors used to determine this amount for fiscal year 2004-05 are not yet fixed, this amount may change and will be re-estimated as of the 2006-07 Governor’s Budget, in January 2006. The maintenance factor balance is required to be restored to the Proposition 98 budget over future years as explained above. Therefore, suspending the minimum funding guarantee provides ongoing General Fund savings over multiple fiscal years until the maintenance factor is fully repaid.

          Appropriations for fiscal years 2002-03 and 2003-04 are currently estimated to be $473.6 million and $583.9 million, respectively, below the amounts required by Proposition 98 because of increases in State tax revenues above previous estimates. Legislation enacted in August 2004 annually appropriates $150 million per year, beginning in fiscal year 2006-07, to repay prior year Proposition 98 obligations through the 2003-04 fiscal year, including $250.8 million owed from the 1995-96 and 1996-97 fiscal years, until these obligations are fully repaid. The current estimate of the remaining obligation is $1.292 billion. The 2005-06 budget funds $16.8 million toward these settle-up obligations, which will reduce the first 2006-07 settle-up appropriation, from $150 million to $133.2 million.

STATE INDEBTEDNESS AND OTHER OBLIGATIONS

General

          The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

Capital Facilities Financing

          General Obligation Bonds

          The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

          As of November 1, 2005, the State had outstanding $46,863,422,000 aggregate principal amount of long-term general obligation bonds of which $34,453,002,000 were payable primarily from the State’s General Fund, and $12,410,420,000 were payable from other revenue sources. As of November 1, 2005, there were unused voter authorizations for the future issuance of $34,695,211,000 of long-term general obligation bonds. This latter figure consists of $19,422,331,000 of general obligation bonds which are authorized by State finance committees to be issued initially as commercial paper notes, described below, and $15,272,880,000 of other authorized but unissued general obligation bonds. Of the unissued amount, $4,757,105,000 is for bonds payable from other revenue sources (of which $115,570,000 is authorized for commercial paper notes).

          General obligation bond law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. The State had outstanding $6,374,565,000 variable rate general obligation bonds (which includes the economic recovery bonds), representing about 13.6 percent of the State’s total outstanding general obligation bonds as of November 1, 2005. The State issued an additional $1,000,000,000 of variable rate general obligation bonds on November 17, 2005, bringing the percentage of variable rate bonds to about 15.7 percent.

          The Legislature has approved approximately $600 million of new bond authorization, for library construction, to be placed on the June 2006 primary election ballot. A $9.95 billion bond measure for high speed rail projects has been placed on the November 2006 general election ballot but legislation is pending to defer this measure until at least 2008. Additional bond proposals may also be added to the 2006 primary or general election ballots.

          Commercial Paper Program

          Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issues, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. The State issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes. Commercial paper notes are deemed issued upon authorization by the respective finance committees, whether or not such notes are actually issued. Pursuant to the terms of the bank credit agreement presently in effect, the general obligation commercial paper program may have up to $1.5 billion in aggregate principal and interest commitments outstanding at any time. This amount may be increased or decreased in the future. As of November 1, 2005, the finance committees had authorized the issuance of up to $19,422,331,000 of commercial paper notes and, as of that date, $1,171,950,000 aggregate principal amount of general obligation commercial paper notes were outstanding.

          Lease-Purchase Obligations

          In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease that provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State’s lease obligation, which are then marketed to investors. Under applicable court decisions, such lease arrangements do not constitute the creation of “indebtedness” within the meaning of the State Constitutional provisions that require voter approval. “Lease-purchase obligation” or “lease-purchase financing” means principally bonds or certificates of participation for capital facilities where the rental payments providing the security are a direct or indirect charge against the General Fund and also includes revenue bonds for a State energy efficiency program secured by payments made by various State agencies under energy service contracts. Certain of the lease-purchase financings are supported by special funds rather than the General Fund. The State had $7,803,215,074.62 General Fund-supported lease-purchase obligations outstanding as of November 1, 2005. The State Public Works Board, which is authorized to sell lease revenue bonds, had $3,164,643,000 authorized and unissued as of November 1, 2005. In addition, as of that date, certain joint powers authorities were authorized to issue approximately $81,000,000 of revenue bonds to be secured by State leases.

          Non-Recourse Debt

          Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. State agencies and authorities had $47,299,610,438 aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of June 30, 2005.

Pension Obligation Bonds

          Pursuant to the California Pension Restructuring Bond Act of 2004, Government Code Section 16940, et seq. (the “Restructuring Bond Act”), the State proposes to issue $560 million of pension obligation bonds, yielding a net benefit to the General Fund of $525 million, to make future contributions to the California Public Employees’ Retirement System (“CalPERS”). The payment of the debt service on the pension obligation bonds will be payable from the General Fund. As with previous proposed pension bond issuances (as described below), the proposed pension obligation bonds is the subject of a validation action brought by the Pension Obligation Bond Committee for and on behalf of the State.

          Pursuant to the Restructuring Bond Act, the Committee authorized the issuance of bonds to pay a portion of the State’s pension obligation for fiscal year 2004-05 or a subsequent fiscal year. The Committee initiated a validation action seeking court determination that the bonds would not be in violation of the Constitutional debt limit because the proceeds of the bonds would be used to pay the State’s employer contribution obligation to CalPERS, which is an “obligation imposed by law.” The validation action was challenged in the court by the Pacific Legal Foundation, and this legal challenge prevented the issuance of the pension obligation bonds in time to pay the pension contribution during fiscal year 2004-05. The issuance of 2005-06 pension obligation bonds is also subject to this challenge. After a trial in the Sacramento County Superior Court, the judge ruled on November 15, 2005 that the bonds were not valid. The Committee intends to appeal, but the time required for such an appeal makes it unlikely the pension bonds can be issued in time to make fiscal year 2005-06 contributions to Ca1PERS.

          The Restructuring Bond Act limits the maximum amount of bonds that can be issued to no more than one-third of the 20 years savings expected to result from restructuring the State’s pension programs, estimated at $560 million. Chapter 215, Statutes 2004, includes reforms to the State’s pension obligations, which the Administration estimates will reduce pension costs in a cumulative amount of $1.7 billion over the next 20 years. These reforms place all new hires to the State in miscellaneous and industrial retirement categories (approximately 70 percent of all new hires) into an alternate retirement program whereby they contribute to a defined contribution pension for the first two years of state service. During this time, the State makes no contributions to CalPERS on their behalf.

Economic Recovery Bonds

          The California Economic Recovery Bond Act (“Proposition 57”) was approved by the voters at the statewide primary election on March 2, 2004. Proposition 57 authorizes the issuance of up to $15 billion in economic recovery bonds to finance the negative General Fund reserve balance as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004. Repayment of the economic recovery bonds is secured by a pledge of revenues from a one-quarter cent increase in the State’s sales and use tax starting July 1, 2004. In addition, as voter-approved general obligation bonds, the economic recovery bonds are secured by the State’s full faith and credit. However, moneys in the General Fund will only be used in the event the dedicated sales and use tax revenue is insufficient to repay the bonds. All proceeds from this quarter cent sales tax in excess of the amounts needed, on a semiannual basis, to pay debt service and other required costs of the bonds are required to be applied to the early retirement of the bonds. In addition, the following sources of funds are required to be used for early retirement of bonds: (1) fifty percent of each annual deposit, up to $5 billion in the aggregate, of future deposits in the reserve fund created by the Balanced Budget Amendment, and (ii) all proceeds from the sale of surplus State property.

          The State has issued $10.896 billion principal amount of economic recovery bonds, resulting in the deposit of net proceeds to the General Fund of approximately $11.254 billion during the 2003-04 fiscal year (of which, for budgetary purposes, approximately $9.242 billion was applied to the 2002-03 fiscal year and approximately $2.012 billion has been applied to offset fiscal year 2004-05 General Fund expenditures). The State may issue the remainder of authorized economic recovery bonds at any time in the future, but the 2005 Budget Act assumes no economic recovery bonds will be issued in fiscal year 2005-06.

Tobacco Settlement Revenue Bonds

          In 1998 the State signed a settlement agreement with the four major cigarette manufacturers. Under the settlement agreement, the cigarette manufacturers agreed to make payments to the State in perpetuity, which payments amount to approximately $25 billion (subject to adjustments) over the first 25 years. Under a separate Memorandum of Understanding, half of the payments made by the cigarette manufacturers will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose). The specific amount to be received by the State and local governments is subject to adjustment. Details in the settlement agreement allow reduction of the manufacturers’payments for decreases in cigarette shipment volumes by the settling manufacturers, payments owed to certain “Previously Settled States” and certain types of offsets for disputed payments, among other things. However, settlement payments are adjusted upward each year by at least 3 percent for inflation, compounded annually.

          Chapter 414, Statutes of 2002, enacted Government Code Sections 63049 to 63049.5 (the “Tobacco Securitization Law”), which authorized the establishment of a special purpose trust to purchase those assets. The bill also authorized that entity to issue revenue bonds secured by the tobacco settlement revenues received beginning in the 2003-04 fiscal year. An initial sale of 56.57 percent of the State’s tobacco settlement revenues producing $2.5 billion in proceeds was completed in January 2003.

          A second sale of the remaining 43.43 percent of the State’s tobacco settlement revenues, which produced $2.264 billion in proceeds, was completed in September 2003 (Series 2003B). Chapter 225, Statutes of 2003, amended the Tobacco Securitization Law to require the Governor to request an appropriation in the annual Budget Act to pay debt service and other related costs of the tobacco settlement revenue bonds secured by the second (and only the second) sale of tobacco settlement revenues when such tobacco settlement revenues are insufficient therefor. The Legislature is not obligated to make any such requested appropriation. In August, 2005, the Series 2003B Bonds were refinanced, retaining all of the covenants of the original issue, including the covenant regarding the request for a General Fund appropriation in the event tobacco revenues fall short. In return for providing this covenant, the State was paid a credit enhancement fee of $525 million as part of the refinancing.

          Tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of the State or of any political subdivision is or shall be pledged to the payment of any such bonds.

Cash Flow Borrowings

          As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued revenue anticipation notes (“Notes” or “RANs”) in 19 of the last 20 fiscal years to partially fund timing differences between receipts and disbursements, as the majority of General Fund revenues are received in the last part of the fiscal year. By law, RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued revenue anticipation warrants (“RAWs”), which can mature in a subsequent fiscal year. RANs and RAWs are both payable from any “Unapplied Money” in the General Fund of the State on their maturity date, subject to the prior application of such money in the General Fund to pay Priority Payments. “Priority Payments” are payments as and when due to: (i) support the public school system and public institutions of higher education (as provided in Section 8 of Article XVI of the Constitution of the State), (ii) pay principal of and interest on general obligation bonds and general obligation commercial paper notes of the State, (iii) provide reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings therefrom pursuant to California Government Code Sections 16310 or 16418; and (iv) pay State employees’ wages and benefits, State payments to pension and other State employee benefit trust funds, State Medi-Cal claims, and any amounts determined by a court of competent jurisdiction to be required to be paid with State warrants that can be cashed immediately.

SOURCES OF TAX REVENUE

          The following is a summary of the State’s major revenue sources. The 2005 Budget Act estimates of General Fund tax revenues have increased by 6.8 percent in fiscal year 2004-05 and are projected to increase by 5.7 percent in fiscal year 2005-06.

Personal Income Tax

          The California personal income tax, which accounts for a significant portion of General Fund tax revenues, is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1.0 percent to 9.3 percent. The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income. Personal, dependent and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax (“AMT”), which is much like the federal AMT. The personal income tax structure is considered to be highly progressive. For example, the Franchise Tax Board indicates that the top 1 percent of taxpayers paid 38.7 percent of the total personal income tax in tax year 2003.

          Proposition 63, approved by the voters in the November 2004 election, imposes a 1 percent surcharge on taxpayers with taxable income over $1 million. The proceeds of the tax surcharge are required to be used to expand county mental health programs.

          Taxes on capital gains realizations and stock options, which are largely linked to stock market performance, can add a significant dimension of volatility to personal income tax receipts. Capital gains and stock option tax receipts have accounted for as much as 24.7 percent and as little as 5.6 percent of General Fund revenues in the last ten years. The 2005-06 May Revision estimates that capital gains and stock option tax receipts will account for 10.8 percent of General Fund revenues in each of fiscal years 2004-05 and 2005-06.

Sales Tax

          The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

          As of January 1, 2005, the breakdown of the base state and local sales tax rate of 7.25 percent is as follows:

•	5 percent imposed as a state General Fund tax;

•	0.5 percent dedicated to local governments for health and welfare program realignment (Local Revenue Fund);

•	0.5 percent dedicated to local governments for public safety services (Local Public Safety Fund);

•	1 percent local tax imposed under the Uniform Local Sales and Use Tax Law, with 0.25 percent dedicated to county transportation purposes and 0.75 percent for city and county general-purpose use; and

•	0.25 percent deposited into the Fiscal Recovery Fund to repay the state’s economic recovery bonds (the “Special Sales Tax”).

          Existing law provides that 0.25 percent of the basic 5 percent state tax rate may be suspended in any calendar year upon certification by the Director of Finance by November 1 in any year in which both of the following occur: (1) the General Fund reserve (excluding the revenues derived from the 0.25 percent sales and use tax rate) is expected to exceed 3 percent of revenues in that fiscal year (excluding the revenues derived from the 0.25 percent sales and use tax rate) and (2) actual revenues for the period May 1 through September 30 equal or exceed the May Revision forecast. The 0.25 percent rate will be reinstated the following year if the Director of Finance subsequently determines conditions (1) or (2) above are not met for that fiscal year. The Department of Finance estimates that the reserve level will be insufficient to trigger a reduction for calendar year 2006.

          Existing law provides that the Special Sales Tax will be collected until the first day of the calendar quarter at least 90 days after the Director of Finance certifies that all economic recovery bonds and related obligations have been paid or retired or provision for their repayment has been made or enough sales taxes have been collected to pay all economic recovery bonds and related obligations to final maturity. At such time the Special Sales Tax will terminate and the city and county portion of taxes under the Uniform Local Sales and Use Tax will be automatically increased by 0.25 percent.

          Senate Constitutional Amendment No. 4, approved by the voters as Proposition 1A in the November 2004 election, amended the state Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by restricting the state from lowering the local sales tax rate or changing the allocation of local sales tax revenues without meeting certain conditions.

Corporation Tax

Corporation tax revenues are derived from the following taxes:

1.

The franchise tax and the corporate income tax are levied at an 8.84 percent rate on profits. The former is imposed on corporations for the privilege of doing business in California, while the latter is imposed on corporations that derive income from California sources but are not sufficiently present to be classified as doing business in the state.

2.

Banks and other financial corporations are subject to the franchise tax plus an additional tax at the rate of 2 percent on their net income. This additional tax is in lieu of personal property taxes and business license taxes.

3.	The AMT is similar to that in federal law. In general, the AMT is based on a higher level of net income computed by adding back certain tax preferences. This tax is imposed at a rate of 6.65 percent.

4.

A minimum franchise tax of up to $800 is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax. New corporations are exempted from the minimum franchise tax for the first two years of incorporation.

5.	Sub-Chapter S corporations are taxed at 1.5 percent of profits.

          On February 23, 2004, the U.S. Supreme Court denied the Franchise Tax Board’s appeal requesting review of the decision in Farmer Brothers Company v. Franchise Tax Board, a tax refund case which involved the deductibility of corporate dividends. The exact amount and timing of such refunds is yet to be determined, although potential revenue losses could total $400 million over several fiscal years through 2007-08 (some revenue gains are expected in fiscal years after that). These revenue losses are included in state budget projections for fiscal years 2004-05 and 2005-06.

Insurance Tax

          The majority of insurance written in California is subject to a 2.35 percent gross premium tax. For insurers, this premium tax takes the place of all other state and local taxes except those on real property and motor vehicles. Exceptions to the 2.35 percent rate are certain pension and profit-sharing plans which are taxed at the lesser rate of 0.5 percent, surplus lines and nonadmitted insurance at 3 percent and ocean marine insurers at 5 percent of underwriting profits.

Estate Tax; Other Taxes

          The California estate tax is based on the state death tax credit allowed against the federal estate tax. The California estate tax is designed to pick up the maximum credit allowed against the federal estate tax return. The federal Economic Growth and Tax Relief Reconciliation Act of 2001 (the “Economic Growth and Tax Relief Reconciliation Act”) phases out the federal estate tax by 2010. As a consequence, the Economic Growth and Tax Relief Reconciliation Act resulted in the reduction of the state estate tax revenues by 25 percent in calendar year 2002, 50 percent in calendar year 2003, and 75 percent in calendar year 2004, and the elimination of the state estate tax beginning in calendar year 2005. The provisions of this federal act sunset after 2010. At that time, the federal estate tax will be reinstated along with the state’s estate tax, unless future federal legislation is enacted to make the provisions permanent.

          Other General Fund major taxes and licenses include: Inheritance and Gift Taxes; Cigarette Taxes; Alcoholic Beverage Taxes; Horse Racing License Fees and Trailer Coach License Fees.

          Special Fund Revenues

          The California Constitution and statutes specify the uses of certain revenue. Such receipts are accounted for in various special funds. In general, special fund revenues comprise three categories of income:

•	Receipts from tax levies which are allocated to specified functions, such as motor vehicle taxes and fees and certain taxes on tobacco products.

•	Charges for special services to specific functions, including such items as business and professional license fees.

•	Rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties).

          Motor vehicle related taxes and fees accounted for about 40 percent of all special fund revenues in fiscal year 2003-04. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and vehicle license fees. During fiscal year 2003-04, $7.7 billion was derived from the ownership or operation of motor vehicles. About $3.2 billion of this revenue was returned to local governments. The remainder was available for various state programs related to transportation and services to vehicle owners.

          Taxes on Tobacco Products

          As a result of Proposition 99, approved by the voters in 1988, and Proposition 10, approved by the voters in 1998, the state imposes an excise tax on cigarettes of 87 cents per pack and the equivalent rates on other tobacco products. Tobacco product excise tax revenues are earmarked as follows:

1.

Fifty cents of the per-pack tax on cigarettes and the equivalent rate levied on non-cigarette tobacco products are deposited in the California Children and Families First Trust Fund and are allocated primarily for early childhood development programs.

2.

Twenty-five cents of the per-pack tax on cigarettes and the equivalent rates levied on non-cigarette tobacco products are allocated to the Cigarette and Tobacco Products Surtax Fund. These funds are appropriated for anti-tobacco education and research, indigent health services, and environmental and recreation programs.

3.	Ten cents of the per-pack tax is allocated to the state’s General Fund.

4.	The remaining two cents of the per-pack tax is deposited into the Breast Cancer Fund.

Local Governments

          The primary units of local government in California are the counties, which range in population from 1,200 in Alpine County to approximately 10 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 478 incorporated cities in California and thousands of special districts formed for education, utilities, and other services. The fiscal condition of local governments has been constrained since Proposition 13, which added Article XIII A to the State Constitution (“Proposition 13”), was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another initiative constitutional amendment enacted in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local government entities, while they have been required to maintain many services.

          In the aftermath of Proposition 13, the state provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties.

          The 2004 Budget Act, related legislation and the enactment of Senate Constitutional Amendment No. 4 (described below) dramatically changed the state-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the “state-local agreement”) in connection with the 2004 Budget Act. One change relates to the reduction of the vehicle license fees (“VLF”) rate from 2 percent to 0.65 percent of the market value of the vehicle. In order to protect local governments, which have previously received all VLF revenues, the reduction in VLF revenue to cities and counties from this rate change was replaced by an increase in the amount of property tax they receive. Under the state-local agreement and implementing legislation, for fiscal years 2004-05 and 2005-06 only, the replacement property taxes that cities and counties receive are reduced by $700 million. In future years, local governments will receive the full value of the VLF revenue. Also for these two fiscal years, redevelopment agencies are required to shift $250 million, and special districts to shift $350 million, in property tax revenues they would otherwise receive to schools.

          As part of the state-local agreement, Senate Constitutional Amendment No. 4 was enacted by the Legislature and subsequently approved by the voters as Proposition 1A (“Proposition 1A”) at the November 2004 election. Proposition 1A amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by placing restrictions on the state’s access to local governments’property, sales, and vehicle license fee revenues as of November 3, 2004. Beginning with fiscal year 2008-09, the state will be able to borrow up to 8 percent of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe state fiscal hardship, two-thirds of both houses of the Legislature approves the borrowing and the amount borrowed is required to be paid back within three years. The state also will not be able to borrow from local property tax revenues for more than 2 fiscal years within a period of 10 fiscal years, and only if previous borrowings have been repaid. In addition, the state cannot reduce the local sales tax rate or restrict the authority of the local governments to impose or change the distribution of the statewide local sales tax. Proposition 1A also prohibits the state from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. Beginning in fiscal year 2005-06, if the state does not provide funding for the activity that has been determined to be mandated, the requirement on cities, counties or special districts to abide by the mandate would be suspended. In addition, Proposition 1A expanded the definition of what constitutes a mandate to encompass state action that transfers to cities, counties and special districts financial responsibility for a required program for which the state previously had partial or complete responsibility. The state mandate provisions of Proposition 1A do not apply to schools or community colleges or to mandates relating to employee rights.

          Vehicle License Fee

          Prior to enactment of the 2004 Budget Act, VLF were assessed in the amount of two percent of a vehicle’s depreciated market value for the privilege of operating a vehicle on California’s public highways. A program to offset (or reduce) a portion of the VLF paid by vehicle owners was established by Chapter 322, Statutes of 1998. Beginning January 1, 1999, a permanent offset of 25 percent of the VLF paid by vehicle owners became operative. Various pieces of legislation increased the amount of the offset in subsequent years to the existing statutory level of 67.5 percent of two percent (resulting in an effective rate of 0.65 percent). This level of offset provided tax relief of $4.3 billion in fiscal year 2003-04.

          In connection with the offset of the VLF, the Legislature authorized appropriations from the state General Fund to “backfill” the offset so that local governments, which receive all of the vehicle license fee revenues, would not experience any loss of revenues. The legislation that established the VLF offset program also provided that if there were insufficient General Fund moneys to fully “backfill” the VLF offset, the percentage offset would be reduced proportionately (i.e., the license fee payable by drivers would be increased) to assure that local governments would not be disadvantaged. In June 2003, the Director of Finance under the Davis Administration ordered the suspension of VLF offsets due to a determination that insufficient General Fund moneys would be available for this purpose, and, beginning in October 2003, VLF paid by vehicle owners were restored to the 1998 level. However, the offset suspension was rescinded by Governor Schwarzenegger on November 17, 2003, and offset payments to local governments resumed. Local governments received “backfill” payments totaling $3.80 billion in fiscal year 2002-03 and $3.1 billion in fiscal year 2003-04. In addition, the state-local agreement also provides for the repayment by August 2006 of the approximately $1.2 billion that was not received by local governments from July to October of 2003, which is the time period between the suspension of the offsets and the implementation of higher fees.

          Beginning in fiscal year 2004-05, the state-local agreement permanently reduced the VLF rate to 0.65 percent, and eliminated the General Fund offset program. The State Constitution, amended by the voter approval of Proposition 1A in the November 2004 election, codifies the obligation of the state to provide replacement revenues to local governments for revenues lost as a result of the decrease in VLF rate below the current level of 0.65 percent of the market value of the vehicle.

          The 2005-06 Budget Act provided for the early repayment, in fiscal year 2005-06, of the whole $1.2 billion in VLF backfill payments owed to local governments which took place in August, 2005.

          Trial Courts

          Prior to legislation enacted in 1997, local governments provided the majority of funding for the State’s trial court system. The legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties. The State’s trial court system will receive approximately $2 billion and $2.2 billion in State resources in fiscal years 2004-05 and 2005-06, respectively, and $475 million in resources from the counties in each fiscal year.

          Welfare System

          The entire statewide welfare system was changed in response to the change in federal welfare law enacted in 1996 (see “Welfare Reform”). Under the CalWORKs (defined below) program, counties are given flexibility to develop their own plans, consistent with State law, to implement the program and to administer many of its elements, with costs for administrative and supportive services capped at the 1996-97 levels. As noted above, counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified standards. Counties are still required to provide “general assistance” aid to certain persons who cannot obtain welfare from other programs.

Pension Trusts

          The three principal retirement systems in which the State participates are CalPERS, the California State Teachers’ Retirement System (“CalSTRS”) and the University of California Retirement System (“UCRS”). The assets and liabilities of the funds administered by these systems as well as certain other retirement funds administered by the State, are included in the financial statements of the State as fiduciary funds.

          CalPERS

          CalPERS administers the Public Employment Retirement Fund (“PERF”), which is a multiple-employer defined benefit plan. In addition to the State, employer participants, as of June 30, 2004, included 61 school employers and 1,443 other public agencies. As of the same date, PERF had 1,002,067 active and inactive program members and 413,272 benefit recipients. The payroll for State employees covered by PERF for fiscal year 2003-04 was approximately $12.7 billion.

          Employees, except those participating in the non-contributory, second tier plan (and who receive generally lower benefits) contribute to PERF based upon required contribution rates. Approximately 6.5 percent of the employees participate in the second tier plan. As part of a memorandum of understanding with the employee unions, the State agreed to suspend employee contributions for miscellaneous and industrial employees for fiscal years 2002-03 and 2003-04. The impact on the unfunded liability from suspending the employee contribution for two years was $354.5 million. These contributions will be repaid over the next thirty years through contributions toward the unfunded liability.

          Contributions to PERF are determined annually on an actuarial basis. Payments into PERF are made from the employer contributions, including the State, and employee contributions. State contributions are made from the General Fund, Special Funds, and Non-Governmental Cost Funds.

          The increased contributions from fiscal years 2000-01 through 2004-05 are primarily due to poor investment returns in the early 2000’s. However, beginning in fiscal year 2001-02, approximately $500 million of the annual increase is attributable to benefit enhancements enacted in 1999.

          The 2005 Budget Act includes an option for state miscellaneous and industrial retirement category employees to opt out of CalPERS, in which case the State will share the savings by augmenting employee pay with an amount equal to 50 percent of the normal cost for that employee. The 2005 Budget Act also assumes the issuance of $560 million of pension obligation bonds, yielding net proceeds of $525 million, to cover a portion of the State’s retirement obligations for fiscal year 2005-06.

          Each employer (including the State) contributes an amount equal to the sum of the normal cost and amortization of the unfunded actuarial accrued liability, if any. Actuarial valuations of the PERF are performed as of June 30 of each year. The most recent valuation, dated June 30, 2004, showed an actuarial accrued unfunded liability allocable to State employees of $12.7 billion. The actuarial valuation for PERF was based upon an assumed 7.75 percent investment return. The average net rate of return experienced by PERF over the past fifteen years, ten years and five years (in each case through fiscal year 2003-04) has been 9.6 percent, 9.7 percent, and 3.5 percent, respectively.

          On April 19, 2005, the Board of Directors of CalPERS adopted a new policy for calculating the actuarial value of assets, spreading market value asset gains and losses over 15 years (rather than the current 3 years) and changing the corridor limits for the actuarial value of assets from 90 percent-110 percent of market value to 80 percent -120 percent of market value. In addition, CalPERS will calculate the annual contribution amount with regard to gains and losses as a rolling 30 year amortization of all remaining unamortized gains or losses as opposed to the current 10 percent of such gains and losses. The effect of this policy will reduce the State’s fiscal year 2005-06 General Fund contribution to CalPERS by $152 million ($251.5 million from all funds) from what was originally budgeted for fiscal year 2005-06, substantially all due to the longer spreading periods. These changes do not reflect any of the Governor’s policy proposals in the same area.

          CalSTRS

          CalSTRS administers the Teacher’s Retirement Fund, which is an employee benefit trust fund created to administer the State Teachers’ Retirement Plan (“STRP”). STRP is a cost-sharing, multi employer, defined benefit pension plan that provides for retirement, disability and survivor benefits to teachers and certain other employees of the California public school system. The STRP is comprised of three programs: the Defined Benefit Program (“DB Program”), the Defined Benefit Supplement Program (“DBS”), and the Cash Balance Benefit Program. Within the DB Program there is also a Supplemental Benefits Maintenance Account (“SBMA”) which provides purchasing power protection for retired members. As of June 30, 2004, the DB Program had approximately 1,200 contributing employers, approximately 560,808 active and inactive program members and 193,245 benefit recipients.

          The State’s General Fund contributions to the DB Program and the SBMA are established by statute. The contribution rate to the DB Program is currently 2.017 percent of teacher payroll for the fiscal year ending in the immediately preceding calendar year. This percentage resulted in a $472 million contribution for fiscal year 2004-05. The contribution rate to the SBMA is currently 2.5 percent of teacher payroll for the fiscal year ending in the immediately preceding calendar year. This percentage resulted in a $585 million contribution for fiscal year 2004-05. In 2004, CalSTRS actuaries determined that there was an unfunded liability associated with the 1990 benefit structure and, as a result, the State was required to pay an additional 0.524 percent ($92 million from the General Fund) in fiscal year 2004-05 and one quarterly payment of $31 million in fiscal year 2005-06 to the DB Program. The 2004 valuation of CalSTRS found the 1990 benefit structure to be fully funded and the State will not be required to make this additional contribution in fiscal year 2005-06.

          Each employer contributes 8.25 percent of payroll, while employees contribute 8 percent of pay. Actuarial valuations of the DB Program are typically performed as of June 30 of odd-numbered years. However, CalSTRS agreed to perform an actuarial valuation as of June 30, 2004. This valuation showed an actuarial accrued unfunded liability of $24 billion. The actuarial valuation of the DB Program was based upon an assumed 8 percent investment return. The average net rate of return experienced by the DB Program over the past fifteen years, ten years and five years (in each case through fiscal year 2003-04) was 9.5 percent, 9.6 percent and 3.7 percent, respectively.

          UC Regents

          The University of California Retirement System consists of: (i) a retirement plan, which is a single employer defined benefit plan funded with university and employee contributions (“UCRP”); (ii) a voluntary early retirement incentive program, which is a defined benefit plan for employees who take early retirement (“PERS-VERIP”); and (iii) three defined benefit contributions plans. As of June 30, 2004, plan membership totaled 184,783, comprised of 123,717 active members, 21,328 inactive members, and 39,738 retirees and beneficiaries receiving benefits.

          The State does not make any contributions to the University of California Retirement System. As of June 30, 2004, employee and employer contributions were not required to UCRP and PERS-VERIP, due to the fully funded status of each plan.

          Post Retirement Benefits

          The State also provides post-employment health care and dental benefits to its employees, and recognizes these costs on a “pay-as-you-go” basis. The cost of these benefits in fiscal year 2005-06 is estimated at $895 million, in comparison to an estimated $796 million in fiscal year 2004-05 and $695 million for fiscal year 2003-04. As of June 30, 2004, approximately 120,900 retirees were enrolled to receive health benefits and 98,900 to receive dental benefits. The employer contribution for health premiums maintains the average 100/90 percent contribution formula established in Government Code. Under this formula, the State averages the premiums of the four largest health benefit plans in order to calculate the maximum amount the state will contribute toward the retiree’s health benefits. The State also contributes 90 percent of this average for the health benefits of each of the retiree’s dependents. Employees vest for this benefit after serving ten years with the State. With ten years of service credit, employees are entitled to 50 percent of the state’s full contribution. This rate increases by 5 percent per year and with 20 years of service, the employee is entitled to the full 100/90 formula.

          On June 21, 2004, GASB released its Governmental Accounting Standard Board Statement No. 45, Accounting and Financial Reporting by Employers for Post-employment Benefits Other Than Pensions (“Statement No. 45”). Statement No. 45 establishes standards for the measurement, recognition and display of post-employment healthcare as well as other forms of post-employment benefits, such as life insurance, when provided separately from a pension plan expense or expenditures and related liabilities in the financial reports of state and local governments. Under Statement No. 45, governments will be required to: (i) measure the cost of benefits, and recognize other post-employment benefits expense, on the accrual basis of accounting in periods that approximate employees’years of service; (ii) provide information about the actuarial liabilities for promised benefits associated with past services and whether, or to what extent, those benefits have been funded; and provide information useful in assessing potential demands on the employer’s future cash flows. Statement 45 reporting requirements are effective for the State in the fiscal year beginning July 1, 2007. To date, the State has not actuarially computed its liability for post-employment health care benefits.

Repayment of Energy Loans

          The Department of Water Resources of the State (“DWR”) borrowed $6.1 billion from the General Fund of the State for DWR’s power supply program between January and June 2001. DWR issued approximately $11.25 billion in revenue bonds in several series and in the fall of 2002 used the net proceeds of the revenue bonds to repay outstanding loans from banks and commercial lenders in the amount of approximately $3.5 billion and a loan from the General Fund in the amount of $6.1 billion plus accrued interest of approximately $500 million.

          The cost of the loans from the General Fund and the banks and commercial lenders that financed DWR’s power supply program costs during 2001 exceeded DWR’s revenues from the sale of electricity. Since that time, the power supply program has become self-supporting, and no additional loans from the General Fund are authorized. As of January 1, 2003, the DWR’s authority to enter into new power purchase contracts terminated, and the three major investor-owned electric utilities (the “IOUs”) resumed responsibility for obtaining electricity for their customers.

          The general purpose of the power supply program has been to provide to customers of the IOUs the portion of their power not provided by the IOUs. The primary source of money to pay debt service on the DWR revenue bonds is revenues derived from customers of the IOUs resulting from charges set by the California Public Utilities Commission. The DWR revenue bonds are not a debt or liability of the State and do not directly or indirectly or contingently obligate the State to levy or to pledge any form of taxation whatever therefor or to make any appropriation for their payment.

PRIOR FISCAL YEARS’ FINANCIAL RESULTS

          The California economy grew strongly between 1994 and 2000, generally outpacing the nation, and as a result, for the five fiscal years from 1995-96 to 1999-00, the General Fund tax revenues exceeded the estimates made at the time the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures. The State ended the 2000-2001 fiscal year with a budget reserve of $5.39 billion.

          However, during fiscal year 2001-02, the State experienced an unprecedented drop in revenues compared to the prior year. The three largest tax sources generated only $59.7 billion, a drop of over $13 billion from fiscal year 2000-01, the vast bulk of which was attributable to reduced personal income taxes from stock option and capital gains activity. This revenue shortfall (as well as the temporary delay in the issuance of the DWR power revenue bonds to reimburse the State for energy purchases during the energy crisis), resulted in a substantial budgetary deficit and cash flow difficulties. Despite a mid-year spending freeze for many State agencies and spending reductions and deferrals, the State ended fiscal year 2001-02 with a $2.1 billion negative fund balance.

2002 Budget Act

          The 2002-03 Governor’s Budget, released on January 10, 2002 (the “2002-03 Governor’s Budget”) projected a combined budget gap for fiscal years 2001-02 and 2002-03 of approximately $12.5 billion due, in part, to a decline in General Fund revenues attributable to the national economic recession combined with the stock market decline. Personal income tax receipts, which include stock option and capital gains realizations, continued to be affected by the slowing economy and stock market decline. By the time the 2002 Budget Act was signed by Governor Davis on September 5, 2002, the 2002 Budget Act projected a $23.6 billion gap between expenditures and resources. The spending gap was addressed through a combination of program reductions, inter-fund borrowings, fund shifts, payment deferrals, accelerations and transfers, debt service restructuring savings and modest tax changes.

          Within a few months after the 2002 Budget Act was adopted, it became evident that revenue projections incorporated in the 2002 Budget Act were substantially overstated and that certain program cost savings included in the 2002 Budget Act would not be realized.

          Despite mid-year budget adjustment legislation, totaling about $10.4 billion in spending reductions, deferrals and funding transfers (including a $1.1 billion deferral of K-12 education funding into the 2003-04 fiscal year), the State’s fiscal condition continued to deteriorate. The State ended fiscal year 2002-03 with a $7.5 billion negative fund balance.

2003 Budget Act

          The 2003-04 Governor’s Budget, released on January 10, 2003 (the “2003-04 Governor’s Budget”), projected a significant downward revision in State revenues. The 2003-04 Governor’s Budget projected revenues from the three largest tax sources to be about $61.7 billion in fiscal year 2002-03, more than $6 billion lower than projected in the 2002 Budget Act. The 2003-04 Governor’s Budget projected total revenues and transfers of $73.1 billion and $69.2 billion in fiscal years 2002-03 and 2003-04 respectively. The 2003-04 Governor’s Budget projected a $34.6 billion cumulative budget shortfall through June 30, 2004.

          By the time of the Governor’s May Revision, the cumulative budget shortfall estimates for fiscal years 2002-03 and 2003-04 had increased from $34.6 billion to $38.2 billion (in part due to the delay of the issuance of $2 billion tobacco securitization bonds).

          The 2003 Budget Act was adopted by the Legislature on July 29, 2003, along with a number of implementing measures, and signed by Governor Davis on August 2, 2003. Under the 2003 Budget Act, General Fund revenues were projected to increase 3.3 percent, from $70.9 billion in fiscal year 2002-03 to $73.3 billion in fiscal year 2003-04.

          The June 30, 2004 reserve was projected in the 2003 Budget Act to be just over $2 billion. This projection reflected the elimination of the $10.675 billion accumulated deficit through June 30, 2003 (as estimated in the 2003 Budget Act), through the issuance of long-term deficit recovery bonds (later approved as economic recovery bonds). The projection also assumed other external borrowings (including $929 million in pension bonds, which were not issued, and $2.3 billion in tobacco bonds, which were issued), as well the continued use of Proposition 98 and other payment deferrals, inter-fund borrowings, fund shifts, accelerations and transfers to address the deficit.

          The State ended fiscal year 2003-04 with a reserve of $1.7 billion.

2004 Budget Act

          The 2004 Budget Act was adopted by the Legislature on July 29, 2004, along with a number of implementing measures, and signed by the Governor on July 31, 2004. In approving the budget, the Governor vetoed $116 million in appropriations (including $80 million in General Fund appropriations). The 2004 Budget Act largely reflected the proposals contained in the 2004-05 May Revision, including the application for budgetary purposes of $2 billion of proceeds of the economic recovery bonds issued in fiscal year 2003-04.

          Under the 2004 Budget Act, General Fund revenues were projected to increase 3.6 percent, from $74.6 billion in fiscal year 2003-04 (which included approximately $2.3 billion in additional tobacco securitization bond proceeds) to $77.3 billion in fiscal year 2004-05. The revenue projections assumed a continuing rebound in California’s economy as reflected in several key indicators. Excluding the impact of the economic recovery bonds, General Fund expenditures were estimated to increase by 6.7 percent, from $75.6 billion in fiscal year 2003-04 to $80.7 billion in fiscal year 2004-05. The June 30, 2005 reserve was projected to be $768 million, compared to an estimated June 30, 2004 reserve of $2.198 billion.

          In summary, the 2004 Budget Act addressed a projected $13.9 billion budget shortfall through expenditure cuts ($4.0 billion or 28.7 percent), cost avoidance ($4.4 billion or 31.7 percent), fund shifts ($1.6 billion or 11.2 percent), loans or borrowing ($2.1 billion or 15.4 percent), and transfers and other revenue ($1.8 billion or 13.0 percent).

          The 2004 Budget Act contained the following major components:

1.

Rebasing Proposition 98 Minimum Funding Guarantee—The level of Proposition 98 appropriations was reset at a level approximately $2 billion less than would otherwise be required for fiscal year 2004-05 pursuant to legislation relating to the 2004 Budget Act.

2.

Higher Education—A new fee policy for higher education was implemented whereby future undergraduate and graduate level fee increases are tied to increases in per-capita personal income, with flexibility to increase fees by not more than an average of 10 percent a year over the next three years. Under the fee policy, graduate fees may increase at rates in excess of undergraduate fees until a 50 percent differential is achieved. In fiscal year 2004-05, fees were increased 14 percent for undergraduates and 20 percent for graduate students (25 percent for CSU graduate students majoring in non-teacher preparation programs). The new long-term policy is designed to ensure that public university students are protected from future dramatic fee increases as a consequence of declines in General Fund resources. The 2004 Budget Act included $750 million in various spending reductions for higher education from otherwise mandated levels.

3.

Health and Human Services—While the Administration proposed major reforms of the Medi-Cal program, any such reforms were expected to take at least one year to implement. As a result, the 2004 Budget Act did not include any savings attributed to Medi-Cal redesign. Other strategies independent of the Medi-Cal redesign were included in the 2004 Budget Act, such as the implementation of Medi-Cal rate increases for County Organized Health Systems and Pharmacy Reimbursement Realignment. In addition, increased work incentives under the CalWORKs program were proposed. The budget included $992 million in reductions in various social service programs from otherwise mandated levels. Based on updated projections of caseload and cost-per-case, these savings are now estimated to be $1 billion in fiscal year 2004-05.

4.

Pension Reform—The 2004 Budget Act eliminated State contributions to CalPERS on behalf of new State employees for the first two years of employment. In addition, the 2004 Budget Act assumed the issuance of $929 million pension obligation bonds to cover a portion of the State’s required contributions to Ca1PERS in fiscal year 2004-05. The pension bonds were not issued in fiscal year 2004-05 due to litigation delays.

5.

Substantially Reduced External Borrowings—As stated above, the 2004 Budget Act assumed the issuance of $929 million in pension obligation bonds to pay a portion of the pension obligations in fiscal year 2004-05. In addition, approximately $2 billion of economic recovery bond proceeds, which were deposited in the Deficit Recovery Fund, were used to offset fiscal year 2004-05 General Fund expenditures. In contrast, in fiscal year 2003-04, aggregate borrowings to address current expenses and accumulated deficits are estimated at $11.5 billion, including $2.3 billion of tobacco securitization proceeds and $9.2 billion of economic recovery proceeds (representing approximately $11.254 billion of total bond proceeds, less $2.012 billion deposited into the Deficit Recovery Fund for application in fiscal year 2004-05).

6.	Tax Relief—The 2004 Budget Act reflects the elimination of the VLF offset program beginning in fiscal year 2004-05.

7.

Indian Gaming—The 2004 Budget Act included $300 million in revenues as a result of the renegotiation of tribal gaming compacts and the negotiation of new compacts with tribes that wish to expand gaming activities. As described below, the State now assumes the receipt of only $19 million in such revenues in fiscal year 2004-05. The 2004 Budget Act authorized the State to sell an additional revenue stream received from payments made by certain Indian tribes to secure up to $1.5 billion of securities, the proceeds of which will be used by the State to repay prior transportation loans. As described below, pending litigation relating to the Indian gaming compacts has delayed the issuance of these securities.

8.

Other Revenue Enhancements and Expenditure Reductions—The 2004 Budget Act also included: (i) $1.206 billion in savings for the suspension of the Transportation Investment Fund (Proposition 42) transfer; (ii) $450 million in savings from deposits of punitive damages awards used to offset General Fund costs in fiscal year 2004-05; (iii) $206 million for spending reductions that would result from changes in the correctional system; and (iv) $150 million of additional savings pursuant to Control Section 4.10 of the 2004 Budget Act (which gives the Department of Finance the authority to reduce appropriations in certain circumstances). Current budget projections for fiscal year 2004-05 assume no savings from punitive damages.

          Fiscal Year 2004-05 Revised Estimates

          The May Revision of the 2005-06 Governor’s Budget, released on May 13, 2005, (the “2005-06 May Revision”) projected that the State would end fiscal year 2004-05 with a reserve of $6.073 billion, up approximately $5.305 billion from estimates made at the time of the 2004 Budget Act. Under the 2005-06 Budget Act, General Fund revenues and transfers for fiscal year 2004-05 are projected at $79.9 billion, an increase of $2.6 billion compared with 2004 Budget Act estimates. These revenue and transfer projections include the following significant adjustments since the 2004 Budget Act:

•	$3.779 billion increase in major tax revenues due to the improved economic forecast;

•	$281 million loss in revenues due to delays in renegotiations of tribal gaming compacts;

•	$577 million loss in revenues due to pending litigation contesting the issuance of pension obligation bonds (bond issuance is now assumed in fiscal year 2005-06); and

•

$3.457 billion gain to beginning balance for amnesty related payments, which is offset by a $1.364 billion loss in revenues related to refunds/accelerations related to amnesty revenues, as described below.

          Chapter 226, Statutes of 2004, created a personal income tax, corporate tax, and sales and use tax amnesty program for 2002 and prior years. Penalties were waived for taxpayers who applied for the amnesty during the amnesty period of February 1, 2005 to March 31, 2005. The effect of amnesty on the accounting for General Fund revenues has been distortive since payments for years before the current year are accounted for as a “prior year adjustment” for the current year rather than being carried back to those earlier years. Additionally, since some payments were made in advance of future year payments the revenue estimates in the current year, the budget year, and beyond will be lower even though the payments received are accounted for as “prior year adjustments” to the current year. Moreover, much of the money that came in during the amnesty period was in the form of “protective payments,” amounts submitted to avoid the extra penalty, but that would have otherwise been submitted in future years, or that will prove not to have been due at all, as some taxpayers will win their disputes. These refunds must be accounted for in future years.

          For budgetary purposes, revenues from the amnesty program resulted in a carry-over adjustment increasing the beginning General Fund balance for fiscal year 2004-05 by $3.8 billion. This carry over adjustment will be reduced by $1.5 billion in fiscal year 2004-05, $1.1 billion in fiscal year 2005-06 and $0.9 billion in fiscal year 2006-07, to account for refunds and the recognition of income. The 2005-06 Budget Act estimates a net multi-year General Fund revenue gain from the amnesty program at $380 million, which represents a $180 million increase from the $200 million gain assumed at the time of the 2005-06 Governor’s Budget. These amounts constitute one-time revenues that the 2005-06 Budget Act proposes to use for one-time purposes.

          Under the 2005-06 Budget Act, General Fund expenditures for fiscal year 2004-05 are projected at $81.7 billion, an increase of $1.0 billion compared with 2004 Budget Act estimates. These expenditure projections include the following significant increases (some of which is offset by reductions not reflected here) since the 2004 Budget Act:

•	$258 million in additional Proposition 98 expenditures;

•	$450 million in additional expenditures due to the elimination of the assumption that punitive damages award revenues in this amount would be available for deposit into the General Fund;

•	$150 million in additional expenditures due to the elimination of the assumption that California Performance Review reorganization savings would be realized in this amount;

•

$352 million in additional expenditures due to pending litigation contesting the issuance of pension obligation bonds (This expenditure reduction assumption is now shifted to fiscal year 2005-06, assuming the issuance of pension obligation bonds);

•	$157 million in additional expenditures due to enrollment and population growth;

•	$101 million in additional expenditures for nursing facilities; and

•	$88 million in additional expenditures for increased trial courts costs.

CURRENT STATE BUDGET

Background

          The 2005-06 Governor’s Budget, released on January 10, 2005, after funding a $500 million reserve, closed an estimated $9.1 billion gap between resources and expenditures primarily through the use of $1.7 billion of Economic Recovery Bonds, suspending the $1.3 billion transfer from the General Fund of sales taxes on fuels to transportation programs pursuant to Proposition 42, not appropriating $2.3 billion of Proposition 98 increases, and other spending reductions. The 2005-06 May Revision, released on May 13, 2005, reflected an increase in General Fund revenues compared to January of about $3.7 billion due to economic growth and about $3.9 billion in one-time revenues over the 2004-05 and 2005-06 time periods due to the tax amnesty program. With the increased revenues, the May Revision proposed to eliminate the use of Economic Recovery Bonds, fully fund transportation programs under Proposition 42, and pay back 50 percent of the Vehicle License Fee Gap (subsequently increased to 100 percent at Budget Act) owed to local governments, among other things.

2005 Budget Act

          The 2005 Budget Act was adopted by the Legislature on July 7, 2005, along with a number of implementing measures, and signed by the Governor on July 11, 2005. In approving the budget, the Governor vetoed $190 million in appropriations (including $115 million in General Fund appropriations).

          Under the 2005 Budget Act, General Fund revenues and transfers are projected to increase 5.7 percent, from $79.9 billion in fiscal year 2004-05 to $84.5 billion in fiscal year 2005-06. The revenue projections assume continued but moderating growth in California’s economy as reflected in several key indicators. The 2005 Budget Act contains General Fund appropriations of $90.0 billion, compared to $81.7 billion in 2004-05. The difference between revenues and expenditures in fiscal year 2005-06 is funded by using a part of the $7.5 billion fund balance at June 30, 2005. The June 30, 2006 reserve is projected to be $1.302 billion, compared to an estimated June 30, 2005 reserve of $6.857 billion. About $900 million of this reserve will be set aside for payment in fiscal year 2006-07 of tax refunds and other adjustments related to the tax amnesty program implemented in early 2005.

          The 2005 Budget Act also includes Special Fund expenditures of $23.3 billion and Bond Fund expenditures of $4.0 billion. The state issued $3.0 billion of Revenue Anticipation Notes (RANs) to meet the state’s short-term cash flow needs for fiscal year 2005-06.

          The 2005 Budget Act was substantially similar to the Governor’s May Revision proposals. It contained the following major components:

1.

Proposition 98—General Fund expenditures are proposed to increase by $2.582 billion, or 7.6 percent, to $36.6 billion. This reflects increases in the Proposition 98 guaranteed funding level resulting from increases in General Fund revenues in fiscal year 2005-06, adjusted for changes in local revenues. The Budget Act fully funds enrollment growth and a 4.23 percent cost of living increase. Per pupil spending under Proposition 98 is projected to be $7,402, compared to $7,023 in the previous year. The Budget reflects savings of $3.8 billion in 2004-05, which will be restored to the Proposition 98 budget in future years as General Fund revenue growth exceeds personal income growth.

2.

Higher Education—The 2005 Budget Act marks the first year of funding for the Higher Education Compact under this Administration. The Compact was signed in spring 2004 with both UC and CSU to provide funding stability for enrollment growth and basic support over the next six fiscal years. The 2005 Budget Act provides for total Higher Education funding of $17.8 billion from all revenue sources, including $10.2 billion General Fund. General Fund support for both the UC and CSU was increased by $134 million (about 5 percent) compared to 2004-05. The Budget Act assumes fee increases for undergraduate and graduate students, consistent with the Compact, which have been approved by the UC and CSU governing boards.

3.

Health and Human Services—The 2005 Budget Act increases General Fund expenditures by $2.1 billion, or 8.5 percent, to $27.1 billion for Health and Human Services programs. This increase consists of higher Medi-Cal expenditures of $1.3 billion, Department of Developmental Services expenditures of $152 million, Department of Mental Health expenditures of $306 million, and Department of Social Services expenditures of $55 million, among other things. The Budget reflects the suspension of the July 2005 and July 2006 CalWORKs grant cost-of-living-adjustments (COLAs), yielding General Fund savings of $136 million in 2005-06 and $139 million in 2006-07. The Budget further assumes the January 2006 and January 2007 COLAs for SSI/SSP recipients will be suspended for estimated General Fund savings of $132 million in 2005-06, $407.5 million in 2006-07, and $281 million in 2007-08. The Budget also includes federal fiscal relief of $223 million due to progress in implementing a single, statewide automated child support system.

4.

Retirement and Employee Compensation—The 2005 Budget Act provides for full funding of the state’s statutory obligations to the State Teachers’Retirement System (STRS). The 200506 May Revision had proposed to eliminate the state’s statutory contribution to the STRS Defined Benefit Program, estimated at $499.7 million for 2005-06. The Budget also reflects an augmentation of $355 million for salary increases and dental and vision premium increases for certain bargaining units.

5.

Vehicle License Fee Gap Loan Repayment—The 2005 Budget Act fully repays the $1.2 billion that local governments lost between July and October of 2003, when the Vehicle License Fee offset program was temporarily suspended. The 2005-06 May Revision proposed a $593 million repayment. The state is not required to repay the gap loan until August of 2006. This payment was made in August, 2005.

6.

Transportation Funding—The Proposition 42 transfer is fully funded at an estimated $1.3 billion. The 2005 Budget Act includes a proposal, originally included in the 2004-05 budget, to provide about $1 billion for transportation programs from the sale of future receipts of gaming revenues from new compacts with several Indian tribes. The sale, and a related bond issue, are waiting for resolution of litigation concerning these compacts. In total, these two funding sources would provide additional resources for the following programs: $808 million for the Traffic Congestion Relief Fund, $719 million for the State Transportation Improvement Program, and $402 million for transit. In addition, $384 million from Proposition 42 and Indian Gaming will go towards the $1.52 billion in funding for local streets and roads.

7.

Financial Instruments—The 2005 Budget Act reflects the state’s issuance of pension obligation bonds to fund approximately $525 million of the state’s 2005-06 retirement obligation to the California Public Employees’Retirement System. The General Fund will be responsible for all future bond redemption costs. The state will make interest-only payments of approximately $33.6 million from 2006-07 through 2010-11 and $56.5 million in each fiscal year from 2011-12 through 2026-27. An adverse court ruling and the time required for an appeal makes it unlikely these bonds can be issued as planned. The Budget further reflects the results of the refinancing of a portion of the Golden State Tobacco Securitization Bonds. In exchange for its continued backing of these bonds, the General Fund received $525 million in August, 2005.

          The original 2005-06 Governor’s Budget had included a proposal to issue $464 million of judgment bonds to finance the pending settlement of the Paterno lawsuit, but subsequent developments led to the removal of this proposal from the budget. The State has settled three related lawsuits through stipulated judgments. The largest settlement, in the amount of $428 million, provides for the State to make annual payments of $42.8 million per year, plus interest, for ten years; the payments are subject to annual appropriation by the Legislature. The first year’s payment, as well as $36 million to fully discharge the other two stipulated judgments, is included in the 2005 Budget Act.

8.	Taxes—The Budget Act contains no new taxes.

9.

Future Budget Deficits—The Administration recognizes that, absent further corrective action, based on projected revenues and continuation of existing program expenditures, the fiscal year 2006-07 budget will face a gap between revenues and expenditures. The Administration will provide a more detailed estimate of the potential budget gap when it releases the 2006-07 Governor’s Budget in January, 2006.

          California Performance Review

          As a result of recommendations by the California Performance Review, the Governor submitted two reform proposals to the Little Hoover Commission on January 6, 2005. The first proposal would eliminate 88 boards and commissions (the 2005-06 May Revision reduced the number of boards and commissions to be eliminated to 13), thereby removing unnecessary layers of bureaucracy and improving constituent accessibility. A budget trailer bill, SB 64, was enrolled on July 7, 2005 to eliminate eight boards and commissions. The second proposal would reorganize the Youth and Adult Correctional Agency into the Corrections and Rehabilitation Department by removing duplicative functions and consolidating management authority. The 2005-06 Governor’s Budget assumes no savings from these proposals for fiscal years 2004-05 and 2005-06.

Governor’s Budget Reform Proposals and Related Initiative

          Although the 2005 Budget Act is projected to end the 2005-06 fiscal year with a reserve greater than $1 billion, absent corrective action the state’s budget system is still projected to produce deficits in future years. The 2005-06 Governor’s Budget proposed a series of constitutional reforms to create the tools and incentives needed to return California’s budget to true structural balance. These proposed constitutional amendments were submitted to the Legislature in a special session called by the Governor, but were not adopted during the 2005 session.

          On June 13, 2005, Governor Schwarzenegger signed a proclamation calling a statewide special election, which was held on November 8, 2005, One of the initiatives that qualified for the special election and which was endorsed by the Governor, was a budget reform initiative titled “California Live Within Our Means Act.” This initiative contained provisions similar, but not identical, to the Governor’s constitutional budget reform proposals. Proposition 76 failed to be adopted by the voters at the election on November 8. Another initiative proposal which had been supported by the Governor, dealing with reform of state pensions, was withdrawn from signature circulation and may be renewed in the future.

LAO Assessment of the 2005 State Budget

          September Report —On September 23, 2005, the Legislative Analyst’s Office (“LAO”) released a report titled “California Spending Plan 2005-06—The Budget Act and Related Legislation.” In the introductory portion of this report, the LAO wrote:

          “Despite improving revenues, California policymakers continued to face significant fiscal challenges in preparing the 2005-06 budget. Although the projected budget shortfall for 2005-06 was considerably smaller than in the three prior years, the state’s ongoing structural budget problem remained a major concern....

          In our November 2004 fiscal forecast, we estimated that the state faced a year-end shortfall in its 2005-06 General Fund budget of nearly $6.7 billion. We estimated an operating deficit of around $7.3 billion in 2005-06, increasing to $10 billion in 2006-07, as various temporary savings expire and deferred obligations start coming due.... These projected shortfalls declined in the subsequent months due to stronger-than-expected revenues realized in the spring of 2005 (related to both improved economic activity and large amnesty-related tax collections). As a result, by the time the budget was adopted, the projected year-end 2005-06 shortfall had narrowed to around $3.4 billion, and the ongoing structural shortfall in 2006-07 had dropped to slightly under $9 billion.

          The 2005-06 budget package contains about $5.9 billion in solutions ... [which are] expected to eliminate the $3.4 billion budget shortfall and establish a $1.3 billion year-end reserve, while at the same time enabling the state to prepay the $1.2 billion vehicle license fee (VLF) “gap loan” from local governments (due in 2006-07). [T]he solutions fall into four major categories—namely, program savings, fund shifts, loans and borrowing, and revenues from improved tax compliance.

          The 2005-06 budget contains roughly $2 billion in ongoing budgetary savings. We estimate these savings, coupled with the prepayment of the VLF gap loan, will reduce the projected 2006-07 operating shortfall between annual current law revenues and expenditures by roughly one third ... to around $6 billion.”

          November Report—On November 16, 2005, the LAO published a report titled “California’s Fiscal Outlook: LAO Projections, 2005-06 Through 2010-11.” The following are excerpts from the introductory portion of the report:

          “The budget outlook for 2006-07 and beyond has improved considerably over the past year. In last year’s California Fiscal Outlook, we projected that the state faced ongoing structural shortfalls peaking at nearly $10 billion in 2006-07. Since that time, California’s budget outlook has benefited from both a major increase in revenues and a significant amount of savings adopted in the 2005-06 spending plan...

          While the improved fiscal outlook is clearly very good news, the state still faces major challenges in achieving an ongoing balance between revenues and expenditures and getting its fiscal house in order. Even assuming continued steady economic growth, we project that multibillion dollar operating deficits .... will persist throughout most of the forecast period. Eliminating these shortfalls will require significant actions. Beyond this, an economic downturn or even sharp slowdown sometime in the next several years would add several billion dollars to the projected shortfalls....

          The 2005-06 budget adopted last July included two key features which significantly improved the state’s longer-term fiscal picture. First, it contained well over $2 billion in ongoing budgetary savings, mainly in the areas of Proposition 98 and social services. Second, lawmakers allocated most of the unexpectedly strong revenues received last spring to prepay outstanding loans from local government and eliminate the planned sale of additional deficit-financing bonds.

          Key changes in our fiscal estimates since the 2005-06 Budget Act was adopted ....include the following:

          We estimate that General Fund revenues exceeded the budget estimate by over $1 billion in 2004-05 and prior years combined, and will exceed the budget estimate by $2.8 billion in 2005-06.... We also estimate that net General Fund expenditures for 2004-05 and 2005-06 will fall below the 2005-06 Budget Act estimate by $80 million ...[W]e estimate the 2005-06 year-end reserve will increase from $1.3 billion assumed in the 2005-06 Budget Act to our revised estimate of $5.2 billion... [M]uch of this reserve will be needed to maintain a balanced budget in 2006-07 [for which LAO estimates a] $4 billion operating shortfall.

          Our longer-term revenue and expenditure forecasts ... show that the state would continue to face significant operating shortfalls over the forecast period, peaking at $4.3 billion in 2007-08, before declining to $3 billion in 2008-09, $1.7 billion in 2009-10 and $600 million in 2010-11. [The report notes that these estimates do not take into account transfers from the General Fund to the Budget Stabilization Account pursuant to Proposition 58.]”

          Publications from the LAO can be read in full by accessing the LAO’s website (www.lao.ca.gov) or by contacting the LAO at (916) 445-4656.

LITIGATION

          The State is a party to numerous legal proceedings. The following are the most significant pending proceedings, as reported by the Office of the Attorney General.

Challenge Seeking Payment to Teachers’ Retirement Board

          In May 2003, the Legislature enacted legislation (Chapter 6, Statutes of 2003-04, First Extraordinary Session, Senate Bill No. 20, “SBX1 20”) that deferred the payment of $500 million to CalSTRS’s Supplemental Benefit Maintenance Account (“SBMA”). SBX1 20 also establishes an appropriation of an amount not to exceed $500 million, adjusted by the actual rate of return to funds in the SBMA, in 2006 and every four years thereafter, for the purpose of funding the SBMA. The actual amount of such appropriation, if any, will be determined following a report by the CalSTRS managing board that the funds in the SBMA will be insufficient in any fiscal year before July 1, 2036, to provide certain payments to CalSTRS members, and the certification of the amount of any such appropriation by the State’s Director of Finance. On October 14, 2003, the CalSTRS board and certain CalSTRS members filed a complaint in the Sacramento County Superior Court as Teachers’Retirement Board, as Manager of the California State Teachers’Retirement System, et al. v. Tom Campbell, Director of California Department of Finance, and Steve Westly, California State Controller (Case No. 03CS01503). This lawsuit seeks, primarily, a writ of mandate compelling the State Controller to transfer funds from the State’s General

Fund to the SBMA in an amount equal to the continuing appropriation, as it existed prior to the enactment of SBX1 20 ($500 million plus interest). It also seeks injunctive and declaratory relief to the same effect. On May 4, 2005, the Superior Court granted Plaintiffs’ motion for summary adjudication. The court declared SBX1 20 unconstitutionally impairs CalSTRS members’vested contractual rights. The court further ordered the issuance of a peremptory writ of mandate commanding the Controller to transfer $500 million from the General Fund to the SBMA. The judgment will also include an award of interest in an as yet unknown amount at the rate of 7 percent (7%) per annum both pre- and post judgment. However, because the Legislature has not appropriated funds to pay such interest, the Superior Court cannot, and did not, compel the payment of any pre- or post judgment interest. The State has appealed the decision, and plaintiffs and the intervening California Retired Teachers’Association have filed cross-appeals.

Tax Refund Cases

          Five pending cases challenge the Franchise Tax Board’s treatment of receipts from investment of cash in short-term financial instruments, and the resulting impact on the apportionment of corporate income allegedly earned outside of California to the corporation’s California tax obligation. In General Motors Corp. v. Franchise Tax Board, the California Supreme Court has granted General Motors’ petition for review of the appellate court’s affirmation of a ruling in favor of the Franchise Tax Board on this issue (General Motors Corp. v. Franchise Tax Board, Case No. S 127086). Toys “R” Us, Inc. v. Franchise Tax Board is pending in the Court of Appeal, Third Appellate District (Case No. C045386). The trial court in Toys “R” Us ruled in favor of the Franchise Tax Board on this issue. Montgomery Ward LLC v. Franchise Tax Board is pending in the San Diego Superior Court (Case No. 802767), and Colgate-Palmolive v. Franchise Tax Board is pending in the Sacramento County Superior Court (Case No. 03AS00707); the Colgate matter has been stayed, pending the Supreme Court’s decision in General Motors. On February 25, 2005, the Court of Appeal, First Appellate District issued an unpublished opinion in Microsoft Corporation v. Franchise Tax Board (Case No. A105312) in which the court ruled in favor of the Franchise Tax Board. On June 8, 2005, the California Supreme Court granted review. Since review has been granted, the First Appellate District’s decision is not final. On July 28, 2005, the Court of Appeal, First Appellate District issued an unpublished opinion in The Limited Stores, Inc. and Affiliates v. Franchise Tax Board (Case No. A102915) upholding the judgment entered in favor of the Franchise Tax Board. On October 26, 2005, the California Supreme Court granted review but deferred further action in this case pending disposition of the General Motors and Microsoft cases. Other taxpayers have raised this same issue in administrative actions. A final decision in favor of any of these plaintiffs could result in tax refunds to similarly situated taxpayers in an amount exceeding $400 million, with a potential future annual revenue loss of $85 million. The State is vigorously litigating this issue.

          Two pending cases challenge the Franchise Tax Board’s LLC fees imposed by Revenue and Taxation Code section 17942. In Northwest Energetic Services, LLC v. Franchise Tax Board (San Francisco Superior CGC-05-437721) plaintiff seeks a refund of fees, interest and penalties paid for 19972001, and in Ventas Finance I, LLC v. Franchise Tax Board (San Francisco Superior 05-440001), plaintiff seeks a refund for 2001-2003. In both cases the plaintiffs allege that section 17942 is unconstitutional on its face and as applied because it discriminates against interstate commerce and violates the Due Process and Equalization clauses. In the alternative, the plaintiffs also allege that the FTB misinterprets section 17942 and that section 17942 is an improper exercise of the state’s police powers. A final decision in favor of these plaintiffs applied to all taxpayers similarly situated could result in loss of annual revenue of in excess of $250 million.

Environmental Cleanup Matter

          In a federal Environmental Protection Agency (“U.S. EPA”) administrative abatement action entitled In the Matter of: Leviathan Mine, Alpine County, California, Regional Water Quality Control Board, Lahontan Region, State of California (U.S. EPA Region IX CERCLA Docket No. 00-16(a)), the State, as owner of the Leviathan Mine, is a party through the Lahontan Regional Water Quality Control Board (“Board”). Also a party is ARCO, the successor in interest to the mining company that caused certain pollution of the mine site. The Leviathan Mine site is listed on the U.S. EPA “Superfund” List, and both remediation costs and costs for Natural Resource Damages may be imposed on the State. The alleged bases for the State’s liability are the State’s ownership of the mine site and the terms of a 1983 settlement agreement with ARCO. The Board has undertaken certain remedial action at the mine site, but the U.S. EPA’s decision on the interim and final remedies are pending. ARCO has filed several state law claims against the State with the California Victim Compensation and Government Claims Board (an administrative agency with which certain claims must be filed as a prerequisite to litigation seeking damages against the State which was formerly named the Board of Control, the “Government Claims Board”). Litigation on these claims has been tolled by agreement among the parties until October 1, 2006. It is possible these matters could result in a potential loss to the State in excess of $400 million.

          In Carla Clark, et. al. v. City of Santa Rosa, et. al (Sonoma County Superior Court, Case No. SCV-227896), 32 plaintiffs who own property or live in Santa Rosa brought a toxic tort case alleging that water wells supplying water to their homes were contaminated by carcinogenic chemicals. The State is sued under a mandatory duty theory premised on an alleged violation of Proposition 65 (The Safe Drinking Water and Toxic Enforcement Act of 1986). Plaintiffs claim property damage, a variety of physical and psychological maladies including birth defects, medical monitoring costs and damages for fear of cancer. Plaintiffs claim damages exceeding $400 million.

Energy-Related Matters

          In People v. ACN Energy, Inc., et al. (Sacramento County Superior Court, Case No. 01AS05497), the court is considering whether and to what extent compensation is due to market participants which have claimed compensation as a result of the Governor’s issuance of executive orders, under the California Emergency Service Act, “commandeering” power purchase arrangements held by Pacific Gas & Electric Company (“PG&E”) and Southern California Edison (“SCE”), referred to as “block forward contracts.” In this action the State seeks a declaration that the State is not liable for damages as a result of these orders, nor for compensation for inverse condemnation, and that any damages suffered by any of the defendants is offset by payments made by the Department of Water Resources for electricity received under the “commandeered” “block forward contracts.” Complaints and cross-complaints for inverse condemnation, recovery under the Emergency Services Act and other causes of action brought by PG&E, Reliant Energy Services, Dynegy Power Marketing, Williams Energy Services, Sempra Energy Trading, the California Power Exchange, Mirant Americas Energy, Duke Energy Trading and Marketing, and numerous other market participants have been joined with the declaratory relief action in Judicial Council Coordination Proceeding No. 4203, in Sacramento County Superior Court. In an administrative proceeding action before the Government Claims Board (which was dismissed on procedural grounds), the California Power Exchange stated claims for “commandeering” the “block forward contracts” in the amount of approximately $1 billion.

Escheated Property Claims

          In three pending cases, plaintiffs claim that the State Controller has a constitutional and statutory duty to give notice prior to the time the Controller sells property that has escheated to the State (in these cases, shares of stock): Lusby-Taylor v. Westly (U.S. Court of Appeals, Ninth Circuit, Case No. 0216511); Porcile v. Westly (Los Angeles County Superior Court, Case No. BC2884295 and Suever v. Westly (U.S. Court of Appeals, Ninth Circuit, Case No. 04-15555). The plaintiffs also claim that the Controller failed to comply with statutory notice requirements when it first received property that had escheated to the State. The plaintiffs seek damages, which certain plaintiffs have articulated as being in the amount of the difference between the amount they were paid for the stock upon its sale, and either the current value of the stock or the highest market value of the stock between the date the Controller sold the stock and the present. The State is vigorously defending all of these actions. The Porcile case has been dismissed, but prior to dismissal, it was coordinated with two other actions that raise similar claims, Meyer v. Westly (Los Angeles County Superior Court, Case No. BC310304) and Browne v. Westly (Sacramento County Superior Court, Case No. 04AS02570). The coordinated action, which includes taxpayer claims involving the Controller’s management of the unclaimed property system, is being litigated in the state trial court. The State prevailed in the federal trial court in Suever, which is now pending appeal. Lusby-Taylor has been stayed by the federal trial court pending the Ninth Circuit’s consideration of an appeal from the trial court’s denial of plaintiffs’ motion for a preliminary injunction. If one or more of these cases is certified as a class action and the class ultimately prevails on the damages claim, damages for the class could be in excess of $500 million. All of these cases are styled as class actions, though no class has yet been certified in any of the cases. The State has ultimately prevailed in two cases in which plaintiffs also claimed that the Controller’s unclaimed property notice practices were unconstitutional and failed to meet statutory requirements: Fong v. Westly (2004) 117 Cal. App. 4th 841 and Harris v. Westly (2004) 116 Cal. App. 4th 214.

          In three pending cases, plaintiffs claim that the State Controller has an obligation to pay interest on private property that has escheated to the State, and that failure to do so constitutes an unconstitutional taking of private property: Morris v. Westly (Los Angeles County Superior Court, Case No. BC310200); Trust Realty Partners v. Westly (Sacramento County Superior Court, Case No. 04AS02522); Coppoletta v. Westley (Sacramento County Superior Court (Case No. 05439933). The Trust Realty Partners lawsuit focuses on the State’s elimination of interest payments on unclaimed property claims (Code of Civil Procedure Section 1540, subdivision (c), as amended effective August 11, 2003, “CCP 1540”), and the Morris lawsuit challenges both the elimination of interest and whether the State’s custodial use of escheated funds entitles the claimant to constructive interest. The Morris case seeks a class action determination, and identifies a purported class that could be interpreted to include all persons or entities whose property has been taken into custody by the State. On behalf of the articulated class, the plaintiff in Morris seeks a declaration that failure to pay interest is an unconstitutional taking and, among other things, an injunction restraining the State Controller from pursuing the practices complained of in the complaint. The Trust Realty Partners case is not styled as class actions suit, but in addition to seeking general and special damages in a sum according to proof at trial, the case seeks a common fund recovery and an injunction restraining the Controller from engaging in the acts alleged in the complaint. The Coppoletta case raises issues analogous to those in Morris and also asks that the unclaimed property law be construed as creating a trust for the benefit of the true owner. If the Morris case ultimately prevails as a class action, or the injunctions prayed for in the Trust Realty Partners cases are issued and upheld, or if the issues raised in any of these cases require the State Controller to pay interest on escheated property or to manage unclaimed property as a trust for the benefit of the true owners, as the plaintiffs allege is required by law, costs to the State could be in excess of $500 million.

Actions Seeking Damages for Alleged Violations of Privacy Rights

          In Gail Marie Harrington-Wisely, et al. v. State of California, et al. (Los Angeles County Superior Court, Case No. BC 227373), a proposed class action, plaintiffs seek damages for alleged violations of prison visitors’ rights resulting from the Department of Corrections and Rehabilitation’s use of a body imaging machine to search visitors entering state prisons for contraband. This matter has been certified as a class action. The superior court granted summary adjudication in favor of the State, and in doing so, dismissed all claims for damages, leaving a remaining taxpayer claim for injunctive relief. Plaintiffs have filed a motion for reconsideration of the ruling, which is pending. If a court were to revive the damages claims and award damages pursuant to the California Civil Code for every use of the body-imaging machine, damages could be as high as $3 billion. The trial is currently scheduled to begin in March 2006.

          Two pending cases involve due process constitutional challenges to an individual being placed on the state’s child abuse central index prior to the conclusion of a noticed hearing: Burt v. County of Orange, et al. (Orange County Superior Court, Case No. 02CC 10491) and Gomez v. Saenz, et. al. (Los Angeles County Superior Court, Case No. BC 284896). Recently, the Court of Appeal in Burt said that before a person is placed on the child abuse central index, that person is entitled to a hearing. However, the appellate court did not decide the issue of what type of hearing would be sufficient. That issue is the subject of the current activity at the trial court. Depending on the type and scope of the hearing that the trial court might order, and the number of individuals currently on the index that might be entitled to a hearing prior to remaining on the index, the costs to the State related to conducting these hearings could be in excess of $500 million.

Action Seeking A Cost of Living Adjustment for CalWORKs Recipients

          The case of Juana Raquel Guillen, et al. v. Schwarzenegger, et al. is currently pending before the Court of Appeal (First Appellate District, Division 3; Case No, A106873). The trial court decision on appeal in this case determined that Governor Schwarzenegger’s executive order in November 2003, which reduced the Vehicle License Fee charged to vehicle owners and increased the corresponding Vehicle License Fee offset to local governments, acted as an “increase in tax relief’, which, by statute, triggers an upward cost of living adjustment for recipients of Ca1WORKs program benefits. The petitioners seek a cost of living adjustment, beginning with fiscal year 2003-04. The estimated cost of the State of a final, unappealable determination consistent with the determination of the trial court, is now estimated to be approximately $350 million.

Actions Seeking Program Modifications

          In the following cases, plaintiffs seek court orders or judgments that would require the State to modify existing programs and, except as specified, do not seek monetary damages. Nevertheless, a judgment against the State in any one of these cases could require changes in the challenged program that could result in increased programmatic costs to the State in a future fiscal year in excess of $250 million. Alternatively, in some circumstances, it may be possible that a judgment against the State could be addressed by legislative changes to the program that would cost less.

          In Natural Resources Defense Council et al., v. California Department of Transportation, et al. (U.S. District Court, Central District, Case No. 93-6073-ER-(JRX)), plaintiffs obtained an injunction requiring the Department of Transportation (the “Department”) to comply with National Pollution Discharge Elimination System (“NPDES”) requirements under the federal Clean Water Act (“Act”) in connection with storm water discharges from State highways and construction sites in an area that includes most of Los Angeles and Ventura Counties. There is an established dispute resolution procedure intended to resolve disputes without a return to federal court. Subsequent modifications of the injunction have provided for, among other things, studies of pilot projects to address control of the sources of storm water pollution and the performance of studies of pilot projects to retrofit highways with storm water pollution control facilities. There has been no agreement regarding what measures arising out of the pilot projects and studies will be implemented. Plaintiffs’ position is that the Department should be required to retrofit its facilities to treat storm water, regardless of whether any construction is otherwise planned in any given area. For planning purposes, the Department is including an additional 3 percent in the cost of future statewide construction and maintenance projects to pay for compliance measures. This 3 percent increase amounts to $500 million through fiscal year 2006-07. While the impact of a judgment of the scope sought by plaintiffs is difficult to determine, it is possible that a judgment that would require the State to retrofit all its highway facilities throughout the State could cost billions of dollars.

          The matter of Conlan v. Bonta (First Appellate District, Case No. A106278) followed a prior appellate court decision determining that the State’s Medi-Cal program violates federal law because the program fails to promptly reimburse medical payments made by patients within the 90-day window prior to submitting an application for Medi-Cal benefits. The State’s Medi-Cal program relies on Medi-Cal providers to reimburse beneficiaries for out-of-pocket expenses paid during this retroactive “reimbursement window” period. On remand following this appellate decision, the trial court ordered the Department of Health Services to develop a compliance plan to implement the appellate decision. The trial court rejected the proposed plan, and ordered the Department of Health Services to take certain steps to provide for additional reimbursement to Medi-Cal recipients, and the Department of Health Services appealed. At issue in the action were certain administrative procedures ordered by the trial court. The Court of Appeal upheld the trial court’s order, except for two issues in which the Court sided with the Department of Health Services, leaving only one aspect of the reimbursement program ineligible for the federal off-set. While the impact of the cost of complying with the trial court’s plan for reimbursement is unknown, certain estimates of the costs of the administrative due process procedures required by the court, when combined with the cost of reimbursements that the Department of Health Services now believes may not be eligible for federal off-set, may be in excess of $250 million.

          The following cases seek reforms to State programs for the treatment of institutionalized disabled persons. Some rough estimates suggest the financial impact of a judgment against the State defendants in any of these cases could be as high as $1 billion per year in programmatic costs going forward. The State is vigorously defending these actions.

          In Stephen Sanchez, et al. v. Grantland Johnson, et al. (U.S. Court of Appeals, Ninth Circuit, Case No 04-15228), the plaintiffs appealed a decision by the U.S. District Court dismissing plaintiffs’ class action seeking declaratory and injunctive relief. The plaintiffs sought relief, alleging, in part, that provider rates for community-based services for developmentally disabled individuals are discriminatory under the ADA, and violate the Social Security Act, Civil Rights Act and the Rehabilitation Act, because they result in unnecessary institutionalization of developmentally disabled persons. The Ninth Circuit upheld the District Court’s judgment finding that California has a comprehensive plan for deinstitutionalization of the developmentally disabled, and that plaintiffs do not have a right to sue California regarding Medi-Cal rates. Plaintiffs are filing petitions for rehearing en banc.

          In Capitol People First v. Department of Developmental Services (Alameda County Superior Court, Case No. 2002-038715) a consortium of state and national law firms and public-interest groups brought suit against the Department of Finance, California Department of Developmental Services and California Department of Health Services, alleging violations of the Lanterman Act, the ADA, and section 504 of the Rehabilitation Act by defendants needlessly isolating thousands of people with developmental disabilities in large facilities. The case seeks sweeping reforms, including requiring the State to offer a full range of community-based services.

Actions Seeking Medi-Cal Reimbursements

          Two cases, each entitled California Association of Health Facilities (“CAHF’) v. Department of Health Services (“DHS’) have been consolidated in the First District Court of Appeal (Case Nos. 03-425819 and 02-415443). CAHF, which represents approximately 1400 skilled-nursing and intermediate-care facilities, filed two separate cases alleging that the Medi-Cal reimbursement rates paid by DHS to providers for, respectively, the 2001-2002 and 2002-2003 rate years were too low. The superior court sustained DHS’s demurrers in both cases and entered judgment for DHS. CAHF’S appeal has been fully briefed and the parties are awaiting notification of a date for oral argument. A final decision adverse to DHS in both of the consolidated cases could result in reimbursement costs exceeding $250 million.

          Based upon its ruling in Sanchez v. Johnson (9th Cir. Case No. 04-15228; U.S.D.C., No. D. Cal., Case No. CV-00-01593), the U.S. Court of Appeal, Ninth Circuit ruled in the consolidated actions of California Medical Association v. Bonta (Case No. 04-15532; U.S.D.C., E.D. Cal., Case No. CIV-S-03-2336 DFL PAN) and Clayworth v. Bonta. (Case No. 04-15498; U.S.D.C., E.D. Cal., Case No. CIV-S-03-2110 DFL PAN) that neither Medi-Cal recipients nor providers had a private right under 42 U.S.C. section 1983 to challenge California’s compliance with section 1396a(a)(30)(A) of the Medicaid Act. Plaintiffs are Medi-Cal providers, provider associations, and beneficiaries who challenge the legality of a five-percent reduction in Medi-Cal reimbursement rates that became effective January 1, 2004. The statute by which the reduction was effected applies both to Medi-Cal fee-for-service providers including physicians, dentists, and pharmacists, and to managed care health plans. Previously, at the district court, plaintiffs obtained a preliminary injunction enjoining DHS from implementing the reduction to the fee-for-service system but failed to have the injunction extended to the managed care setting. The trial court concluded that (1) Medi-Cal beneficiaries have a private right of action under the Medicaid Act, and (2) DHS failed to conduct a principled analysis to ensure that the payment reductions would not adversely affect “quality of care” and “equal access” to health care in violation of section 30 (A) the Medicaid Act. As a result of the Ninth Circuit’s decision, the plaintiffs have petitioned for rehearing in banc. A final decision in favor of the plaintiffs could result in increased reimbursement costs exceeding $400 million per year.

Actions to Increase Amount of State Aid for Foster or Adopted Developmentally Disabled Dependent Children

          Ten pending class action lawsuits challenge the amount of aid provided by the State for the care of dependent children (either in foster care or adopted) who have also been determined to be developmentally disabled by a regional center. These cases have recently been coordinated with Butler v. Department of Social Services, (Los Angeles Superior Court, Case No. BC329695). Specifically, plaintiffs assert that they were entitled to, but did not receive, the Alternative Residential Model (ARM) rate (also known as dual agency rate) but have instead have been receiving the standard AFDC-FC (foster care) rate and/or the AAP (adoption assistance program) rate. A final decision in favor of these plaintiffs could exceed $450 million. The State is vigorously litigating this issue.

Local Government Mandate Claims and Actions

          In a test claim filed by the County of San Bernardino, now pending before the Commission on State Mandates (the “Commission”) (Medically Indigent Adults, 01-TC-26 County of San Bernardino, Claimant, Statutes 1982, Chapters 328 and 1594), the Commission is being asked to determine the costs incurred by the county to provide state-mandated care of medically indigent adults (“MIAs”). The amount demanded in the claim for un-reimbursed costs for fiscal year 2000-2001 is just over $9.2 million. The County of San Bernardino’s test claim poses a potential for a negative impact on the General Fund in the amount of the un-reimbursed costs for all similarly situated county claimants for a period of years, as determined by the Commission. Certain estimates of the annual cost of the services rendered by all counties to MIAs exceed $4 billion. How much of that will be determined to be “un-reimbursed” to the counties by the State is unknown. In recent years, the counties have received approximately $1 billion annually in vehicle license fee revenue and $410 million annually in sales tax revenue to fund various public health programs, which include the programs that provide services to MIAs. The State law that authorized the transfer of the vehicle license fee portion of this revenue to the counties and the authority to transfer the revenue to the counties were automatically repealed as a result of a provision of State law, which was triggered as a result of a final appellate court decision (County of San Diego v. Commission on State Mandates, et al. Fourth Appellate District, Case No. D039471; petition for review denied by the California Supreme Court) that awarded the County of San Diego un-reimbursed costs for medical services rendered to MIAs. Various regulatory and statutory steps have been and are being taken to address this reduction in revenues.

          Two lawsuits are pending that assert that the State’s practice in recent years of appropriating $1,000 for certain state-mandated programs, to be divided among all 58 counties, and deferring repayment of the balance, violates the State Constitution. . These lawsuits were consolidated in San Diego County Superior Court (County of San Diego v. State of California, et al. (Case No. GIC 825109) and County of Orange v. State of California, et al. (Case No. GIC 827845)). These plaintiff counties are seeking full payment for the un-reimbursed costs of implementing a variety of programs over the last ten years. The County of San Diego has alleged un-reimbursed costs in excess of $40 million through fiscal year 2003-04 for a variety of programs. The County of Orange has alleged in excess of $116 million for un-reimbursed state-mandated costs. The court has granted a motion, in part, declaring that the State’s practice of paying $1,000 for each program and deferring payment of the balance violates the Constitution, and has further ruled that Senate Constitutional Amendment No. 4, approved by the voters as Proposition 1A at the November 2004 election, did not change this result. The amount of the un-reimbursed mandates remains undetermined. The effects of a final determination by an appellate court that the State is required to reimburse the counties now in an amount equal to the previously unreimbursed state mandated costs, if applied to each of California’s 58 counties, could result in costs in excess of $1.5 billion for existing un-reimbursed mandates.

Action for Damages for Alleged Destruction at Indian Burial Sites

          On January 16, 2004, John Tommy Rosas v. United States of America, et al. was filed in the U.S. District Court, Central District (Case No. CV04-312 WMB (SSx)). Plaintiff, in his individual capacity and as the alleged vice-chairman of the Tribal Counsel, Gabrielino/Tongva Indians of California, alleges violation of various federal statutes by a variety of federal agencies, corporations, individuals and four State entities (the California Coastal Commission, the Regional Water Quality Control Board, the State Historic Preservation Officer and the California Native American Heritage Commission). Plaintiff alleges that in allowing the development of certain property, defendants violated federal laws protecting sacred Indian burial sites. Plaintiff seeks damages in the amount of $525 million. Plaintiff has not properly served the California state agency defendants. In February 2004, the corporate defendants filed a motion to dismiss. Plaintiff failed to respond to this motion and on August 12, 2005, the magistrate judge issued an order dismissing the complaint with leave to file an amended complaint no later than September 15, 2005. Again plaintiff failed to respond and on September 26, 2005, the magistrate judge filed her report and recommendation that the District Court dismiss this action with prejudice.

Actions Seeking to Enjoin Implementation of Certain Tribal Gaming Compacts

          In June 2004, the State entered into amendments to tribal gaming compacts between the State and five Indian Tribes (the “Amended Compacts”). Those Amended Compacts are being challenged as described below. An unfavorable decision to the State in either of the cases described below (or in any future litigation relating to the Amended Compacts) could eliminate $35 million of additional revenues in fiscal year 2005-06 anticipated to result from the Amended Compacts, and could delay or impair the State’s ability to sell a portion of the revenue stream anticipated to be generated by these Amended Compacts. The State anticipates using the proceeds of that sale to repay existing internal borrowings of transportation funds.

          In Rincon Band of Luiseno Mission Indians of the Rincon Reservation v. Schwarzenegger, et al. (U.S. District Court, Case No. 04 CV 1151 W (WMc)) the plaintiff (the “Rincon Band”), a federally recognized Indian Tribe, alleges, in primary part, that a compact entered into between the Rincon Band and the State in 1999, is part of a statewide regulatory framework that limits gaming devices and licenses on non-Indian lands for the stated goal of promoting tribal economic development. The plaintiff further alleges that the Amended Compacts would materially alter these protections, and as such, would constitute an unconstitutional impairment of the Rincon Band’s 1999 compact. The complaint filed by the Rincon Band seeks, among other things, an injunction against the implementation of the Amended Compacts. It also raises other breach of compact claims. The District Court denied plaintiff’s motion for injunctive relief, and dismissed the complaint on a procedural basis as to the impairment claims and on lack of jurisdiction as to the breach of compact claims. The matter was previously on appeal in the U.S. Court of Appeal, Ninth Circuit (Case No. 04-56396). The appeal was stayed pending the District Court’s ruling on a motion for reconsideration of the breach of compact claims, brought by the plaintiff. The District Court granted that request in part, but dismissed all but four claims that the State failed to negotiate a compact amendment with the Rincon Band in good faith. The Ninth Circuit granted the tribe’s request for dismissal of its appeal and the four remaining breach of compact claims are now being litigated back in the trial court.

          California Commerce Casino, Inc., et al. v. Schwarzenegger, et al. (Los Angeles Superior Court, Case No. BS097173) is an action brought by the owner of a card room and an individual plaintiff and petitioner, challenging the Legislature’s recent ratification of the tribal compact amendments described above, which was done through urgency legislation (Statutes 2004, Chapter 91; “Chapter 91”). Plaintiffs and petitioners allege that Chapter 91 violates a provision of the California Constitution, which bars the grant of vested rights or franchises in an urgency measure, and allege a variety of special privileges and vested rights and interests purportedly created by Chapter 91. The complaint also alleges that Chapter 91 violates recently enacted provisions of the California Constitution which prohibit certain borrowings to fund a year-end state budget deficit (“Proposition 58”); and constitutes an unconstitutional attempt to contract away the State’s police power. Plaintiffs and petitioners seek an injunction restraining the implementation of Chapter 91; a decision prohibiting the implementation of Chapter 91; and a declaration that Chapter 91 is unconstitutional. Defendant’s filed a demurrer to the complaint, which was granted, without leave to amend, on October 25, 2005. In granting the demurrer, the court found that: (1) all nine claims were barred by the 60 day statute of limitations in AB 687 and (2) the plaintiffs failed and, because of sovereign immunity, were not able to name the five affected tribes as necessary and indispensable parties. The court dismissed the case with prejudice.

Matter Seeking Validation of Pension Obligation Bonds

          The Legislature enacted the California Pension Restructuring Bond Act of 2004 (Government Code sections 16940 et seq.), which authorized the Pension Obligation Bond Committee (the “Committee”) to issue bonds to fund all or a portion of the State’s pension obligation in any two fiscal years. Pursuant to that authorization, the Committee authorized the issuance of bonds in an amount not to exceed $960 million to pay a portion of the State’s pension obligation for fiscal year 2004-05. The Committee also resolved to seek court validation of the bonds and the indenture pertaining to the bonds pursuant to a validation process established by Code of Civil Procedure sections 860 et seq. On October 22, 2004, the Committee filed Pension Obligation Bond Committee v. All Persons Interested in the Matter of the Validity of the State of California’s Pension Obligation, etc. (Sacramento County Superior Court, Case No. 04AS043032994). A public interest group filed an answer, and the trial was held on October 13, 2005. The court’s final order and ruling dated November 15, 2005, found that the bonds were not valid under the State’s debt limit. The Committee will seek appellate review. The State will not be able to issue pension obligation bonds until this matter is finally resolved.

Prison Healthcare Reform

          Plata v. Schwarzenegger (U.S. District Court case no. C-01-1351 TEH) is a class action regarding all prison medical care in the State. Plaintiffs alleged that the State was not providing constitutionally adequate medical care as required by the Eighth Amendment to the U.S. Constitution. The case was settled three years ago, but the federal court retained jurisdiction to enforce the terms of a stipulated judgment. The judgment set up a team of experts to evaluate the adequacy of the medical care delivery system and propose solutions to fulfill the State’s obligations to plaintiffs under the Eighth Amendment to the U.S. Constitution. On June 30, 2005, the district court ruled from the bench that he is appointing a receiver to run and operate the approximately $750 million adult health care delivery system (excluding mental health and dental care) of the California Department of Corrections and Rehabilitation, affecting approximately 32 prisons throughout the State (excluding Pelican Bay State Prison). On October 3, 2005, the district court issued two orders: (1) Findings of Fact and Conclusions of Law Re: Appointment of Receiver; and (2) Order Appointing Court Expert to “assist the Court in identifying discrete, urgently needed, remedial measures,” including providing clinical staff at those institutions with the greatest immediate need, pending the appointment of a receiver. The district court is still interviewing candidates, and will be using a national search firm to identify potential receiver candidates. The Court-appointed correctional expert issued a report to the Court regarding interim measures pending the appointment of the receiver. At this time, it is unknown what financial impact such an unprecedented decision would have on the State’s General Fund.

Action Seeking Recalculation of Proposition 98 Minimum Funding Guarantee

          On August 8, 2005, a lawsuit titled California Teachers Association et al v. Arnold Schwarzenegger et al. (Sacramento County Superior Court, Case No. 05CSO1165) was filed. Plaintiffs—California Teachers Association, California Superintendent of Public Instruction Jack O’Connell, and various other individuals—allege that the California Constitution’s minimum school funding guarantee was not followed for the 2004-05 fiscal year and the 2005-06 fiscal year. Plaintiffs allege an underfunding of approximately $3.1 billion for the two fiscal years. Plaintiffs seek a writ of mandate requiring the state to recalculate the minimum-funding guarantee in compliance with Article XVI, Section 8 of the California Constitution and declaratory relief finding that the State failed to appropriate sufficient funds to comply with the minimum funding requirement.

* * * * *

RATING AGENCIES’ACTIONS

          As of July 2005 Fitch, Standard & Poor’s and Moody’s rated the State’s general obligation, respectively, A, A and A2. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely by such rating agency if, in the judgment of such rating agency, circumstances so warrant. Any such downward revisions or withdrawals of ratings could have adverse effects on the market price of the State’s municipal obligations.

ADDITIONAL CONSIDERATIONS

          California municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from California state personal income taxes. Accordingly, investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX C

ADDITIONAL INFORMATION CONCERNING
CONNECTICUT MUNICIPAL OBLIGATIONS

          The following information is a summary of special factors affecting investments in Connecticut Municipal Obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by Connecticut (the “State”) and certain of its municipalities and public authorities. This summary does not purport to be a complete description and is based on information from statements relating to offerings of Connecticut bond issues. Citi Connecticut Tax Free Reserves has not independently verified and is not responsible for the accuracy or timeliness of this information.

STATE ECONOMY

          Connecticut is a highly developed and urbanized state. It is situated directly between the financial centers of Boston and New York. Connecticut is located on the northeast coast and is the southernmost of the New England States. It is bordered by Long Island Sound, New York, Massachusetts and Rhode Island. More than one-quarter of the total population of the United States and more than 50% of the Canadian population live within 500 miles of the State. The State’s population grew at a rate which exceeded the United States’ rate of population growth during the period 1940 to 1970, and slowed substantially during the past three decades. The State has extensive transportation and utility services to support its economy.

          Connecticut’s economic performance is measured by personal income which has been and is expected to remain among the highest in the nation; gross state product (the market value of all final goods and services produced by labor and property located within the State) which demonstrated stronger output growth than the nation in general during the 1980s, slower growth for a few years in the early 1990s, and steadily increasing growth during the rest of the 1990s; employment which fell during the early 1990s but rose steadily during the rest of the decade to a level above those experienced in the early 1990s; and the unemployment rate which is lower than the regional and national rate.

          Historically, the State’s average per capita income has been among the highest in the nation. The high per capita income is due to the State’s concentration of relatively high paying manufacturing jobs along with a higher portion of residents working in the non-manufacturing sector in such areas as finance, insurance and real estate, as well as educational services. A concentration of major corporate headquarters located within the State also contributes to the high level of income.

          The manufacturing industry, despite its continuing downward employment trend over the past five decades, has traditionally served as an economic base industry and has been of prime economic importance to Connecticut. Based on the level of personal income derived from this sector, Connecticut ranks seventeenth in the nation for its dependency on manufacturing in fiscal 2003. Manufacturing has traditionally been of prime economic importance to Connecticut but has continued to trend down during the last decade. This downward movement in employment levels is also reflected in the New England region and the nation. The transformation in the State’s manufacturing base confirms that the State’s employment share in the manufacturing sector is converging to the national average. Thus, Connecticut has been successful in diversifying itself away from dependence on just one type of industry. In calendar 2003, approximately 12% of the State’s workforce, versus 11 % for the nation, was employed in the manufacturing industry, down from roughly 50% in the early 1950s.

          Connecticut has a diverse manufacturing sector, with the construction of transportation equipment (primarily aircraft engines and submarines) being the dominant industry. The State is also a leading producer of military and civilian helicopters. Employment in the transportation equipment sector is followed by fabricated metals, computer and electronics, and machinery for the total number employed in 2003.

          During the past ten years, Connecticut’s manufacturing employment was at its highest in 1994 at 253,430 workers. Since that year, employment in manufacturing was on a downward trend with only a slight increase in 1997 and 1998. A number of factors, such as heightened foreign competition, outsourcing to offshore locations, and improved productivity played a significant role in affecting the overall level of manufacturing employment. Total manufacturing jobs in Connecticut continued to decline to a recent low of 199,530 in 2003, after a rebound to 247,870 in 1998. The total number of manufacturing jobs dropped 53,900, or 21.3% for the ten year period since 1994.

          One important component of the manufacturing sector in Connecticut is the defense industry. Approximately one quarter of the State’s manufacturing employees are employed in defense related business. Nonetheless, this sector’s significance in the State’s economy has declined considerably since the early 1980s. Connecticut has witnessed a marked reduction in the amount of federal spending earmarked for defense related industries in the State. In federal fiscal year 2003, Connecticut received $8.1 billion of prime contract awards. These total awards accounted for 4.2% of national total awards and ranked 5th in total defense dollars awarded and 2nd in per capita dollars awarded among the 50 states. In fiscal year 2003, Connecticut had $2,315 in per capita defense awards, compared to the national average of $658. As measured by a three year moving average of defense contract awards as a percent of Gross State Product, awards to Connecticut based firms have increased to 3.6% of Gross State Product in fiscal year 2003, up from 2.5% of Gross State Product in fiscal year 1994. Recent increases were primarily due to the procurement of helicopters and submarines.

          On May 13, 2005, the U.S. Department of Defense announced its preliminary list of bases recommended for closure or realignment, which included for closure the U.S. Naval Submarine Base New London in Groton, Connecticut. The closure of the base could have a significant impact on the economy of Southeastern Connecticut. The submarine base employs approximately 8,460 military and civilian personnel and contractors and 650 reservists. The State made arguments to the Base Realignment and Closure (“BRAC”) Commission for reconsideration of the proposed closure. On August 24, 2005, the BRAC Commission recommended to take the U.S. Naval Submarine Base New London off of the list of bases recommended for closure and realignment. On September 15, 2005, the President of the United States accepted the BRAC Commission’s recommendation. The recommendation will become final 45 “legislative” days after the President’s acceptance unless Congress acts to reject it in full. For this purpose, legislative days are calculated as days in which either House of Congress is in session, but do not include adjournments of more than three days.

FISCAL CONDITION IN RECENT YEARS

          General Fund revenues are derived primarily from the collection of State taxes, including the personal income tax, the sales and use tax and the corporation business tax. Miscellaneous fees, receipts, transfers and unrestricted Federal grants account for most of the other General Fund revenue.

Fiscal Year 2003-2004 Operations

          The State ended the 2003-04 fiscal year with a surplus. In the unaudited annual financial report provided by the Comptroller on February 23, 2005 as June of 30, 2004, General Fund revenues were $13,123.7 million, General Fund expenditures and net miscellaneous adjustments were $12,821.5 million and the General Fund surplus for the 2003-04 fiscal year was $302.2 million.

Midterm Budget Adjustments for 2003-2004 and 2004-2005

          A number of Midterm Budget Adjustments were made to both fiscal year 2003-04 and fiscal year 2004-05. The legislature passed, and the Governor signed on May 6, 2004, Public Act No. 04-216. At the time the midterm budget adjustments were adopted, the legislature was projecting a fiscal year 2003-04 gross surplus of $328.2 million. Of this amount, Public Act No. 04-216 increased appropriations by $234.9 million in fiscal year 2003-04, of which $90.5 million was for fiscal year 2003-04 deficiencies and $112.4 million was for appropriations carried forward to fund fiscal year 2004-05 expenditures. Additionally, $125.3 million was transferred to fiscal year 2004-05 revenue. This act also increased the original fiscal year 2004-05 General Fund appropriation for state agencies and accounts by $259.1 million to $13,226.3 million. The revised fiscal year 2004-05 budget was $129.5 million under the spending cap. On June 28, 2004, pursuant to Section 2-35 of the Connecticut General Statutes, the Finance, Revenue and Bonding Committee adopted revised fiscal year 2004-05 revenue estimates for the General Fund. The revised revenue estimates were $83.6 million higher than what was adopted in Public Act No. 04-216.

          In addition to the transfer of $125.3 million in revenue from fiscal year 2003-04 to fiscal year 2004-05 mentioned above, other significant revenue adjustments for fiscal year 2004-05 included a one-time acceleration of the liquidation of escheated property for an additional $50.0 million and securitization of future unclaimed property revenue for another additional $40.0 million. These actions, along with the State’s improving budget situation, eliminated the need for a previously planned securitization of future tobacco settlement revenue which was expected to raise $300.0 million. The act also increased the maximum property tax credit against the State personal income tax from $350 to $500 starting with tax years beginning on or after January 1, 2005. This change had no impact on the fiscal year 2004-05 biennial budget but was anticipated to result in a General Fund revenue loss of $105 million in fiscal year 2005-06 and subsequent years.

          On the expenditure side, this act provided $259.1 million in additional fiscal year 2004-05 General Fund appropriations. Significant changes included an increase of $40.0 million in aid to municipalities for education and an additional $43.5 million for increased health services costs for retired employees. Other notable changes included: an elimination of $55.0 million in required lapses; a reduction in savings expected from the early retirement incentive program of $29.7 million; Medicaid provider rate increases of $12.9 million; restoration of HUSKY benefits of $17.7 million; and expansion of funding for priority school districts of $18.7 million.

Fiscal Year 2004-2005 Operations

          Per Section 3-115 of the Connecticut General Statutes, the State’s fiscal position is reported monthly by the Comptroller. This report compares the revenues already received and revenues estimated to be collected to the expenditures already made and expenditures estimated to be made during the balance of the fiscal year. The monthly report of the Comptroller dated February 1, 2005 for the period ending December 31, 2004, estimates an operating surplus of $315.4 million for the 2004-05 fiscal year. General Fund revenues for the 2004-05 fiscal year were estimated at $13,637.2 million, General Fund expenditures and miscellaneous adjustments were estimated at $13,321.8 million resulting in the estimated surplus of $315.4 million.

          Since the beginning of the 2004-05 fiscal year, revenue projections have been increased by $327.2 million. The areas with the largest changes include the: (i) personal income tax, up $219.0 million, (ii) sales tax, down $41.5 million, (iii) corporation tax, up $68.6 million, (iv) real estate conveyance tax, up $30.7 million, and (v) oil companies tax, up $47.8 million.

          Additional expenditure requirements of $78.1 million are also anticipated for the 2004-05 fiscal year. The areas with the largest deficiencies include the: (i) Department of Correction, $23.3 million, (ii) Department of Children and Families, $13.8 million, (iii) Office of Policy and Management - Energy Contingency, $10 million, and (iv) Department of Mental Retardation, $7.4 million.

          Pursuant to Section 4-66 of the Connecticut General Statutes, the Office of Policy and Management provides estimates to the Comptroller by the twentieth day of each month of revenues and expenditures for the current fiscal year for use by the Comptroller in preparing the Comptroller’s monthly report. In the monthly estimates provided by the Office of Policy and Management on July 20, 2005, as of the period ending June 30, 2005, General Fund revenues for the 2004-05 fiscal year were estimated at $13,915.7 million, General Fund expenditures and miscellaneous adjustments were estimated at $13,758.3 million and the General Fund balance for the 2004-05 fiscal year was estimated to have a surplus of $157.4 million. In the monthly report of the Comptroller dated September 1, 2005, the Comptroller provided tentative financial statements (on the modified cash basis) for the General Fund as of the period ending June 30, 2005, and estimated that General Fund revenues for the 2004-05 fiscal year were $13,915.7 million, General Fund expenditures and miscellaneous adjustments were $13,758.3 million and the General Fund balance for the 2004-05 fiscal year was estimated to have a surplus of $157.4 million. This surplus takes into account the General Assembly’s passage of the biennial budget for fiscal years 2005-06 and 2006-07, pursuant to which the legislature has appropriated approximately $623.9 million of the estimated surplus from the 2004-05 fiscal year for various purposes, discussed more fully below under the caption Budget for Fiscal Years 2005-2006 and 2006-2007. The legislature has also provided for the transfer of $76 million to the Budget Reserve Fund from the surplus. The Comptroller estimated that $157.4 million would be available to transfer to the Budget Reserve Fund. The financial statements are preliminary as the Comptroller continues to process final revenue accruals and closing adjustments.

          The above projections are only estimates and the information in the monthly letter of the Office of Policy and Management to the Comptroller and in the Comptroller’s monthly report contain only estimates and no assurance can be given that future events will materialize as estimated or that subsequent estimates or actions of the General Assembly will not indicate changes in the final result of the fiscal year 2004-05 operations of the General Fund.

Budget for Fiscal Years 2005-2006 and 2006-2007

          The General Assembly passed the biennial budget for fiscal years 2005-06 and 2006-07 prior to its adjournment date of June 8, 2005. The budget for fiscal year 2005-06 includes General Fund revenues of $14,133.7 million and appropriations of $14,131.7 million, resulting in a projected surplus of $2.0 million. The budget for fiscal year 2006-07 includes General Fund revenues of $14,748.5 million and appropriations of $14,745.2 million, resulting in a projected surplus of $3.3 million.

          The biennial budget includes approximately $400 million in revenue increases in fiscal year 2005-06 and $530 million in revenue increases in fiscal year 2006-07. The following more significant revenue changes include (i) reducing the property tax credit under the income tax from $500 to $400, saving an estimated $105 million in fiscal year 2005-06 and $70 million in fiscal year 2006-07, (ii) imposing a 20% surcharge on the corporation tax in income year 2006 and a 15% surcharge in income year 2007, estimated to generate $43.4 million in fiscal year 2005-06 and $50.8 million in fiscal year 2006-07, (iii) enacting a new unified estate and gift tax on estates and gifts over $2.0 million along with a repeal of the succession tax and repeal of the separate gift tax, estimated to generate a net increase of $40.7 million in fiscal year 2005-06 and $102.1 million in fiscal year 2006-07, and (iv) instituting a nursing home provider tax as part of an overall plan to garner additional federal funds for the provider industry, estimated to generate $134.7 million in revenue from the tax in each year of the biennium as well as $114.8 million in additional federal funds in each year of the biennium.

          The General Assembly also included in the budget the use of anticipated fiscal year 2004-05 surplus funds to pay for various spending items. These include (i) appropriating $546.8 million for various items, including (1) $137.7 million to pay the debt service costs in fiscal years 2005-06 and 2006-07 on the outstanding Economic Recovery Notes which were issued to fund the State’s fiscal year 2001-02 and fiscal year 2002-03 General Fund deficits, (2) $100.0 million contribution to the Teachers’ Retirement Fund, (3)

$57.3 million of education equalization grants to towns, and (4) $42.4 million for accrued sick and vacation leave payments due to the early retirement program that was offered in 2003, (ii) transferring $57.1 million to agencies for various purposes, and (iii) funding $20 million for stem cell research. Based on the legislature’s surplus projection for fiscal year 2004-05 at the time the budget was passed, $76 million would be deposited into the Budget Reserve Fund.

          The budget is $24.6 million below the expenditure cap in fiscal year 2005-06 and $10.3 million below the expenditure cap in fiscal year 2006-07. The General Assembly also included in the budget a $244 million appropriation in fiscal year 2005-06 related to the nursing home provider tax within various sectors of the provider industry. The expenditure of these funds would have placed the budget above the expenditure cap in fiscal year 2005-06. However, in accordance with the provisions of Article XXVIII of the Amendments to the Constitution, the Governor issued a declaration to exceed the State’s expenditure cap in order to garner the additional federal funds associated with the program. This declaration was ratified by a three-fifths vote of each house of the General Assembly.

Fiscal Year 2005-2006 Operations

          In the Comptroller’s monthly report dated October 3, 2005, as of the period ending August 31, 2005, the Comptroller estimated that General Fund revenues for the 2005-06 fiscal year were $14,164.6 million, General Fund expenditures and miscellaneous adjustments were $14,135.5 million and the General Fund balance for the 2005-06 fiscal year was estimated to have a surplus of $29.1 million. Pursuant to Section 4-66 of the Connecticut General Statutes, the Office of Policy and Management provides estimates to the Comptroller by the twentieth day of each month of revenues and expenditures for the current fiscal year for use by the Comptroller in preparing the Comptroller’s monthly report. In the monthly estimates provided by the Office of Policy and Management on October 20, 2005, as of the period ending September 30, 2005, General Fund revenues for the 2005-06 fiscal year were estimated at $14,302.3 million, General Fund expenditures and miscellaneous adjustments were estimated at $14,166.9 million and the General Fund balance for the 2005-06 fiscal year was estimated to have a surplus of $135.4 million. The Comptroller’s estimates matched the Office of Policy and Management’s estimates in the Comptroller’s monthly report dated November 1, 2005, as of the period ending September 30, 2005.

          The above projections are only estimates and the information in the Comptroller’s monthly report and in the monthly letter of the Office of Policy and Management to the Comptroller contain only estimates and no assurance can be given that future events will materialize as estimated or that subsequent estimates or actions of the General Assembly will not indicate changes in the final result of the fiscal year 2005-06 operations of the General Fund.

STATE TAX REVENUES

          The State imposes a personal income tax on the income of residents of the State (including resident trusts and estates), part-year residents and certain non-residents who have taxable income derived from or connected with sources within Connecticut. The tax imposed is at the maximum rate of 5% on Connecticut taxable income. Depending on federal income tax filing status, the taxable year and Connecticut adjusted gross income, personal exemptions are available to taxpayers, ranging from $12,000 to $24,000, with the lower end of the range increasing annually to $15,000 by taxable year 2010 for certain taxpayers. In addition, tax credits ranging from 1 % to 75% of a taxpayer’s Connecticut tax liability are also available depending upon federal income tax filing status, the taxable year and Connecticut adjusted gross income. Such exemptions and tax credits are phased out at certain higher income levels. Neither the personal exemption nor the tax credit described above is available to trusts or estates. Legislation enacted in 1995 effected a graduated rate structure beginning in tax year 1996. Under this revised structure, the top rate remains at 5% with a rate of 3% applicable to taxable income up to certain amounts. The first $20,000 of taxable income for a joint filer and the first $10,000 of taxable income for a single filer is taxed at the 3% rate. In addition, an income tax credit for property taxes paid has been decreased from a maximum of $500 per filer to $350 per filer beginning with the taxable year commencing January 1, 2003, but is scheduled to revert to $500 on January 1, 2005 in accordance with Public Act No. 04-216 which is effective for tax years beginning January 1, 2005. Taxpayers also are subject to a Connecticut minimum tax based on their liability, if any, for payment of the federal alternative minimum tax.

          The Sales Tax is imposed, subject to certain limitations, on the gross receipts from certain transactions within the State of persons engaged in business in the State, including (a) sales at retail of tangible personal property, (b) the rendering of certain services, (c) the leasing or rental of tangible personal property, (d) the production, fabrication, processing, printing, or imprinting of tangible personal property to special order or with materials furnished by the consumer, (e) the furnishing, preparation or serving of food, meals, or drinks, and (f) the transfer of occupancy of hotel or lodging house rooms for a period not exceeding thirty consecutive calendar days. The Use Tax is imposed, with certain exceptions, on the consideration paid for certain services or purchases or rentals of tangible personal property used within the State pursuant to a transaction not subject to the Sales Tax. The tax rate for the Sales and Use Taxes is 6%. A separate rate of 12% is charged on the occupancy of hotel rooms. Various exemptions from the Sales and Use Taxes are provided, based on the nature, use or price of the property or services involved or the identity of the purchaser. Tax returns and accompanying payments with respect to revenues from these taxes are generally due monthly on or before the last day of the month next succeeding the taxable month.

          The Corporation Business Tax is imposed on any corporation, joint stock company or association, any dissolved corporation that continues to conduct business, any electric distribution company or fiduciary of any of the foregoing which carries on or has the right to carry on business within the State or owns or leases property or maintains an office within the State or is a general partner in a partnership or a limited partner in a limited partnership, except an investment partnership, that does business, owns or leases property or maintains an office within the State. Certain financial services companies are exempt from this tax. For taxable years commencing on or after January 1, 1999, this exemption extends to domestic insurance companies. The Corporation Business Tax provides for three methods of computation. The taxpayer’s liability is the greatest amount computed under any of the three methods.

          The first method of computation is a tax measured by the net income of a taxpayer (the “Income-Base Tax”). Net income means federal gross income with limited variations less certain deductions, most of which correspond to the deductions allowed under the Internal Revenue Code of 1986, as amended from time to time. The Income-Base Tax had been levied at the rate of 10.75% in 1996 and was phased down over subsequent years to 7.5% for taxable years commencing on and after January 1, 2000. The second method of computing the Corporation Business Tax is an alternative tax on capital. This alternative tax is determined either as a specific maximum dollar amount or at a flat rate on a defined base, usually related in whole or in part to its capital stock and balance sheet surplus, profit and deficit. The third method of computing the Corporation Business Tax is the minimum tax which is a flat $250. Corporations must compute their tax liability under all three methods, determine which calculation produces the greatest tax, and pay that amount to the State.

          Public Act No. 02-1 of the May 9th Special Session instituted a $250 charge on LLCs, LLPs and S corporations, and limited corporation credits from reducing tax liability by more than 70%. Public Act No. 024 of the May 9th Special Session extended the tax to single-member LLCs that are not considered entities separate from their owners for federal tax purposes. Public Act No. 03-2 institutes a one time corporation business tax surcharge of 20% in income year 2003 and Public Act No. 03-1 of the June 30th Special Session imposes another one time corporation business tax surcharge of 25% in income year 2004.

          Other tax revenues are derived from inheritance taxes, taxes on gross receipts of hospitals until April 1, 2000, taxes on public service companies, taxes on net direct premiums of insurance companies, taxes on oil companies, cigarette and alcoholic beverage excise taxes, real estate conveyance taxes, taxes on admissions and dues and other miscellaneous tax sources.

          Depending upon the particular program being funded, federal grants in aid are normally conditioned to some degree, on resources provided by the State. More than 99% of unrestricted federal grant revenue is expenditure driven. The largest federal grants in fiscal year 2003-04 were made for the purposes of providing medical assistance payments to the low income and the indigent and temporary assistance to needy families. The State also receives certain restricted federal grants which are not reflected in annual appropriations but which nonetheless are accounted for in the General Fund. In addition, the State receives certain federal grants which are not accounted for in the General Fund but are allocated to the Transportation Fund, various Capital Project Funds and other funds.

          Other non-tax revenues are derived from special revenue transfers; Indian gaming payments; licenses, permits and fees; sales of commodities and services; rents, fines and escheats; investment income; other miscellaneous revenue sources; and designated Tobacco Settlement Revenues.

          In November 1992, electors approved an amendment to the State Constitution providing that the amount of general budget expenditures authorized for any fiscal year shall not exceed the estimated amount of revenue for such fiscal year. This amendment also provides a framework for a cap on budget expenditures. The General Assembly is precluded from authorizing an increase in general budget expenditures for any fiscal year above the amount of general budget expenditures authorized for the previous fiscal year by a percentage which exceeds the greater of the percentage increase in personal income or the percentage increase in inflation, unless the Governor declares an emergency or the existence of extraordinary circumstances and at least three-fifths of the members of each house of the General Assembly vote to exceed such limit for the purposes of such emergency or extraordinary circumstances. The constitutional limitation on general budget expenditures does not include expenditures for the payment of bonds, notes or other evidences of indebtedness. There is no statutory or constitutional prohibition against bonding for general budget expenditures.

          The Supreme Court has ruled that the provisions of the constitutional budget cap require the passage of additional legislation by a three-fifths majority in each house of the General Assembly, which has not yet occurred. In the interim, the General Assembly has been following a provision of the General Statutes, which contains the same budget cap as the constitutional amendment. In addition to the exclusion of debt service from the budget cap, this statute also excludes statutory grants to distressed municipalities, expenditures to implement federal mandates and court orders in the first fiscal year in which such expenditures are authorized, and payments from surplus for certain debt retirement and additional state employee pension contributions.

          Section 3-21 of the General Statutes provides that no bonds, notes or other evidences of indebtedness for borrowed money payable from General Fund tax receipts of the State shall be authorized by the General Assembly or issued except as shall not cause the aggregate amount of (1) the total amount of bonds, notes or other evidences of indebtedness payable from General Fund tax receipts authorized by the General Assembly but which have not been issued and (2) the total amount of such indebtedness which has been issued and remains outstanding, to exceed 1.6 times the total estimated General Fund tax receipts of the State for the fiscal year in which any such authorization will become effective or in which such indebtedness is issued, as estimated for such fiscal year by the joint standing committee of the General Assembly having cognizance of finance, revenue and bonding. However, in computing the aggregate amount of indebtedness at any time, there shall be excluded or deducted revenue anticipation notes having a maturity of one year or less, refunded indebtedness, bond anticipation notes, borrowings payable solely from the revenues of a particular project, the balances of debt retirement funds associated with indebtedness subject to the debt limit as certified by the Treasurer, the amount of federal grants certified by the Secretary of the Office of Policy and Management as receivable to meet the principal of certain indebtedness, all authorized and issued indebtedness to fund any budget deficits of the State for any fiscal year ending on or before June 30, 1991 and for the fiscal years ending June 30, 2002 and June 30, 2003, all authorized debt to fund the Connecticut Development Authority’s tax increment bond program, and any indebtedness represented by agreements entered into pursuant to certain provisions of the General Statutes, provided the indebtedness in connection with which such agreements were entered into shall be included in such aggregate amount of indebtedness. For purposes of the debt limit statute, all bonds and notes issued or guaranteed by the State and payable from General Fund tax receipts are counted against the limit, except for the exclusions or deductions described above. In addition, under Public Act No. 95-230 and Public Act No. 02-3, the amount of authorized but unissued debt for the University of Connecticut 2000 and 21st Century programs is limited to the amount permitted to be issued under the cap.

          Under the General Statutes, the Treasurer is required to compute the aggregate amount of indebtedness as of January 1 and July 1 each year and to certify the results of such computation to the Governor and the General Assembly. If the aggregate amount of indebtedness reaches 90% of the statutory debt limit, the Governor shall review each bond act for which no bonds, notes or other evidences of indebtedness have been issued, and recommend to the General Assembly priorities for repealing authorizations for remaining projects. The debt incurring margin as of October 15, 2005 was $3,504,451,333.99.

LITIGATION

          The State, its officers and employees, are defendants in numerous lawsuits. The ultimate disposition and fiscal consequences of these lawsuits are not presently determinable. The Attorney General’s Office has reviewed the status of pending lawsuits and reports that it is the opinion of the Attorney General that such pending litigation will not be finally determined so as to result individually or in aggregate in a final judgment against the State which would materially adversely affect its financial position, except that in the cases described below the fiscal impact of an adverse decision might be significant but is not determinable at this time. The cases described in this section generally do not include any individual case where the fiscal impact of an adverse judgment is expected to be less than $15 million, but adverse judgments in a number of such cases could, in the aggregate and in certain circumstances, have a significant impact.

          Sheff v. O’Neill is a Superior Court action brought in 1989 on behalf of black and Hispanic school children in the Hartford school district. The plaintiffs sought a declaratory judgment that the public schools in the greater Hartford metropolitan area are segregated de facto by race and ethnicity and are inherently unequal to their detriment. They also sought injunctive relief against state officials to provide them with an “integrated education.” On April 12, 1995, the Superior Court entered judgment for the State. On July 9, 1996, the State Supreme Court reversed the Superior Court judgment and remanded the case with direction to render a declaratory judgment in favor of the plaintiffs. The Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. The Supreme Court also directed the Superior Court to retain jurisdiction of this matter. The 1997 General Assembly enacted P.A. 97-290, An Act Enhancing Educational Choices and Opportunities, in response to the Supreme Court decision. In response to a motion filed by the plaintiffs, the Superior Court in 1998 ordered the State to show cause as to whether there has been compliance with the Supreme Court’s ruling. In a Memorandum of Decision issued March 3, 1999, the Superior Court found that the State complied with the 1996 decision of the Supreme Court. The Superior Court noted that the plaintiffs failed to allow the State enough time to take additional steps in its remedial process.

          The plaintiffs filed a motion on December 28, 2000 seeking to have the Superior Court, once again, monitor the State’s compliance with the State Supreme Court’s 1996 decision. A hearing about whether the State is still complying with the Supreme Court’s ruling and what order, if any, the Court should issue was held in April, 2002. Before the filing of briefs, the parties reached a settlement. The agreement was submitted to the General Assembly on January 26, 2003, and was deemed approved pursuant to Section 3-125a of the Connecticut General Statutes on February 25, 2003, when it was not rejected by 3/5 vote of both houses of the legislature. The Court approved the settlement on March 12, 2003.

          Under the settlement agreement, the State will be obligated, over the next four years to, among other things, open two new magnet schools in the Hartford area each year, substantially increase the voluntary inter-district busing program in the Hartford area, and work collaboratively with the plaintiffs in planning for the period after the four year duration of the proposed order. The anticipated additional costs of the proposed order over current expenditures, exclusive of school renovation/construction costs, are approximately $4.5 million in the first year, $9.0 million in the second year, $13.5 million in the third year, and $18.0 million in the fourth year, for a total additional cost of $45.0 million.

          On August 3, 2004, the plaintiffs filed a motion seeking an order that the defendants are in material breach of the settlement approved by the Court. Specifically, the Court is presently addressing a dispute between the parties regarding Section III.A.1 of the settlement agreement, which provides: “The State will provide sufficient resources to plan, develop, open and operate two new host magnet schools of approximately 600 students each, for approximately 1200 students total per year, each year of the four year period of the Stipulation (or eight new magnet schools).” The plaintiffs claim that the State is not in compliance with this provision because the schools do not each currently have 600 enrolled students. Both the plaintiffs and the State have briefed the issue. It is anticipated that the Court will set a schedule for further proceedings after deciding this issue.

          Carr v. Wilson-Coker is a Federal District Court action brought in 2000 in which the plaintiffs seek to represent a class of certain Connecticut Medicaid beneficiaries. The plaintiffs claim that the Commissioner of the Department of Social Services fails to provide them with reasonable and adequate access to dental services and to adequately compensate providers of dental services. The plaintiffs seek declaratory and injunctive relief, plus attorneys’ fees and costs. The parties have filed cross-summary judgment motions, which are pending with the Court.

          Foreman v. State is a Federal District Court action brought in January, 2001, challenging the policy and/or practice of strip searching all adult inmates arriving at correctional centers, including temporary surrenders, regardless of whether there is a reasonable suspicion that the person might be carrying weapons or contraband. The complaint purports to be brought on behalf of a class of similarly situated individuals, and seeks damages, declaratory and injunctive relief, plus attorneys’ fees and costs.

          Association for Retarded Citizens of Connecticut, Inc. v. O’Meara is a Federal District Court action brought in October 2001 alleging that the State of Connecticut’s Department of Mental Retardation is in violation of applicable Medicaid law and Title II of the Americans With Disabilities Act, along with other federal law, by maintaining a waiting list for Medicaid services of approximately 1600 Medicaid eligible persons. The suit also alleges that the Department of Mental Retardation’s placement of persons in quasi-institutional settings, without first allowing them to choose a more integrated community setting, violates federal law. The case seeks mandatory injunctive relief, attorneys’ fees and costs. The District Court has granted plaintiff’s motion for class certification and discovery is proceeding. A tentative settlement was presented to the legislature in accordance with Section 3-125(a) of the Connecticut General Statutes. After the legislature approved the settlement, the District Court approved it on May 19, 2005.

          Seymour v. Region One Board of Education is a case in which the plaintiff property owners in Canaan claim that Section 10-51(b) of the Connecticut General Statutes, which sets out the cost allocation formula for towns comprising regional school districts, denies Canaan taxpayers equal protection because Canaan is one of the poorest towns in the district. Since all towns in the district pay the same per pupil charge, the plaintiffs allege that they must bear an inequitable tax burden. They seek to enjoin the present statutorily-mandated system and to have the Court order the regional board to devise a formula more favorable to them. The Superior Court dismissed the case as nonjusticiable, but the Connecticut Supreme Court reversed and remanded. The Superior Court dismissed the case once again for lack of standing, and the plaintiffs have appealed that second dismissal. The Superior Court dismissed the case once again for lack of standing and the Supreme Court affirmed the dismissal. The plaintiffs have now petitioned for a writ of certiorari. That petition is pending.

          State Employees Bargaining Agent Coalition v. Rowland is a Federal District Court case in which a purported class of laid off State employees have sued the Governor and the Secretary of the Office of Policy and Management alleging that they were laid off in violation of their constitutional rights. The plaintiffs claim back wages, damages, attorneys fees and costs. The defendants have moved to dismiss the action, and that motion is currently pending.

          In State of Connecticut v. Philip Morris, Inc., et al., the action that resulted in the 1998 Master Settlement Agreement (“MSA”) entered into by Connecticut and nearly all other states and territories to resolve litigation claims against the major domestic tobacco manufacturers, three manufacturers that subsequently agreed to participate in the MSA, Commonwealth Brands, Inc., King Maker Marketing, Inc., and Sherman 1400 Broadway N.Y.C. Inc., have filed a petition to compel arbitration against the State with regard to certain alleged obligations of the State under the MSA. These parties contend that the State has not diligently enforced its obligations under the MSA to enforce statutory requirements against non-participating manufacturers and that the issue is subject to arbitration under the MSA. If such claims are determined to be subject to arbitration, and an arbitration panel were to conclude that the State had not diligently enforced its obligations under the MSA against non-participating manufacturers, then the payments that the State receives under the MSA could be reduced or eliminated for any year that the State was found not to have diligently enforced its obligations.

          Since 1991, the State Department of Children and Families has been operating under the provisions of a federal court-ordered consent decree in the Juan F. case. In October 2003, the State entered into an agreement with the Juan F. Court Monitor and lawyers representing the plaintiff class of children in the child welfare system designed to end judicial oversight of the agency by November 2006. The agreement was approved and ordered by the court. The agreement included the establishment of a Transition Task Force which included the Juan F. Court Monitor, who was given full and binding authority to develop an Exit Plan. The Court Monitor’s Exit Plan includes an open-ended funding provision (virtually identical to that contained in the Consent Decree). The State has objected to this provision of the Exit Plan, which was adopted by the court in December 2003, claiming in part that the Exit Plan requires the State to provide open-ended funding to implement the plan which could violate the State’s constitutional cap on spending. On February 10, 2004 the court denied the State’s request to reconsider the funding provision. The State is currently working to meet the requirements of the Exit Plan.

          While the various cases described in this paragraph involving alleged Indian Tribes do not specify the monetary damages sought from the State, the cases are mentioned because they claim State land and/or sovereignty over land areas that are part of the State of Connecticut. Several suits have been filed since 1977 in the Federal District Court and the Connecticut Superior Court on behalf of alleged Indian Tribes in various parts of the State, claiming monetary recovery as well as ownership to land in issue. Some of these suits have been settle or dismissed. The plaintiff group in one of the remaining suits is the alleged Golden Hill Paugussett Tribe and the lands involved are generally located in Bridgeport, Trumbull and Orange. In June of 2004, the Federal Bureau of Indian Affairs denied recognition to the alleged Golden Hill Paugussett Tribe of Indians. The alleged Tribe has filed an appeal with the United States Secretary of the Interior, and that appeal was dismissed on March 18, 2005. An additional suit has been filed by the alleged Schaghticoke Indian Tribe claiming privately and town held lands in the Town of Kent. The State is not a defendant to that action. In February 2004, the Federal Bureau of Indian Affairs issued a final determination granting federal recognition to the Schaghticoke Tribal Nation. The State appealed that decision to the Interior Board of Appeals, which on May 13, 2005 vacated that determination and remanded the matter to the Federal Bureau of Indian Affairs for reconsideration. On October 12, 2005, the Department of Interior of Indian Affairs declined to acknowledge the Schaghticoke Indian Tribe. The land claims have been stayed pending the resolution of the federal recognition matter. It is possible that other land claims could be brought by other Indian groups, who have petitioned the Federal Government for Federal recognition. In June 2002, the Federal Bureau of Indian Affairs issued a final determination granting federal recognition to the Historic Eastern Pequot tribe. The State appealed that decision to the Interior Board of Appeals, which on May 13, 2005 vacated that determination and remanded the matter to the Federal Bureau of Indian Affairs for reconsideration. On October 12, 2005, the Department of Interior Bureau of Indian Affairs declined to acknowledge this group as an Indian tribe. In any of the land claims matters, irrespective of whether federal recognition is granted, denied or upheld, a particular tribe could institute or renew land claims against the State or others, or press the claims it has already asserted.

Investigations and Public Officials.

          There is an ongoing federal investigation of the Rowland administration regarding alleged improprieties with contract awards. In connection with that investigation, federal authorities are also reviewing gifts given to the former Governor. On December 23, 2004, former Governor John G. Rowland pleaded guilty to one federal charge of conspiracy to commit honest services mail fraud and tax fraud. Sentencing occurred on March 18, 2005.

* * * * *

RATING AGENCIES’ACTIONS

          As of November 2005, Moody’s, Standard & Poor’s and Fitch Ratings have assigned their municipal bond ratings of Aa3, AA, and AA, respectively, to the outstanding general obligation bonds of the State. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by the rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market price of the States general obligation bonds.

ADDITIONAL CONSIDERATIONS

          Connecticut Municipal Obligations also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from Connecticut State personal income taxes. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX D

ADDITIONAL INFORMATION CONCERNING
NEW YORK MUNICIPAL OBLIGATIONS

          The following information is a summary of special factors affecting investments in New York municipal obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State of New York (the “State”) and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based on information from official statements relating to offerings of New York issuers, updates to annual information statements, and other publicly issued reports written by certain agencies within the State government.. Any estimates of future results and other projections are statements of opinion based on available information at the time made and are subject to risks and uncertainties which may cause actual results to differ materially. None of the funds has independently verified, and none is responsible for, the accuracy or timeliness of this information and such information is included herein without the express authority of any New York issuer.

CURRENT ECONOMIC OUTLOOK

          Recent above-trend national growth rates have helped to buttress the New York State economy. As of October 2005, the New York State Index of Coincident Economic Indicators prepared by the State’s Division of the Budget (the “DOB”) shows that the State economy has been in recovery for two years. The State economy added about 80,000 private sector jobs between September 2004 and November 2005. The State is estimated to have emerged from recession in the summer of 2003. The New York State economy is well on its way to a full recovery from the impact of the September 11th attack, reversing several years where the State’s job base was in decline. The continued strengthening of the State economy is expected to help to sustain the housing market, although not at the torrid pace of growth observed in 2004. Moreover, with the pickup in equity market activity toward the end of 2004, the securities industry saw solid profit levels, though below those earned in 2003. Bonus growth is expected to slow, resulting in total New York wage growth of 4.6 percent for 2005, followed by growth of 5.2 percent in 2006. State nonagricultural employment is projected to rise 0.8 percent in 2006, a slight decline from the 1.0 percent increase expected in 2005.

          In 2005-06, the State’s General Fund GAAP Financial Plan shows total revenues of $39.5 billion, total expenditures of $48.9 billion, and net other financing sources of $9.4 billion, resulting in a projected operating surplus of $46 million and a projected accumulated surplus of $592 million. The operating results primarily reflect the moneys set aside in the Fiscal Stability Reserve.

          As of October 2005, general Fund receipts for 2005-06, including transfers from other funds, are projected at $47.1 billion in 2005-06, an increase of $777 million from the First Quarterly Update to the 2005-06 Financial Plan estimates (the “First Quarterly Update”) issued by the DOB in August 2005. The positive revisions are due to better than anticipated results in personal income tax collection and corporate franchise tax. DOB believes the revisions to the receipts forecast are conservative given positive results to date and, as a result, the potential exists for future positive changes to the revenue forecast. However, much of the increase in collections through September 2005 was concentrated in taxes that historically have been highly volatile, especially the real estate transfer tax, estate tax, and the corporate franchise tax.

          General Fund disbursements, including transfers to other funds, are expected to total $46.9 billion in 2005-06, an increase of $447 million from the First Quarterly Update, and State funds spending is projected to total $70.5 billion in 2005-06. . All State funds spending in 2004-05 is projected to total $106.7 billion, an increase of $24 million for the First Quarterly Update.

          DOB projects the State will end the 2005-06 fiscal year with a balance of $2.8 billion in the General Fund. The balance includes $1 billion in the State’s Tax Stabilization Reserve Fund (the “rainy day reserve”), $552 million in the Personal come Tax (PIT) Reserve Fund, $301 million in the Community Projects Fund, and $21 million in the State’s Contingency Reserve Fund.

Special Considerations

          DOB believes that its current estimates related to the performance of the State and national economies are reasonable. However, many complex political, social, and economic forces influence the State’s economy and finances, which may in turn affect the State’s Financial Plan. These forces may affect the State from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State’s control. Projections are also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast.

          In addition to the risks associated with the national economic forecast, there exist specific risks to the State economy. Chief among them is a weaker performance within the financial sector than is currently projected. Rising interest rates tend to have a more negative impact on the New York economy than on the nation as a whole. Higher energy prices and global instability also loom large as risks to equity market performance. A weaker financial market performance than expected could result in lower bonus payment growth than projected, though this impact would be largely felt during the first quarter of 2006. In contrast, a stronger national economy than expected could result in stronger equity market growth and, in turn, greater demand for financial market services and even stronger income growth in that sector than expected.

          The State is involved in litigation challenging the use of proceeds from the conversion of Empire Blue Cross/Blue Shield from a not-for-profit corporation to a for-profit corporation. The State is counting on $2.2 billion in conversion proceeds from Empire and other sources to finance Health Care Reform Act (HCRA) programs in 2005-06. In order to insure General Fund balance, the Enacted Budget provides that no spending for certain HCRA programs may occur after June 30, 2005 unless conversion proceeds become available. The Financial Plan assumes that this issue will be resolved to allow full year spending for all HCRA programs. Other risks inherent in the current projections include the performance of the State and national economies, adverse judgments against the State, and changes in the level of Federal aid.

          The Financial Plan projections assume that video lottery terminal (VLT) revenues will be used to continue to finance the State’s SBE program. The SBE program is part of the State’s efforts to comply with a State Court of Appeals ruling that found that the school finance system failed to provide students in New York City with an adequate education in violation of the State Constitution. The compliance plan also includes traditional school aid and Federal aid. The State Court of Appeals has upheld the constitutionality of VLTs as a lottery game for education funding.

          An ongoing risk to the Financial Plan arises from the potential impact of certain litigation and Federal disallowances now pending against the State, which could produce adverse effects on the State’s projections of receipts and disbursements. It is unclear at this time what impact, if any, Federal actions may have on the State Financial Plan in the current year or in the future. The Financial Plan assumes no significant Federal disallowances or other Federal actions that could adversely affect State finances.

2005-06 Fiscal Year

          The New York economy continues to expand. Recent above-trend national growth rates have helped to buttress the New York State economy, putting the State well on its way to a full recovery from the impact of the September 11 attack, and reversing several years where the State’s job base was in decline. New York emerged from the national recession in September 2003, marking an important milestone in the State’s recovery from the impact of September 11th. The State economy is experiencing sustained growth, and generating tax collections above the levels forecast by DOB in its most recent update to the 2004-05 Financial Plan issued November 1, 2004 (the “Mid-Year Update”). As of January 25, 2005, DOB projects underlying annual receipts growth of 10.2 percent in 2004-05 and 6.5 percent in 2005-06, based on actual results then available and a revised economic forecast.

          The expected merger of WellChoice, Inc. and WellPoint, Inc. would eliminate the most significant known risk to the State’s 2005-06 Financial Plan. In the current year, the State had been planning on an additional $1.1 billion in revenues for Health Care Reform Act (HCRA) through stock sales related to the conversion of WellChoice into a for profit entity. The merger, if completed as planned, is expected to generate approximately $2 billion in cash in the current year for HCRA, as well as additional resources in future years.

          As of October 2005, DOB projects General Fund receipts, including transfers from other funds, of $47.1 billion and General Fund disbursements, including transfers to other funds, of $46.9 billion. The General Fund is projected to end the current fiscal year with a balance of $2.8 billion. The balance includes $1 billion in the fiscal stability reserve which is planned to be used in equal installments to lower the outyear gaps, $872 million in the Tax Stabilization Reserve Fund (the “rainy day reserve”), $552 million in the Personal Income Tax (PIT) Reserve Fund set aside to pay refunds on calendar year 2005 tax liabilities, $286 million in the Community Projects Fund that finances existing legislative and gubernatorial initiatives, and $21 million in the Contingency Reserve Fund for litigation.

          The most significant revisions to the three-year General Fund forecast include an increase in projected revenues driven by continued favorable economic conditions, partially offset by higher spending for energy in the wake of the gulf coast hurricanes, Medicaid due mainly to implementation of the Federal Medicare Part D Prescription Drug Benefit Program, and an additional General Fund subsidy to HCRA in 2007-08.

Size of the 2005-06 Fiscal Budget

          General Fund spending is projected to total $46.9 billion in 2005-06, an increase of $447 million over the First Quarterly Update. State Funds disbursements, which include spending financed from other state revenue sources as well as the General Fund, are projected to total $70.5 million in 2005-06, an increase of $16 million from the First Quarterly Update. State Funds spending, which includes both the General Fund and spending from other funds supported by State revenues, is projected to total $70.5 billion in 2005-06. All Funds spending, which includes Federal grants and is the broadest measure of State spending, is projected to total $106.7 billion in 2005-06, an increase of $24 million from the First Quarterly Update.

2005-2006 Budget Gaps

          As noted in the Enacted Budget Report and First Quarterly Update, the projected outyear budget gaps are primarily the result of anticipated spending increases that exceed the growth in revenues, and the loss of nonrecurring resources used to help balance the budget in 2005-06. The Governor is required to submit a balanced 2006-07 budget with the Executive Budget submission in mid-January 2006.

          General Fund receipts in 2006-07 are projected to increase by $1.8 billion from the current year. Underlying revenue growth of $3.2 billion (6.2 percent) in 2006-07 is offset by the loss of several one-time revenues (roughly $500 million), the phase-out of PIT surcharge and a one-quarter percent increase in sales tax ($1 billion) and higher debt service costs which reduce the amount of transfers from the Revenue Bond Tax Fund to the General Fund ($185 million).

2005-06 FINANCIAL PLAN

          The Legislature completed action on the Executive Budget appropriation and Article VII bills for the 2005-06 fiscal year by March 31, 2005 (passing the debt service appropriation bill on March 8 and the remaining bills by the end of the month). On April 12, 2005, several amendments (“chapter amendments”) to the 2005-06 budget were enacted that authorized, among other things, funding for the Temporary Assistance for Needy Families program (TANF), the Environmental Protection Fund (EPF), and the Help America Vote Act. The State’s official Enacted Budget Financial Plan projections set forth here are based on the budget bills and chapter amendments enacted through April 12, 2005.

          The Executive Budget for 2005-06 presented a balanced General Fund Financial Plan that eliminated a projected budget gap of $4.2 billion. The Enacted Budget Financial Plan for 2005-06 is also balanced, the result of both new resources and the approval of roughly $3.3 billion of the $4.1 billion in Executive Budget gap-closing recommendations. Reserves have been increased to $1.5 billion.

          In summary, the Enacted Budget authorized approximately $1.8 billion of the $2.8 billion in spending restraint proposed with the Executive Budget, including (a) roughly one-half of the $1.1 billion in proposed Medicaid provider and recipient cost containment and all $800 million in savings from financing certain Medicaid spending outside of the General Fund, (b) debt management initiatives to help reduce the growth in debt service costs ($150 million), and (c) mental hygiene savings ($250 million). Revenue actions net of tax cuts total $605 million, or $72 million above the $533 million proposed with the Executive Budget. Finally, $889 million in one-time actions are authorized in the budget, an increase of $33 million above the Executive proposal.

          The Enacted Budget provides an $850 million school year increase in school aid, $324 million above the level recommended in the Executive Budget. The school aid program includes a new “sound basic education” (SBE) aid program, financed with Video Lottery Terminal (VLT) revenues, that will distribute aid through a formula that benefits high-need districts. The SBE program is part of the State’s efforts to comply with a State Court of Appeals’ruling that found the school finance system failed to provide students in New York City with an adequate education in violation of the State Constitution. The compliance plan also includes traditional school aid and Federal aid.

          The Enacted Budget includes funding, consistent with the Executive Budget, to permit the State to pay for the local share of Medicaid costs in excess of 2005 spending levels plus 3.5 percent ($121 million), to accelerate the full State takeover of the Family Health Plus (FHP) program ($25 million), and to provide enhanced aid for local governments ($61 million).

          The Enacted Budget Financial Plan projects General Fund spending, including transfers to other funds, will total $46.2 billion, an increase of $2.1 billion (4.7 percent) from 2004-05. State Funds spending, which includes spending financed from other State revenue sources as well as the General Fund, is projected at $70.3 billion, an annual increase of $4.9 billion (7.4 percent). All Governmental Funds spending (hereafter “All Funds”), which includes Federal grants, is estimated to increase by $4.4 billion (4.3 percent) for a total of $106.5 billion.

          The 2005-06 Financial Plan includes a fiscal stability reserve of $601 million. The State’s general reserves are projected to total $1.5 billion in 2005-06, equivalent to roughly 3.2 percent of General Fund spending. As in any fiscal year, the Enacted Budget Financial Plan is subject to a variety of risks and uncertainties that could cause actual results to differ materially from current projections. For example, the State is involved in litigation challenging the use of proceeds from the conversion of Empire Blue Cross/Blue Shield from a not-for-profit corporation to a for-profit corporation. The State is counting on $2.2 billion in conversion proceeds from

Empire and other sources to finance the Health Care Reform Act (HCRA) programs in 2005-06. In order to insure General Fund balance, the Enacted Budget provides that no spending for certain HCRA programs may occur after June 30, 2005 unless conversion proceeds become available. The Financial Plan assumes that this issue will be resolved to allow full year spending for all HCRA programs. Other risks inherent in the current projections include the performance of the State and national economies, adverse judgments against the State, and changes in the level of Federal aid.

2005-06 Receipts

Tax Receipts

          All Funds tax receipts are projected to total nearly $53 billion in the current year, an increase of $804 million from the First Quarterly Update. The revision reflects the better than expected results for PIT and corporate franchise tax.

          DOB believes the revisions to the receipts forecast are conservative given positive results to date and, as a result, the potential exists for future positive changes to the revenue forecast. However, much of the increase in collections through September 2005 was concentrated in taxes that historically have been highly volatile, especially the real estate transfer tax, estate tax, and the corporate franchise tax. Should the upward trend in these taxes continue to be positive, DOB expects to revise the receipts forecast upward with the 2006-07 Executive Budget presentation.

Personal Income Tax

          General Fund PIT receipts are projected to increase by $2.4 billion (13.1 percent) from 2004-05. The increase is due to continued economic improvement in 2005 (stronger withholding and estimated tax payments), strong payments on 2004 tax liability (higher final returns and extensions offset slightly by an increase in refunds) and a smaller deposit into the PIT refund reserve account. This amount is offset by a larger deposit to the RBTF.

          General Fund PIT receipts, including refund reserve transactions, are revised upward by $1.1 billion from the Executive Budget estimate. This reflects the combination of an increase to base collection estimates due to stronger 2004-05 actuals, changes to tax actions proposed with the Budget, and additional resources from the refund reserve account deposited at the start of 2005-06 fiscal year largely reflecting higher than expected 2004-05 results.

User Taxes and Fees

          User taxes and fees include receipts from the State sales tax, cigarette and tobacco products taxes, alcoholic beverage taxes and fees, motor fuel taxes, and motor vehicle license and registration fees. Receipts for user taxes and fees for 2005-06 are projected to total $8.5 billion, a decrease from reported 2004-05 collections. The projected decline in sales tax cash receipts is largely attributable to the sunset of the temporary increase in the overall tax rate from 4.25 percent to 4 percent effective June 1, 2005. The Enacted Budget postponed the exemption on items of clothing and footwear for two years, until May 31, 2007, and replaced it with two temporary one-week exemptions with the same $110 thresholds. Growth in the sales tax base, after adjusting for tax law changes and other factors, is projected at 6.0 percent.

          The decline in General Fund cigarette tax receipts of $5 million from the prior year is the result of a continuation of the long-term consumption decline in cigarettes. User taxes and fees are revised downward by $21 million from the Executive Budget estimates. This decline mainly reflects proposed tax actions that differ from those contained in the Enacted Budget.

Business Taxes

          Business taxes include the corporate franchise tax, corporation and utilities taxes, the insurance franchise tax, and the bank franchise tax. Receipts for business taxes for 2005-06 are projected to total $4.3 billion, an increase of $214 million (5.3 percent) from 2004-05 collections. This increase is primarily due to an expectation of continued strength in the corporate franchise tax. Business tax receipts for 2005-06 have been revised up by $167 million from the Executive Budget, to reflect anticipated increases in audit collections, as well as continued strength in corporate franchise tax and the insurance premiums tax payments.

Other Taxes

          Other tax receipts are now projected to total $779 million, which is $148 million below last year’s amount, but unchanged from the Executive Budget estimate. This category includes the estate and gift tax, real property gains tax, and pari-mutuel taxes.

Previously enacted legislation to repeal both the real property gains tax and the gift tax, and to reduce the estate and pari-mutuel taxes, has significantly reduced collections from these sources.

Miscellaneous Receipts

          Miscellaneous receipts are projected to be $13.0 billion, an annual increase of $1.5 billion (13.0 percent) over 2004-05. The annual growth is primarily due to the additional transfers from HCRA, including projected Empire conversion proceeds, to support State Medicaid and other public health costs ($1.7 billion), increased receipts from assessments on hospital, home care and nursing home revenues ($180 million), and higher receipts under the Tribal State Compact agreement due to the timing of deposits ($132 million). DOB has lowered its receipts projections on the basis of historical trends and 2004-05 preliminary results which offset the increases described above ($600 million).

Federal Grants

          Federal grants are projected to total $34.6 billion in 2005-06, a modest increase of $79 million (0.2 percent) from 2004-05. Changes to Federal grants generally correspond to changes in federally reimbursed spending. However, since Federal reimbursement is assumed to be received in the State fiscal year in which spending occurs, additional timing-related variances result. Spending for World Trade Center activities ($1.2 billion)6 and Children and Families ($170 million) are expected to decline from 2004-05 levels. These declines are partially offset by growth in welfare ($314 million), federally supported education costs ($304 million), elections ($148 million), mental hygiene ($131 million), homeland security ($96 million) and Medicaid ($88 million).

2005-06 Disbursements

          DOB projects General Fund disbursements will total $46.2 billion in 2005-06, an increase of $2.1 billion (4.7 percent) over 2004-05 actual results. State Funds and All Funds disbursements are projected to reach $70.3 billion and $106.5 billion in 2005-06, an increase of $4.9 billion (7.4 percent) and $4.4 billion (4.3 percent) over the prior year. The largest All Funds spending increases are for Medicaid ($1.7 billion), school aid ($953 million), and higher education ($832 million), as summarized in the following table.

Medicaid

          All Funds Medicaid spending in 2005-06 is projected to increase by $1.7 billion over the prior year primarily due to the increasing cost of providing health care services, as well as the rising number of recipients and corresponding increases in medical service utilization. These trends account for over half of the annual growth. DOB’s estimate is based on current experience in the State’s Medicaid program and the Congressional Budget Office’s national projections. In addition, the expiration in June 2004 of a temporary 2.95 percent Federal share increase will result in $109 million in higher State share spending in 2005-06. The remaining sources of growth include the continued phase-in of the State takeover of local government FHP costs ($60 million in 2004-05 growing to $252 million in 2005-06), the commencement of the State takeover of all local Medicaid costs in excess of 2005 spending levels plus 3.5 percent ($121 million) and various other changes, including the discontinuation of certain county shares adjustments.

Education

          School aid spending in State fiscal year 2005-06 is projected to total $18.5 billion on an All Funds basis, an increase of $953 million above fiscal year 2004-05. The increase primarily reflects the balance of aid payable for the 2004-05 school year ($248 million), the fiscal year costs of the 2005-06 school year increase ($593 million), and higher Federal spending ($173 million). A decrease in capital projects spending partially offsets the annual growth ($39 million).

          Other education aid, including special education services and other targeted programs, is projected at $2.6 billion, an increase of $316 million from 2004-05. The annual growth consists of higher Federal funding under the Individuals with Disabilities Education Act program ($93 million), costs related to enrollment growth in the Preschool Special Education Program ($73 million), and funding for legislatively-directed education spending originally planned for 2004-05 but now expected to occur in 2005-06 (net change of $120 million over the two years).

          All Funds spending for higher education is projected at $7.6 billion, an increase of $832 million over 2004-05 primarily due to higher salaries, inflationary increases, and program growth at the State University of New York (SUNY), the City University of New York (CUNY), and Higher Education Services Corporation (HESC) ($371 million), as well as higher capital spending for the public universities ($461 million).

Welfare

          Welfare programs provide benefits to poor families in the form of cash grants, child welfare services, tax credits for eligible low-income workers, and employment services. The State’s three main programs include Family Assistance, Supplemental Security Income (SSI) and Safety Net. The Family Assistance program, which is financed jointly by the Federal government, the State, and local districts, provides employment assessments, support services and time-limited cash assistance to eligible families and children. The State adds a supplement to the Federal SSI benefit for the elderly, visually handicapped, and disabled. The Safety Net Assistance program provides cash assistance and employment services for single adults, childless couples, and families that have exhausted their five-year limit on Family Assistance imposed by Federal law and is financed jointly by the State and local districts. Funding is also provided for local administration of welfare programs.

          On an All Funds basis, Welfare spending is projected to increase by $71 million over the First Quarterly Update. Higher than anticipated Federal spending on child care, education, health and preventive services ($188 million) through the Temporary Assistance for Needy Families program is offset by General Fund savings resulting from a greater reduction in estimated caseload expenditures than previously projected ($118 million).

          Welfare caseload projections have been revised downward based on recent trends. In 2004-05, the total caseload is now expected to average 627,000 recipients, a decrease of 5,000 from the Executive Budget forecast. In 2005-06, it is projected at 620,000, a decrease of 29,000 recipients from the Executive forecast. The lower caseload levels are projected to reduce costs from previous estimates by $115 million annually.

Mental Hygiene

          The State provides care for its citizens with mental illness, mental retardation and developmental disabilities, and for those with chemical dependencies, through OMH, the Office of Mental Retardation and Developmental Disabilities (OMRDD) and OASAS. Capital investments for these programs are primarily supported by patient revenues through financing arrangements with DASNY. Historically, this care has been provided at large State institutions.

          Beginning in the 1980s the State adopted policies to provide institutional care to those most in need and to expand care in community residences. OMRDD’s capital program supports a State institutional infrastructure comprising 14 service districts with approximately 350 buildings, and a State- and non-profit operated community network of approximately 32,000 beds. The program continues the recent shift in emphasis from the development of new facilities (primarily in the community) to the improvement and maintenance of existing State and non-profit infrastructure.

          OMH’s capital program supports an institutional physical plant consisting of 23 campuses with over 1,000 buildings as well as a State and non-profit operated community network of approximately 27,700 beds. The overall policy direction of this program has limited institutional capital projects to those that are necessary to ensure the health and safety of clients and staff, retain program accreditation, and maintain the condition of existing facilities. In addition, the program supports the preservation of existing State and community beds and the development of new non-profit operated community beds. As the need for institutional beds has declined over recent years, both OMRDD and OMH have consolidated, reconfigured or closed many of their campuses, permitting the planned development of alternate uses for the surplus facilities.

          Various capital programs for DOH facilities have also been financed by DASNY using patient revenues and contractual-obligation financing arrangements.

Transportation

          All Funds spending for transportation is estimated at $5.7 billion in 2005-06, an increase of $517 million over 2004-05. Growth in capital spending financed from the Dedicated Highway and Bridge Trust Fund and a proposed “Rebuild and Renew New York” General Obligation Bond Act, as well as higher operating support for the Metropolitan Transportation Authority (MTA) and other transit systems, account for the annual change. The Bond Act is subject to the approval of the voters in November 2005.

          Both the State’s five-year transportation and transit plans are being renewed in 2005. The new plan authorizes $35.8 billion in total commitments over five years to be divided equally between MTA and the Department of Transportation (DOT) programs ($17.9 billion each) and proposed a $2.9 billion bond act with resources to be divided equally between MTA and DOT programs ($1.45 billion each). Effectively, this adds $455 million above the Executive Budget DOT proposal and $1.9 billion above the Executive Budget MTA proposal. The proposed bond act is expected to add $4.5 billion in total debt service costs, with annual costs beginning in 2006-07.

          To partially finance the new plans, the Enacted Budget authorized certain tax and fee actions including a 1/8 cent increase in the MTA region sales tax, a Mortgage Recording Tax increase of 5 cents per $100 of recorded mortgage in the MTA region, and increases in various Motor Vehicles fees. A comprehensive five-year transportation program and financial plan with detail on programs, projects or commitment schedules is expected to be finalized later this year. Additional resources still need to be developed in the outyears of the plan to support the MTA, DOT, and DMV. The Executive Budget proposed a public/private partnership initiative to provide additional resources which has not yet been enacted.

          Finally, the Enacted Budget added funding for a study on the implementation and operation of high speed rail routes in New York State.

General State Charges

          General State Charges account for the costs of providing fringe benefits to State employees and retirees of the Executive, Legislative and Judicial branches, as well as fixed costs for taxes on public lands and litigation costs.

          General Fund spending for General State Charges is projected to be $4.0 billion in 2005-06, an increase of $396 million (10.8 percent) over the prior year. The annual increase is due mostly to rising costs of employee health benefits ($189 million), higher costs related to employer pension contributions ($247 million) and fringe benefit increases for unsettled collective bargaining agreements (roughly $40 million). Higher fringe benefit cost reimbursements to the General Fund which are payable from other funds, thus reducing General Fund costs, partially offset the growth ($105 million).

Debt Service

          The State pays debt service on all outstanding State-supported bonds. These include general obligation bonds, for which the State is constitutionally obligated to pay debt service, as well as bonds issued by State public authorities (e.g., Empire State Development Corporation (ESDC), Dormitory Authority of the State of New York (DASNY), Thruway Authority, Local Government Assistance Corporation (LGAC)) for which the State is contractually obligated to pay debt service, subject to an appropriation. Debt service is paid for through transfers from the General Fund, dedicated taxes and fees, and other resources, such as patient income revenues.

          All Funds spending on debt service is projected to total $3.9 billion in 2005-06, of which $1.7 billion is paid from the General Fund spending and $2.2 billion in other State funding. Spending reflects debt service due on revenue credits supported by dedicated taxes and fees and patient income, including PIT Revenue Bonds, Dedicated Highway and Bridge Trust Fund bonds and Mental Health facilities bonds, and service contract bonds that are supported primarily by the General Fund.

All Other Disbursements

          In addition to the programs described above, the Executive Budget includes funding for economic development, environmental protection, public protection, general government, the Judiciary, and various other programs. Significant sources of annual change in these areas include:

          Local Government Aid: The 2005-06 Enacted Budget increases State support for local governments by $57 million under the new Aid and Incentives for Municipalities (AIM) Program. AIM will provide State aid increases of 3.75 percent for all towns and villages, and 12.75 percent for all upstate cities. As a condition of receiving this increase, cities will agree to minimize property tax growth, develop three-year financial plans and seek operational efficiencies through various initiatives like shared services agreements.

          Along with the AIM initiative, this Budget introduces the Shared Municipal Services Incentive (SMSI) Program which will provide competitive grants of up to $100,000 to cities, towns, villages, counties and school districts to help fund cooperative cost saving efforts such as shared services (e.g. transportation, snowplowing, or payroll) undertaken by two or more municipalities. This program is funded at $2.75 million in SFY 2005-06.

          World Trade Center: Federal aid to New York City in 2004-05 for the creation of a captive insurance company to address claims related to recovery efforts at the World Trade Center will not recur in 2005-06 ($1.2 billion). The aid “passes through” the State’s All Funds Financial Plan and is counted as spending.

2006-07 Receipts Forecast

          General Fund receipts in 2006-07 are projected to increase by $1.8 billion from the current year. Underlying revenue growth of $3.2 billion (6.2 percent) in 2006-07 is offset by the loss of several one-time revenues (roughly $500 million), the phase-out of PIT surcharge and a one-quarter percent increase in sales tax ($1 billion) and higher debt service costs which reduce the amount of transfers from the Revenue Bond Tax Fund to the General Fund ($185 million).

2006-07 Disbursements Forecast

          Spending is projected to increase by $4.7 billion in 2006-07. Medicaid growth of $1.8 billion in 2006-07 is primarily attributable to the increasing cost of providing health care services, as well as the rising number of recipients and corresponding increases in medical service utilization. In addition, State Medicaid costs increase due to significant growth in the state takeover of local government Medicaid costs (from $410 million in 2005-06 to $1.2 billion in 2006-07) which includes the cap on local Medicaid costs ($510 million to a total of $631 million) and the complete State takeover of local government Family Health Plus costs (+$239 million to a total of $528 million). In addition, spending growth occurs in state operations ($787 million), driven primarily by projected spending increases in Correctional Services, the Judiciary, the Mental Hygiene agencies and the State University; school aid ($658 million), resulting from increases to spending in expense based programs and selected aid categories; and fringe benefits, primarily due to rising pension ($227 million) and health insurance costs ($247 million).

          On a State fiscal year basis, school aid spending is projected to grow by $461 million in 2006-07. The projections assume growth in expense-based programs and other selected aid categories. The Financial Plan projections assume that VLT revenues will be used to continue to finance the State’s SBE program. The SBE program is part of the State’s efforts to comply with a State Court of Appeals ruling that found that the school finance system failed to provide students in New York City with an adequate education in violation of the State Constitution. The compliance plan also includes traditional school aid and Federal aid.

          State Operations spending is projected to increase by $592 million in 2006-07. This growth is primarily due to the cost of collective bargaining agreements with many of the State’s employee unions and the anticipated settlements with the remaining unions (approximately $250 million), normal salary step increases and non-personal service increases (roughly $120 million), and the decline in patient income revenues available to finance General Fund spending ($200 million). General State Charges is expected to increase by $375 million in 2006-07 (excluding the pension amortization savings in 2005-06) and is primarily due to higher costs for pensions ($98 million) and health insurance for State employees and retirees ($259 million). All other spending growth is comprised of inflationary spending increases across numerous local assistance programs and is consistent with 2004-05 and 2005-06 growth trends.

PRIOR FISCAL YEARS

2004-05 Fiscal Year

          DOB reported a 2004-05 General Fund surplus of $1.2 billion. Total receipts, including transfers from other funds, were $43.8 billion. Disbursements, including transfers to other funds, totaled $43.6 billion.

          The General Fund ended the 2004-05 fiscal year with a balance of $1.2 billion, which included dedicated balances of $872 million in the TSRF (the State’s “rainy day fund”) (after a $78 million deposit at the close of 2004-05), the Contingency Reserve Fund ($21 million), and the Community Projects Fund ($325 million). The closing fund balance excludes $1.3 billion on deposit in the refund reserve account at the end of the 2004-05 fiscal year, including $601 million in the new fiscal stability reserve fund.

          General Fund receipts, including transfers from other funds, totaled $43.8 billion in 2004-05, an increase of $1.4 billion from 2003-04 results. Tax receipts, excluding the impact of the tax refund reserve transaction, increased by nearly $4 billion on an annual basis. The growth was offset by an annual decline of $3.5 billion in miscellaneous receipts, due mainly to the State’s securitization of tobacco settlement payments in 2003-04.

          General Fund spending, including transfers to other funds, totaled $43.6 billion in 2004-05, an increase of $1.6 billion from 2003-04. Medicaid, school aid, fringe benefits, and debt service were the main sources on annual growth years. This exceeds average base revenue growth over recent years but is consistent with prior economic expansions.

2003-04 Fiscal Year

          The DOB reported a 2003-04 General Fund surplus of $308 million. Total receipts, including transfers from other funds, were $42.3 billion. Disbursements, including transfers to other funds, totaled $42.1 billion.

          The General Fund ended the 2003-04 fiscal year with a balance of $1.1 billion, which included dedicated balances of $794 million in the Tax Stabilization Reserve Fund (the State’s “rainy day fund”) (after an $84 million deposit at the close of 2003-04), the Contingency Reserve Fund ($21 million), and the Community Projects Fund ($262 million). The closing fund balance excludes $1.2 billion on deposit in the refund reserve account at the end of the 2003-04 fiscal year.

          Aside from the extraordinary Federal aid, the net General Fund operating variance was $69 million, although 2003-04 year-end results for a number of programs varied from the initial projections. In particular, even though the State economy rebounded modestly in 2003-04, the persistent effects of the national recession and a weak recovery continued to put pressure on the State’s social services programs to a greater extent than anticipated in the Enacted Budget Financial Plan. The actual number of people receiving Medicaid and welfare benefits during the year exceeded initial projections, driving additional Financial Plan costs. However, the positive impact of Federal aid, modestly higher tax receipts, and spending that came in below projections in other programs, were more than sufficient to offset the growth in social services costs.

2002-03 Fiscal Year

          After deferring $1.9 billion in planned spending to 2003-04, the State ended the 2002-03 fiscal year on March 31, 2003 with available General Fund cash resources of $1.01 billion. The General Fund cash balance at year-end totaled $815 million and the refund reserve account had $200 million in resources not budgeted for other purposes. The General Fund balance was comprised of $710 million in the Tax Stabilization Reserve Fund, $20 million in the Contingency Reserve Fund, and $85 million in the Community Projects Fund. The closing fund balance excludes $627 million on deposit in the refund reserve account at the end of the 2002-03 fiscal year.

          General Fund receipts and transfers from other funds totaled $37.4 billion in 2002-03, a decrease of $2.3 billion (6 percent) from the February Financial Plan forecast. The February Financial Plan had counted on $1.9 billion in revenues from the tobacco settlement sale. General Fund disbursements and transfers to other funds totaled $37.6 billion, a decrease of $2.2 billion (5 percent) from the February Financial Plan. The substantial decline resulted from the deferral of $1.9 billion in payments originally scheduled for 2002-03 and $253 million in one-time savings. After adjusting for the payment deferrals, General Fund disbursements would have totaled $39.5 billion in 2002-03 (a decrease of $1.7 billion or 4 percent from 2001-02 results).

PUBLIC AUTHORITIES

          The fiscal stability of the State is related in part to the fiscal stability of its public authorities. For the purposes of this disclosure, public authorities refer to public benefit corporations, created pursuant to State law, other than local authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State’s access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if any of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt. As of December 31, 2004, there were 18 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State public authorities was $120.4 billion, only a portion of which constitutes State-supported or State-related debt.

          The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several other financing techniques for public authorities.

          Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities may seek additional State assistance if local assistance payments are diverted. Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

LOCALITIES

The City of New York

          The fiscal demands on the State may be affected by the fiscal condition of the City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets.

Fiscal Oversight

          In response to the City’s fiscal crisis in 1975, the State took action to help the City return to fiscal stability. These actions included the establishment of the Municipal Assistance Corporation for the City of New York (NYC MAC), to provide the City with financing assistance; the New York State Financial Control Board (FCB), to oversee the City’s financial affairs; and the Office of the State Deputy Comptroller for the City of New York (OSDC), to assist the Control Board in exercising its powers and responsibilities. A “control period” existed from 1975 to 1986, during which the City was subject to certain statutorily prescribed fiscal controls. The FCB terminated the control period in 1986 when certain statutory conditions were met. State law requires the FCB to reimpose a control period upon the occurrence or “substantial likelihood and imminence” of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

          The staffs of the FCB, OSDC, the City Comptroller and the Independent Budget Office, issue periodic reports on the City’s financial plans.

Other Localities

          Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State’s receipts and disbursements for the State’s 2005-06 fiscal year or thereafter.

          Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the Federal government may reduce (or in some cases eliminate) Federal funding of some local programs or disallow certain claims which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that New York City, other localities, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

DEBT AND OTHER FINANCING ACTIVITIES

2005-06 State Supported Borrowing Plan

          Section 22-c of the State Finance Law requires the Governor to submit the five-year Capital Program and Financing Plan (the Plan) with the Executive Budget and to submit an update to the Plan (the Update) by the later of July 30 or 90 days after the enactment of the State Budget. The proposed 2005-06 through 2009-10 Capital Program and Financing Plan was released with the Executive Budget on January 18, 2005 and updated to reflect the 30-Day Amendments on February 8, 2005. The Update to the Plan was released on April 26, 2005, and reflects final action on the Budget. A copy of the Update can be obtained by contacting the Division of the Budget, State Capitol, Albany, NY 12224, (518) 473-8705, or at www.budget.state.ny.us.

          The Update to the Plan for 2005-06 and the remaining years of the Capital Plan reflects the expectation that State PIT Revenue Bonds will continue to be issued to finance certain new programs and programs previously authorized to be secured by service contract or lease-purchase payments. (see “State Personal Income Tax Revenue Bond Financing” above). The State’s borrowing plan projects new issuance of $279 million in General Obligation Bonds in 2005-06 including $94 million of Rebuild and Renew New York Transportation Bonds that could be issued if the proposed Bond Act is approved by the voters in November 2005; $728 million in Dedicated Highway and Bridge Trust Fund Bonds issued by the Thruway Authority to finance capital projects for transportation and the anticipated issuance of about $3 billion of bonds to restructure outstanding Bonds; $203 million in Mental Health Facilities Improvement Revenue Bonds issued by DASNY to finance capital projects at mental health facilities; $163 million in SUNY Dormitory Facilities Revenue Bonds to finance capital projects related to student dormitories; $21 million in DOH Revenue Bonds to support a portion of the costs to construct a new veteran’s nursing home; and $2.8 billion in State PIT Revenue Bonds to finance various capital programs, as described below.

          State PIT Revenue Bond borrowings include issuances by: (i) DASNY for university facilities (Jobs 2000), SUNY higher education facilities and community colleges, CUNY senior and community colleges, Higher Education Capital Matching Grants for private colleges, and for local public safety answering point equipment and technology upgrades associated with wireless E-911 service; (ii) the Thruway Authority for CHIPs; (iii) UDC (doing business as the Empire State Development Corporation) for correctional and youth facilities, State facilities and equipment acquisitions; (iv) EFC for State Environmental Infrastructure Projects, including Water Pollution Control and Pipeline for Jobs (Jobs 2000); and Hazardous Waste Remediation; (v) HFA for housing programs. State PIT Revenue Bonds for 2005-06 also include the Community Enhancement Facilities Assistance Program (CEFAP) for economic development purposes which may be issued by the Thruway Authority, DASNY, UDC and HFA; the Strategic Investment Program (SIP) for environmental, historic preservation, economic development, arts, and cultural purposes, which may be issued by DASNY,

UDC and EFC; and Regional Economic Development Program, Higher Technology and Development Program and the Regional Economic Growth Program which includes EOF, Gen*NY*sis, CCAP, RESTORE, Multi-Modal Transportation Program and the Center of Excellence Program, which may be issued by DASNY and UDC.

          The projections of State borrowings for the 2005-06 fiscal year are subject to change as market conditions, interest rates and other factors vary throughout the fiscal year.

Debt Reform Act

          Chapter 59 of the Laws of 2000 enacted the Debt Reform Act which restricted new State-supported debt to capital purposes only and limited new debt outstanding to 4 percent of personal income and new debt service costs to 5 percent of total governmental funds receipts. The debt restrictions apply to all new State supported debt issued on and after April 1, 2000. The cap on debt outstanding will be fully phased-in during 2010-11, while the cap of debt service costs will be fully phased-in during 2013-14.

          The Debt Reform Act requires that the limitations on the issuance of State-supported debt and debt service costs be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to such date. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The prohibition on issuing new State-supported debt if the caps are met or exceeded provides a significant incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

          Pursuant to the provisions of the Debt Reform Act, the most recent annual calculation of the limitations imposed by the Debt Reform Act was reported in the Financial Plan Update most proximate to October 31, 2004. On October 30, 2004, the State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 and outstanding at March 31, 2004 at 1.55 percent of personal income and debt service on such debt at 0.84 percent of total governmental receipts, compared to the caps of 1.98 percent for each. DOB projects that debt outstanding and debt service costs for 2004-05 and the entire five-year forecast period through 2009-10 will also be within the statutory caps. From April 1, 2000 through March 31, 2005 the State has issued $13.9 billion of new debt, of which $1.2 billion was retired - resulting in $12.7 billion of net new debt. This is $4.4 billion below the statutory cap. The debt service costs on this new debt totaled $1.1 billion in 2004-05 - or roughly $1.3 billion below the statutory limit.

Variable Rate Obligations and Interest Rate Exchange Agreements

          Chapter 81 of the Laws of 2002 authorized issuers of State-supported debt to issue a limited amount of variable rate obligations and to enter into a limited amount of interest rate exchange agreements. The statute limits the use of debt instruments which result in a variable rate exposure (e.g., variable rate obligations and interest rate exchange agreements) to no more than 15 percent of total outstanding State-supported debt, and limits the use of interest rate exchange agreements to a total notional amount of no more than 15 percent of total outstanding State-supported debt. As of March 31, 2005, State-supported debt in the amount of $40.7 billion was outstanding, resulting in a variable rate exposure cap and an interest rate exchange agreement cap of approximately $6.1 billion each.

          As of March 31, 2005 the State had about $2.1 billion of outstanding variable rate instruments, or 5.1 percent of total debt outstanding, that are subject to the net variable rate exposure cap. Also, as of March 31, 2005 five issuers, DASNY, UDC, HFA, LGAC and the Thruway Authority have entered into $5.97 billion, or 14.7 percent of total debt outstanding, notional amount of interest rate exchange agreements that are subject to the interest rate exchange agreement cap.

          The interest rate exchange agreements outstanding at March 31, 2005 involve nine different counterparties. All of the interest rate exchange agreements were part of refunding transactions that resulted in fixed rates (i.e., synthetic fixed rate interest rate exchange agreements) that range between 2.86 percent and 3.66 percent - rates that were significantly lower than the fixed bond rates at the time the refunding bonds were issued. In these transactions, the State issued variable rate bonds and entered into swaps in which it receives a variable rate payment expected to approximate the costs of the variable rate bonds, and pays a fixed rate. As of March, 2005, the net mark-to-market value of all the outstanding swaps (the aggregate termination amount) was approximately $54 million - the total amount the State would be required to pay to the collective authorized issuers for payments to the counterparties should all the swaps be terminated. The mark-to-market value of the outstanding interest rate exchange agreements fluctuates with interest rates and other market conditions. Generally, as interest rates rise from levels that existed in March 2005, it is expected that the counterparties would owe the State termination payments. The State plans to continue to monitor and manage counterparty risk on a monthly basis.

          At the close of the 2004-05 fiscal year, the State also entered into approximately $850 million in swaps to create synthetic variable rate exposure, including $157 million of synthetic variable rate obligations and $693 million of forward starting synthetic variable rate obligations. In these transactions, the State issued fixed rate bonds and entered into swaps in which it receives a fixed rate comparable to the rate it pays on the bonds and pays the Bond Market Association (BMA) variable rate, resulting in the State paying net variable rates. The net variable rate costs the State incurred with the synthetic variable rate bonds are lower than the net costs of issuing traditional variable rate bonds because they do not require additional support costs (liquidity, insurance, broker-dealer fees, and remarketing fees). Thus, this approach can be the least costly way to achieve additional variable rate exposure. The synthetic variable rate bonds also provide the additional benefit of reducing the State’s counterparty exposure under the synthetic fixed rate bonds discussed above (as determined by an independent financial advisor), and thus are excluded agreements under the legislation and are not counted under the swaps cap.

          The interest rate exchange agreements authorized by the legislation are subject to various statutory restrictions, including minimum counterparty ratings that are at least in the two highest investment grade categories from a national rating agency, monthly reporting requirements, the adoption of guidelines by the governing boards of the authorized issuers, collateral requirements, an independent finding that swaps reflect a fair market value, and the use of standardized International Swaps and Derivatives Association (ISDA) documents. All of the payments made to counterparties on outstanding State-supported interest rate exchange agreements described above are subordinated to bondholder debt service payments, and the State expects that all such payments on any interest rate exchange agreements the Authorized Issuers may enter into in the future will be similarly subordinated to bondholder debt service payments.

LITIGATION

General

          The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million. These proceedings could adversely affect the State’s finances in the 2005-06 fiscal year or thereafter.

          Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2005-06 Financial Plan. The State believes that the proposed 2005-06 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2005-06 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2005-06 Financial Plan resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced 2005-06 Financial Plan.

State Finance Policies

          In Consumers Union of U.S., Inc. v. State, plaintiffs challenge the constitutionality of those portions of Chapter 1 of the Laws of 2002 which relate to the authorization of the conversion of Empire Health Choice, d/b/a Empire Blue Cross and Blue Shield from a not-for-profit corporation to a for-profit corporation. Chapter 1 requires, in part, that upon such conversion, assets representing 95 percent of the fair market value of the not-for-profit corporation be transferred to a fund designated as the “public asset fund” to be used for the purpose set forth in § 7317 of the Insurance Law. The State and private defendants have separately moved to dismiss the complaint. On November 6, 2002, the Supreme Court, New York County, granted a temporary restraining order, directing that the proceeds from the initial public offering of the for-profit corporation be deposited with the State Comptroller in an interest-bearing account, pending the hearing of a motion for a preliminary injunction, which was returnable simultaneously with the motions to dismiss, on November 26, 2002. By decision and order dated May 20, 2004, the Appellate Division, First Department affirmed the dismissal of plaintiff’s original complaint but also affirmed the denial of defendants’motion to dismiss the amended claim. The State, the other defendants and the plaintiffs have been granted leave to appeal to the Court of Appeals. By decision dated June 20, 2005, the Court of Appeals dismissed all of plaintiff’s claims. On July 7, 2005, a judgment was entered in favor of the defendants in Supreme Court, New York County. Prior to November 2, 2005, the time in which plaintiffs may seek any further appeals expired.

Gaming

          In Dalton, et al. v. Pataki, et al. and Karr v. Pataki, et al., plaintiffs seek a judgment declaring as unconstitutional, under provisions of the Constitutions of the United States and the State, parts B, C and D of Chapter 383 of the Laws of 2001, which respectively authorize (1) the governor to enter into tribal-state compacts for the operation by Indian tribes of gambling casinos in certain areas of the State, (2) the Division of the Lottery to license the operation of VLTs at certain race tracks in the State and (3) the Division of the Lottery to enter into a joint, multijurisdiction and out-of-state lottery. Plaintiffs also seek to enjoin defendants from taking any action to implement the provisions of Chapter 383.

          By opinion and order entered July 7, 2004, the Appellate Division, Third Department, upheld the constitutionality of tribal-state compacts and the joint, multi-jurisdiction and out of State lottery. The Appellate Division held that the statute authorizing the Division of the Lottery to license the operation of VLTs at certain racetracks in the State violated the provisions of the State Constitution that require the net proceeds of State-operated lotteries be applied exclusively to or in aid or support of education in this State as the Legislature may prescribe. The State, certain other defendants, and the plaintiffs in both Dalton, et al. v. Pataki, et al and Karr v. Pataki, et al. have appealed from this order. In an opinion dated May 3, 2005, the Court of Appeals modified the July 7, 2004 opinion and order and declared parts B, C and D of Chapter 383 of the Laws of 2001 constitutional. On July 6, 2005, the Court of Appeals denied the plaintiffs’ motions for reargument in both cases. On September 15, 2005, plaintiffs filed for certiorari before the United States Supreme Court on that portion of the Court of Appeals decision relating to tribal-State compacts.

Real Property Claims

          On March 4, 1985 in Oneida Indian Nation of New York, et al. v. County of Oneida, the United States Supreme Court affirmed a judgment of the United States Court of Appeals for the Second Circuit holding that the Oneida Indians have a common-law right of action against Madison and Oneida counties for wrongful possession of 872 acres of land illegally sold to the State in 1795. At the same time, however, the Court reversed the Second Circuit by holding that a third-party claim by the counties against the State for indemnification was not properly before the Federal courts. The case was remanded to the District Court for an assessment of damages, which action is still pending. The counties may still seek indemnification in the State courts.

          On December 7, 2004, settlement agreements were signed between the State, the Oneidas of Wisconsin and the Stockbridge-Munsee Tribe, which would in part require the passage of State and Federal legislation to become effective. Such legislation must be enacted by September 1, 2005 unless the parties agree to an extension of time. The agreements contemplate the extinguishment of all Oneida and other Indian claims in the tract at issue in this litigation. Although the agreements provide for monetary payment, transfers of lands and other consideration to non-signatory tribal plaintiffs, these agreements have not been signed by the United States, the Oneidas of New York, the Oneida of the Thames Band or the New York Brothertown. The settlement agreements required the passage of State and Federal legislation by September 1, 2005 in order to become effective, unless the parties agreed to an extension of time. No such legislation was enacted and no extension of time was agreed upon. On August 18, 2005, the District Court stayed all further proceedings in this case until it is known whether the plaintiffs in the Cayuga Nation of New York case (see below) will ask the United States Supreme Court to review the Second Circuit’s June 28, 2005 decision. Proceedings in this case will be stayed until the Supreme Court either declines to review the Second Circuit’s decision or issues an opinion in that case.

          Other Indian land claims include Cayuga Indian Nation of New York v. Cuomo, et al., and Canadian St. Regis Band of Mohawk Indians, et al., v. State of New York, et al., both in the United States District Court for the Northern District of New York and Seneca Nation of Indians, et al. v. State, et al., in the United States District Court for the Western District of New York and the Onondaga Nation v. The State of New York, et al.

          In the Seneca Nation of Indians case, plaintiffs seek monetary damages and ejectment with regard to their claim of ownership of certain islands in the Niagara River and the New York State Thruway right of way where the Thruway crosses the Cattaraugus reservation in Erie and Chautauqua Counties. By order dated November 17, 1999, the District Court confirmed the July 12, 1999 magistrate’s report, which recommended granting the State’s motion to dismiss that portion of the action relating to the Thruway right of way and denying the State’s motion to dismiss the Federal government’s damage claims. By decision and order dated June 21, 2002, the District Court granted summary judgment to defendants dismissing that portion of the action relating to the islands in the Niagara River. A judgment entered June 21, 2002 dismissed all aspects of this action. Plaintiffs appealed from the judgment to the U.S. Court of Appeals for the Second Circuit. By decision dated September 9, 2004, the Second Circuit affirmed the judgment of the District Court. Plaintiffs have petitioned the Second Circuit for rehearing en banc. On July 8, 2005, the Second Circuit denied the United States’ motion for rehearing en banc.

          In the Canadian St. Regis Band of Mohawk Indians case, plaintiffs seek ejectment and monetary damages with respect to their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. By decision dated July 28, 2003, the District Court granted, in most respects, a motion by plaintiffs to strike defenses and dismiss counterclaims contained in defendants’answers. By decision dated October 20, 2003, the District Court denied the States motion for reconsideration of that portion of the July 28, 2003 decision which struck a counterclaim against the United States for contribution. On November 29, 2004, the plaintiff tribal entities, with one exception, approved a settlement proposed by the State, which would require enactment of State and Federal legislation to become effective. The plaintiff tribal entity that did not approve the proposed settlement on November 29, 2004, subsequently expressed its approval. A bill that would implement the terms of the Haudenosaunee-Mohawk settlement agreement has been passed by the New York State Assembly and awaits action by the New York State Senate. On August 12, 2005, the District Court stayed all further proceedings in this case until February 15, 2006, subject to possible extension.

          In the Cayuga Indian Nation of New York case, plaintiffs seek monetary damages for their claim that approximately 64,000 acres in Seneca and Cayuga Counties were illegally purchased by the State in 1795. Prior to trial, the court held that plaintiffs were not entitled to seek the remedy of ejectment. In October 1999, the District Court granted the Federal government’s motion to have the State held liable for any damages owed to the plaintiffs. In February 2000, at the conclusion of the damages phase of the trial of this case, a jury verdict of $35 million in damages plus $1.9 million representing the fair rental value of the tract at issue was rendered against the defendants. By decision and judgment dated October 2, 2001, the District Court also granted plaintiffs $211 million in prejudgment interest. The State has appealed from the judgment to the United States Court of Appeals for the Second Circuit. Following argument of the appeal, the second Circuit requested that the parties brief the Court on the impact of any eventual decision by the United States Supreme Court in City of Sherrill v. Oneida Indian Nation of New York, et al., a case to which the State is not a named party, involving the issue of whether parcels of land recently acquired by the Oneida Indian Nation of New York within the 1788 reservation boundaries are subject to local property taxation. On October 1, 2004, the State filed an action in the District Court for the Northern District Court under the Federal Tort Claims Act, seeking contribution from the United States toward the $248 million judgment and post-judgment interest. On June 28, 2005, the Second Circuit held that plaintiffs’ posses-sory land claim is subject to the defense of laches, and is barred on that basis. The Court reversed the judgment of the District Court and entered judgment for the defendants. On September 8, 2005 the Second Circuit denied the plaintiff’s motion for reconsideration and en banc review.

          Settlements were signed on by the Governor of the State with the Chief of the Seneca-Cayuga Tribe of Oklahoma on November 12, 2004 and with the Cayuga Indian Nation of New York on November 17, 2004 which required, in part, enactment of State and Federal legislation to be enacted by September 1, 2005 unless the parties agree to an extension of time. These agreements provide for differential payments to be made to the plaintiff tribes, based upon the outcome of the appeal then pending in the Second Circuit. No legislation was enacted by September 1, 2005 and no extension of time was agreed upon.

          In The Onondaga Nation v. The State of New York, et al., plaintiff seeks a judgment declaring that certain lands allegedly constituting the aboriginal territory of the Onondaga Nation within the State are the property of the Onondaga Nation and the Haudenosaunee, or “Six Nations Iroquois Confederacy,” and that conveyances of portions of that land pursuant to treaties during the period 1788 to 1822 are null and void. The “aboriginal territory” described in the complaint consists of an area or strip of land running generally north and south from the St. Lawrence River in the north, along the east side of Lake Ontario, and south as far as the Pennsylvania border, varying in width from about 10 miles to more than 40 miles, including the area constituting the City of Syracuse. On October 28, 2005, the District Court stayed all further proceedings in this case until it is known whether the plaintiffs in the Cayuga Indian Nation of New York will ask the United States Supreme Court to review the Second Circuit’s June 28, 2005 decision. Proceedings in this case will be stayed until the Supreme Court either declines to review the Second Circuit’s decision or issues an opinion in that case.

Tobacco Master Settlement Agreement

          In Freedom Holdings Inc. et al. v. Spitzer et al., two cigarette importers brought an action in 2002 challenging portions of laws enacted by the State under the 1998 Tobacco Master Settlement Agreement (“MSA”) that New York and many other states entered into with the major tobacco manufacturers. The initial complaint alleged: (1) violations of the Commerce Clause of the United States Constitution; (2) the establishment of an “output cartel” in conflict with the Sherman Act; and (3) selective nonenforcement of the laws on Native American reservations in violation of the Equal Protection Clause of the United States Constitution. The United States District Court for the Southern District of New York granted defendants’ motion to dismiss the complaint for failure to state a cause of action. Plaintiffs appealed from this dismissal. In an opinion decided January 6, 2004, the United States Court of Appeals for the Second Circuit (1) affirmed the dismissal of the Commerce Clause claim; (2) reversed the dismissal of the Sherman Act claim; and (3) remanded the selective enforcement claim to the District Court for further proceedings. Plaintiffs have filed an amended complaint that also challenges the MSA itself (as well as other related State statutes) primarily on preemption grounds. On September 14, 2004, the District Court denied all aspects of plaintiffs’ motion for a preliminary injunction except that portion of the motion seeking to enjoin enforcement of Chapter 666 of the Laws of 2003, which limits the ability of tobacco manufacturers to obtain the release of certain funds from escrow. Plaintiffs have appealed from the denial of the remainder of the motion to the United States Court of Appeals for the Second Circuit.

School Aid

          In Campaign for Fiscal Equity, Inc. et al. v. State, et al. (Supreme Court, New York County), plaintiffs challenge the State’s method of providing funding for New York City public schools. Plaintiffs seek a declaratory judgment that the State’s public school financing system violates article 11, section 1 of the State Constitution and Title VI of the Federal Civil Rights Act of 1964 and injunctive relief that would require the State to satisfy State Constitutional standards.

          This action was commenced in 1993. In 1995, the Court of Appeals affirmed the dismissal of claims under the equal protection clauses of the Federal and State constitutions and Title VI of the Federal Civil Rights Act of 1964. It reversed dismissal of the claims under article 11, section 1 of the State Constitution and implementing regulations of Title VI, and remanded these claims for trial.

          By decision dated January 9, 2001, following trial, the trial court held that the State’s education funding mechanism does not provide New York City students with a “sound basic education” as required by the State Constitution, and that it has a disparate impact on plaintiffs in violation of regulations enacted by the U.S. Department of Education pursuant to Title VI of the Civil Rights Act of 1964. The court ordered that defendants put in place reforms of school financing and governance designed to redress those constitutional and regulatory violations, but did not specify the manner in which defendants were to implement these reforms. The State appealed, and the trial court’s decision was stayed pending resolution of the appeal. By decision and order entered June 25, 2002, the Appellate Division, First Department, reversed the January 9, 2001 decision and dismissed the claim in its entirety. On July 22, 2002, the plaintiffs filed a notice of appeal to the decision and order to the Court of Appeals.

          By decision dated June 26, 2003, the Court of Appeals reversed that portion of the June 25, 2002 decision and order of the Appellate Division, First Department relating to the claims arising under the State Constitution. The Court held that the weight of the credible evidence supported the trial court’s conclusion that New York City schoolchildren were not receiving the constitutionally mandated opportunity for a sound basic education and further held that the plaintiffs had established a causal link between the present education funding system and the failure to provide said sound basic education. The Court remitted the case to the trial court for further proceedings in accordance with its decision.

          On August 3, 2004, the Supreme Court, New York County, referred this case to a panel of three referees. The panel is to make recommendations to the court as to how the State should fulfill the Court of Appeals mandate to provide New York City school children with a sound basic education. On November 30, 2004, the panel issued its report and recommendations. It recommended that the District Court direct the State to pay to New York City schools a total of $14.08 billion over the next four years in additional operations funding and $9.179 billion over the next five years for capital improvements. On March 15, 2005, the Supreme Court, New York County, issued an order confirming the panel’s report and recommendations and directing the State to take all steps necessary to provide additional funding for New York City schools in the amounts of $1.41 billion in 2005-06, $2.82 billion in 2006-07, $4.22 billion in 2007-08 and $5.63 billion in 2008-09, totaling $14.08 billion over the next four years. The Court also directed the State to take all steps necessary to provide additional capital funding in the amount of $1.836 billion annually, totaling $9.179 billion over the next five years. The State has appealed from the March 15, 2005 order to the Appellate Division, First Department and the trial court’s decision was stayed pending a resolution of the appeal. On May 3, 2005, the First Department denied the plaintiffs’ motion to lift the automatic stay.

Medicaid

          Several cases challenge provisions of Chapter 81 of the Laws of 1995 which alter the nursing home Medicaid reimbursement methodology on and after April 1, 1995. Included are New York State Health Facilities Association, et al., v. DeBuono, et al., St. Luke’s Nursing Center, et al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v. DeBuono, et al. (six cases); and Matter of Nazareth Home of the Franciscan Sisters, et. al. v. Novello. Plaintiffs allege that the changes in methodology have been adopted in violation of procedural and substantive requirements of State and Federal law.

          In New York Association of Homes and Services for the Aging v. DeBuono, et al., the United States District Court for the Northern District of New York dismissed plaintiffs’ complaint by order dated May 19, 2004. Plaintiffs have appealed to the Second Circuit Court of Appeals. Several related State Court cases involving the same parties and issues have been held in abeyance pending the result of the litigation in Federal Court.

          In Matter of Nazareth Home of the Franciscan Sisters, et al. v. Novello, the Supreme Court, Erie County, dismissed the petition by decision, order and judgment dated December 22, 2004. By order entered September 30, 2005, the Supreme Court, Appellate Division, Fourth Department affirmed the decision of the lower court.

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RATING AGENCIES’ACTIONS

          Standard & Poor’s, Moody’s and Fitch assigned bond ratings of AA, A1 and AA-, respectively, to the State’s general obligation bonds as of April 2005. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely by such rating agency if, in the judgment of such rating agency, circumstances so warrant. Any such downward revisions or withdrawals of ratings could have adverse effects on the market price of the State’s municipal obligations.

ADDITIONAL CONSIDERATIONS

          New York municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from New York state personal income taxes. Accordingly, investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX E

ADDITIONAL INFORMATION CONCERNING OBLIGATIONS OF THE GOVERNMENT OF PUERTO RICO MUNICIPAL OBLIGATIONS

          The following information is a summary of special factors affecting investments in Obligations of the Government of Puerto Rico Municipal Obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by Puerto Rico and certain of its municipalities and public authorities. This summary does not purport to be a complete description and is based on information from statements relating to offerings of Puerto Rican issuers. The fund has not independently verified, and is not responsible for, the accuracy or timeliness of this information.

OVERVIEW

          Puerto Rico is located approximately 1,600 miles southeast of New York City. According to the United States Census Bureau, its population was 3,808,610 in 2000. Puerto Rico’s political status is that of a commonwealth. The United States and the Commonwealth of Puerto Rico (“the Commonwealth”) share a common defense, market, currency and citizenship. The Commonwealth government exercises virtually the same control over its internal affairs as do the fifty states. It differs from the states, however, in its relationship with the federal government. The people of Puerto Rico are citizens of the United States but do not vote in national elections. They are represented in Congress by a Resident Commissioner who has a voice in the House of Representatives but no vote. Most federal taxes, except those such as Social Security taxes, which are imposed by mutual consent, are not levied in Puerto Rico. No federal income tax is collected from Puerto Rico residents on income earned in Puerto Rico, except for certain federal employees who are subject to taxes on their salaries. The official languages of Puerto Rico are Spanish and English.

          The Constitution of Puerto Rico limits the amount of general obligation (full faith and credit) debt that the Commonwealth can issue or guarantee. The Commonwealth’s policy has been and continues to be to maintain the amount of such debt within a prudent range below the constitutional limitation.

          Fiscal responsibility for the Commonwealth is shared among the Department of the Treasury, the Office of Management and Budget and Government Development Bank for Puerto Rico (“Government Development Bank”). The Department of the Treasury is responsible for collecting most of the Commonwealth’s revenues, overseeing preparation of its financial statements and contributing to the preparation of the budget. The Office of Management and Budget prepares the Commonwealth’s budget and is responsible for monitoring expenditures. Government Development Bank is the fiscal agent and financial advisor to the Commonwealth and its agencies, public corporations and municipalities and coordinates the management of public finances.

ECONOMY

          The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, electronics, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, and tourism, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

          The economy of Puerto Rico is closely linked to the United States economy. Factors affecting the United States economy usually have a significant impact on the performance of the Puerto Rico economy. These include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the level of oil prices, the rate of inflation, and tourist expenditures. Consequently, the economic slowdown in the United States in 2001 and 2002 and the subsequent recovery in 2003 and 2004 (which continues in 2005), has also been reflected in the Puerto Rico economy. During fiscal year 2004 (July 2003 through June 2004), approximately 82% of Puerto Rico’s exports went to the United States mainland, which was also the source of approximately 45% of Puerto Rico’s imports.

Fiscal Year 2004

          The Puerto Rico Planning Board’s preliminary reports of the performance of the Puerto Rico economy during the fiscal year 2004 indicate that the economy registered an increase of 2.8% in real gross product,. According to the Department of Labor and Human Resources Household Employment Survey, total monthly seasonally adjusted employment for fiscal year 2004 averaged 1,205,602, an increase of 1.5% compared to 1,188,015 for fiscal year 2003. The unemployment rate for fiscal year 2004 was 11.4%, a decrease from 12.1% for fiscal year 2003.

Fiscal Year 2005

          The Planning Board’s current real gross national product forecast for fiscal year 2005, released in February 2004, projected an increase of 2.3%. The Planning Board confirmed this projection in February 2005. The major short-term factors that could have an adverse effect on the economy of Puerto Rico include the persistent high level of oil prices, the upward turn of short-term interest rates, and the devaluation of the United States dollar, which affects the value of imports to Puerto Rico. As in the past, the economy of Puerto Rico followed the performance of the United States economy. Although interest rates began to increase slightly at the end of fiscal year 2004, interest rates still remain at relatively low levels, which could stimulate economic activity in Puerto Rico for the short and medium-term.

Fiscal Year 2006

          The Planning Board’s current real gross national product forecast for fiscal year 2006, released in February 2005, projected an increase of 2.5%. The major short-term factors that could have an adverse effect on the economy include those presented for fiscal year 2005 and the possibility of deceleration of public investment due to the Commonwealth’s fiscal difficulties, which could reduce activity in the construction sector. The continued upward trend of interest rates may also contribute to a possible slowing of economic activity in the construction sector. Although the current administration is working to maintain public investment, no assurance can be given that the Commonwealth will succeed in these efforts.

FINANCIAL RESULTS

Proposed Budget Fiscal Year 2006 Compared to Current Budget Fiscal Year 2005

          The General Fund total revenues for fiscal year 2006 are projected to be $9.684 billion, representing an increase of $1.4 billion, or 16.6%, from budgeted fiscal year 2005 revenues.

          The major changes from fiscal year 2005 are expected to be: (1) projected increases in income taxes from individuals of $259 million and income taxes from corporations of $247 million; and (ii) projected increases in motor vehicle excise taxes of $29 million and Commonwealth excise taxes of $784 million. The projection of General Fund revenues for fiscal year 2006 is based on a projected 5.9% nominal and 2.5% real growth in gross national product, and additional revenues of $1.004 billion from the following new legislative and administrative measures: (i) the elimination of the exemption for food, medicine and certain other goods from the 5% general excise tax; (ii) an increase in license fees for luxury cars; (iii) a temporary surtax on financial institutions; (iv) the elimination of the preferential capital gains rate; and (v) an intensification of efforts to detect excise tax evasion.

          Proposed expenditures for fiscal year 2006 total $9.684 billion, which $830 million, or 9.4% higher than the $8.854 billion budgeted for fiscal year 2005. The principal reasons for the differences are (i) education related expenditures, which are proposed to be $448.3 million higher; (ii) health related expenditures, which are proposed to be approximately $74.5 million higher; (iii) public safety and protection related expenditures, which are proposed to be approximately $164.6 million higher; and (iv) debt service is expected to be $54.8 million higher.

Estimated Fiscal Year 2005 Compared to Preliminary Fiscal Year 2004

          The General Fund budget for fiscal year 2005, which commenced on July 1, 2004, provides for total net revenues of $8.304 billion, which represents an increase of $319 million, or 4.0%, over the budget for fiscal year 2004. Total budgeted net revenues and estimated net revenues of the General Fund for fiscal year 2004, which ended on June 30, 2004, were $7.925 billion and $7.985 billion, respectively.

          The major changes in estimated revenues for fiscal year 2005 compared to preliminary revenues for fiscal year 2004 are: (i) projected increases in total income taxes of $259 million; (ii) projected increases in total excise taxes of $85 million; and (iii) projected decreases in non-tax revenues of $10 million. The revised budget of General Fund revenues for fiscal year 2005, which revised budgeted items but not the total budget amount, assumes a 6.0% nominal and 2.3% real growth in gross product, and additional revenues of $81 million from the legislative measures described below. Budgeted revenues also include the proceeds of a $550 million loan from GDB, such loan being secured by tax receivables. Such loan has a maximum term of ten years.

          As a means of increasing revenues for fiscal year 2005, the following laws were enacted: (1) a “sunset provision” which enables early retirement or “rollover” of certain individual retirement account funds without penalties under the Commonwealth’s income tax law; (2) a one-year “sunset provision” for variable annuities by insurance companies in the United States held by Puerto Rico citizens for “rollovers” to variable annuities by Puerto Rico insurance companies; (3) a transfer to the General Fund of compulsory motor vehicle insurance premiums for which reimbursement has not been claimed; and (4) a “sunset provision” to lower all long-

term capital gains tax rates by 50%. In particular, gains realized on or prior to June 30, 2005 from the sale or exchange of a capital asset by resident individuals, if held for more than six months, will be taxed at a rate of 5% (6.25% in the case of corporate taxpayers) if located in Puerto Rico and at a rate of 10% (12.5% in the case of corporate taxpayers) if located outside Puerto Rico. Similarly, lump sum distributions by resident individuals on income from pensions will be taxed at a rate of 10%.

          As of April 30, 2005, General Fund estimated total revenues for fiscal year 2005 were within the amount originally budgeted. According to the rate of collections as of April 30, 2005, total income taxes, license fees and revenues from non-Commonwealth sources are expected to be under budget. However, such reduction is expected to be offset by collections in excess of budgeted amounts of Commonwealth excise taxes, inheritance and gift taxes and other revenues from internal sources.

Preliminary Fiscal Year 2004 Compared to Fiscal Year 2003

          General Fund total net revenues for fiscal year 2004 were $7.985 billion, representing an increase of $143 million, or 1.8%, from fiscal year 2003 net revenues. This amount excludes proceeds of a loan of $233 million obtained from GDB, which is included as part of “Proceeds of notes and other borrowings.” The loan has a term of ten years, and may be repaid sooner to the extent that sufficient revenues are available for such purpose. This amount also excludes $82 million of additional non-recurring revenues. The major changes in revenues from fiscal year 2003 were: (i) increases in total income taxes of $128 million, mainly resulting from decreases in income taxes from individuals of $203 million and in income taxes withheld from non-residents of $114 million; (ii) increases in total excise taxes of $42 million; and (iii) decreases in other revenues of $65 million, mainly as a result of a decrease in miscellaneous non tax revenues of $59 million. Approximately $170 million of the increase in total income taxes for fiscal year 2004 relates to the collection of past taxes as a result of an incentives plan implemented by the Secretary of the Treasury.

          Total cash expenditures for fiscal year 2004 were $8.004 billion, which amount excludes certain amounts related to fiscal year 2004 but to be disbursed in fiscal year 2005. This amount also excludes approximately $293 million of additional expenditures that were not originally budgeted and are expected to be covered with reserve funds ($50 million), the reimbursement of certain federal education funds ($141 million), and other sources. After considering (i) debt service payments, (ii) $227 million in net borrowings from GDB and other sources, and (iii) $63 million in other income from the General Fund’s non budgetary funds, the ending cash balance of the General Fund decreased from $179 million at the end of fiscal year 2003 to $109 million at the end of fiscal year 2004.

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RATING AGENCIES’ACTIONS

          In May 2005, Moody’s and Standard & Poor’s rated the Commonwealth’s general obligation, respectively, Baa2 and BBB+. Any explanation regarding the reasons for and the significance of such ratings must be obtained only from the respective rating agency furnishing the same. The ratings reflect only the respective opinions of such rating agencies. There is no assurance that the ratings will continue for any given period of time or will not be revised downward or withdrawn entirely by either or both of such rating agencies. Any such downward revision or withdrawal of the ratings could have an adverse effect on the market prices of the Series 2005 bonds.

RECENT DEVELOPMENTS

          On September 21, 2004, Moody’s Investors Service, Inc. (“Moody’s”) announced that it was changing its ratings outlook on the Commonwealth’s outstanding debt to negative from stable. This outlook change reflects Moody’s concern over the Commonwealth’s financial performance, particularly the balancing of General Fund operations with loans from Government Development Bank of $250 million and $233 million for fiscal years 2003 and 2004, respectively, the structural imbalance in the fiscal year 2005 budget which will require a loan from Government Development Bank of $550 million, and the 17% funding ratio of the Employees Retirement System of the Commonwealth and its instrumentalities (the “Employees Retirement System”). The Commonwealth currently plans on addressing the structural imbalance with the expected additional net tax revenues resulting from a proposed tax restructuring, the normal annual increases in General Fund revenues, and new and existing initiatives to reduce expenditures and is evaluating alternatives to improve the funding ratio of the Employees Retirement System.

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APPENDIX F—Proxy Voting Policies and Procedures

          The Board of Directors of each Fund has delegated the authority to develop policies and procedures relating to proxy voting to Salomon Brothers Asset Management Inc (the “Investment Manager”). The Investment Manager is part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of Legg Mason, Inc. (“Legg Mason”). Along with the other investment advisers that comprise CAM, the Investment Manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that it votes proxies relating to equity securities in the best interest of clients.

          In voting proxies, the Investment Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Investment Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Investment Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Investment Manager of its responsibility for the proxy vote.

          In the case of a proxy issue for which there is a stated position in the Policies, the Investment Manager generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

          In furtherance of the Investment Manager’s goal to vote proxies in the best interest of clients, the Investment Manager follows procedures designed to identify and address material conflicts that may arise between the Investment Manager’s interests and those D of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Investment Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the Investment Manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Investment Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Investment Manager in voting proxies. The Investment Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which the Investment Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM or the Investment Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Investment Manager decides to vote a proxy, the Investment Manager generally takes the position that non-CAM relationships between Legg Mason and an issuer do not present a conflict of interest for the Investment Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Investment Manager is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between the Investment Manager and certain other Legg Mason business units.

          CAM maintains a Proxy Voting Committee, of which the Investment Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Investment Manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Investment Manager’s decision-making in voting proxies.

          If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Investment Manager may vote proxies notwithstanding the existence of the conflict. If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

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CITISM CASH RESERVES
CITISM U.S. TREASURY RESERVES
CITISM TAX FREE RESERVES
CITISM CALIFORNIA TAX FREE RESERVES
CITISM CONNECTICUT TAX FREE RESERVES
CITISM NEW YORK TAX FREE RESERVES

INVESTMENT MANAGER

Citi Fund Management Inc.
100 First Stamford Place, Stamford, CT 06902

DISTRIBUTORS

Citigroup Global Markets Inc.
388 Greenwich Street
New York, NY 10013

Legg Mason Investor Services, LLC
100 Light Street
Baltimore, Maryland 21202

TRANSFER AGENTS

PFPC Inc.
P.O. Box 9662
Providence, RI 02940-9662

Boston Financial Data Service, Inc.
2 Heritage Drive
North Quincy, MA 02171

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
345 Park Avenue
New York, New York 10154

LEGAL COUNSEL

Bingham McCutchen LLP
150 Federal Street, Boston, MA 02110